UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02405, 811-09739 and 811-21434

Name of Fund: BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2020

Date of reporting period: 03/31/2020

Item 1 – Report to Stockholders

MARCH 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Balanced Capital Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. Now that the virus has spread around the globe and an economic downturn appears inevitable, investors are faced with the question of how long and how deep it will be.

Returns for most securities were robust for the first ten months of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the economy on hold, all types of equities, both in the United States and internationally, ended the reporting period with negative performance.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. For the near term, however, the disruption is likely to act as a further drag on corporate earnings, following flat earnings growth in 2019. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is beginning to take place, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(12.31)%	(6.98)%
U.S. small cap equities (Russell 2000® Index)	(23.72)	(23.99)
International equities (MSCI Europe, Australasia, Far East Index)	(16.52)	(14.38)
Emerging market equities (MSCI Emerging Markets Index)	(14.55)	(17.69)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.04	2.25
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	9.95	18.25
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.33	8.93
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.07	3.78
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(10.40)	(6.94)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2020	BlackRock Balanced Capital Fund, Inc.

Investment Objective

BlackRock Balanced Capital Fund, Inc.’s (the “Fund”) investment objective is to seek the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2020, through its investments in Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC (the “equity allocation” or the “Master Advantage Large Cap Core Portfolio”) and Master Total Return Portfolio of Master Bond LLC (the “fixed income allocation” or the “Master Total Return Portfolio”) (collectively, the “Master Portfolios”), the Fund underperformed the blended reference benchmark (60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index). The Fund outperformed the equity portion of the benchmark, the Russell 1000® Index, but underperformed the fixed income portion of the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The Fund combines top-down macroeconomic views and bottom-up security selection from Master Advantage Large Cap Core Portfolio and Master Total Return Portfolio.

From an asset allocation perspective, an overweight in U.S. equities and an underweight in fixed income detracted from Fund returns, as higher-risk assets sold off in the first quarter of 2020 amid concerns around coronavirus and its impact on global supply chains and the world economy.

From the Fund’s equity allocation in Master Advantage Large Cap Core Portfolio, sentiment- and trend-based signals hurt relative performance. For example, a signal identifying investor sentiment based on the short positions of hedge funds detracted due to significant hedge fund de-risking in the fourth quarter of 2019. A machine-learned insight that gauges broker sentiment by analyzing sell-side research reports further detracted. On the positive side, fundamental stock selection signals contributed. Notably, the defensive profile of quality measures, such as balance sheet strength and dividend policy, aided returns. Identifying management quality once again performed well, with noted strength from an insight that compares management commentary to regulatory filings. Less-traditional quality measures, such as environmental, social and governance (“ESG”)-related insights, added further value. Specifically, a newer insight that identifies investor flows into ESG-related positions — which successfully captured evolving investor preferences for sustainability — was one of the top-performing signals. Sentiment-based insights also delivered gains.

Within the Fund’s fixed income allocation in Master Total Return Portfolio, positions in securitized assets, U.S. high yield bonds, investment-grade corporate bonds, and municipal bonds hurt performance. An overweight to duration (interest-rate sensitivity) was the largest contributor. A relative value strategy in mortgage-backed securities contributed, as did equity-hedging positions under macro strategies.

During the period, the derivatives were employed as a means to manage risk and/or take outright views on equities, interest rates, credit risk and/or foreign exchange positions. The use of derivatives, which was limited overall, slightly detracted from Fund performance. The Fund held an elevated exposure to cash as collateral for its derivatives positions. The cash position had no material impact on Fund performance.

Describe recent portfolio activity.

The Fund entered the period with an overweight in U.S. equities and an underweight in U.S. duration. As the period progressed, the investment adviser tactically increased the Fund’s overweight in stocks as valuations became more attractive amid the sell-off associated with coronavirus. The Fund also moved from an underweight to a neutral stance with respect to duration.

Master Advantage Large Cap Core Portfolio maintained a balanced allocation of risk across all major return drivers, while adding several new stock-selection insights to the portfolio.

Master Total Return Portfolio slightly reduced the extent of its duration overweight in the first half of the period by cutting its positions in longer-term bonds and rotating the proceeds into short-term debt. As the Master Total Return Portfolio reduced its weighting in investment-grade corporate bonds on valuation concerns, it increased its overweights in agency mortgage-backed securities and inflation-protected bonds. In the second half of the period, the investment backdrop took a sharp negative turn due to coronavirus. As investors rotated to cash, liquidity became a major issue across the fixed-income market. Given the magnitude of the economic shock, Master Total Return Portfolio closed with an overweight on the front end of the curve. It also added to its positions in the three- to five-year range as well as 15 years and above.

Describe portfolio positioning at period end.

The Master Advantage Large Cap Core Portfolio maintained an overweight in U.S. equities. As coronavirus became the primary driver of macroeconomic data, the investment adviser focused on several key metrics to help evaluate the progression, severity and duration of the virus impact, the efficacy of governmental responses with respect to both containment and financial relief, the economic effect of containment, as well as market sentiment and flows. The investment adviser saw a continued overweight in equities as appropriate, based on its belief that economic behavior will normalize and the impact of massive government stimulus should assert itself.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BlackRock Balanced Capital Fund, Inc.

Performance Summary for the Period Ended March 31, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(8.32)%	(3.91)%	N/A	4.91%	N/A	7.75%	N/A
Investor A	(8.43)	(4.17)	(9.20)%	4.61	3.49%	7.43	6.85%
Investor C	(8.81)	(4.90)	(5.81)	3.82	3.82	6.60	6.60
Class K	(8.29)	(3.85)	N/A	4.94	N/A	7.76	N/A
Class R	(8.56)	(4.48)	N/A	4.25	N/A	7.05	N/A
60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index(c)	(6.45)	(1.03)	N/A	5.34	N/A	8.01	N/A
Bloomberg Barclays U.S. Aggregate Bond Index(d)	3.33	8.93	N/A	3.36	N/A	3.88	N/A
Russell 1000® Index(e)	(13.01)	(8.03)	N/A	6.22	N/A	10.39	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain classes.

(b)

The Fund invests in equity securities (including common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock) and fixed-income securities (including debt securities, convertible securities and short term securities).

(c)	A customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%).
(d)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

(e)

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$916.80	$2.48	$1,000.00	$1,022.41	$2.62	0.52%
Investor A	1,000.00	915.70	3.75	1,000.00	1,021.08	3.96	0.78
Investor C	1,000.00	911.90	7.37	1,000.00	1,017.29	7.78	1.54
Class K	1,000.00	917.10	2.14	1,000.00	1,022.77	2.25	0.45
Class R	1,000.00	914.40	5.47	1,000.00	1,019.29	5.77	1.14

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolios, the expense example reflects the net expenses of both the Fund and the Master Portfolios in which it invests.

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments
Equity Funds	50%
Fixed Income Funds.	37
Short-Term Securities	13

FUND SUMMARY	5

The Benefits and Risks of Leveraging	BlackRock Balanced Capital Fund, Inc.

The Master Total Return Portfolio may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Master Total Return Portfolio may utilize leverage through a credit facility. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Master Total Return Portfolio on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Master Total Return Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Master Total Return Portfolio’s interestholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Master Total Return Portfolio’s interestholders, and the value of these portfolio holdings is reflected in the Master Total Return Portfolio’s per share NAV. However, in order to benefit interestholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Master Total Return Portfolio’s return on assets purchased with leverage proceeds, income to interestholders is lower than if the Master Total Return Portfolio had not used leverage.

Furthermore, the value of the Master Total Return Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Master Total Return Portfolio’s NAV positively or negatively in addition to the impact on the Master Total Return Portfolio’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Master Total Return Portfolio’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Master Total Return Portfolio’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Master Total Return Portfolio’s interests than if the Master Total Return Portfolio was not leveraged. In addition, the Master Total Return Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Master Total Return Portfolio to incur losses. The use of leverage may limit the Master Total Return Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Master Total Return Portfolio incurs expenses in connection with the use of leverage, all of which are borne by the Master Total Return Portfolio’s interestholders and may reduce income.

Derivative Financial Instruments

The Fund and/or the Master Portfolios may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s and/or the Master Portfolios’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund and/or the Master Portfolios can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s and/or the Master Portfolios’ investments in these instruments, if any, are discussed in detail in the Fund’s and the Master Portfolios’ Notes to Financial Statements.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance	BlackRock Balanced Capital Fund, Inc.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on the previous pages (which is based on a hypothetical investment of $1,000 invested on October 1, 2019 and held through March 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE AND DISCLOSURE OF EXPENSES	7

Schedule of Investments (unaudited) March 31, 2020	BlackRock Balanced Capital Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies — 86.7%

Equity Funds — 49.6%
Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC(b)	569,058,514	$569,058,514

Fixed Income Funds — 37.1%
iShares Core U.S. Aggregate Bond ETF(b)	327,759	37,813,556
Master Total Return Portfolio of Master Bond LLC(b)	387,780,447	387,780,447

		425,594,003

Total Investment Companies — 86.7% (Cost: $1,025,345,922)		994,652,517

Security	Shares	Value

Short-Term Securities — 12.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%(a)(b)	144,477,596	$144,477,596

Total Short-Term Securities — 12.6% (Cost: $144,477,596)		144,477,596

Total Investments — 99.3% (Cost: $1,169,823,518)		1,139,130,113

Other Assets Less Liabilities — 0.7%		8,577,041

Net Assets — 100.0%		$1,147,707,154

(a)	Annualized 7-day yield as of period end.
(b)

During the six months ended March 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Issuer	Shares/ Investment Value Held at 09/30/19	Shares/ Investment Value Purchased		Shares Sold		Shares/ Investment Value Held at 03/31/20	Value at 03/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	159,700,160	—		(15,222,564	)(b)	144,477,596	$144,477,596	$1,271,260	$367	$—
iShares Core U.S. Aggregate Bond ETF	327,759	—		—		327,759	37,813,556	467,148	—	721,070
Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC	$651,543,880	—		$(82,485,366	)(b)(c)	$569,058,514	569,058,514	5,111,548	1,721,080	(89,317,995)
Master Total Return Portfolio of Master Bond LLC	$387,033,377	$747,070	(b)(c)	—		$387,780,447	387,780,447	5,901,981	6,495,374	(11,650,280)

							$1,139,130,113	$12,751,937	$8,216,821	$(100,247,205)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased (sold).
(c)	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	1,218	06/19/20	$156,495	$(4,558,790)
U.S. Treasury Notes (10 Year)	78	06/19/20	10,818	160,946

				$(4,397,844)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation(a)	$—	$—	$—	$—	$160,946	$—	$160,946

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Balanced Capital Fund, Inc.

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation(a)	$—	$—	$4,558,790	$—	$—	$—	$4,558,790

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended March 31, 2020, the effect of derivative financial instruments in the Statement of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$(18,636,100)	$—	$(4,381,939)	$—	$(23,018,039)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(3,427,622)	$—	$341,460	$—	$(3,086,162)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$149,095,167
Average notional value of contracts — short	6,902,938

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For more information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Investment Companies(a)	$37,813,556	$—	$—	$37,813,556
Short-Term Securities	144,477,596	—	—	144,477,596

Subtotal	$182,291,152	$—	$—	182,291,152

Investments Valued at Net Asset Value (“NAV”)(b)				956,838,961

Total Investments				$1,139,130,113

(a)	See above Schedule of Investments for values in each security type.
(b)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Interest rate contracts	$160,946	$—	$—	$160,946
Liabilities:
Equity contracts	(4,558,790)	—	—	(4,558,790)

	$(4,397,844)	$—	$—	$(4,397,844)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

FUND SCHEDULE OF INVESTMENTS	9

Statement of Assets and Liabilities  (unaudited)

March 31, 2020

BlackRock Balanced Capital Fund, Inc.

ASSETS
Investments at value — affiliated (cost — $1,169,823,518)	$1,139,130,113
Cash pledged for futures contracts	11,461,991
Receivables:
Capital shares sold	1,834,696
Dividends — affiliated	99,569
Prepaid expenses	85,638

Total assets	1,152,612,007

LIABILITIES
Payables:
Capital shares redeemed	2,192,732
Investment advisory fees	177,931
Officer’s fees	4,025
Other accrued expenses	89,066
Other affiliates	20,922
Service and distribution fees	227,468
Transfer agent fees	183,144
Variation margin on futures contracts	2,009,565

Total liabilities	4,904,853

NET ASSETS	$1,147,707,154

NET ASSETS CONSIST OF
Paid-in capital	$1,181,479,630
Accumulated loss	(33,772,476)

NET ASSETS	$1,147,707,154

NET ASSET VALUE
Institutional — Based on net assets of $427,887,820 and 20,941,927 shares outstanding, 400 million shares authorized, $0.10 par value	$20.43

Investor A — Based on net assets of $565,633,556 and 27,808,118 shares outstanding, 200 million shares authorized, $0.10 par value	$20.34

Investor C — Based on net assets of $114,125,109 and 6,565,067 shares outstanding, 200 million shares authorized, $0.10 par value	$17.38

Class K — Based on net assets of $29,728,370 and 1,454,858 shares outstanding, 2 billion shares authorized, $0.10 par value	$20.43

Class R — Based on net assets of $10,332,299 and 556,815 shares outstanding, 500 million shares authorized, $0.10 par value	$18.56

See notes to financial statements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended March 31, 2020

BlackRock Balanced Capital Fund, Inc.

INVESTMENT INCOME
Dividends — affiliated	$1,738,408
Other income	41,022
Net investment income allocated from the affiliated Master Portfolios:
Interest — unaffiliated	5,820,176
Dividends — unaffiliated	6,541,758
Dividends — affiliated	226,662
Securities lending income — affiliated — net	16,512
Foreign taxes withheld	(17,532)
Total expenses	(1,623,898)
Fees waived	49,851

Total investment income	12,792,959

FUND EXPENSES
Investment advisory	2,722,142
Service and distribution — class specific	1,461,306
Transfer agent — class specific	570,250
Registration	68,240
Professional	60,494
Printing	17,869
Officer	14,127
Custodian	2,875
Accounting services	3,511
Miscellaneous	14,470

Total expenses	4,935,284
Less fees waived and/or reimbursed by the Manager	(1,650,899)

Total expenses after fees waived and/or reimbursed	3,284,385

Net investment income	9,508,574

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	367
Futures contracts	(23,018,039)
Net realized gain from investments, capital gain distributions received from affiliated investment companies, foreign currency transactions, forward foreign currency exchange contracts, futures contracts, options written and swaps allocated from the affiliated Master Portfolios	8,216,454

(14,801,218)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	721,070
Futures contracts	(3,086,162)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts, options written, swaps and unfunded floating rate loan interests allocated from the affiliated Master Portfolios	(100,968,275)

(103,333,367)

Net realized and unrealized loss	(118,134,585)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(108,626,011)

See notes to financial statements.

FUND FINANCIAL STATEMENTS	11

Statements of Changes in Net Assets

	BlackRock Balanced Capital Fund, Inc.
	Six Months Ended 03/31/20 (unaudited)	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,508,574	$21,044,212
Net realized gain (loss)	(14,801,218)	46,959,493
Net change in unrealized appreciation (depreciation)	(103,333,367)	(8,594,187)

Net increase (decrease) in net assets resulting from operations	(108,626,011)	59,409,518

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(22,553,033)	(30,083,390)
Investor A	(27,748,772)	(35,699,715)
Investor C	(6,295,585)	(7,198,305)
Class K	(1,398,204)	(754,289)
Class R	(564,313)	(973,829)

Decrease in net assets resulting from distributions to shareholders	(58,559,907)	(74,709,528)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	72,561,785	175,017,391

NET ASSETS
Total increase (decrease) in net assets	(94,624,133)	159,717,381
Beginning of period	1,242,331,287	1,082,613,906

End of period	$1,147,707,154	$1,242,331,287

(a)	Distributions for annual periods determined in accordance with federal income tax regulations.

See notes to financial statements.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc.

	Institutional
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017		2016		2015

Net asset value, beginning of period	$23.32		$23.95	$26.09	$23.86		$23.09		$26.07

Net investment income(a)	0.20		0.48	0.47	0.41		0.38		0.37
Net realized and unrealized gain (loss)	(2.00)		0.52	1.89	3.01		1.64		(0.03)

Net increase (decrease) from investment operations	(1.80)		1.00	2.36	3.42		2.02		0.34

Distributions:(b)
From net investment income	(0.23)		(0.41)	(0.47)	(0.40)		(0.41)		(0.43)
From net realized gain	(0.86)		(1.22)	(4.03)	(0.79)		(0.84)		(2.89)

Total distributions	(1.09)		(1.63)	(4.50)	(1.19)		(1.25)		(3.32)

Net asset value, end of period	$20.43		$23.32	$23.95	$26.09		$23.86		$23.09

Total Return(c)
Based on net asset value	(8.32	)%(d)	5.16%	10.14%	14.83	%(e)	8.93	%(e)	0.82%

Ratios to Average Net Assets(f)
Total expenses(g)	0.78	%(h)	0.80%	0.91%	0.93%		0.94%		0.92%

Total expenses after fees waived and/or reimbursed(g)	0.52	%(h)	0.53%	0.62%	0.62%		0.63%		0.59%

Net investment income(g)	1.72	%(h)	2.11%	1.97%	1.67%		1.64%		1.52%

Supplemental Data
Net assets, end of period (000)	$427,888		$488,105	$427,511	$395,850		$348,430		$341,225

Portfolio turnover rate of the Fund(i)	0%		4%	140%	109%		—		—

Portfolio turnover rate of the Master Total Return Portfolio(j)	327%		574%	734%	806%		841%		1,015%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	47%		151%	148%	130%		39%		41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.02%	0.01%	0.01%	—	—

(h)	Annualized.
(i)	Excludes transactions in the Master Portfolios.
(j)	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding mortgage dollar roll transactions)	166%	241%	350%	540%	598%	725%

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc. (continued)

	Investor A
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$23.22		$23.86		$26.00		$23.78		$23.03		$26.00

Net investment income(a)	0.17		0.41		0.40		0.34		0.31		0.30
Net realized and unrealized gain (loss)	(1.99)		0.52		1.89		3.01		1.62		(0.02)

Net increase (decrease) from investment operations	(1.82)		0.93		2.29		3.35		1.93		0.28

Distributions:(b)
From net investment income	(0.20)		(0.35)		(0.40)		(0.34)		(0.34)		(0.36)
From net realized gain	(0.86)		(1.22)		(4.03)		(0.79)		(0.84)		(2.89)

Total distributions	(1.06)		(1.57)		(4.43)		(1.13)		(1.18)		(3.25)

Net asset value, end of period	$20.34		$23.22		$23.86		$26.00		$23.78		$23.03

Total Return(c)
Based on net asset value	(8.43	)%(d)	4.84%		9.86%		14.52	%(e)	8.57	%(e)	0.57%

Ratios to Average Net Assets
Total expenses(f)	1.05	%(g)(h)	1.07	%(g)	1.20	%(i)	1.21	%(i)	1.22	%(i)	1.20	%(i)

Total expenses after fees waived and/or reimbursed(f)	0.78	%(g)(h)	0.80	%(g)	0.91	%(i)	0.90	%(i)	0.91	%(i)	0.88	%(i)

Net investment income(f)	1.45	%(g)(h)	1.83	%(g)	1.68	%(i)	1.38	%(i)	1.35	%(i)	1.23	%(i)

Supplemental Data
Net assets, end of period (000)	$565,634		$594,909		$528,701		$535,542		$491,889		$461,642

Portfolio turnover rate of the Fund(j)	0%		4%		140%		109%		—		—

Portfolio turnover rate of the Master Total Return Portfolio(k)	327%		574%		734%		806%		841%		1,015%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	47%		151%		148%		130%		39%		41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.02%	0.01%	0.01%	—	—

(g)	Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(h)	Annualized.
(i)	Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(j)	Excludes transactions in the Master Portfolios.
(k)	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding mortgage dollar roll transactions)	166%	241%	350%	540%	598%	725%

See notes to financial statements.

14	2020 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc. (continued)

	Investor C
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017		2016		2015

Net asset value, beginning of period	$20.00		$20.79	$23.21	$21.34		$20.80		$23.80

Net investment income(a)	0.07		0.21	0.19	0.14		0.12		0.10
Net realized and unrealized gain (loss)	(1.71)		0.43	1.67	2.68		1.47		(0.01)

Net increase (decrease) from investment operations	(1.64)		0.64	1.86	2.82		1.59		0.09

Distributions:(b)
From net investment income	(0.12)		(0.21)	(0.25)	(0.16)		(0.21)		(0.20)
From net realized gain	(0.86)		(1.22)	(4.03)	(0.79)		(0.84)		(2.89)

Total distributions	(0.98)		(1.43)	(4.28)	(0.95)		(1.05)		(3.09)

Net asset value, end of period	$17.38		$20.00	$20.79	$23.21		$21.34		$20.80

Total Return(c)
Based on net asset value	(8.81	)%(d)	4.09%	9.03%	13.62	%(e)	7.78	%(e)	(0.21)%

Ratios to Average Net Assets(f)
Total expenses(g)	1.81	%(h)	1.83%	1.95%	1.97%		1.98%		1.97%

Total expenses after fees waived and/or reimbursed(g)	1.54	%(h)	1.56%	1.66%	1.66%		1.67%		1.65%

Net investment income(g)	0.69	%(h)	1.07%	0.93%	0.63%		0.60%		0.47%

Supplemental Data
Net assets, end of period (000)	$114,125		$125,584	$103,756	$104,113		$117,651		$86,397

Portfolio turnover rate of the Fund(i)	0%		4%	140%	109%		—		—

Portfolio turnover rate of the Master Total Return Portfolio(j)	327%		574%	734%	806%		841%		1,015%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	47%		151%	148%	130%		39%		41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.02%	0.01%	0.01%	—	—

(h)	Annualized.
(i)	Excludes transactions in the Master Portfolios.
(j)	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding mortgage dollar roll transactions)	166%	241%	350%	540%	598%	725%

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc. (continued)

	Class K
	Six Months Ended 03/31/20 (unaudited)		Year Ended 09/30/19	Period from 01/25/18(a) to 09/30/18

Net asset value, beginning of period	$23.32		$23.95	$23.61

Net investment income(b)	0.21		0.49	0.33
Net realized and unrealized gain (loss)	(2.01)		0.52	0.25

Net increase from investment operations	(1.80)		1.01	0.58

Distributions:(c)
From net investment income	(0.23)		(0.42)	(0.24)
From net realized gain	(0.86)		(1.22)	—

Total distributions	(1.09)		(1.64)	(0.24)

Net asset value, end of period	$20.43		$23.32	$23.95

Total Return(d)
Based on net asset value	(8.29	)%(e)	5.23%	2.46	%(e)

Ratios to Average Net Assets(f)
Total expenses(g)	0.71	%(h)	0.73%	0.81	%(h)

Total expenses after fees waived and/or reimbursed(g)	0.45	%(h)	0.46%	0.51	%(h)

Net investment income(g)	1.79	%(h)	2.15%	2.07	%(h)

Supplemental Data
Net assets, end of period (000)	$29,728		$21,901	$8,283

Portfolio turnover rate of the Fund(i)	0%		4%	140	%(j)

Portfolio turnover rate of the Master Total Return Portfolio(k)	327%		574%	734	%(j)

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	47%		151%	148	%(j)

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20 (unaudited)		Year Ended 09/30/19	Period from 01/25/18(a) to 09/30/18
Investments in underlying funds	0.02%		0.02%	0.01%

(h) Annualized.

(i)  Excludes transactions in the Master Portfolios.

(j)  Portfolio turnover rate is representative of the Fund for the entire year.

(k) Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/20 (unaudited)		Year Ended 09/30/19	Period from 01/25/18(a) to 09/30/18
Portfolio turnover rate (excluding mortgage dollar roll transactions)	166%		241%	350	%(j)

See notes to financial statements.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc. (continued)

	Class R
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019		2018		2017		2016		2015

Net asset value, beginning of period	$21.27		$22.00		$24.30		$22.31		$21.70		$24.68

Net investment income(a)	0.12		0.31		0.29		0.24		0.22		0.21
Net realized and unrealized gain (loss)	(1.81)		0.46		1.77		2.81		1.52		(0.02)

Net increase (decrease) from investment operations	(1.69)		0.77		2.06		3.05		1.74		0.19

Distributions:(b)
From net investment income	(0.16)		(0.28)		(0.33)		(0.27)		(0.29)		(0.28)
From net realized gain	(0.86)		(1.22)		(4.03)		(0.79)		(0.84)		(2.89)

Total distributions	(1.02)		(1.50)		(4.36)		(1.06)		(1.13)		(3.17)

Net asset value, end of period	$18.56		$21.27		$22.00		$24.30		$22.31		$21.70

Total Return(c)
Based on net asset value	(8.56	)%(d)	4.47%		9.51%		14.11	%(e)	8.15	%(e)	0.23%

Ratios to Average Net Assets
Total expenses(f)	1.41	%(g)(h)	1.41	%(g)	1.55	%(i)	1.56	%(i)	1.58	%(i)	1.53	%(i)

Total expenses after fees waived and/or reimbursed(f)	1.14	%(g)(h)	1.14	%(g)	1.26	%(i)	1.25	%(i)	1.27	%(i)	1.21	%(i)

Net investment income(f)	1.10	%(g)(h)	1.50	%(g)	1.33	%(i)	1.04	%(i)	0.99	%(i)	0.91	%(i)

Supplemental Data
Net assets, end of period (000)	$10,332		$11,833		$14,363		$16,257		$12,731		$10,448

Portfolio turnover rate of the Fund(j)	0%		4%		140%		109%		—		—

Portfolio turnover rate of the Master Total Return Portfolio(k)	327%		574%		734%		806%		841%		1,015%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	47%		151%		148%		130%		39%		41%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019		2018		2017		2016		2015
Investments in underlying funds	0.02%		0.02%		0.01%		0.01%		—		—

(g) Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.

(h) Annualized.

(i)  Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(j)  Excludes transactions in the Master Portfolios.

(k) Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019		2018		2017		2016		2015
Portfolio turnover rate (excluding mortgage dollar roll transactions)	166%		241%		350%		540%		598%		725%

See notes to financial statements.

FUND FINANCIAL HIGHLIGHTS	17

Notes to Financial Statements (unaudited)	BlackRock Balanced Capital Fund, Inc.

1.	ORGANIZATION

BlackRock Balanced Capital Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing directly in equity and fixed-income securities, indirectly through one or more funds that invest in such securities, or in a combination of securities and funds. The Fund intends to invest a significant portion of its fixed-income assets in Master Total Return Portfolio (the “Master Total Return Portfolio”) of Master Bond LLC, a mutual fund that has an investment objective and strategy consistent with that of the fixed-income portion of the Fund. The Fund intends to invest a significant portion of its equity assets in Master Advantage Large Cap Core Portfolio (the “Master Advantage Large Cap Core Portfolio”) of Master Large Cap Series LLC, a mutual fund that has an investment objective and strategy consistent with that of the equity portion of the Fund. Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio, both affiliates of the Fund, are collectively referred to as the “Master Portfolios.” The value of the Fund’s investment in the Master Portfolios reflects the Fund’s proportionate interest in the net assets of the Master Portfolios. The performance of the Fund is directly affected by the performance of the Master Portfolios as well as the Fund’s direct investments. At March 31, 2020, the percentages of MasterAdvantage Large Cap Core Portfolio and Master Total Return Portfolio owned by the Fund were 19.6% and 2.3%, respectively. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Class R Shares are sold only to certain employer-sponsored retirement plans. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan). The Board of Directors of the Fund and Boards of Directors of the Master Portfolios are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States ofAmerica (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Contributions to and withdrawals from the Master Portfolios are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)	BlackRock Balanced Capital Fund, Inc.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Master Total Return Portfolio’s investment in BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”) are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Master Total Return Portfolio’s ordinary income and/or capital gains for that year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the ETF is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

The Fund records its proportionate investment in Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio at fair value, which is based upon its pro rata ownership in the net assets of Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds.

FUND NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (unaudited) (continued)	BlackRock Balanced Capital Fund, Inc.

There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2020, certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore such investments have been excluded from the fair value hierarchy.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee

First $250 million	0.500%
$250 million — $ 300 million	0.450
$300 million — $ 400 million	0.425
Greater than $400 million	0.400

The Fund also pays an investment advisory fee to the Manager, which is the investment adviser of Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio, to the extent it invests in the Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Class R

Distribution Fee	—%	0.75%	0.25%
Service Fee	0.25	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Class R	Total
$779,249	$652,513	$29,544	$1,461,306

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2020, the Fund did not pay any amounts to affiliates in return for these services.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)	BlackRock Balanced Capital Fund, Inc.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended March 31, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class K	Class R	Total
$6,574	$10,415	$3,911	$35	$50	$20,985

For the six months ended March 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Class R	Total
$196,409	$294,541	$66,188	$1,122	$11,990	$570,250

Other Fees: For the six months ended March 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $22,072.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fee by the amount of any management fees the Fund pays indirectly through its investments in the Master Portfolios. For the six months ended March 31, 2020, the Manager waived $1,511,505, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. Prior to January 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2020, the amount waived and/or reimbursed was $65,162.

With the exception of the Fund’s investment in the Master Portfolios, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2020, the Manager waived $74,232 in investment advisory fees pursuant to this arrangement.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended March 31, 2020, there were no purchases or sales.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of March 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,151,777,075

Gross unrealized appreciation	$2,574,872
Gross unrealized depreciation	(19,619,677)

Net unrealized depreciation	$(17,044,805)

FUND NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (unaudited) (continued)	BlackRock Balanced Capital Fund, Inc.

8.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2020, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of epidemics and pandemics such as the coronavirus, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. The impact of the outbreak may be short term or may last for an extended period of time.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)	BlackRock Balanced Capital Fund, Inc.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/20		Year Ended 09/30/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,857,016	$42,972,824	5,820,817	$130,370,585
Shares issued to shareholders in reinvestment of distributions	807,493	18,927,627	1,219,382	25,012,438
Shares redeemed	(2,652,636)	(59,538,394)	(3,961,435)	(88,163,064)

Net increase	11,873	$2,362,057	3,078,764	$67,219,959

Investor A
Shares issued from conversion	4,140,040	$95,198,647	—	$—
Shares sold and automatic conversion of shares	1,091,194	25,479,375	6,774,720	150,706,896
Shares issued to shareholders in reinvestment of distributions	(3,041,636)	(68,552,727)	1,597,323	32,556,063
Shares redeemed			(4,916,166)	(109,427,242)

Net increase	2,189,598	$52,125,295	3,455,877	$73,835,717

Investor C
Shares sold	1,152,294	$25,358,366	3,299,069	$62,360,336
Shares issued to shareholders in reinvestment of distributions	304,255	3,490,357	395,079	6,937,273
Shares redeemed and automatic conversion of shares	(1,171,162)	(22,753,452)	(2,405,162)	(46,470,773)

Net increase	285,387	$6,095,271	1,288,986	$22,826,836

Class K
Shares sold	572,578	$13,218,788	714,094	$15,979,217
Shares issued to shareholders in reinvestment of distributions	59,253	1,388,897	35,661	740,292
Shares redeemed	(116,071)	(2,644,939)	(156,556)	(3,482,997)

Net increase	515,760	$11,962,746	593,199	$13,236,512

Class R
Shares sold	78,818	$1,656,113	112,460	$2,319,013
Shares issued to shareholders in reinvestment of distributions	26,469	564,312	52,310	973,829
Shares redeemed	(104,677)	(2,204,009)	(261,538)	(5,394,475)

Net increase (decrease)	610	$16,416	(96,768)	$(2,101,633)

Total Net Increase	3,003,228	$72,561,785	8,320,058	$175,017,391

As of March 31, 2020, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 8,471 Class K Shares of the Fund.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 16, 2020, the credit agreement was extended until April 2021 under the same terms.

FUND NOTES TO FINANCIAL STATEMENTS	23

Portfolio Information as of March 31, 2020	Master Advantage Large Cap Core Portfolio

TEN LARGEST HOLDINGS

Security (a)	Percent of Net Assets
Microsoft Corp.	6%
Apple Inc.	5
Amazon.com, Inc.	5
Johnson & Johnson	2
Facebook, Inc., Class A	2
Mastercard, Inc., Class A	2
Alphabet, Inc., Class A	2
Berkshire Hathaway, Inc., Class B	2
Alphabet, Inc., Class C	1
Procter & Gamble Co.	1

(a)	Excludes Short-Term Investments

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	24%
Health Care	14
Financials	11
Consumer Discretionary	10
Communication Services	10
Industrials	8
Consumer Staples	7
Utilities	4
Real Estate	3
Energy	2
Materials	2
Short-Term Securities	5
Other Assets Less Liabilities	—

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) March 31, 2020	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 95.1%

Aerospace & Defense — 1.9%
Boeing Co.	28,366	$4,230,505
HEICO Corp.(a)	39,522	2,948,736
Hexcel Corp.	12,441	462,681
Lockheed Martin Corp.	68,180	23,109,611
Northrop Grumman Corp.	11,215	3,393,098
Raytheon Co.	63,635	8,345,730
Teledyne Technologies, Inc.	39,063	11,612,258
United Technologies Corp.	8,279	780,958

		54,883,577

Air Freight & Logistics — 0.2%
FedEx Corp.	11,768	1,426,988
United Parcel Service, Inc., Class B	49,243	4,600,281

		6,027,269

Airlines — 0.2%
Alaska Air Group, Inc.	47,860	1,362,574
Delta Air Lines, Inc.	127,110	3,626,448

		4,989,022

Auto Components — 0.1%
Dana, Inc.	93,259	728,353
Goodyear Tire & Rubber Co.	217,784	1,267,503

		1,995,856

Automobiles — 0.4%
General Motors Co.	217,901	4,527,983
Harley-Davidson, Inc.	13,059	247,207
Tesla, Inc.	13,851	7,257,924

		12,033,114

Banks — 3.3%
Bank of America Corp.	852,290	18,094,117
Citigroup, Inc.	127,415	5,366,720
Citizens Financial Group, Inc.	248,590	4,675,978
Comerica, Inc.	8,843	259,454
Cullen/Frost Bankers, Inc.	122,228	6,819,100
East West Bancorp, Inc.	114,170	2,938,736
First Hawaiian, Inc.	30,117	497,834
First Horizon National Corp.	72,754	586,397
JPMorgan Chase & Co.	374,683	33,732,710
PNC Financial Services Group, Inc.	52,352	5,011,133
Truist Financial Corp.	58,981	1,818,974
US Bancorp	72,757	2,506,479
Wells Fargo & Co.	439,599	12,616,491
Zions Bancorp NA	29,965	801,863

		95,725,986

Beverages — 2.0%
Coca-Cola Co.	503,633	22,285,760
Coca-Cola European Partners PLC	19,439	729,546
Molson Coors Beverage Co., Class B	180,155	7,027,847
PepsiCo, Inc.	242,732	29,152,113

		59,195,266

Biotechnology — 4.2%
AbbVie, Inc.	423,121	32,237,589
Alexion Pharmaceuticals, Inc.	5,765	517,639
Amgen, Inc.	69,524	14,094,601
Biogen, Inc.	28,022	8,865,600
Gilead Sciences, Inc.	464,531	34,728,338
Incyte Corp.(a)	47,527	3,480,402
Moderna, Inc.	26,133	782,683
Regeneron Pharmaceuticals, Inc.(b)	15,723	7,677,384
United Therapeutics Corp.	21,148	2,005,359
Vertex Pharmaceuticals, Inc.(b)	73,916	17,588,312

		121,977,907

Building Products — 0.7%
Allegion PLC(a)	221,709	20,401,662

Security	Shares	Value

Building Products (continued)
Resideo Technologies, Inc.	87,679	$424,366

		20,826,028

Capital Markets — 2.9%
Affiliated Managers Group, Inc.	45,129	2,668,929
Bank of New York Mellon Corp.	100,310	3,378,441
Charles Schwab Corp.	219,733	7,387,424
CME Group, Inc.	41,905	7,245,794
Evercore, Inc., Class A	11,745	540,975
FactSet Research Systems, Inc.	38,051	9,919,135
Goldman Sachs Group, Inc.	21,736	3,360,168
Intercontinental Exchange, Inc.	118,092	9,535,929
Invesco Ltd.	317	2,878
Moody’s Corp.	24,647	5,212,841
Morgan Stanley	467,942	15,910,028
Nasdaq, Inc.	53	5,032
Northern Trust Corp.	3,389	255,734
S&P Global, Inc.	66,779	16,364,194
T Rowe Price Group, Inc.	8,116	792,527
TD Ameritrade Holding Corp.	31,374	1,087,423

		83,667,452

Chemicals — 1.2%
Air Products & Chemicals, Inc.	46,217	9,225,375
Dow, Inc.	12,813	374,652
DuPont de Nemours, Inc.	8,018	273,414
Ecolab, Inc.	67,391	10,501,540
LyondellBasell Industries NV, Class A	35,617	1,767,672
Mosaic Co.(a)	190,634	2,062,660
PPG Industries, Inc.	39,648	3,314,573
Sherwin-Williams Co.	18,616	8,554,424

		36,074,310

Commercial Services & Supplies — 0.4%
ADT, Inc.	148,638	642,116
Cintas Corp.	53,052	9,189,667
Copart, Inc.(a)	28,772	1,971,457

		11,803,240

Communications Equipment — 0.6%
Ciena Corp.(b)	94,827	3,775,063
Cisco Systems, Inc.	330,228	12,981,263
InterDigital, Inc.	9	402

		16,756,728

Construction & Engineering — 0.2%
EMCOR Group, Inc.	28,032	1,718,922
Fluor Corp.	131,691	909,985
MasTec, Inc.	89,177	2,918,763
Quanta Services, Inc.	20,280	643,484

		6,191,154

Consumer Finance — 0.8%
Ally Financial, Inc.	377,309	5,444,569
American Express Co.	115,183	9,860,817
Capital One Financial Corp.	137,343	6,924,834

		22,230,220

Containers & Packaging — 0.2%
Westrock Co.	253,621	7,167,330

Diversified Consumer Services — 0.3%
frontdoor, Inc.	49,466	1,720,427
Grand Canyon Education, Inc.(a)	13,102	999,486
H&R Block, Inc.	327,403	4,609,834

		7,329,747

Diversified Financial Services — 1.7%
Berkshire Hathaway, Inc., Class B(b)	272,584	49,836,533

Diversified Telecommunication Services — 1.2%
AT&T Inc.	597,268	17,410,362

PORTFOLIO SCHEDULE OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services (continued)
CenturyLink, Inc.	252,893	$2,392,368
Verizon Communications, Inc.	297,570	15,988,436

		35,791,166

Electric Utilities — 1.7%
Alliant Energy Corp.	44,250	2,136,833
Eversource Energy	240,901	18,840,867
IDACORP, Inc.	72,047	6,325,006
NextEra Energy, Inc.	11,937	2,872,281
Pinnacle West Capital Corp.	60,906	4,616,066
Xcel Energy, Inc.	257,339	15,517,542

		50,308,595

Electrical Equipment — 0.8%
AMETEK, Inc.	193,910	13,965,398
Generac Holdings, Inc.(b)	19,698	1,835,263
Hubbell, Inc.	71,464	8,199,779

		24,000,440

Electronic Equipment, Instruments & Components — 0.6%
Avnet, Inc.	32,458	814,696
CDW Corp.	57,031	5,319,281
National Instruments Corp.	371,394	12,285,714

		18,419,691

Energy Equipment & Services — 0.1%
Baker Hughes Co.	20,051	210,536
Helmerich & Payne, Inc.	16,152	252,779
Patterson-UTI Energy, Inc.	177,260	416,561
Schlumberger Ltd.	36,682	494,840
TechnipFMC PLC	39,241	264,484
Transocean Ltd.(a)	794,421	921,528

		2,560,728

Entertainment — 1.0%
Activision Blizzard, Inc.	24,973	1,485,394
Cinemark Holdings, Inc.	115,749	1,179,482
Electronic Arts, Inc.	39,318	3,938,484
Live Nation Entertainment, Inc.	60,946	2,770,605
Netflix, Inc.(b)	23,368	8,774,684
Spotify Technology SA	24,405	2,963,743
Walt Disney Co.	55,027	5,315,608
Zynga, Inc., Class A(a)(b)	422,050	2,891,043

		29,319,043

Equity Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities, Inc.	19,008	2,605,236
American Tower Corp.	10,107	2,200,799
AvalonBay Communities, Inc.	20,399	3,002,121
Boston Properties, Inc.	142,097	13,105,606
Camden Property Trust	4,654	368,783
Digital Realty Trust, Inc.	17,362	2,411,755
Equinix, Inc.	401	250,453
Equity Residential	79,735	4,920,447
Essex Property Trust, Inc.	1,583	348,640
Host Hotels & Resorts, Inc.	299,273	3,303,974
Invitation Homes, Inc.	94,056	2,009,977
Lamar Advertising Co., Class A	116,066	5,951,864
Macerich Co.	20,448	115,122
National Retail Properties, Inc.	20,923	673,511
Outfront Media, Inc.	289,764	3,906,019
Park Hotels & Resorts, Inc.	545,934	4,318,338
Prologis, Inc.	161,319	12,965,208
Public Storage	1,223	242,900
Realty Income Corp.	7,589	378,388
RLJ Lodging Trust	398,907	3,079,562
Simon Property Group, Inc.	132,982	7,295,393
UDR, Inc.	21,386	781,444
Ventas, Inc.	24,870	666,516
Welltower, Inc.	26,412	1,209,141

		76,111,197

Security	Shares	Value

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	88,898	$25,347,487
Kroger Co.	36,514	1,099,802
Performance Food Group Co.(b)	86,260	2,132,347
Walmart, Inc.	45,083	5,122,330

		33,701,966

Food Products — 1.5%
General Mills, Inc.	417,973	22,056,435
Hershey Co.	160,927	21,322,828
Lamb Weston Holdings, Inc.	19,270	1,100,317

		44,479,580

Gas Utilities — 0.3%
Southwest Gas Holdings, Inc.	111,076	7,726,447

Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	148,349	11,706,220
DexCom, Inc.	4,216	1,135,242
Edwards Lifesciences Corp.	76,602	14,448,669
Hologic, Inc.	150,700	5,289,570
IDEXX Laboratories, Inc.(a)	23,911	5,792,201
Stryker Corp.	169,525	28,224,217

		66,596,119

Health Care Providers & Services — 2.9%
AmerisourceBergen Corp.	39,971	3,537,434
AMN Healthcare Services, Inc.(a)	18,699	1,080,989
Anthem, Inc.	68,677	15,592,426
Cigna Corp.	48,285	8,555,136
CVS Health Corp.	285,037	16,911,245
HCA Healthcare, Inc.	12,333	1,108,120
McKesson Corp.	18,266	2,470,659
UnitedHealth Group, Inc.	145,384	36,255,862

		85,511,871

Health Care Technology — 0.4%
Teladoc Health, Inc.	16,497	2,557,200
Veeva Systems, Inc., Class A(b)	51,986	8,129,051

		10,686,251

Hotels, Restaurants & Leisure — 1.7%
Boyd Gaming Corp.(a)	110,761	1,597,174
Chipotle Mexican Grill, Inc.(a)	8,752	5,727,309
Choice Hotels International, Inc.(a)	96,333	5,900,396
Darden Restaurants, Inc.	70,386	3,833,222
Domino’s Pizza, Inc.	2,434	788,786
Dunkin’ Brands Group, Inc.	4,374	232,259
Extended Stay America, Inc.(a)	505,698	3,696,652
International Game Technology PLC	63,246	376,314
McDonald’s Corp.	97,353	16,097,319
Penn National Gaming, Inc.	47,537	601,343
Starbucks Corp.	85,885	5,646,080
Texas Roadhouse, Inc.	57,971	2,394,202
Vail Resorts, Inc.	8,240	1,217,130

		48,108,186

Household Durables — 0.2%
DR Horton, Inc.	155,954	5,302,436
Garmin Ltd.	8,283	620,894

		5,923,330

Household Products — 2.0%
Church & Dwight Co., Inc.	161,391	10,358,074
Clorox Co.	56,503	9,789,145
Procter & Gamble Co.	331,933	36,512,630

		56,659,849

Industrial Conglomerates — 0.9%
3M Co.	3,408	465,226
Honeywell International, Inc.	130,364	17,441,400

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates (continued)
Roper Technologies, Inc.	27,024	$8,426,353

		26,332,979

Insurance — 1.9%
Aon PLC	6,263	1,033,646
Arthur J. Gallagher & Co.	112,529	9,172,239
Brown & Brown, Inc.	25,518	924,262
Cincinnati Financial Corp.	68,490	5,167,571
First American Financial Corp.	93,537	3,966,904
Globe Life, Inc.	100,618	7,241,477
Lincoln National Corp.	92,199	2,426,678
Marsh & McLennan Cos., Inc.	53,964	4,665,727
MetLife, Inc.	66,082	2,020,127
Prudential Financial, Inc.	236,721	12,342,633
Travelers Cos., Inc.	12,510	1,242,869
Unum Group	116,384	1,746,924
Willis Towers Watson PLC	13,993	2,376,711
WR Berkley Corp.	31,444	1,640,433

		55,968,201

Interactive Media & Services — 5.2%
Alphabet, Inc., Class A(b)	43,275	50,283,386
Alphabet, Inc., Class C(b)	35,300	41,047,193
Facebook, Inc., Class A(b)	323,169	53,904,589
TripAdvisor, Inc.	95,162	1,654,867
Twitter, Inc.	69,538	1,707,853
Yelp, Inc.	77,127	1,390,600

		149,988,488

Internet & Direct Marketing Retail — 4.4%
Amazon.com, Inc.(b)	64,739	126,222,923
Booking Holdings, Inc.	565	760,106

		126,983,029

IT Services — 4.8%
Accenture PLC, Class A	14,497	2,366,780
Amdocs Ltd.	72,281	3,973,287
Automatic Data Processing, Inc.	207,223	28,323,240
Broadridge Financial Solutions, Inc.	31,342	2,972,162
Fidelity National Information Services, Inc.	7,106	864,374
Fiserv, Inc.	29,004	2,755,090
Gartner, Inc.	9,925	988,232
Jack Henry & Associates, Inc.	24,899	3,865,321
Mastercard, Inc., Class A	218,306	52,733,997
Paychex, Inc.	306,120	19,261,070
PayPal Holdings, Inc.	69,148	6,620,230
Visa, Inc., Class A(a)	95,282	15,351,836

		140,075,619

Life Sciences Tools & Services — 0.0%
Mettler-Toledo International, Inc.	1,673	1,155,223

Machinery — 2.0%
AGCO Corp.	24,793	1,171,469
Caterpillar, Inc.	3,152	365,758
Fortive Corp.	16,980	937,126
IDEX Corp.	59,011	8,150,009
Oshkosh Corp.	194,610	12,519,261
PACCAR, Inc.	500,788	30,613,171
Snap-on, Inc.	39,706	4,320,807

		58,077,601

Media — 2.0%
AMC Networks, Inc., Class A	127,914	3,109,589
Comcast Corp., Class A	326,694	11,231,740
Discovery, Inc., Class A(a)	555,872	10,806,152
Interpublic Group of Cos., Inc.	1,029,212	16,662,942
Liberty Media Corp. - Liberty SiriusXM, Class A(b)	9,909	314,016

Security	Shares	Value

Media (continued)
Nexstar Media Group, Inc., Class A	3,381	$195,185
Sirius XM Holdings, Inc.(a)	2,871,834	14,186,860
ViacomCBS, Inc., Class B	56,821	796,062

		57,302,546

Metals & Mining — 0.2%
Alcoa Corp.	243,274	1,498,568
Reliance Steel & Aluminum Co.	36,858	3,228,392

		4,726,960

Multiline Retail — 0.8%
Dollar General Corp.	113,121	17,082,402
Target Corp.	78,217	7,271,835

		24,354,237

Multi-Utilities — 1.0%
Ameren Corp.	91,753	6,682,371
Avista Corp.	12,574	534,269
CMS Energy Corp.	15,246	895,703
Consolidated Edison, Inc.	124,090	9,679,020
DTE Energy Co.	117,142	11,124,976

		28,916,339

Oil, Gas & Consumable Fuels — 2.4%
Chevron Corp.	123,863	8,975,113
Concho Resources, Inc.	19,554	837,889
ConocoPhillips	198,394	6,110,535
Continental Resources, Inc.	261,323	1,996,508
EOG Resources, Inc.	362,582	13,023,945
Exxon Mobil Corp.	455,024	17,277,261
Marathon Oil Corp.	940,498	3,094,238
Marathon Petroleum Corp.	197,457	4,663,934
ONEOK, Inc.	8,947	195,134
Pioneer Natural Resources Co.	7,199	505,010
Suncor Energy, Inc.	193,322	3,054,488
Valero Energy Corp.	92,926	4,215,123
Williams Cos., Inc.	349,804	4,949,727

		68,898,905

Paper & Forest Products — 0.2%
Domtar Corp.	218,447	4,727,193

Personal Products — 0.3%
Estee Lauder Cos., Inc., Class A	63,817	10,168,601

Pharmaceuticals — 4.8%
Allergan PLC	2,894	512,527
Bristol-Myers Squibb Co.	285,337	15,904,684
Eli Lilly & Co.	9,821	1,362,369
Johnson & Johnson	412,108	54,039,722
Merck & Co., Inc.	382,578	29,435,551
Mylan NV	177,541	2,647,136
Pfizer, Inc.	511,571	16,697,678
Zoetis, Inc.	146,891	17,287,602

		137,887,269

Professional Services — 0.4%
IHS Markit Ltd.	75,873	4,552,380
Insperity, Inc.	22,457	837,646
Robert Half International, Inc.	149,794	5,654,724

		11,044,750

Road & Rail — 0.5%
CSX Corp.	48,027	2,751,947
Landstar System, Inc.	69,535	6,665,625
Lyft, Inc., Class A(b)	13,602	365,214
Norfolk Southern Corp.	11,569	1,689,074
Ryder System, Inc.	30,745	812,898
Uber Technologies, Inc.(a)	33,798	943,640

PORTFOLIO SCHEDULE OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail (continued)
Union Pacific Corp.	6,030	$850,471

		14,078,869

Semiconductors & Semiconductor Equipment — 3.6%
Applied Materials, Inc.	74,908	3,432,285
Broadcom, Inc.	21,068	4,995,223
Cirrus Logic, Inc.(b)	128,789	8,452,422
Cypress Semiconductor Corp.	43,345	1,010,805
Intel Corp.	548,742	29,697,917
Lam Research Corp.	43,244	10,378,560
Maxim Integrated Products, Inc.	16,562	805,079
Micron Technology, Inc.	12,393	521,250
NVIDIA Corp.	76,061	20,049,680
QUALCOMM, Inc.	59,643	4,034,849
Skyworks Solutions, Inc.	108,766	9,721,505
Texas Instruments, Inc.	103,378	10,330,564

		103,430,139

Software — 9.4%
Adobe, Inc.(b)	103,754	33,018,673
Atlassian Corp. PLC, Class A(a)	32,979	4,526,698
Citrix Systems, Inc.	33,385	4,725,647
Cloudflare, Inc., Class A	117,227	2,752,490
DocuSign, Inc.	51,063	4,718,221
Intuit, Inc.	56,008	12,881,840
Manhattan Associates, Inc.	15,945	794,380
Microsoft Corp.	968,661	152,767,526
New Relic, Inc.	23,280	1,076,467
Paylocity Holding Corp.	15,740	1,390,157
RingCentral, Inc., Class A	20,052	4,249,219
salesforce.com, Inc.(b)	143,901	20,718,866
ServiceNow, Inc.(b)	40,110	11,494,724
Slack Technologies, Inc., Class A	96,556	2,591,563
Smartsheet, Inc., Class A	70,265	2,916,700
Workday, Inc., Class A	41,344	5,383,816
Zoom Video Communications, Inc., Class A(a)	19,319	2,822,892
Zscaler, Inc.	54,356	3,308,106

		272,137,985

Specialty Retail — 1.2%
Best Buy Co., Inc.	50,084	2,854,788
Home Depot, Inc.	128,068	23,911,576
Lowe’s Cos., Inc.	81,360	7,001,028
TJX Cos., Inc.	20,636	986,607

		34,753,999

Technology Hardware, Storage & Peripherals — 4.8%
Apple Inc.	529,890	134,745,728
HP Inc.	173,712	3,015,640
NetApp, Inc.	22,326	930,771

		138,692,139

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.1%
Lululemon Athletica, Inc.(b)	34,363	$6,513,507
NIKE, Inc., Class B	289,075	23,918,066
Ralph Lauren Corp.	19,737	1,319,024

		31,750,597

Thrifts & Mortgage Finance — 0.0%
MGIC Investment Corp.	120,021	762,133

Trading Companies & Distributors — 0.3%
GATX Corp.	135,802	8,495,773

Water Utilities — 0.8%
American Water Works Co., Inc.	187,516	22,419,413

Wireless Telecommunication Services — 0.3%
Telephone & Data Systems, Inc.	343,462	5,756,423
United States Cellular Corp.	129,200	3,784,268

		9,540,691

Total Common Stocks — 95.1% (Cost: $2,795,753,539)		2,757,284,876

Rights — 0.0%

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co. - CVR(a)	87,067	330,855

Total Rights — 0.0% (Cost: $200,254)		330,855

Total Long-Term Investments — 95.1% (Cost: $2,795,953,793)		2,757,615,731

Short-Term Securities — 4.6%

Money Market Funds — 4.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%(c)(e)	88,536,046	88,536,046

SL Liquidity Series, LLC, Money Market Series, 0.88%(c)(d)(e)	45,308,002	45,298,940

Total Money Market Funds — 4.6% (Cost: $133,836,926)		133,834,986

Total Short-Term Investments — 4.6% (Cost: $133,836,926)		133,834,986

Total Investments — 99.7% (Cost: $2,929,790,719)		2,891,450,717

Other Assets Less Liabilities — 0.3%		9,553,640

Net Assets — 100.0%		$2,901,004,357

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

(e)

Investments in issuers considered to be an affiliate/affiliates of the Portfolio during the six months ended March 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased		Shares Sold	Shares Held at 03/31/20	Value at 03/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	38,261,121	50,274,925	(b)	—	88,536,046	$88,536,046	$250,848		$69	$—
SL Liquidity Series, LLC, Money Market Series	9,759,892	35,548,110	(b)	—	45,308,002	45,298,940	85,303	(c)	40,050	2,132

						$133,834,986	$336,151		$40,119	$2,132

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	752	06/19/20	$96,621	$6,265,361

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts
Net unrealized appreciation(a)	$—	$—	$6,265,361	$—	$—	$—	$6,265,361

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the six months ended March 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$(15,376,295)	$—	$—	$—	$(15,376,295)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$6,622,179	$—	$—	$—	$6,622,179

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$68,989,400

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

PORTFOLIO SCHEDULE OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Advantage Large Cap Core Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$2,757,284,876	$—	$—	$2,757,284,876
Rights(a)	330,855	—	—	330,855
Short Term Investments:
Money Market Funds	$88,536,046	—	—	88,536,046

Subtotal	$2,846,151,777	$—	$—	$2,846,151,777

Investments Valued at NAV(b)				45,298,940

Total Investments				$2,891,450,717

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Equity contracts	$6,265,361	$—	$—	$6,265,361

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

March 31, 2020

Master Advantage Large Cap Core Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $43,692,005) (cost — $2,795,953,793)	$2,757,615,731
Investments at value — affiliated (cost — $133,836,926)	133,834,986
Cash pledged for financial futures contracts	9,090,000
Receivables:
Investments sold	26,323,056
Securities lending income — affiliated	21,315
Contributions from investors	47,698,212
Dividends — affiliated	29,149
Dividends — unaffiliated	2,378,469
Prepaid expenses	18,456

Total assets	2,977,009,374

LIABILITIES
Bank overdraft	71,632
Cash collateral on securities loaned at value	45,338,953
Payables:
Investments purchased	27,788,889
Directors’ fees	17,846
Investment advisory fees	1,042,680
Other accrued expenses	145,447
Other affiliates	21,075
Margin variation payable	1,578,495

Total liabilities	76,005,017

NET ASSETS	$2,901,004,357

NET ASSETS CONSIST OF
Investors’ capital	$2,933,078,998
Net unrealized appreciation (depreciation)	(32,074,641)

NET ASSETS	$2,901,004,357

See notes to financial statements.

PORTFOLIO FINANCIAL STATEMENTS	31

Statement of Operations  (unaudited)

Six Months Ended March 31, 2020

Master Advantage Large Cap Core Portfolio

INVESTMENT INCOME
Dividends — affiliated	$250,848
Dividends — unaffiliated	33,708,305
Interest	10,732
Securities lending income — affiliated — net	85,303
Foreign taxes withheld	(52,882)

Total investment income	34,002,306

EXPENSES
Investment advisory	7,478,216
Accounting services	137,547
Custodian	46,001
Professional	26,645
Directors	28,308
Printing	1,925
Miscellaneous	17,101

Total expenses	7,735,743
Less fees waived and/or reimbursed by the Manager	(207,354)

Total expenses after fees waived and/or reimbursed	7,528,389

Net investment income	26,473,917

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(15,376,295)
Investments — affiliated	(40,050)
Investments — unaffiliated	26,856,538
Capital gain distributions from investment companies — affiliated	69

11,440,262

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(2,132)
Investments — unaffiliated	(445,318,811)
Futures contracts	6,622,179

(438,698,764)

Total realized and unrealized loss	(427,258,502)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(400,784,585)

See notes to financial statements.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	Master Advantage Large Cap Core Portfolio
	Six Months Ended 03/31/20 (unaudited)	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$26,473,917	$52,940,092
Net realized gain	11,440,262	71,848,471
Net change in unrealized appreciation (depreciation)	(438,698,764)	(38,717,372)

Net increase (decrease) in net assets resulting from operations	(400,784,585)	86,071,191

CAPITAL TRANSACTIONS
Proceeds from contributions	189,855,335	828,461,445
Value of withdrawals	(357,303,173)	(548,484,470)

Net increase (decrease) in net assets derived from capital transactions	(167,447,838)	279,976,975

NET ASSETS
Total increase (decrease) in net assets	(568,232,423)	366,048,166
Beginning of period	3,469,236,780	3,103,188,614

End of period	$2,901,004,357	$3,469,236,780

See notes to financial statements.

PORTFOLIO FINANCIAL STATEMENTS	33

Financial Highlights

	Master Advantage Large Cap Core Portfolio
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017		2016		2015

Total Return
Total return	(12.67	)%(a)	1.43%	17.40%	24.06	%(b)	10.34	%(b)	(0.89)%

Ratios to Average Net Assets
Total expenses	0.44	%(c)	0.44%	0.45%	0.49%		0.50%		0.50%

Total expenses after fees waived and/or reimbursed	0.43	%(c)	0.43%	0.45%	0.49%		0.50%		0.50%

Net investment income	1.51	%(c)	1.59%	1.47%	1.33%		1.25%		1.09%

Supplemental Data
Net assets, end of period (000)	$2,901,004		$3,469,237	$3,103,189	$2,262,543		$2,132,705		$2,153,331

Portfolio turnover rate	47%		151%	148%	130%		39%		41%

(a)	Aggregate total return.
(b)	Includes proceeds received from a settlement of litigation, which had no impact on the Portfolio’s total return.
(c)	Annualized.

See notes to financial statements.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited)	Master Advantage Large Cap Core Portfolio

1.	ORGANIZATION

Master Advantage Large Cap Core Portfolio (the “Portfolio”) is a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. The Portfolio is classified as diversified. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of Directors of BlackRock Large Cap Series Funds, Inc. and the Board of Trustees of State Farm Mutual Fund Trust and shareholders of State Farm Equity Fund (the “Target Fund”), a series of State Farm Mutual Fund Trust, approved the reorganization of the Target Fund into BlackRock Advantage Large Cap Core Fund a series of BlackRock Large Cap Series Funds, Inc. As a result, BlackRock Advantage Large Cap Core Fund acquired all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of BlackRock Advantage Large Cap Core Fund.

On November 19, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by BlackRock Advantage Large Cap Core Fund to the Portfolio in exchange for an investment in the Portfolio.

For financial reporting purposes, assets received and shares issued by BlackRock Advantage Large Cap Core Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward by the Portfolio to align ongoing reporting of BlackRock Advantage Large Cap Core Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm Equity Fund	$369,010,639	$345,412,676

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Segregation and Collateralization: In cases where the Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Portfolio may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

PORTFOLIO NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (unaudited) (continued)	Master Advantage Large Cap Core Portfolio

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. Each business day, the Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Portfolio values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2020, certain investments of the Portfolio were fair valued using NAV per share (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio, or excess collateral returned by the Portfolio, on the next business day. During the term of the loan, the Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)	Master Advantage Large Cap Core Portfolio

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$4,683,038	$(4,683,038)	$—
Credit Suisse Securities (USA) LLC	2,103,887	(2,103,887)	—
Deutsche Bank Securities Inc.	220,064	(219,750)	314
Goldman Sachs & Co.	29,621,723	(29,621,723)	—
JP Morgan Securities LLC	6,257,673	(6,257,673)	—
State Street Bank & Trust Company	805,620	(805,620)	—

	$43,692,005	$(43,691,691)	$314

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Portfolio is disclosed in the Portfolio’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Portfolio.Any additional required collateral is delivered to/pledged by the Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, it bears the risk of

PORTFOLIO NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (unaudited) (continued)	Master Advantage Large Cap Core Portfolio

loss from counterparty non-performance. Likewise, to the extent the Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with the Manager, the Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio.

For such services, the Portfolio pays the Manager a monthly fee at an annual rate equal to the average daily value of the Portfolio’s net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.45%
$1 Billion — $3 Billion	0.42
$3 Billion — $5 Billion	0.41
$5 Billion — $10 Billion	0.39
Greater than $10 Billion	0.38

Expense Limitations, Waivers and Reimbursements: With respect to the Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Master LLC, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Portfolio. Prior to January 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2020, the amount waived was $13,890.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Portfolio. For the six months ended March 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager has also voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees to enable the feeders that invest in the Portfolio to limit expenses, if applicable. The Manager may discontinue this voluntary waiver at any time. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2020, the amount waived and/or reimbursed was $193,463.

For the six months ended March 31, 2020, the Portfolio reimbursed the Manager $21,185 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Portfolio. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Portfolio retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2020, the Portfolio retained 73.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Portfolio would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)	Master Advantage Large Cap Core Portfolio

of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended March 31, 2020, the Portfolio paid BIM $24,106 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Portfolio’s investment policies and restrictions. The Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2020, the Portfolio did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the six months ended March 31, 2020, purchases and sales of investments, excluding short-term securities, were $1,608,528,134 and $1,873,527,800, respectively.

8.	INCOME TAX INFORMATION

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Portfolio as of March 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Portfolio’s financial statements.

As of March 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,948,628,626

Gross unrealized appreciation	$342,226,192
Gross unrealized depreciation	(393,138,740)

Net unrealized depreciation	$(50,912,548)

9.	BANK BORROWINGS

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2020, the Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Portfolio and

PORTFOLIO NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (unaudited) (continued)	Master Advantage Large Cap Core Portfolio

its investments. The Portfolio’s prospectus provides details of the risks to which the Portfolio is subject.

The Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Portfolio invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With futures, there is less counterparty credit risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolios’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 16, 2020, the credit agreement was extended until April 2021 under the same terms.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information of the Fund and Master Large Cap Series LLC

Mark Stalnecker, Chair of the Board and Director

Bruce R. Bond, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

Cynthia A. Montgomery, Director

Donald C. Opatrny, Director

Joseph P. Platt, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective December 31, 2019, Robert M. Hernandez retired as Director of the Fund/Master LLC.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian of the Fund

The Bank of New York Mellon

New York, NY 10286

Custodian of the Master LLC

Brown Brothers Harriman & Co.

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund/Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION OF THE FUND AND MASTER LARGE CAP SERIES LLC	41

Master Portfolio Information	Master Total Return Portfolio

As of March 31, 2020

PORTFOLIO COMPOSITION
Asset Type	Percent of Total Investments(a)
U.S. Government Sponsored Agency Securities	55%
Corporate Bonds	22
U.S. Treasury Obligations	8
Asset-Backed Securities	7
Non-Agency Mortgage-Backed Securities	3
Taxable Municipal Bonds	3
Floating Rate Loan Interests	1
Foreign Government Obligations	1
Preferred Securities	—	(b)
Foreign Agency Obligations	—	(b)
Common Stocks	—	(b)
Investment Companies	—	(b)
Warrants	—	(b)

(a)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Amount is less than 1%.

CREDIT QUALITY ALLOCATION (a)
Credit Rating	Percent of Total Investments(b)
AAA/Aaa	67%
AA/Aa	4
A	10
BBB/Baa	10
BB/Ba	3
B	2
N/R(c)	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 10.2%
Accredited Mortgage Loan Trust, Series 2006-1, Class M2, (1 mo. LIBOR US + 0.340%), 1.29%, 04/25/36(a)	USD	5,510	$2,335,024
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-OP1, Class A2, (1 mo. LIBOR US + 0.720%), 1.67%, 12/25/33(a)		581	455,143
Series 2006-CW1, Class A2C, (1 mo. LIBOR US + 0.140%), 1.09%, 07/25/36(a)		363	287,523
Series 2007-HE4, Class A2A, (1 mo. LIBOR US + 0.130%), 1.08%, 05/25/37(a)		2,669	556,349
ACIS CLO Ltd., Series 2014-4A, Class A, (3 mo. LIBOR US + 1.420%), 3.18%, 05/01/26(a)(b)		1,112	1,103,634
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, (3 mo. LIBOR US + 1.100%), 2.93%, 07/15/26(a)(b)		3,296	3,276,967
AGL Core CLO 2 Ltd., Series 2019-2A, Class A1, (3 mo. LIBOR US + 1.390%), 3.29%, 04/20/32(a)(b)		8,405	7,751,043
AIMCO CLO:
Series 2015-AA, Class BR, (3 mo. LIBOR US + 1.300%), 3.13%, 01/15/28(a)(b)		950	825,577
Series 2017-AA, Class A, (3 mo. LIBOR US + 1.260%), 3.08%, 07/20/29(a)(b)		500	477,703
Ajax Mortgage Loan Trust:
Series 2017-D, Class A, 3.75%, 12/25/57(b)(c)		9,148	7,775,614
Series 2017-D, Class B, 0.00%, 12/25/57(b)(c)(d)		1,751	792,979
Series 2018-A, Class A, 3.85%, 04/25/58(b)(c)		9,593	8,538,010
Series 2018-A, Class B, 0.00%, 04/25/58(b)(c)(d)		2,663	1,566,095
Series 2018-B, Class A, 3.75%, 02/26/57(b)(c)		4,320	4,325,993
Series 2018-B, Class B, 0.00%, 02/26/57(b)(c)		2,726	768,091
Series 2018-D, Class A, 3.75%, 08/25/58(b)(c)(d)		10,836	9,644,154
Series 2018-D, Class B, 0.00%, 08/25/58(b)(c)(d)		2,846	1,603,965
Series 2018-E, Class A, 4.38%, 06/25/58(b)(d)		4,581	4,595,999
Series 2018-E, Class B, 5.25%, 06/25/58(b)(c)(d)		840	588,000
Series 2018-E, Class C, 0.00%, 06/25/58(b)(c)(d)		2,125	643,544
Series 2018-F, Class A, 4.38%, 11/25/58(b)(c)(d)		15,208	12,926,783
Series 2018-F, Class B, 5.25%, 11/25/58(b)(c)(d)		2,415	1,690,436
Series 2018-F, Class C, 0.00%, 11/25/58(b)(c)		5,688	2,791,429
Series 2018-G, Class A, 4.38%, 06/25/57(b)(c)(d)		13,338	13,270,828
Series 2018-G, Class B, 5.25%, 06/25/57(b)(c)(d)		2,042	1,960,320
Series 2018-G, Class C, 0.00%, 06/25/57(b)(c)		5,264	4,991,977
Series 2019-A, Class A, 3.75%, 08/25/57(b)(d)		13,466	13,392,455
Series 2019-A, Class B, 5.25%, 08/25/57(b)(c)(d)		1,720	1,691,104
Series 2019-A, Class C, 0.00%, 08/25/57(b)(c)		4,309	3,418,603

Security	Par (000)		Value
Ajax Mortgage Loan Trust: (continued)
Series 2019-B, Class A, 3.75%, 01/25/59(b)(d)	USD	23,131	$22,951,473
Series 2019-B, Class B, 5.25%, 01/25/59(b)(c)(d)		2,845	2,798,911
Series 2019-B, Class C, 0.00%, 01/25/59(b)(c)		7,285	5,997,417
Series 2019-C, Class A, 3.95%, 10/25/58(b)(d)		6,916	6,860,085
Series 2019-E, Class A, 3.00%, 10/30/59(b)(e)		24,516	21,995,235
Series 2019-E, Class B, 4.88%, 10/30/59(b)(e)		2,600	2,010,909
Series 2019-E, Class C, 0.00%, 10/30/59(b)(c)		6,187	2,805,763
Series 2019-G, Class A, 3.00%, 09/25/59(b)(e)		16,260	14,096,201
Series 2019-G, Class B, 4.25%, 09/25/59(b)(e)		2,120	1,585,947
Series 2019-G, Class C, 0.00%, 09/25/59(b)		5,456	3,757,878
Series 2019-H, Class A, 3.00%, 11/25/59(b)(e)		16,167	13,949,936
Series 2019-H, Class B, 4.25%, 11/25/59(b)(e)		1,970	1,473,734
Series 2019-H, Class C, 0.00%, 11/25/59(b)		5,066	3,968,256
Series 2020-A, Class A, 2.38%, 12/25/59(b)(c)(e)		31,050	30,879,225
Series 2020-A, Class B, 3.50%, 12/25/59(b)(c)(e)		4,050	4,021,650
Series 2020-A, Class C, 0.00%, 12/25/59(b)(c)		10,410	6,159,597
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (3 mo. LIBOR US + 1.080%), 2.90%, 10/21/28(a)(b)		3,790	3,642,332
Allegro CLO IV Ltd.:
Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.150%), 2.98%, 01/15/30(a)(b)		6,640	6,389,066
Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.700%), 3.53%, 01/15/30(a)(b)		2,530	2,292,785
Allegro CLO V Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.240%), 3.08%, 10/16/30(a)(b)		1,100	1,031,694
ALM 2020 Ltd., Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.850%), 3.36%, 10/15/29(a)(b)		6,180	5,260,443
ALM VII Ltd.:
Series 2012-7A, Class A1A2, (3 mo. LIBOR US + 1.170%), 3.00%, 07/15/29(a)(b)		750	714,961
Series 2012-7A, Class A2R2, (3 mo. LIBOR US + 1.850%), 3.68%, 07/15/29(a)(b)		591	541,660
ALM VII R Ltd., Series 2013-7RA, Class A1R, (3 mo. LIBOR US + 1.410%), 3.24%, 10/15/28(a)(b)		2,970	2,851,810
ALM XIX Ltd.:
Series 2016-19A, Class A1RA, (3 mo. LIBOR US + 1.000%), 1.84%, 04/16/29(a)(b)(c)		750	750,000
Series 2016-19A, Class A1RB, (3 mo. LIBOR US + 1.350%), 2.19%, 04/16/29(a)(b)(c)		500	500,000
Series 2016-19A, Class A2RA, (3 mo. LIBOR US + 1.450%), 2.29%, 04/16/29(a)(b)(c)		3,370	3,370,000

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
ALM XVI Ltd./ALM XVI LLC:
Series 2015-16A, Class A2R2, (3 mo. LIBOR US + 1.500%), 3.33%, 07/15/27(a)(b)	USD	6,284	$5,479,925
Series 2015-16A, Class BR2, (3 mo. LIBOR US + 1.900%), 3.73%, 07/15/27(a)(b)		2,060	1,704,970
ALM XVIII Ltd., Series 2016-18A, Class A2R, (3 mo. LIBOR US + 1.650%), 3.48%, 01/15/28(a)(b)		750	650,673
AMMC CLO 16 Ltd., Series 2015-16A, Class BR, (3 mo. LIBOR US + 1.600%), 3.44%, 04/14/29(a)(b)		500	432,796
AMMC CLO 21 Ltd., Series 2017-21A, Class A, (3 mo. LIBOR US + 1.250%), 3.01%, 11/02/30(a)(b)		750	705,151
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.200%), 2.93%, 11/10/30(a)(b)		540	506,113
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (3 mo. LIBOR US + 1.260%), 3.06%, 07/24/29(a)(b)		2,620	2,496,610
AMMC CLO XIV Ltd., Series 2014-14A, Class A1LR, (3 mo. LIBOR US + 1.250%), 3.04%, 07/25/29(a)(b)		6,220	5,921,097
Anchorage Capital CLO 3-R Ltd.:
Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.050%), 2.85%, 01/28/31(a)(b)		2,120	2,003,899
Series 2014-3RA, Class B, (3 mo. LIBOR US + 1.500%), 3.30%, 01/28/31(a)(b)		3,600	3,283,044
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.850%), 3.65%, 01/28/31(a)(b)		500	409,294
Anchorage Capital CLO 4-R Ltd.:
Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.050%), 2.85%, 01/28/31(a)(b)		5,330	5,037,916
Series 2014-4RA, Class C, (3 mo. LIBOR US + 1.850%), 3.65%, 01/28/31(a)(b)		5,550	4,550,286
Anchorage Capital CLO 5-R Ltd.:
Series 2014-5RA, Class B, (3 mo. LIBOR US + 1.450%), 3.28%, 01/15/30(a)(b)		9,200	7,982,096
Series 2014-5RA, Class C, (3 mo. LIBOR US + 1.850%), 3.68%, 01/15/30(a)(b)		3,540	2,911,912
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (3 mo. LIBOR US + 1.270%), 3.10%, 07/15/30(a)(b)		4,010	3,751,421
Anchorage Capital CLO 7 Ltd.:
Series 2015-7A, Class AR2, (3 mo. LIBOR US + 1.090%), 2.11%, 01/28/31(a)(b)		4,936	4,654,975
Series 2015-7A, Class BR2, (3 mo. LIBOR US + 1.750%), 2.77%, 01/28/31(a)(b)		7,620	6,486,310
Series 2015-7A, Class CR2, (3 mo. LIBOR US + 2.200%), 3.22%, 01/28/31(a)(b)		4,250	3,478,974
Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.500%), 4.52%, 01/28/31(a)(b)		1,140	853,972
Anchorage Capital CLO 8 Ltd.:
Series 2016-8A, Class AR, (3 mo. LIBOR US + 1.000%), 2.80%, 07/28/28(a)(b)		2,430	2,364,237
Series 2016-8A, Class BR, (3 mo. LIBOR US + 1.600%), 3.40%, 07/28/28(a)(b)		3,050	2,647,148
Anchorage Capital CLO Ltd.:
Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.250%), 3.10%, 10/13/30(a)(b)		2,755	2,577,707

Security		Par (000)	Value
Anchorage Capital CLO Ltd.: (continued)
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.650%), 3.50%, 10/13/30(a)(b)	USD	750	$685,818
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.150%), 4.00%, 10/13/30(a)(b)		1,410	1,154,215
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.080%), 2.91%, 04/15/31(a)(b)		3,152	2,833,734
Apidos CLO XV, Series 2013-15A, Class A1RR, (3 mo. LIBOR US + 1.010%), 2.83%, 04/20/31(a)(b)		1,080	1,001,121
Apidos CLO XVIII, Series 2018-18A, Class A1, (3 mo. LIBOR US + 1.140%), 2.94%, 10/22/30(a)(b)		880	813,804
Apidos CLO XXXI, Series 2019-31A, Class B, (3 mo. LIBOR US + 1.900%), 3.73%, 04/15/31(a)(b)		2,950	2,615,061
Apres Static CLO Ltd., Series 2019-1A, Class A2, (3 mo. LIBOR US + 1.750%), 3.58%, 01/15/27(a)(b)		350	304,594
Arbor Realty Collateralized Loan Obligation Ltd., Series 2017-FL3, Class A, (1 mo. LIBOR US + 0.990%), 1.70%, 12/15/27(a)(b)		3,740	3,515,554
ARES XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.170%), 3.00%, 10/15/30(a)(b)		1,150	1,076,647
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. LIBOR US + 0.480%), 1.43%, 05/25/35(a)		3,983	3,137,529
ASSURANT CLO I Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 1.700%), 3.52%, 10/20/29(a)(b)		1,400	1,271,604
Atrium IX, Series 9A, Class AR, (3 mo. LIBOR US + 1.240%), 2.85%, 05/28/30(a)(b)		4,010	3,781,940
Atrium XII:
Series 12A, Class AR, (3 mo. LIBOR US + 0.830%), 2.63%, 04/22/27(a)(b)		1,620	1,587,085
Series 12A, Class CR, (3 mo. LIBOR US + 1.650%), 3.45%, 04/22/27(a)(b)		2,381	1,964,718
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.100%), 2.89%, 04/25/26(a)(b)		11,702	11,619,238
Avery Point V CLO Ltd.:
Series 2014-5A, Class AR, (3 mo. LIBOR US + 0.980%), 2.82%, 07/17/26(a)(b)		1,820	1,776,532
Series 2014-5A, Class BR, (3 mo. LIBOR US + 1.500%), 3.34%, 07/17/26(a)(b)		2,250	1,972,480
Avery Point VI CLO Ltd.:
Series 2015-6A, Class AR, (3 mo. LIBOR US + 1.050%), 2.79%, 08/05/27(a)(b)		3,960	3,505,775
Series 2015-6A, Class BR, (3 mo. LIBOR US + 1.500%), 3.24%, 08/05/27(a)(b)		3,240	2,809,578
Avery Point VII CLO Ltd., Series 2015-7A, Class AR, (3 mo. LIBOR US + 1.140%), 2.97%, 01/15/28(a)(b)		7,480	7,200,365
B2R Mortgage Trust, Series 2015-2, Class A, 3.34%, 11/15/48(b)		214	213,501
Babson CLO Ltd.:
Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.190%), 3.01%, 10/20/30(a)(b)		2,590	2,425,115
Series 2015-IA, Class BR, (3 mo. LIBOR US + 1.400%), 3.22%, 01/20/31(a)(b)		610	533,549

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Bain Capital Credit CLO Ltd.:
Series 2016-2A, Class AR, (3 mo. LIBOR US + 1.140%), 2.97%, 01/15/29(a)(b)	USD	1,350	$1,303,828
Series 2016-2A, Class BR, (3 mo. LIBOR US + 1.800%), 3.63%, 01/15/29(a)(b)		1,000	921,449
Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.080%), 2.90%, 07/19/31(a)(b)		1,420	1,320,552
BankAmerica Manufactured Housing Contract Trust:
Series 1997-2, Class B1, 7.07%, 02/10/22(d)		1,680	1,023,252
Series 1998-2, Class B1, 7.53%, 12/10/25(d)		2,790	1,390,613
Barings CLO Ltd., Series 2018-3A, Class A1, (3 mo. LIBOR US + 0.950%), 2.77%, 07/20/29(a)(b)		1,085	1,037,576
Battalion CLO VII Ltd., Series 2014-7A, Class A1RR, (3 mo. LIBOR US + 1.040%), 2.88%, 07/17/28(a)(b)		3,450	3,351,984
Battalion CLO VIII Ltd.:
Series 2015-8A, Class A1R2, (3 mo. LIBOR US + 1.070%), 2.76%, 07/18/30(a)(b)(c)		6,500	6,500,000
Series 2015-8A, Class A2R2, (3 mo. LIBOR US + 1.550%), 3.24%, 07/18/30(a)(b)(c)		3,250	3,250,000
Series 2015-8A, Class BR2, (3 mo. LIBOR US + 2.000%), 3.69%, 07/18/30(a)(b)(c)		2,901	2,901,000
Battalion CLO X Ltd., Series 2016-10A, Class A1R, (3 mo. LIBOR US + 1.250%), 3.05%, 01/24/29(a)(b)		23,120	22,225,598
Bayview Financial Revolving Asset Trust:
Series 2004-B, Class A1, (1 mo. LIBOR US + 1.000%), 1.94%, 05/28/39(a)(b)		5,722	5,059,760
Series 2004-B, Class A2, (1 mo. LIBOR US + 1.300%), 2.24%, 05/28/39(a)(b)		549	443,821
Series 2005-A, Class A1, (1 mo. LIBOR US + 1.000%), 1.94%, 02/28/40(a)(b)		2,426	2,172,960
Series 2005-E, Class A1, (1 mo. LIBOR US + 1.000%), 1.94%, 12/28/40(a)(b)		926	806,291
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 06/15/30(d)		1,674	531,766
Series 2000-A, Class A3, 7.83%, 06/15/30(d)		1,554	510,161
Series 2000-A, Class A4, 8.29%, 06/15/30(d)		1,121	389,631
BDS Ltd., Series 2019-FL3, Class A, (1 mo. LIBOR US + 1.400%), 2.20%, 12/15/35(a)(b)		4,680	4,312,930
Bear Stearns Asset-Backed Securities I Trust:
Series 2004-HE7, Class M2, (1 mo. LIBOR US + 1.725%), 2.67%, 08/25/34(a)		218	207,636
Series 2006-HE1, Class 1M4, (1 mo. LIBOR US + 0.680%), 1.63%, 12/25/35(a)		1,688	1,823,945
Series 2006-HE7, Class 1A2, (1 mo. LIBOR US + 0.170%), 1.12%, 09/25/36(a)		2,887	3,334,965
Series 2007-FS1, Class 1A3, (1 mo. LIBOR US + 0.170%), 1.12%, 05/25/35(a)		1,017	1,034,620
Series 2007-HE1, Class 21A2, (1 mo. LIBOR US + 0.160%), 1.11%, 01/25/37(a)		595	572,155
Series 2007-HE2, Class 1A4, (1 mo. LIBOR US + 0.320%), 1.27%, 03/25/37(a)		1,005	570,190

Security		Par (000)	Value
Bear Stearns Asset-Backed Securities I Trust: (continued)
Series 2007-HE2, Class 22A, (1 mo. LIBOR US + 0.140%), 1.09%, 03/25/37(a)	USD	943	$849,351
Series 2007-HE2, Class 23A, (1 mo. LIBOR US + 0.140%), 1.09%, 03/25/37(a)		1,706	1,647,903
Series 2007-HE3, Class 1A3, (1 mo. LIBOR US + 0.250%), 1.20%, 04/25/37(a)		1,100	1,132,775
Series 2007-HE3, Class 1A4, (1 mo. LIBOR US + 0.350%), 1.30%, 04/25/37(a)		6,110	4,113,608
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (1 mo. LIBOR US + 1.200%), 2.15%, 01/25/36(a)		83	81,156
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A2R, (3 mo. LIBOR US + 1.750%), 3.58%, 07/15/29(a)(b)		900	823,521
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class A1R, (3 mo. LIBOR US + 1.250%), 3.07%, 07/20/29(a)(b)		750	717,278
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1RR, (3 mo. LIBOR US + 1.250%), 3.07%, 01/20/29(a)(b)		7,830	7,540,783
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, (3 mo. LIBOR US + 1.090%), 2.91%, 04/20/31(a)(b)		4,360	4,045,594
Benefit Street Partners CLO VI Ltd.:
Series 2015-VIA, Class A1R, (3 mo. LIBOR US + 1.240%), 3.06%, 10/18/29(a)(b)		12,030	11,442,473
Series 2015-VIA, Class A2R, (3 mo. LIBOR US + 1.720%), 3.54%, 10/18/29(a)(b)		3,320	2,999,490
Benefit Street Partners CLO VII Ltd.:
Series 2015-VIIA, Class A1AR, (3 mo. LIBOR US + 0.780%), 2.60%, 07/18/27(a)(b)		2,282	2,224,121
Series 2015-VIIA, Class CR, (3 mo. LIBOR US + 2.400%), 4.22%, 07/18/27(a)(b)		600	450,956
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.100%), 2.92%, 01/20/31(a)(b)		1,250	1,164,183
Benefit Street Partners CLO X Ltd.:
Series 2016-10A, Class A1R, (3 mo. LIBOR US + 1.140%), 2.97%, 01/15/29(a)(b)		1,000	958,295
Series 2016-10A, Class A2R, (3 mo. LIBOR US + 1.750%), 3.58%, 01/15/29(a)(b)		600	550,080
Black Diamond CLO Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.450%), 3.29%, 02/06/26(a)(b)		1,000	885,988
BlueMountain CLO Ltd.:
Series 2012-2A, Class AR2, (3 mo. LIBOR US + 1.050%), 2.75%, 11/20/28(a)(b)		1,500	1,443,469
Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.230%), 3.05%, 01/20/29(a)(b)		4,012	3,856,685
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 1.180%), 2.98%, 10/22/30(a)(b)		6,370	5,981,830
Series 2015-3A, Class A1R, (3 mo. LIBOR US + 1.000%), 2.82%, 04/20/31(a)(b)		2,550	2,353,713
BlueMountain CLO XXV Ltd., Series 2019-25A, Class E, (3 mo. LIBOR US + 6.700%), 8.53%, 07/15/32(a)(b)		1,000	611,510

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Bowman Park CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.180%), 2.86%, 11/23/25(a)(b)	USD	2,281	$2,270,800
Brookside Mill CLO Ltd.:
Series 2013-1A, Class BR, (3 mo. LIBOR US + 1.350%), 3.19%, 01/17/28(a)(b)		500	435,173
Series 2013-1A, Class DR, (3 mo. LIBOR US + 2.650%), 4.49%, 01/17/28(a)(b)		1,073	821,356
California Street CLO XII Ltd., Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.030%), 2.86%, 10/15/25(a)(b)		1,533	1,514,484
Carlyle Global Market Strategies CLO Ltd.:
Series 2013-2A, Class AR, (3 mo. LIBOR US + 0.890%), 2.71%, 01/18/29(a)(b)		1,490	1,420,530
Series 2013-3A, Class A1AR, (3 mo. LIBOR US + 1.100%), 2.93%, 10/15/30(a)(b)		250	234,224
Series 2013-4A, Class A1RR, (3 mo. LIBOR US + 1.000%), 2.83%, 01/15/31(a)(b)		1,880	1,657,595
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 0.970%), 2.81%, 04/17/31(a)(b)		3,170	2,913,001
Series 2015-3A, Class A2R, (3 mo. LIBOR US + 1.600%), 3.40%, 07/28/28(a)(b)		2,470	2,143,489
Carlyle U.S. CLO Ltd.:
Series 2016-4A, Class A2R, (3 mo. LIBOR US + 1.450%), 3.27%, 10/20/27(a)(b)		750	674,421
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.180%), 3.01%, 01/15/30(a)(b)		4,620	4,338,768
Series 2019-2A, Class A1, (3 mo. LIBOR US + 1.280%), 3.11%, 07/15/32(a)(b)		4,000	3,680,320
Carrington Mortgage Loan Trust:
Series 2006-NC1, Class M2, (1 mo. LIBOR US + 0.420%), 1.37%, 01/25/36(a)		610	334,862
Series 2006-NC3, Class A4, (1 mo. LIBOR US + 0.240%), 1.19%, 08/25/36(a)		2,003	1,184,877
Series 2006-NC4, Class A3, (1 mo. LIBOR US + 0.160%), 1.11%, 10/25/36(a)		849	746,715
Series 2006-NC5, Class A3, (1 mo. LIBOR US + 0.150%), 1.10%, 01/25/37(a)		3,978	2,687,477
Series 2007-RFC1, Class A4, (1 mo. LIBOR US + 0.220%), 1.17%, 10/25/36(a)		1,440	667,493
CarVal CLO II Ltd., Series 2019-1A, Class D, (3 mo. LIBOR US + 4.150%), 5.97%, 04/20/32(a)(b)		750	557,090
CarVal CLO III Ltd., Series 2019-2A, Class D, (3 mo. LIBOR US + 3.700%), 5.52%, 07/20/32(a)(b)		2,000	1,406,584
CarVal CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.890%), 4.73%, 07/16/31(a)(b)		500	350,904
Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.00%, 11/25/44(b)(d)		11,747	11,690,282
CBAM Ltd.:
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.250%), 3.07%, 07/20/30(a)(b)		6,050	5,716,609
Series 2017-2A, Class B1, (3 mo. LIBOR US + 1.750%), 3.59%, 10/17/29(a)(b)		2,955	2,645,023
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.230%), 3.07%, 10/17/29(a)(b)		3,780	3,589,435
Series 2017-3A, Class B1, (3 mo. LIBOR US + 1.700%), 3.54%, 10/17/29(a)(b)		1,000	885,127
C-BASS Trust, Series 2006-CB7, Class A4, (1 mo. LIBOR US + 0.160%), 1.11%, 10/25/36(a)		605	431,313

Security		Par (000)	Value
CDO Repack SPC Ltd., Series 2006-CLF1, Class D1, 0.01%, 05/20/30(b)	USD	540	$559,681
Cedar Funding II CLO Ltd.:
Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.230%), 2.23%, 06/09/30(a)(b)		1,511	1,417,388
Series 2013-1A, Class BR, (3 mo. LIBOR US + 1.750%), 2.75%, 06/09/30(a)(b)		2,450	2,131,925
Cedar Funding IV CLO Ltd., Series 2014-4A, Class AR, (3 mo. LIBOR US + 1.230%), 3.04%, 07/23/30(a)(b)		3,790	3,625,175
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3 mo. LIBOR US + 0.980%), 2.80%, 04/20/31(a)(b)		940	871,808
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3 mo. LIBOR US + 1.100%), 2.94%, 07/17/31(a)(b)		1,880	1,744,748
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (3 mo. LIBOR US + 1.090%), 2.91%, 10/20/28(a)(b)		15,035	14,418,840
Cedar Funding VIII CLO Ltd.:
Series 2017-8A, Class A1, (3 mo. LIBOR US + 1.250%), 3.09%, 10/17/30(a)(b)		16,520	15,563,700
Series 2017-8A, Class B, (3 mo. LIBOR US + 1.700%), 3.54%, 10/17/30(a)(b)		2,628	2,313,698
Series 2017-8A, Class C, (3 mo. LIBOR US + 2.250%), 4.09%, 10/17/30(a)(b)		750	610,140
Cent CLO Ltd.:
Series 2015-24A, Class A1R, (3 mo. LIBOR US + 1.070%), 2.90%, 10/15/26(a)(b)		4,000	3,865,038
Series C17A, Class A1AR, (3 mo. LIBOR US + 1.030%), 2.80%, 04/30/31(a)(b)		7,620	7,046,676
CIFC Funding Ltd.:
Series 2012-2RA, Class A2, (3 mo. LIBOR US + 1.250%), 3.07%, 01/20/28(a)(b)		750	680,059
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.750%), 3.59%, 07/16/30(a)(b)		500	456,479
Series 2014-4RA, Class A1A, (3 mo. LIBOR US + 1.130%), 2.97%, 10/17/30(a)(b)		26,820	25,449,680
Series 2014-4RA, Class A2, (3 mo. LIBOR US + 1.650%), 3.49%, 10/17/30(a)(b)		250	225,414
Series 2015-2A, Class AR2, (3 mo. LIBOR US + 1.010%), 2.39%, 04/15/30(a)(b)(c)		1,270	1,270,000
Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.000%), 3.38%, 04/15/30(a)(b)(c)		2,904	2,904,000
Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.150%), 2.97%, 10/20/27(a)(b)		690	676,825
Series 2017-1A, Class AR, (3 mo. LIBOR US + 1.010%), 2.83%, 04/23/29(a)(b)		5,840	5,599,473
Series 2017-1A, Class B, (3 mo. LIBOR US + 1.700%), 3.52%, 04/23/29(a)(b)		2,910	2,519,232
Series 2017-5A, Class C, (3 mo. LIBOR US + 2.850%), 4.69%, 11/16/30(a)(b)		300	211,621
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.000%), 2.82%, 04/18/31(a)(b)		1,834	1,691,992
Citicorp Residential Mortgage Trust, Series 2007-2, Class M1, 5.02%, 06/25/37(e)		2,830	2,462,809
Citigroup Mortgage Loan Trust:
Series 2006-WFH4, Class M3, (1 mo. LIBOR US + 0.320%), 1.27%, 11/25/36(a)		3,007	2,111,200
Series 2007-AHL2, Class A3B, (1 mo. LIBOR US + 0.200%), 1.15%, 05/25/37(a)		6,751	4,777,562

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Citigroup Mortgage Loan Trust: (continued)
Series 2007-AHL2, Class A3C, (1 mo. LIBOR US + 0.270%), 1.22%, 05/25/37(a)	USD	3,067	$2,187,360
Clear Creek CLO, Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.950%), 4.77%, 10/20/30(a)(b)		620	439,132
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.55%, 12/05/22(b)(d)		18,081	18,152,954
Conseco Finance Corp.:
Series 1997-3, Class M1, 7.53%, 03/15/28(d)		1,518	1,455,948
Series 1997-6, Class M1, 7.21%, 01/15/29(d)		282	272,900
Series 1998-4, Class M1, 6.83%, 04/01/30(d)		345	304,159
Series 1998-8, Class A1, 6.28%, 09/01/30		702	710,986
Series 1998-8, Class M1, 6.98%, 09/01/30(d)		2,531	2,091,366
Series 1999-5, Class A5, 7.86%, 03/01/30(d)		973	578,491
Series 1999-5, Class A6, 7.50%, 03/01/30(d)		1,043	598,189
Series 2001-D, Class B1, (1 mo. LIBOR US + 2.500%), 3.21%, 11/15/32(a)		2,038	1,741,449
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29(d)		1,602	585,306
Series 2000-4, Class A5, 7.97%, 05/01/32		5,468	1,967,673
Series 2000-4, Class A6, 8.31%, 05/01/32(d)		1,373	514,975
Series 2000-5, Class A6, 7.96%, 05/01/31		2,243	1,090,748
Series 2000-5, Class A7, 8.20%, 05/01/31		4,092	2,047,772
Countrywide Asset-Backed Certificates:
Series 2004-5, Class A, (1 mo. LIBOR US + 0.900%), 1.85%, 10/25/34(a)		562	496,265
Series 2005-16, Class 1AF, 4.65%, 04/25/36(d)		3,607	3,210,936
Series 2005-16, Class 2AF3, 4.47%, 05/25/36(d)		686	665,674
Series 2005-17, Class 1AF4, 6.05%, 05/25/36(e)		2,815	2,299,415
Series 2006-11, Class 3AV2, (1 mo. LIBOR US + 0.160%), 1.11%, 09/25/46(a)		223	209,726
Series 2006-17, Class 2A2, (1 mo. LIBOR US + 0.150%), 1.10%, 03/25/47(a)		240	223,975
Series 2006-8, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.11%, 12/25/35(a)		587	561,941
Series 2006-S10, Class A3, (1 mo. LIBOR US + 0.320%), 1.27%, 10/25/36(a)		4,725	4,378,809
Series 2006-S3, Class A4, 6.53%, 01/25/29(e)		382	406,599
Series 2006-SPS1, Class A, (1 mo. LIBOR US + 0.220%), 1.17%, 12/25/25(a)		137	156,027
Countrywide Asset-Backed Certificates Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1 mo. LIBOR US + 0.270%), 0.98%, 03/15/34(a)		721	646,714
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class B1, 8.10%, 09/25/31(d)		1,750	1,748,002
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.31%, 12/25/36(e)		440	369,186

Security		Par (000)	Value
Credit-Based Asset Servicing & Securitization LLC: (continued)
Series 2006-MH1, Class B1, 6.25%, 10/25/36(b)(e)	USD	852	$802,973
Series 2006-SL1, Class A2, 6.06%, 09/25/36(b)(e)		3,087	362,851
Series 2007-CB6, Class A4, (1 mo. LIBOR US + 0.340%), 1.29%, 07/25/37(a)(b)		636	378,691
Cumberland Park CLO Ltd.:
Series 2015-2A, Class CR, (3 mo. LIBOR US + 1.800%), 3.62%, 07/20/28(a)(b)		1,190	983,131
Series 2015-2A, Class DR, (3 mo. LIBOR US + 2.700%), 4.52%, 07/20/28(a)(b)		500	384,134
CWABS Asset-Backed Certificates Trust, Series 2006-18, Class M1, (1 mo. LIBOR US + 0.300%), 1.25%, 03/25/37(a)		6,311	3,158,323
CWHEQ Home Equity Loan Trust, Series 2006-S5, Class A5, 6.16%, 06/25/35		424	447,493
CWHEQ Revolving Home Equity Loan Resuritization Trust:
Series 2006-RES, Class 4Q1B, (1 mo. LIBOR US + 0.300%), 1.01%, 12/15/33(a)(b)		765	726,521
Series 2006-RES, Class 5B1A, (1 mo. LIBOR US + 0.190%), 0.90%, 05/15/35(a)(b)		318	295,955
Series 2006-RES, Class 5B1B, (1 mo. LIBOR US + 0.190%), 0.90%, 05/15/35(a)(b)(c)		194	188,274
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-B, Class 2A, (1 mo. LIBOR US + 0.180%), 0.89%, 05/15/35(a)		468	439,424
Series 2006-C, Class 2A, (1 mo. LIBOR US + 0.180%), 0.89%, 05/15/36(a)		2,740	2,451,819
Series 2006-H, Class 1A, (1 mo. LIBOR US + 0.150%), 0.86%, 11/15/36(a)		1,668	1,278,789
Deer Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.180%), 3.00%, 10/20/30(a)(b)		5,561	5,208,796
Dorchester Park CLO DAC, Series 2015-1A, Class BR, (3 mo. LIBOR US + 1.450%), 3.27%, 04/20/28(a)(b)		3,064	2,663,549
Dryden 36 Senior Loan Fund, Series 2014-36A, Class DR2, (3 mo. LIBOR US + 3.700%), 5.53%, 04/15/29(a)(b)		750	589,279
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR, (3 mo. LIBOR US + 1.140%), 2.96%, 07/20/29(a)(b)		7,230	6,883,418
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3 mo. LIBOR US + 1.120%), 2.95%, 01/15/31(a)(b)		18,720	17,422,242
Dryden XXV Senior Loan Fund:
Series 2012-25A, Class ARR, (3 mo. LIBOR US + 0.900%), 2.73%, 10/15/27(a)(b)		10,832	10,197,928
Series 2012-25A, Class CRR, (3 mo. LIBOR US + 1.850%), 3.68%, 10/15/27(a)(b)		1,340	1,106,068
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (3 mo. LIBOR US + 0.900%), 2.73%, 04/15/29(a)(b)		1,170	1,109,422
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (3 mo. LIBOR US + 1.200%), 2.89%, 08/15/30(a)(b)		9,085	8,566,910

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Eaton Vance CLO Ltd.:
Series 2013-1A, Class A1RR, (3 mo. LIBOR US + 1.160%), 2.99%, 01/15/28(a)(b)	USD	1,280	$1,221,695
Series 2013-1A, Class A2RR, (3 mo. LIBOR US + 1.850%), 3.68%, 01/15/28(a)(b)		1,150	994,476
Series 2018-1A, Class C, (3 mo. LIBOR US + 2.200%), 4.03%, 10/15/30(a)(b)		3,550	2,877,479
Elm CLO Ltd.:
Series 2014-1A, Class ARR, (3 mo. LIBOR US + 1.170%), 3.01%, 01/17/29(a)(b)		18,150	17,417,254
Series 2014-1A, Class BRR, (3 mo. LIBOR US + 1.750%), 3.59%, 01/17/29(a)(b)		1,950	1,690,545
Elmwood CLO I Ltd., Series 2019-1A, Class B, (3 mo. LIBOR US + 1.900%), 3.72%, 04/20/30(a)(b)		1,000	921,530
Elmwood CLO II Ltd., Series 2019-2A, Class A, (3 mo. LIBOR US + 1.450%), 3.27%, 04/20/31(a)(b)		250	235,497
Emerson Park CLO Ltd., Series 2013-1A, Class B1R, (3 mo. LIBOR US + 1.450%), 3.28%, 07/15/25(a)(b)		71	64,595
Finance of America HECM Buyout, Series 2020-HB1, Class M5, 6.00%, 02/25/30(b)(c)(d)		1,758	1,709,009
First Franklin Mortgage Loan Trust:
Series 2004-FFH3, Class M3, (1 mo. LIBOR US + 1.050%), 2.00%, 10/25/34(a)		1,000	729,738
Series 2006-FF13, Class A1, (1 mo. LIBOR US + 0.120%), 1.07%, 10/25/36(a)		2,542	1,883,561
Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.140%), 1.09%, 12/25/36(a)		12,574	6,578,852
Series 2006-FF17, Class A5, (1 mo. LIBOR US + 0.150%), 1.10%, 12/25/36(a)		17,775	14,372,987
Series 2006-FFH1, Class M2, (1 mo. LIBOR US + 0.400%), 1.35%, 01/25/36(a)		2,658	1,268,243
Flatiron CLO Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.890%), 2.72%, 04/15/27(a)(b)		2,109	2,055,591
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.140%), 1.09%, 02/25/37(a)		6,582	4,438,244
Galaxy XV CLO Ltd., Series 2013-15A, Class AR, (3 mo. LIBOR US + 1.200%), 3.03%, 10/15/30(a)(b)		1,350	1,264,850
Galaxy XXIII CLO Ltd., Series 2017-23A, Class A, (3 mo. LIBOR US + 1.280%), 3.08%, 04/24/29(a)(b)		2,603	2,495,665
Galaxy XXIX CLO Ltd.:
Series 2018-29A, Class B, (3 mo. LIBOR US + 1.400%), 3.09%, 11/15/26(a)(b)		250	217,913
Series 2018-29A, Class C, (3 mo. LIBOR US + 1.680%), 3.37%, 11/15/26(a)(b)		1,470	1,216,310
GE-WMC Asset-Backed Pass-Through Certificates:
Series 2005-2, Class A2C, (1 mo. LIBOR US + 0.250%), 1.45%, 12/25/35(a)		316	306,249
Series 2005-2, Class M1, (1 mo. LIBOR US + 0.440%), 1.61%, 12/25/35(a)		4,844	2,899,808

Security		Par (000)	Value
Gilbert Park CLO Ltd.:
Series 2017-1A, Class C, (3 mo. LIBOR US + 1.950%), 3.78%, 10/15/30(a)(b)	USD	3,110	$2,558,868
Series 2017-1A, Class D, (3 mo. LIBOR US + 2.950%), 4.78%, 10/15/30(a)(b)		4,292	3,229,681
Goldentree Loan Management U.S. CLO 5 Ltd., Series 2019-5A, Class A, (3 mo. LIBOR US + 1.300%), 3.12%, 10/20/32(a)(b)		1,250	1,149,968
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR2, (3 mo. LIBOR US + 1.110%), 2.89%, 10/29/29(a)(b)		1,830	1,736,437
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, (3 mo. LIBOR US + 1.120%), 2.94%, 07/20/31(a)(b)		4,688	4,352,548
Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (3 mo. LIBOR US + 1.070%), 2.89%, 01/18/31(a)(b)		3,000	2,791,754
GoldentTree Loan Management U.S. CLO 1 Ltd.:
Series 2017-1A, Class CR, (3 mo. LIBOR US + 1.850%), 3.50%, 04/20/29(a)(b)		3,120	2,563,406
Series 2017-1A, Class DR, (3 mo. LIBOR US + 2.650%), 4.30%, 04/20/29(a)(b)(c)		1,800	1,800,000
Greenpoint Manufactured Housing:
Series 1999-5, Class M1B, 8.29%, 12/15/29(d)		870	865,473
Series 1999-5, Class M2, 9.23%, 12/15/29(d)		1,083	828,190
Grippen Park CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.260%), 3.08%, 01/20/30(a)(b)		1,123	1,062,742
GSAA Home Equity Trust:
Series 2005-14, Class 1A2, (1 mo. LIBOR US + 0.350%), 1.30%, 12/25/35(a)		836	283,274
Series 2006-4, Class 1A1, 3.62%, 03/25/36(d)		2,572	1,786,093
Series 2006-5, Class 2A1, (1 mo. LIBOR US + 0.070%), 1.02%, 03/25/36(a)		14	6,223
Series 2007-2, Class AF3, 5.92%, 03/25/37(d)		509	138,651
GSAMP Trust:
Series 2006-FM3, Class A1, (1 mo. LIBOR US + 0.140%), 1.09%, 11/25/36(a)		5,328	2,699,583
Series 2007-H1, Class A1B, (1 mo. LIBOR US + 0.200%), 1.15%, 01/25/47(a)		985	523,460
Series 2007-HS1, Class M6, (1 mo. LIBOR US + 2.250%), 3.20%, 02/25/47(a)		1,300	1,085,198
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class A1, (3 mo. LIBOR US + 1.370%), 2.95%, 04/15/33(a)(b)(c)		5,820	5,813,598
Halcyon Loan Advisors Funding Ltd.:
Series 2014-1A, Class A1R, (3 mo. LIBOR US + 1.130%), 2.95%, 04/18/26(a)(b)		22	21,717
Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.080%), 2.87%, 07/25/27(a)(b)		10,272	9,952,200
Highbridge Loan Management Ltd.:
Series 12A-18, Class A1B, (3 mo. LIBOR US + 1.250%), 3.07%, 07/18/31(a)(b)		750	687,408
Series 6A-2015, Class A1R, (3 mo. LIBOR US + 1.000%), 2.74%, 02/05/31(a)(b)		11,390	10,453,503

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Highbridge Loan Management Ltd.: (continued)
Series 7A-2015, Class BR, (3 mo. LIBOR US + 1.180%), 2.87%, 03/15/27(a)(b)	USD	500	$433,958
Home Equity Asset Trust, Series 2007-1, Class 2A3, (1 mo. LIBOR US + 0.150%), 1.10%, 05/25/37(a)		2,490	1,932,445
Home Equity Mortgage Loan Asset-Backed Trust:
Series 2004-A, Class M2, (1 mo. LIBOR US + 2.025%), 2.97%, 07/25/34(a)		561	498,097
Series 2007-A, Class 2A2, (1 mo. LIBOR US + 0.190%), 1.14%, 04/25/37(a)		1,967	1,312,242
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(e)		2,405	649,468
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, (1 mo. LIBOR US + 0.720%), 1.43%, 04/15/36(a)		1,017	871,636
HPS Loan Management Ltd.:
Series 10A-16, Class A1R, (3 mo. LIBOR US + 1.140%), 2.96%, 01/20/28(a)(b)		4,550	4,326,729
Series 14A-19, Class A1, (3 mo. LIBOR US + 1.270%), 3.06%, 07/25/30(a)(b)		1,300	1,229,910
ICG U.S. CLO Ltd., Series 2015-1A, Class A1R, (3 mo. LIBOR US + 1.140%), 2.96%, 10/19/28(a)(b)		5,420	5,224,269
Invitation Homes Trust:
Series 2018-SFR3, Class A, (1 mo. LIBOR US + 1.000%), 1.80%, 07/17/37(a)(b)		2,759	2,558,801
Series 2018-SFR3, Class E, (1 mo. LIBOR US + 2.000%), 2.80%, 07/17/37(a)(b)		2,468	1,994,857
Irwin Home Equity Loan Trust, Series 2006-3, Class 2A3, 6.53%, 09/25/37(b)(e)		498	465,981
JPMorgan Mortgage Acquisition Trust, Series 2006-CW1, Class M1, (1 mo. LIBOR US + 0.270%), 1.22%, 05/25/36(a)		1,170	1,010,578
Kayne CLO II Ltd., Series 2018-2A, Class A, (3 mo. LIBOR US + 1.240%), 3.07%, 10/15/31(a)(b)		500	439,141
KKR CLO 16 Ltd., Series 16, Class A1R, (3 mo. LIBOR US + 1.250%), 3.07%, 01/20/29(a)(b)		7,421	7,127,894
LCM 26 Ltd., Series 26A, Class A1, (3 mo. LIBOR US + 1.070%), 2.89%, 01/20/31(a)(b)		8,120	7,573,859
LCM XIV LP, Series -14A, Class AR, (3 mo. LIBOR US + 1.040%), 2.87%, 07/20/31(a)(b)		500	460,852
LCM XX LP:
Series 20A, Class AR, (3 mo. LIBOR US + 1.040%), 2.86%, 10/20/27(a)(b)		3,740	3,512,188
Series 20A, Class BR, (3 mo. LIBOR US + 1.550%), 3.37%, 10/20/27(a)(b)		250	217,007
LCM XXI LP, Series 21A, Class AR, (3 mo. LIBOR US + 0.880%), 2.70%, 04/20/28(a)(b)		3,430	3,290,562
LCM XXIV Ltd., Series 24A, Class A, (3 mo. LIBOR US + 1.310%), 3.13%, 03/20/30(a)(b)		500	471,823
Legacy Mortgage Asset Trust:
Series 2019-GS2, Class A1, 3.75%, 01/25/59(b)(e)		2,448	2,200,137
Series 2019-SL2, Class A, 3.38%, 02/25/59(b)(c)(d)		9,236	9,305,493
Series 2019-SL2, Class B, 0.00%, 02/25/59(b)(c)		2,490	187,234
Series 2019-SL2, Class M, 4.25%, 02/25/59(b)(c)(d)		2,083	1,603,910
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 04/15/40(d)		4,629	4,692,478

Security		Par (000)	Value
Lehman ABS Manufactured Housing Contract Trust: (continued)
Series 2002-A, Class C, 0.00%, 06/15/33	USD	387	$316,975
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (1 mo. LIBOR US + 0.090%), 1.04%, 06/25/37(a)(b)		453	310,649
Lendmark Funding Trust, Series 2019-2A, Class A, 2.78%, 04/20/28(b)		12,230	10,639,599
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27(b)(c)		2,545	2,537,655
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (1 mo. LIBOR US + 1.130%), 1.84%, 05/15/28(a)(b)		2,510	2,360,873
Long Beach Mortgage Loan Trust:
Series 2006-10, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.11%, 11/25/36(a)		3,535	1,420,451
Series 2006-10, Class 2A4, (1 mo. LIBOR US + 0.220%), 1.17%, 11/25/36(a)		2,100	858,841
Series 2006-2, Class 1A, (1 mo. LIBOR US + 0.180%), 1.13%, 03/25/46(a)		6,496	4,540,587
Series 2006-4, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.11%, 05/25/36(a)		10,558	4,011,238
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.150%), 1.10%, 06/25/36(a)		3,852	1,885,642
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.11%, 08/25/36(a)		6,533	2,941,718
Series 2006-9, Class 2A2, (1 mo. LIBOR US + 0.110%), 1.06%, 10/25/36(a)		1,547	556,214
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.11%, 10/25/36(a)		9,854	3,603,763
Series 2006-9, Class 2A4, (1 mo. LIBOR US + 0.230%), 1.18%, 10/25/36(a)		1,558	583,497
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (1 mo. LIBOR US + 3.250%), 4.20%, 03/25/32(a)		1,187	1,150,176
Madison Park Funding X Ltd.:
Series 2012-10A, Class AR2, (3 mo. LIBOR US + 1.220%), 3.04%, 01/20/29(a)(b)		10,710	10,289,881
Series 2012-10A, Class BR2, (3 mo. LIBOR US + 1.800%), 3.62%, 01/20/29(a)(b)		250	216,541
Madison Park Funding XI Ltd., Series 2013-11A, Class AR, (3 mo. LIBOR US + 1.160%), 2.97%, 07/23/29(a)(b)		4,830	4,606,400
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, (3 mo. LIBOR US + 0.950%), 2.77%, 04/19/30(a)(b)		7,780	6,668,179
Madison Park Funding XIX Ltd.:
Series 2015-19A, Class A1R2, (3 mo. LIBOR US + 0.920%), 1.79%, 01/22/28(a)(b)(c)		7,698	7,698,000
Series 2015-19A, Class A2R2, (3 mo. LIBOR US + 1.500%), 2.37%, 01/22/28(a)(b)(c)		1,000	1,000,000
Madison Park Funding XVI Ltd., Series 2015-16A, Class A2R, (3 mo. LIBOR US + 1.900%), 3.72%, 04/20/26(a)(b)		500	436,715
Madison Park Funding XVII Ltd., Series 2015-17A, Class B1R, (3 mo. LIBOR US + 1.750%), 3.57%, 07/21/30(a)(b)		1,770	1,602,970
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (3 mo. LIBOR US + 1.190%), 3.01%, 10/21/30(a)(b)		14,970	14,064,381

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Madison Park Funding XXII Ltd., Series 2016-22A, Class A1R, (3 mo. LIBOR US + 1.260%), 2.92%, 01/15/33(a)(b)	USD	3,000	$2,838,545
Madison Park Funding XXIII Ltd., Series 2017-23A, Class A, (3 mo. LIBOR US + 1.210%), 3.00%, 07/27/30(a)(b)		250	235,799
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (3 mo. LIBOR US + 1.200%), 2.98%, 07/29/30(a)(b)		11,115	10,441,703
Marble Point CLO XI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.180%), 3.00%, 12/18/30(a)(b)		2,000	1,860,389
Mariner CLO 5 Ltd., Series 2018-5A, Class A, (3 mo. LIBOR US + 1.110%), 2.90%, 04/25/31(a)(b)		3,550	3,259,900
Mariner CLO LLC:
Series 2015-1A, Class BR2, (3 mo. LIBOR US + 1.500%), 2.75%, 04/20/29(a)(b)(c)		7,152	7,140,557
Series 2015-1A, Class CR2, (3 mo. LIBOR US + 1.900%), 3.15%, 04/20/29(a)(b)(c)		2,000	1,995,800
Series 2016-3A, Class BR2, (3 mo. LIBOR US + 1.500%), 3.31%, 07/23/29(a)(b)(c)		1,478	1,476,522
Series 2016-3A, Class CR2, (3 mo. LIBOR US + 2.050%), 3.86%, 07/23/29(a)(b)		5,162	5,162,000
Series 2016-3A, Class DR2, (3 mo. LIBOR US + 2.900%), 4.71%, 07/23/29(a)(b)		500	500,000
Series 2017-4A, Class A, (3 mo. LIBOR US + 1.210%), 3.00%, 10/26/29(a)(b)		1,800	1,715,026
Mariner Finance Issuance Trust:
Series 2019-AA, Class A, 2.96%, 07/20/32(b)		14,870	12,531,373
Series 2019-AA, Class B, 3.51%, 07/20/32(b)		2,420	1,918,316
Series 2019-AA, Class C, 4.01%, 07/20/32(b)		2,150	1,638,551
MASTR Asset-Backed Securities Trust:
Series 2006-AM2, Class A4, (1 mo. LIBOR US + 0.260%), 1.21%, 06/25/36(a)(b)		1,653	1,358,506
Series 2007-HE1, Class A4, (1 mo. LIBOR US + 0.280%), 1.23%, 05/25/37(a)		1,318	893,721
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1 mo. LIBOR US + 0.260%), 1.21%, 06/25/46(a)(b)		522	455,008
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (1 mo. LIBOR US + 0.240%), 1.19%, 05/25/37(a)		1,934	1,232,378
Merrill Lynch Mortgage Investors Trust:
Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.260%), 1.21%, 08/25/37(a)		384	137,250
Series 2006-RM3, Class A2B, (1 mo. LIBOR US + 0.090%), 1.04%, 06/25/37(a)		936	228,597
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (3 mo. LIBOR US + 0.970%), 2.79%, 04/21/31(a)(b)		2,020	1,879,840
Mill City Solar Loan Ltd., Series 2019-2GS, Class A, 3.69%, 07/20/43(b)		8,230	7,779,261
Morgan Stanley ABS Capital I, Inc. Trust:
Series 2005-HE1, Class A2MZ, (1 mo. LIBOR US + 0.600%), 1.55%, 12/25/34(a)		820	691,626
Series 2005-HE5, Class M4, (1 mo. LIBOR US + 0.870%), 1.82%, 09/25/35(a)		3,737	1,546,957

Security		Par (000)	Value
Morgan Stanley ABS Capital I, Inc. Trust: (continued)
Series 2007-NC1, Class A1, (1 mo. LIBOR US + 0.130%), 1.08%, 11/25/36(a)	USD	13,089	$5,709,061
Morgan Stanley Mortgage Loan Trust, Series 2007-9SL, Class A, (1 mo. LIBOR US + 0.320%), 1.27%, 07/25/37(a)		1,135	1,007,204
Mosaic Solar Loan Trust:
Series 2018-2GS, Class A, 4.20%, 02/22/44(b)		757	762,871
Series 2019-2A, Class A, 2.88%, 09/20/40(b)		1,307	1,259,211
Mountain Hawk II CLO Ltd., Series 2013-2A, Class BR, (3 mo. LIBOR US + 1.600%), 3.42%, 07/20/24(a)(b)		3,112	3,082,515
MP CLO III Ltd., Series 2013-1A, Class AR, (3 mo. LIBOR US + 1.250%), 3.07%, 10/20/30(a)(b)		2,820	2,639,324
MP CLO VII Ltd.:
Series 2015-1A, Class ARR, (3 mo. LIBOR US + 1.080%), 2.90%, 10/18/28(a)(b)		490	470,024
Series 2015-1A, Class BRR, (3 mo. LIBOR US + 1.600%), 3.42%, 10/18/28(a)(b)		750	664,448
MP CLO VIII Ltd.:
Series 2015-2A, Class AR, (3 mo. LIBOR US + 0.910%), 2.71%, 10/28/27(a)(b)		5,834	5,645,409
Series 2015-2A, Class BR, (3 mo. LIBOR US + 1.420%), 3.22%, 10/28/27(a)(b)		3,250	2,829,206
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3, (1 mo. LIBOR US + 0.180%), 1.13%, 06/25/37(a)		103	101,296
Navient Private Education Loan Trust, Series 2014-AA, Class B, 3.50%, 08/15/44(b)		6,000	5,924,595
Navient Private Education Refi Loan Trust, Series 2020-A, Class A2B, (1 mo. LIBOR US + 0.900%), 1.61%, 11/15/68(a)(b)		2,410	2,308,438
Neuberger Berman CLO XVII Ltd.:
Series 2014-17A, Class BR2, (3 mo. LIBOR US + 1.500%), 3.12%, 04/22/29(a)(b)(c)		1,500	1,497,600
Series 2014-17A, Class CR2, (3 mo. LIBOR US + 2.000%), 3.62%, 04/22/29(a)(b)(c)		1,900	1,896,010
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class A, (3 mo. LIBOR US + 0.850%), 2.68%, 01/15/28(a)(b)		2,700	2,639,224
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class AR, (3 mo. LIBOR US + 0.800%), 2.63%, 01/15/28(a)(b)		1,000	941,421
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class BR, (3 mo. LIBOR US + 1.550%), 3.39%, 10/17/27(a)(b)		400	365,395
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, (3 mo. LIBOR US + 1.170%), 2.99%, 10/18/30(a)(b)		5,520	5,185,801
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. LIBOR US + 0.400%), 1.35%, 10/25/36(a)(b)		271	239,116
Oaktree CLO Ltd.:
Series 2014-1A, Class A2R, (3 mo. LIBOR US + 1.850%), 3.56%, 05/13/29(a)(b)		1,840	1,586,285
Series 2015-1A, Class A1R, (3 mo. LIBOR US + 0.870%), 2.69%, 10/20/27(a)(b)		500	485,883

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oakwood Mortgage Investors, Inc.:
Series 2001-D, Class A2, 5.26%, 01/15/20(d)	USD	719	$474,135
Series 2001-D, Class A4, 6.93%, 09/15/31(d)		457	344,463
Series 2002-B, Class M1, 7.62%, 06/15/32(d)		4,426	3,114,937
OCP CLO Ltd.:
Series 2013-4A, Class A2RR, (3 mo. LIBOR US + 1.450%), 3.25%, 04/24/29(a)(b)		2,500	2,127,412
Series 2013-4A, Class BRR, (3 mo. LIBOR US + 1.900%), 3.70%, 04/24/29(a)(b)		4,618	3,793,028
Series 2013-4A, Class CRR, (3 mo. LIBOR US + 3.000%), 4.80%, 04/24/29(a)(b)		3,000	2,249,021
Series 2014-5A, Class A1R, (3 mo. LIBOR US + 1.080%), 2.87%, 04/26/31(a)(b)		660	614,056
Series 2014-7A, Class A2RR, (3 mo. LIBOR US + 1.650%), 3.47%, 07/20/29(a)(b)		750	685,674
Series 2015-10A, Class A1R, (3 mo. LIBOR US + 0.820%), 2.61%, 10/26/27(a)(b)		674	653,072
Series 2015-10A, Class BR, (3 mo. LIBOR US + 1.850%), 3.64%, 10/26/27(a)(b)		1,120	928,337
Series 2016-12A, Class A1R, (3 mo. LIBOR US + 1.120%), 2.94%, 10/18/28(a)(b)		10,736	10,080,498
Series 2016-12A, Class A2R, (3 mo. LIBOR US + 1.600%), 3.42%, 10/18/28(a)(b)		500	433,725
Series 2017-13A, Class A1A, (3 mo. LIBOR US + 1.260%), 3.09%, 07/15/30(a)(b)		9,170	8,641,592
Series 2017-14A, Class B, (3 mo. LIBOR US + 1.950%), 3.65%, 11/20/30(a)(b)		500	406,729
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3 mo. LIBOR US + 0.960%), 2.80%, 04/16/31(a)(b)		7,300	6,746,085
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.190%), 3.01%, 01/20/31(a)(b)		1,310	1,220,624
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.100%), 2.93%, 04/15/26(a)(b)		503	502,757
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.020%), 2.86%, 07/17/30(a)(b)		3,580	3,306,958
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.000%), 2.79%, 01/25/31(a)(b)		7,240	6,720,198
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.850%), 3.68%, 07/15/27(a)(b)		2,840	2,344,129
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (3 mo. LIBOR US + 1.130%), 2.96%, 03/20/25(a)(b)		4,803	4,348,815
OFSI Fund VII Ltd., Series 2014-7A, Class AR, (3 mo. LIBOR US + 0.900%), 2.72%, 10/18/26(a)(b)		1,045	1,041,339
OHA Credit Partners IX Ltd., Series 2013-9A, Class E, (3 mo. LIBOR US + 5.000%), 6.82%, 10/20/25(a)(b)		2,500	1,710,366
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (3 mo. LIBOR US + 1.040%), 2.72%, 05/23/31(a)(b)		6,219	5,764,798

Security		Par (000)	Value
OneMain Financial Issuance Trust, Series 2019-2A, Class A, 3.14%, 10/14/36(b)	USD	14,760	$11,925,847
Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-4, Class A2, (1 mo. LIBOR US + 0.640%), 1.59%, 07/25/33(a)		860	753,543
Option One Mortgage Loan Trust:
Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.140%), 1.09%, 02/25/37(a)		1,273	823,865
Series 2007-CP1, Class 2A3, (1 mo. LIBOR US + 0.210%), 1.16%, 03/25/37(a)		2,360	1,212,335
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(e)		2,708	2,328,949
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(e)		6,905	5,988,458
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(e)		11,579	10,641,447
Origen Manufactured Housing Contract Trust:
Series 2001-A, Class M1, 7.82%, 03/15/32(d)		1,483	1,334,624
Series 2007-B, Class A1, (1 mo. LIBOR US + 1.200%), 1.91%, 10/15/37(a)(b)(c)		1,953	1,904,401
Ownit Mortgage Loan Trust Series, Series 2006-2, Class A2C, 6.00%, 01/25/37(e)		1,990	1,694,423
OZLM Funding III Ltd., Series 2013-3A, Class BRR, (3 mo. LIBOR US + 2.700%), 4.50%, 01/22/29(a)(b)		4,720	3,884,366
OZLM Funding IV Ltd.:
Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.250%), 3.05%, 10/22/30(a)(b)		13,285	12,440,635
Series 2013-4A, Class A2R, (3 mo. LIBOR US + 1.700%), 3.50%, 10/22/30(a)(b)		2,120	1,825,813
OZLM Funding Ltd., Series 2012-1A, Class A2R2, (3 mo. LIBOR US + 1.850%), 3.65%, 07/22/29(a)(b)		495	452,859
OZLM VI Ltd., Series 2014-6A, Class A2AS, (3 mo. LIBOR US + 1.750%), 3.59%, 04/17/31(a)(b)		900	773,325
OZLM VIII Ltd., Series 2014-8A, Class BRR, (3 mo. LIBOR US + 2.200%), 4.04%, 10/17/29(a)(b)		1,160	951,861
OZLM XII Ltd., Series 2015-12A, Class A2R, (3 mo. LIBOR US + 1.600%), 3.37%, 04/30/27(a)(b)		500	435,233
OZLM XIV Ltd., Series 2015-14A, Class A2AR, (3 mo. LIBOR US + 1.700%), 3.53%, 01/15/29(a)(b)		5,770	5,311,971
OZLM XIX Ltd., Series 2017-19A, Class A1, (3 mo. LIBOR US + 1.220%), 3.05%, 11/22/30(a)(b)		2,160	2,025,636
OZLM XVIII Ltd., Series 2018-18A, Class A, (3 mo. LIBOR US + 1.020%), 2.85%, 04/15/31(a)(b)		2,620	2,419,605
OZLM XX Ltd., Series 2018-20A, Class A2, (3 mo. LIBOR US + 1.650%), 3.47%, 04/20/31(a)(b)		600	536,317
OZLM XXI Ltd., Series 2017-21A, Class B, (3 mo. LIBOR US + 1.900%), 3.72%, 01/20/31(a)(b)		930	757,047
OZLM XXIV Ltd., Series 2019-24A, Class A2A, (3 mo. LIBOR US + 2.250%), 4.07%, 07/20/32(a)(b)		750	689,250

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Palmer Square CLO Ltd.:
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 1.130%), 2.97%, 01/17/31(a)(b)	USD	4,548	$4,284,631
Series 2015-1A, Class A1R2, (3 mo. LIBOR US + 1.220%), 2.92%, 05/21/29(a)(b)		10,965	10,548,064
Series 2015-1A, Class A2R2, (3 mo. LIBOR US + 1.650%), 3.35%, 05/21/29(a)(b)		2,460	2,127,798
Series 2015-2A, Class A2R2, (3 mo. LIBOR US + 1.550%), 3.37%, 07/20/30(a)(b)		2,500	2,128,045
Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.750%), 4.57%, 07/20/30(a)(b)		1,000	699,722
Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.030%), 2.85%, 04/18/31(a)(b)		3,360	3,052,932
Series 2018-2A, Class A1A, (3 mo. LIBOR US + 1.100%), 2.94%, 07/16/31(a)(b)		4,820	4,522,076
Series 2018-2A, Class A2, (3 mo. LIBOR US + 1.650%), 3.49%, 07/16/31(a)(b)		1,500	1,341,296
Series 2018-3A, Class A2, (3 mo. LIBOR US + 1.350%), 3.04%, 08/15/26(a)(b)		3,323	2,898,302
Palmer Square Loan Funding Ltd.:
Series 2019-1A, Class D, (3 mo. LIBOR US + 5.800%), 7.62%, 04/20/27(a)(b)		1,700	1,169,887
Series 2019-3A, Class A2, (3 mo. LIBOR US + 1.600%), 3.30%, 08/20/27(a)(b)		2,110	1,832,039
Series 2019-4A, Class D, (3 mo. LIBOR US + 5.900%), 7.70%, 10/24/27(a)(b)		1,488	1,023,321
Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.350%), 3.03%, 02/20/28(a)(b)		4,860	4,137,033
Series 2020-2A, Class A2, (3 mo. LIBOR US + 1.550%), 0.00%, 04/20/28(a)(b)		5,850	5,850,000
Series 2020-2A, Class B, (3 mo. LIBOR US + 2.250%), 0.00%, 04/20/28(a)(b)		1,000	1,000,000
Series 2020-2A, Class C, (3 mo. LIBOR US + 3.000%), 0.00%, 04/20/28(a)(b)		1,000	1,000,000
Parallel Ltd.:
Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.850%), 2.67%, 07/20/27(a)(b)		3,387	3,282,364
Series 2015-1A, Class C1R, (3 mo. LIBOR US + 1.750%), 3.57%, 07/20/27(a)(b)		1,150	951,810
Park Avenue Institutional Advisers CLO Ltd.:
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.220%), 2.92%, 11/14/29(a)(b)		6,970	6,654,683
Series 2017-1A, Class A2, (3 mo. LIBOR US + 1.700%), 3.40%, 11/14/29(a)(b)		2,940	2,541,875
Series 2019-1A, Class A1, (3 mo. LIBOR US + 1.480%), 3.17%, 05/15/32(a)(b)		500	464,497
Progress Residential Trust:
Series 2015-SFR3, Class F, 6.64%, 11/12/32(b)		500	487,865
Series 2017-SFR1, Class A, 2.77%, 08/17/34(b)		2,639	2,604,730
Series 2018-SFR1, Class F, 4.78%, 03/17/35(b)		1,620	1,401,800
Series 2018-SFR2, Class F, 4.95%, 08/17/35(b)		1,030	904,274
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (3 mo. LIBOR US + 1.210%), 3.04%, 10/15/30(a)(b)		3,730	3,509,386
Race Point X CLO Ltd., Series 2016-10A, Class A1R, (3 mo. LIBOR US + 1.100%), 2.89%, 07/25/31(a)(b)		5,550	5,145,839

Security		Par (000)	Value
RAMP Series Trust, Series 2004-RS7, Class A2A, (1 mo. LIBOR US + 0.620%), 1.57%, 07/25/34(a)	USD	1,969	$1,488,252
Regatta Funding LP, Series 2013-2A, Class A1R2, (3 mo. LIBOR US + 1.250%), 3.08%, 01/15/29(a)(b)		1,300	1,251,099
Regatta VI Funding Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.080%), 2.90%, 07/20/28(a)(b)		10,290	9,654,470
Regatta VII Funding Ltd., Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.500%), 2.62%, 12/20/28(a)(b)		250	224,152
Regional Management Issuance Trust, Series 2019-1, Class A, 3.05%, 11/15/28(b)		12,820	11,010,806
Republic FInance Issuance Trust, Series 2019-A, Class A, 3.43%, 11/22/27(b)		14,870	12,964,746
Riserva CLO Ltd., Series 2016-3A, Class AR, (3 mo. LIBOR US + 1.140%), 2.96%, 10/18/28(a)(b)		4,670	4,496,879
Rockford Tower CLO Ltd.:
Series 2017-1A, Class AR, (3 mo. LIBOR US + 1.030%), 2.86%, 04/15/29(a)(b)		10,140	9,645,802
Series 2017-1A, Class BR, (3 mo. LIBOR US + 1.450%), 3.28%, 04/15/29(a)(b)		7,210	6,137,089
Series 2017-1A, Class CR, (3 mo. LIBOR US + 1.850%), 3.68%, 04/15/29(a)(b)		2,490	2,045,988
Series 2017-1A, Class DR, (3 mo. LIBOR US + 2.650%), 4.48%, 04/15/29(a)(b)		750	548,660
Series 2017-2A, Class BR, (3 mo. LIBOR US + 1.500%), 2.75%, 10/15/29(a)(b)		7,771	7,032,755
Series 2017-2A, Class CR, (3 mo. LIBOR US + 1.900%), 3.15%, 10/15/29(a)(b)		2,750	2,381,317
Series 2017-2A, Class DR, (3 mo. LIBOR US + 2.850%), 4.10%, 10/15/29(a)(b)		4,766	3,630,530
Series 2017-2A, Class ER, (3 mo. LIBOR US + 6.250%), 7.50%, 10/15/29(a)(b)		1,750	1,026,596
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.190%), 3.01%, 10/20/30(a)(b)		13,194	12,320,726
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.100%), 2.80%, 05/20/31(a)(b)		1,953	1,807,415
Series 2018-1A, Class B, (3 mo. LIBOR US + 1.720%), 3.42%, 05/20/31(a)(b)		1,500	1,346,749
Series 2018-1A, Class D, (3 mo. LIBOR US + 3.000%), 4.70%, 05/20/31(a)(b)		750	524,054
Series 2018-2A, Class A, (3 mo. LIBOR US + 1.160%), 2.98%, 10/20/31(a)(b)		1,000	924,347
Series 2018-2A, Class B, (3 mo. LIBOR US + 1.800%), 3.62%, 10/20/31(a)(b)		500	450,247
Series 2019-2A, Class B, (3 mo. LIBOR US + 1.930%), 3.63%, 08/20/32(a)(b)		1,250	1,066,301
Romark WM-R Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.030%), 2.85%, 04/20/31(a)(b)		4,317	3,949,401
RR 2 Ltd.:
Series 2017-2A, Class A2, (3 mo. LIBOR US + 1.600%), 3.43%, 10/15/29(a)(b)		750	686,788
Series 2017-2A, Class B, (3 mo. LIBOR US + 2.000%), 3.83%, 10/15/29(a)(b)		750	614,055
RR 3 Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.090%), 2.92%, 01/15/30(a)(b)		2,020	1,883,536
RR 4 Ltd., Series 2018-4A, Class A2, (3 mo. LIBOR US + 1.550%), 3.38%, 04/15/30(a)(b)		1,400	1,203,737
RR 6 Ltd., Series 2019-6A, Class A1A, (3 mo. LIBOR US + 1.250%), 3.08%, 04/15/30(a)(b)		9,840	9,168,552

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
SACO I Trust, Series 2006-9, Class A1, (1 mo. LIBOR US + 0.300%), 1.25%, 08/25/36(a)	USD	314	$302,297
Securitized Asset-Backed Receivables LLC Trust:
Series 2006-WM4, Class A1, (1 mo. LIBOR US + 0.190%), 1.14%, 11/25/36(a)(b)		2,790	1,469,893
Series 2006-WM4, Class A2A, (1 mo. LIBOR US + 0.080%), 1.03%, 11/25/36(a)		1,353	447,774
Series 2006-WM4, Class A2C, (1 mo. LIBOR US + 0.160%), 1.11%, 11/25/36(a)		4,055	1,381,009
Security National Mortgage Loan Trust, Series 2007-1A, Class 2A, (1 mo. LIBOR US + 0.350%), 1.30%, 04/25/37(a)(b)		503	491,420
Seneca Park CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.120%), 2.96%, 07/17/26(a)(b)		104	103,323
SG Mortgage Securities Trust, Series 2006-FRE2, Class A2C, (1 mo. LIBOR US + 0.160%), 1.11%, 07/25/36(a)		965	261,700
Silver Creek CLO Ltd.:
Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.240%), 3.06%, 07/20/30(a)(b)		3,920	3,760,049
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.300%), 4.12%, 07/20/30(a)(b)		500	410,978
SLM Private Credit Student Loan Trust:
Series 2004-A, Class A3, (3 mo. LIBOR US + 0.400%), 1.14%, 06/15/33(a)		1,892	1,859,949
Series 2004-B, Class A3, (3 mo. LIBOR US + 0.330%), 1.07%, 03/15/24(a)		7,071	6,958,409
Series 2006-B, Class A5, (3 mo. LIBOR US + 0.270%), 1.01%, 12/15/39(a)		496	471,010
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1 mo. LIBOR US + 4.750%), 5.46%, 10/15/41(a)(b)		8,210	8,832,018
SMB Private Education Loan Trust, Series 2015-B, Class B, 3.50%, 12/17/40(b)		2,480	2,535,823
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.070%), 2.86%, 01/26/31(a)(b)		500	459,082
Sound Point CLO XI Ltd., Series 2016-1A, Class CR, (3 mo. LIBOR US + 2.250%), 4.07%, 07/20/28(a)(b)		440	362,521
Sound Point CLO XIV Ltd.:
Series 2016-3A, Class AR, (3 mo. LIBOR US + 1.150%), 2.96%, 01/23/29(a)(b)		9,440	9,086,285
Series 2016-3A, Class C, (3 mo. LIBOR US + 2.650%), 4.46%, 01/23/29(a)(b)		1,000	822,287
Sound Point CLO XV Ltd., Series 2017-1A, Class AR, (3 mo. LIBOR US + 1.150%), 2.96%, 01/23/29(a)(b)		1,720	1,645,514
Sound Point CLO XVIII Ltd., Series 2017-4A, Class B, (3 mo. LIBOR US + 1.800%), 3.62%, 01/21/31(a)(b)		500	401,897
Sound Point CLO XXIII, Series 2019-2A, Class A1, (3 mo. LIBOR US + 1.400%), 3.23%, 04/15/32(a)(b)		19,610	18,301,833
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (1 mo. LIBOR US + 0.795%), 1.74%, 01/25/35(a)		50	40,131
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.250%), 3.08%, 01/15/30(a)(b)		4,140	3,882,410

Security		Par (000)	Value
Stewart Park CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.800%), 3.63%, 01/15/30(a)(b)	USD	1,630	$1,330,170
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL2, Class A, 3.36%, 01/25/31(b)		274	259,799
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, (1 mo. LIBOR US + 0.300%), 1.25%, 01/25/35(a)		341	335,512
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (3 mo. LIBOR US + 0.880%), 2.71%, 04/15/28(a)(b)		3,620	3,405,342
Symphony CLO XVIII Ltd.:
Series 2016-18A, Class AR, (3 mo. LIBOR US + 1.150%), 2.96%, 01/23/28(a)(b)		4,140	3,948,573
Series 2016-18A, Class B, (3 mo. LIBOR US + 1.800%), 3.61%, 01/23/28(a)(b)		300	276,347
Symphony CLO XXI Ltd., Series 2019-21A, Class A, (3 mo. LIBOR US + 1.380%), 3.74%, 07/15/32(a)(b)		4,230	3,916,891
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.200%), 2.89%, 11/17/30(a)(b)		3,290	3,084,088
Thacher Park CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.160%), 2.98%, 10/20/26(a)(b)		220	218,701
THL Credit Wind River CLO Ltd.:
Series 2012-1A, Class BR2, (3 mo. LIBOR US + 1.450%), 3.28%, 01/15/26(a)(b)		920	810,956
Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.050%), 2.88%, 07/15/28(a)(b)		4,880	4,579,205
Series 2017-1A, Class C, (3 mo. LIBOR US + 2.300%), 4.12%, 04/18/29(a)(b)		1,400	1,150,467
TIAA CLO II Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.280%), 3.10%, 04/20/29(a)(b)		2,340	2,245,160
TIAA CLO III Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.150%), 2.99%, 01/16/31(a)(b)		1,467	1,366,487
TICP CLO I Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.800%), 2.62%, 07/20/27(a)(b)		977	957,285
TICP CLO IX Ltd., Series 2017-9A, Class A, (3 mo. LIBOR US + 1.140%), 2.96%, 01/20/31(a)(b)		3,080	2,827,410
TICP CLO V Ltd., Series 2016-5A, Class ER, (3 mo. LIBOR US + 5.750%), 7.59%, 07/17/31(a)(b)		1,000	537,033
TICP CLO VI Ltd.:
Series 2016-6A, Class AR, (3 mo. LIBOR US + 1.200%), 3.03%, 01/15/29(a)(b)		3,820	3,680,507
Series 2016-6A, Class BR, (3 mo. LIBOR US + 1.700%), 3.53%, 01/15/29(a)(b)		5,360	4,645,553
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.050%), 8.56%, 04/15/33(a)(b)		750	466,817
TICP CLO XI Ltd., Series 2018-11A, Class A, (3 mo. LIBOR US + 1.180%), 3.00%, 10/20/31(a)(b)		750	694,498
TICP CLO XII Ltd., Series 2018-12A, Class A, (3 mo. LIBOR US + 1.110%), 2.94%, 01/15/31(a)(b)		250	237,645

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Towd Point Mortgage Trust:
Series 2019-SJ2, Class A2, 4.25%, 11/25/58(b)(d)	USD	3,280	$3,260,205
Series 2019-SJ2, Class M1, 4.50%, 11/25/58(b)(d)		8,260	8,248,847
Trestles CLO III Ltd.:
Series 2020-3A, Class A1, (3 mo. LIBOR US + 1.330%), 2.91%, 01/20/33(a)(b)(c)		5,840	5,825,400
Series 2020-3A, Class B1, (3 mo. LIBOR US + 1.850%), 3.43%, 01/20/33(a)(b)(c)		2,590	2,570,575
Trestles CLO Ltd., Series 2017-1A, Class A1A, (3 mo. LIBOR US + 1.290%), 3.08%, 07/25/29(a)(b)		250	238,996
Tricon American Homes Trust:
Series 2017-SFR2, Class F, 5.10%, 01/17/36(b)		2,010	1,696,932
Series 2018-SFR1, Class E, 4.56%, 05/17/37(b)		890	789,427
Series 2018-SFR1, Class F, 4.96%, 05/17/37(b)		610	516,872
Venture CLO Ltd.:
Series 2018-32A, Class A2A, (3 mo. LIBOR US + 1.070%), 2.89%, 07/18/31(a)(b)		1,480	1,373,970
Series 2018-35A, Class AS, (3 mo. LIBOR US + 1.150%), 2.95%, 10/22/31(a)(b)		2,810	2,639,854
Venture XVIII CLO Ltd., Series 2014-18A, Class AR, (3 mo. LIBOR US + 1.220%), 3.05%, 10/15/29(a)(b)		9,820	9,332,737
Venture XXIV CLO Ltd., Series 2016-24A, Class AR, (3 mo. LIBOR US + 1.180%), 3.00%, 10/20/28(a)(b)		3,300	3,185,883
Vericrest Opportunity Loan Trust, Series 2019-NPL2, Class A1, 3.97%, 02/25/49(b)(e)		1,172	1,037,217
Vibrant CLO VII Ltd., Series 2017-7A, Class A1, (3 mo. LIBOR US + 1.270%), 3.09%, 09/15/30(a)(b)		1,750	1,646,559
Voya CLO Ltd.:
Series 2014-3A, Class CR, (3 mo. LIBOR US + 2.650%), 4.44%, 07/25/26(a)(b)		1,680	1,275,494
Series 2014-4A, Class A1RA, (3 mo. LIBOR US + 1.100%), 2.94%, 07/14/31(a)(b)		250	230,942
Series 2015-2A, Class BR, (3 mo. LIBOR US + 1.500%), 3.31%, 07/23/27(a)(b)		780	677,193
Series 2017-3A, Class A1A, (3 mo. LIBOR US + 1.230%), 3.05%, 07/20/30(a)(b)		2,201	2,081,277
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.130%), 2.96%, 10/15/30(a)(b)		6,640	6,231,290
Series 2019-1A, Class AR, (3 mo. LIBOR US + 1.060%), 2.37%, 04/15/31(a)(b)		10,079	9,611,309
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, (1 mo. LIBOR US + 0.130%), 1.08%, 07/25/37(a)(b)		1,600	1,415,778
Washington Mutual Asset-Backed Certificates Trust:
Series 2006-HE4, Class 2A2, (1 mo. LIBOR US + 0.180%), 1.13%, 09/25/36(a)		5,216	2,049,374
Series 2006-HE5, Class 1A, (1 mo. LIBOR US + 0.155%), 1.10%, 10/25/36(a)		1,988	1,408,715
Series 2007-HE2, Class 2A3, (1 mo. LIBOR US + 0.250%), 1.20%, 04/25/37(a)		9,308	4,022,979

Security		Par (000)	Value
Washington Mutual Asset-Backed Certificates Trust: (continued)
Series 2007-HE2, Class 2A4, (1 mo. LIBOR US + 0.360%), 1.31%, 04/25/37(a)	USD	1,000	$444,016
Wellfleet CLO Ltd.:
Series 2017-1A, Class A1R, (3 mo. LIBOR US + 1.150%), 2.97%, 04/20/29(a)(b)		3,750	3,579,144
Series 2017-3A, Class B, (3 mo. LIBOR US + 1.950%), 3.79%, 01/17/31(a)(b)		750	599,586
Westcott Park CLO Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.210%), 3.03%, 07/20/28(a)(b)		5,610	5,391,167
Yale Mortgage Loan Trust, Series 2007-1, Class A, (1 mo. LIBOR US + 0.400%), 1.35%, 06/25/37(a)(b)		2,480	868,770
York CLO 1 Ltd., Series 2014-1A, Class DRR, (3 mo. LIBOR US + 3.010%), 4.81%, 10/22/29(a)(b)		250	184,726
York CLO-2 Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.150%), 2.95%, 01/22/31(a)(b)		250	234,696
York CLO-3 Ltd., Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.750%), 3.57%, 10/20/29(a)(b)		3,380	2,919,852
York CLO-4 Ltd.:
Series 2016-2A, Class A1R, (3 mo. LIBOR US + 1.090%), 2.09%, 04/20/32(a)(b)(c)		8,250	8,250,000
Series 2016-2A, Class BR, (3 mo. LIBOR US + 1.550%), 2.55%, 04/20/32(a)(b)		3,000	3,000,000
Series 2016-2A, Class CR, (3 mo. LIBOR US + 2.150%), 3.15%, 04/20/32(a)(b)		3,000	3,000,000

Total Asset-Backed Securities — 10.2% (Cost: $1,897,682,323)			1,731,041,858

		Shares

Common Stocks — 0.1%

Diversified Financial Services — 0.0%
Pure Acquisition Corp.(f)(g)		900	9,351

Energy Equipment & Services — 0.0%
Bristow Group, Inc.(c)(f)		21,254	198,937
Bristow Group, Inc.(c)(f)		6,387	59,782
Vantage Drilling Co.(f)		311,000	1,089

			259,808

Hotels, Restaurants & Leisure — 0.0%
Everi Holdings, Inc.(f)		73,000	240,900
Target Hospitality Corp.(f)		112,843	224,558

			465,458

Household Durables — 0.0%
Beazer Homes USA, Inc.(f)		52,287	336,728
Century Communities, Inc.(f)		56,406	818,451

			1,155,179

Independent Power and Renewable Electricity Producers — 0.0%
Vistra Energy Corp.		139,988	2,234,208

Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc.(f)(g)		3,993	7,785,232

Metals & Mining — 0.0%
Northern Graphite Corp.(f)		99,612	10,263

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value

Real Estate Management & Development — 0.0%
Forestar Group, Inc.(f)		50,609	$523,803

Total Common Stocks — 0.1% (Cost: $17,217,792)			12,443,302

		Par (000)

Corporate Bonds — 33.9%

Aerospace & Defense — 1.2%
Arconic, Inc., 5.40%, 04/15/21	USD	74	73,360
BAE Systems Holdings, Inc.:
3.80%, 10/07/24(b)		2,488	2,584,754
3.85%, 12/15/25(b)		12,498	12,708,320
4.75%, 10/07/44(b)		259	265,990
Boeing Co.:
3.25%, 02/01/35		294	254,252
3.83%, 03/01/59		605	539,619
General Dynamics Corp.:
3.75%, 05/15/28		4,050	4,304,319
4.25%, 04/01/50		1,506	1,896,342
Huntington Ingalls Industries, Inc., 4.20%, 05/01/30(b)		7,266	7,531,317
L3 Technologies, Inc., 4.95%, 02/15/21		250	252,403
L3Harris Technologies, Inc.:
3.83%, 04/27/25		49	50,978
3.85%, 12/15/26(b)		10,802	11,138,936
4.40%, 06/15/28		13,382	14,245,070
4.40%, 06/15/28(b)		3,547	3,775,763
2.90%, 12/15/29		864	806,348
4.85%, 04/27/35		77	83,319
Lockheed Martin Corp.:
3.60%, 03/01/35		14,240	15,571,340
3.80%, 03/01/45		3,432	3,725,652
Northrop Grumman Corp.:
2.55%, 10/15/22		879	878,762
2.93%, 01/15/25		10,552	10,710,893
3.25%, 01/15/28		18,428	19,148,886
5.25%, 05/01/50		4,153	5,616,049
Raytheon Co.:
7.20%, 08/15/27		2,353	2,888,602
7.00%, 11/01/28		7,205	9,359,105
4.20%, 12/15/44		1,922	2,156,496
Raytheon Technologies Corp., 4.13%, 11/16/28 .		11,544	12,672,457
Rockwell Collins, Inc., 3.20%, 03/15/24		8,458	8,695,195
Textron, Inc.:
3.65%, 03/15/27		2,985	2,922,961
3.90%, 09/17/29		8,086	7,901,177
TransDigm, Inc.:
6.25%, 03/15/26(b)		23,463	23,375,014
6.38%, 06/15/26		2,710	2,594,825
7.50%, 03/15/27		1,596	1,538,065
5.50%, 11/15/27(b)		7,987	7,168,333
United Technologies Corp.:
5.40%, 05/01/35		2,386	2,930,230
4.45%, 11/16/38		714	812,753
5.70%, 04/15/40		665	850,897

			202,028,782

Air Freight & Logistics — 0.2%
FedEx Corp.:
3.10%, 08/05/29		3,552	3,487,225
3.88%, 08/01/42		5,393	4,719,912
5.10%, 01/15/44		632	626,904
4.55%, 04/01/46		1,320	1,254,946
4.40%, 01/15/47		3	2,709
GLP China Holdings Ltd., 4.97%, 02/26/24		725	758,984
United Parcel Service, Inc.:
3.40%, 03/15/29		7,874	8,262,780

Security		Par (000)	Value

Air Freight & Logistics (continued)
United Parcel Service, Inc.: (continued)
2.50%, 09/01/29	USD	4,016	$3,863,509
5.20%, 04/01/40		8,255	10,115,147
XPO Logistics, Inc.:
6.13%, 09/01/23(b)		1,462	1,430,932
6.75%, 08/15/24(b)		3,480	3,402,744

			37,925,792

Airlines — 0.5%
Air Canada Pass-Through Trust:
Series 2015, Class 2B, 5.00%, 06/15/25(b)		1,333	1,263,759
Series 2017-1, Class B, 3.70%, 07/15/27(b)		21	18,810
Series 2017, Class 1AA, 3.30%, 07/15/31(b)		2,030	1,947,923
American Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.38%, 04/01/24		71	66,306
Series 2015-1, Class B, 3.70%, 11/01/24		717	642,649
Series 2015-2, Class B, 4.40%, 03/22/25		5,833	4,938,048
Series 2016-1, Class B, 5.25%, 07/15/25		4,719	4,744,743
Series 2019-1, Class B, 4.00%, 12/15/25(c)		1,856	1,883,383
Series 2017-1, Class B, 4.95%, 08/15/26		1,385	1,197,747
Series 2017-2, Class B, 3.70%, 04/15/27		1,603	1,367,440
Series 2016-3, Class B, 3.75%, 04/15/27		78	62,497
Series 2019-1, Class A, 3.50%, 12/15/27(c)		4,908	5,042,752
Series 2016-1, Class AA, 3.58%, 01/15/28		4,245	4,026,405
Series 2015-2, Class AA, 3.60%, 03/22/29		1,065	1,001,545
Series 2019-1, Class B, 3.85%, 08/15/29		5,544	4,261,118
Series 2016-2, Class AA, 3.20%, 12/15/29		1,943	2,112,260
Series 2016-3, Class AA, 3.00%, 04/15/30		4,378	4,131,346
Series 2017-1, Class AA, 3.65%, 08/15/30		1,490	1,418,572
Series 2019-1, Class AA, 3.15%, 08/15/33		5,199	4,682,458
American Airlines, Inc.:
Series 2019-1C, 4.13%, 06/15/22(c)		15,927	15,927,000
Series 2011-1B, 4.87%, 04/22/25(c)		1,211	1,247,497
Avianca Holdings SA, 9.00%, 05/10/23(b)		983	207,659
Continental Airlines Pass-Through Trust, Series 2012, Class B, 6.25%, 10/11/21		26	25,574
Delta Air Lines Pass-Through Trust, Series 2019-1, Class 1AA, 3.20%, 10/25/25		. 4,265	4,163,615
Gol Finance, Inc., 7.00%, 01/31/25(b)		2,276	967,300
Sun Country Airlines:
Series 2019-1C, 7.00%, 12/15/23(c)		2,440	2,424,750
Series 2019-1B, 4.70%, 12/15/25(c)		2,440	2,443,050
Transportes Aereos Portugueses SA, 5.63%, 12/02/24(b)	EUR	1,600	1,023,747
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 09/15/28(b)	USD	1,396	1,158,260
United Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.75%, 10/11/23		394	379,386
Series 2014-2, Class B, 4.63%, 03/03/24		452	422,823
Series 2016-2, Class B, 3.65%, 04/07/27		253	235,471
Series 2016-1, Class B, 3.65%, 07/07/27		456	369,177
Series 2018-1, Class B, 4.60%, 09/01/27		2,004	1,735,782
Series 2015-1, Class AA, 3.45%, 06/01/29		1,516	1,521,258
Series 2019-2, Class B, 3.50%, 11/01/29		4,946	4,135,386
Series 2016-1, Class AA, 3.10%, 01/07/30		595	551,670
Series 2016-2, Class AA, 2.88%, 04/07/30		1,866	1,731,839
Series 2018-1, Class AA, 3.50%, 09/01/31		1,250	1,214,706
Series 2019-2, Class AA, 2.70%, 11/01/33		3,365	3,027,774
US Airways Pass-Through Trust:
Series 2012-2, Class B, 6.75%, 12/03/22		142	137,079
Series 2013-1, Class B, 5.38%, 05/15/23		549	524,453

			90,385,017

Auto Components — 0.0%
American Axle & Manufacturing, Inc., 6.25%, 04/01/25		1,860	1,534,500

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Auto Components (continued)
Aptiv PLC, 5.40%, 03/15/49	USD	325	$282,383
Lear Corp., 5.25%, 05/15/49		355	308,126

			2,125,009

Automobiles — 0.2%
BMW U.S. Capital LLC, 2.80%, 04/11/26(b)		1,949	1,928,569
Daimler Finance North America LLC:
3.10%, 05/04/20(b)		10,030	10,012,570
2.30%, 02/12/21(b)		8,755	8,528,465
3.35%, 05/04/21(b)		13,164	13,030,754
3.75%, 11/05/21(b)		760	753,537
General Motors Co.:
6.60%, 04/01/36		2,437	2,119,303
6.25%, 10/02/43		3,456	2,729,205
6.75%, 04/01/46		1,095	874,791
Toyota Motor Corp., 2.76%, 07/02/29		143	143,949
Volkswagen Group of America Finance LLC, 4.75%, 11/13/28(b)		900	919,552

			41,040,695

Banks — 6.4%
ABN AMRO Bank NV, 2.65%, 01/19/21(b)		8,140	8,125,348
Australia & New Zealand Banking Group Ltd.:
2.55%, 11/23/21		1,361	1,364,903
2.63%, 11/09/22		1,075	1,092,243
Banco Bradesco SA/Cayman Islands, 3.20%, 01/27/25(b)		3,755	3,445,213
Banco Espirito Santo SA:
2.63%, 05/08/17(f)(h)	EUR	400	70,586
4.75%, 01/15/18(f)(h)		2,200	388,221
4.00%, 01/21/19(f)(h)		6,300	1,111,724
Banco Internacional del Peru SAA Interbank, 3.25%, 10/04/26(b)	USD	1,709	1,528,487
Banco Santander SA:
2.71%, 06/27/24		13,400	13,143,332
3.31%, 06/27/29		2,000	1,963,186
Banco Votorantim SA:
4.00%, 09/24/22(b)		2,516	2,435,803
4.50%, 09/24/24(b)		2,196	1,968,165
Bancolombia SA, 3.00%, 01/29/25		2,617	2,329,130
Bangkok Bank PCL, (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 1.900%), 3.73%, 09/25/34(i)		2,075	1,785,234
Bank of America Corp.:
(3 mo. LIBOR US + 0.660%), 2.37%, 07/21/21(i)		14,085	14,075,487
(3 mo. LIBOR US + 0.630%), 2.33%, 10/01/21(i)		37,283	37,227,882
(3 mo. LIBOR US + 0.370%), 2.74%, 01/23/22(i)		83	83,235
(3 mo. LIBOR US + 0.630%), 3.50%, 05/17/22(i)		8,468	8,568,615
(3 mo. LIBOR US + 1.021%), 2.88%, 04/24/23(i)		428	429,744
(3 mo. LIBOR US + 0.930%), 2.82%, 07/21/23(i)		5,880	5,904,172
4.10%, 07/24/23		22	23,439
(3 mo. LIBOR US + 0.780%), 3.55%, 03/05/24(i)		733	762,400
4.20%, 08/26/24		3,784	4,024,718
4.00%, 01/22/25		4,977	5,237,751
(3 mo. LIBOR US + 0.970%), 3.46%, 03/15/25(i)		2,924	3,015,270
3.95%, 04/21/25		4,095	4,305,025
3.88%, 08/01/25		964	1,024,496
(3 mo. LIBOR US + 1.090%), 3.09%, 10/01/25(i)		134	134,351

Security	Par (000)		Value

Banks (continued)
Bank of America Corp.: (continued)
(3 mo. LIBOR US + 0.640%), 2.02%, 02/13/26(i)	USD	2,964	$2,901,600
4.45%, 03/03/26		9,291	10,006,745
3.50%, 04/19/26		881	935,753
(3 mo. LIBOR US + 1.060%), 3.56%, 04/23/27(i)		3,876	4,055,945
(3 mo. LIBOR US + 1.575%), 3.82%, 01/20/28(i)		28,163	29,186,757
(3 mo. LIBOR US + 1.512%), 3.71%, 04/24/28(i)		24,811	25,368,542
(3 mo. LIBOR US + 1.370%), 3.59%, 07/21/28(i)		866	885,553
(3 mo. LIBOR US + 1.040%), 3.42%, 12/20/28(i)		41,213	42,512,778
(3 mo. LIBOR US + 1.070%), 3.97%, 03/05/29(i)		12,992	13,568,015
(3 mo. LIBOR US + 1.310%), 4.27%, 07/23/29(i)		4,535	4,902,619
Bank of Montreal:
2.90%, 03/26/22		3,889	3,938,827
2.50%, 06/28/24		7,809	7,631,281
Barclays PLC:
(3 mo. LIBOR US + 1.610%), 3.93%, 05/07/25(i)		200	191,908
4.38%, 01/12/26		4,159	4,179,795
(3 mo. LIBOR US + 1.902%), 4.97%, 05/16/29(i)		7,104	7,597,593
BBVA Bancomer SA, (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 4.308%), 5.88%, 09/13/34(b)(i)		3,089	2,500,159
BNP Paribas SA:
5.00%, 01/15/21		1,240	1,264,263
3.50%, 03/01/23(b)		8,616	8,642,927
3.38%, 01/09/25(b)		2,338	2,317,474
(3 mo. LIBOR US + 1.111%), 2.82%, 11/19/25(b)(i)		11,159	11,022,499
(Secured Overnight Financing Rate + 1.507%), 3.05%, 01/13/31(b)(i)		18,560	17,355,143
BPCE SA:
3.00%, 05/22/22(b)		2,017	1,997,303
2.70%, 10/01/29(b)		7,558	7,162,683
Citibank NA, 3.65%, 01/23/24		4,196	4,393,795
Citigroup, Inc.:
(3 mo. LIBOR US + 0.950%), 2.88%, 07/24/23(i)		6,000	6,046,132
3.88%, 03/26/25		1,000	1,013,706
4.40%, 06/10/25		5,802	6,066,476
3.40%, 05/01/26		2,790	2,906,839
3.20%, 10/21/26		1,121	1,160,798
4.45%, 09/29/27		5,970	6,232,827
(3 mo. LIBOR US + 1.563%), 3.89%, 01/10/28(i)		20,261	20,838,966
(3 mo. LIBOR US + 1.390%), 3.67%, 07/24/28(i)		25,284	26,176,212
(3 mo. LIBOR US + 1.151%), 3.52%, 10/27/28(i)		1,723	1,723,684
(Secured Overnight Financing Rate + 3.914%), 4.41%, 03/31/31(i)		442	485,616
Danske Bank A/S:
5.00%, 01/12/22(b)		13,526	13,889,001
(3 mo. LIBOR US + 1.249%), 3.00%, 09/20/22(b)(i)		927	922,833
3.88%, 09/12/23(b)		1,060	1,046,208
5.38%, 01/12/24(b)		14,017	14,452,249

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
Danske Bank A/S: (continued)
(3 mo. LIBOR US + 1.591%), 3.24%, 12/20/25(b)(i)	USD	259	$240,714
Fifth Third Bancorp, 3.65%, 01/25/24		2,460	2,557,795
Grupo Aval Ltd., 4.75%, 09/26/22		1,073	1,027,398
HSBC Holdings PLC:
(3 mo. LIBOR US + 1.348%), 4.29%, 09/12/26(i)		8,098	8,080,606
(3 mo. LIBOR US + 1.546%), 4.04%, 03/13/28(i)		11,234	11,424,128
(3 mo. LIBOR US + 1.535%), 4.58%, 06/19/29(i)		1,491	1,579,937
(3 mo. LIBOR US + 1.610%), 3.97%, 05/22/30(i)		12,500	12,804,178
Huntington National Bank, 3.25%, 05/14/21		3,780	3,809,144
ING Groep NV:
4.10%, 10/02/23		23,473	24,090,295
3.55%, 04/09/24		6,398	6,428,881
4.63%, 01/06/26(b)		6,762	7,125,453
Intesa Sanpaolo SpA, 6.50%, 02/24/21(b)		1,790	1,814,029
Itau Unibanco Holding SA:
2.90%, 01/24/23(b)		4,491	4,248,486
3.25%, 01/24/25(b)		4,491	4,121,391
JPMorgan Chase & Co.:
4.25%, 10/15/20		330	333,762
2.55%, 03/01/21		7,857	7,875,791
4.63%, 05/10/21		4,832	4,965,763
4.35%, 08/15/21		184	188,712
(3 mo. LIBOR US + 0.610%), 3.51%, 06/18/22(i)		5,537	5,626,594
2.97%, 01/15/23		3,167	3,218,304
(3 mo. LIBOR US + 0.695%), 3.21%, 04/01/23(i)		26,133	26,582,885
3.38%, 05/01/23		199	208,005
3.88%, 02/01/24		260	278,446
(3 mo. LIBOR US + 0.730%), 3.56%, 04/23/24(i)		3,525	3,688,836
(3 mo. LIBOR US + 0.890%), 3.80%, 07/23/24(i)		15,169	15,877,246
3.88%, 09/10/24		2,144	2,260,749
(3 mo. LIBOR US + 1.000%), 4.02%, 12/05/24(i)		39,194	41,529,033
(3 mo. LIBOR US + 1.155%), 3.22%, 03/01/25(i)		13,427	13,940,247
(Secured Overnight Financing Rate + 1.160%), 2.30%, 10/15/25(i)		7,214	7,177,990
3.20%, 06/15/26		200	207,723
(3 mo. LIBOR US + 1.245%), 3.96%, 01/29/27(i)		12,481	13,422,254
(3 mo. LIBOR US + 1.337%), 3.78%, 02/01/28(i)		47,216	49,969,842
(3 mo. LIBOR US + 1.380%), 3.54%, 05/01/28(i)		30,169	31,045,630
(3 mo. LIBOR US + 0.945%), 3.51%, 01/23/29(i)		2,232	2,297,897
(3 mo. LIBOR US + 1.260%), 4.20%, 07/23/29(i)		3,535	3,879,486
(3 mo. LIBOR US + 1.160%), 3.70%, 05/06/30(i)		5,835	6,257,651
(Secured Overnight Financing Rate + 3.790%), 4.49%, 03/24/31(i)		2,664	3,079,579
(3 mo. LIBOR US + 1.360%), 3.88%, 07/24/38(i)		1,912	2,134,321
Kasikornbank PCL, (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 3.34%, 10/02/31(i)		1,740	1,579,050
KeyBank NA:
3.35%, 06/15/21		1,500	1,514,315

Security	Par (000)		Value

Banks (continued)
KeyBank NA: (continued)
2.30%, 09/14/22	USD	745	$741,564
KeyCorp:
4.15%, 10/29/25		803	840,189
4.10%, 04/30/28		718	755,536
2.55%, 10/01/29		3,481	3,107,488
Lloyds Banking Group PLC:
4.05%, 08/16/23		901	928,521
3.90%, 03/12/24		2,003	2,026,980
3.75%, 01/11/27		6,060	6,117,741
(3 mo. LIBOR US + 1.205%), 3.57%, 11/07/28(i)		783	776,910
Mitsubishi UFJ Financial Group, Inc.:
3.54%, 07/26/21		1,810	1,825,617
3.00%, 02/22/22		3,776	3,847,496
2.62%, 07/18/22		6,043	6,026,719
2.67%, 07/25/22		540	538,194
3.46%, 03/02/23		28,006	28,728,473
3.76%, 07/26/23		9,728	10,054,531
3.20%, 07/18/29		1,119	1,137,815
Mizuho Financial Group, Inc.:
2.63%, 04/12/21(b)		7,490	7,491,234
2.27%, 09/13/21		5,639	5,574,565
2.95%, 02/28/22		43,598	43,748,838
(3 mo. LIBOR US + 0.980%), 2.84%, 07/16/25(i)		797	785,632
(3 mo. LIBOR US + 1.100%), 2.56%, 09/13/25(i)		18,319	18,090,701
(3 mo. LIBOR US + 0.830%), 2.23%, 05/25/26(i)		8,345	8,176,923
3.66%, 02/28/27		352	353,268
(3 mo. LIBOR US + 1.130%), 3.15%, 07/16/30(i)		1,140	1,087,417
(3 mo. LIBOR US + 1.310%), 2.87%, 09/13/30(i)		2,040	1,827,120
Royal Bank of Scotland Group PLC, (3 mo. LIBOR US + 1.480%), 3.50%, 05/15/23(i)		696	687,320
Santander UK Group Holdings PLC, 2.88%, 08/05/21		12,877	12,718,219
Shinhan Financial Group Co. Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.34%, 02/05/30(i)		1,025	1,047,422
Shizuoka Bank Ltd., (3 mo. LIBOR US - 0.500%), 1.29%, 01/25/23(a)(j)		200	187,207
Standard Chartered PLC, (3 mo. LIBOR US + 1.080%), 3.89%, 03/15/24(b)(i)		2,885	2,927,548
Sumitomo Mitsui Financial Group, Inc.:
2.70%, 07/16/24		11,972	11,962,938
2.35%, 01/15/25		13,113	13,020,477
3.04%, 07/16/29		2,780	2,760,337
SunTrust Bank, 2.80%, 05/17/22		4,443	4,497,503
Svenska Handelsbanken AB, 3.35%, 05/24/21		2,008	2,032,132
U.S. Bancorp:
2.95%, 07/15/22		4,245	4,290,586
2.40%, 07/30/24		7,100	7,096,856
U.S. Bank NA, (3 mo. LIBOR US + 0.290%), 3.10%, 05/21/21(i)		3,410	3,415,578
Washington Mutual Escrow Bonds:
0.00%(c)(f)(h)(k)		3,115	—
0.00%(c)(f)(h)(k)		2,570	—
0.00%(c)(f)(h)(k)		11,911	1
0.00%(c)(f)(h)(k)		13,308	1
Wells Fargo & Co.:
4.60%, 04/01/21		5,686	5,809,439
2.10%, 07/26/21		459	457,469
3.75%, 01/24/24		8,083	8,542,324
3.55%, 09/29/25		5,912	6,213,625

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
Wells Fargo & Co.: (continued)
(3 mo. LIBOR US + 0.825%), 2.41%, 10/30/25(i)	USD	4,567	$4,499,452
3.00%, 04/22/26		10,356	10,536,669
3.00%, 10/23/26		4,873	4,980,899
(3 mo. LIBOR US + 1.170%), 3.20%, 06/17/27(i)		4,394	4,527,732
(3 mo. LIBOR US + 1.310%), 3.58%, 05/22/28(i)		20,199	20,541,047
5.61%, 01/15/44		42	50,280
(3 mo. LIBOR US + 4.240%), 5.01%, 04/04/51(i)		3,768	4,810,990
Wells Fargo Bank NA, (3 mo. LIBOR US + 0.490%), 3.33%, 07/23/21(i)		13,250	13,272,153

			1,087,017,886

Beverages — 0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 02/01/36		25,801	27,019,884
Anheuser-Busch InBev Worldwide, Inc.:
3.50%, 01/12/24		5,740	5,999,346
4.00%, 04/13/28		1,320	1,391,673
4.75%, 01/23/29		22,070	24,361,965
4.90%, 01/23/31		1,619	1,794,318
4.38%, 04/15/38		911	917,067
5.45%, 01/23/39		1,023	1,177,205
4.95%, 01/15/42		500	538,850
Embotelladora Andina SA, 3.95%, 01/21/50(b)		2,139	1,796,760
Keurig Dr Pepper, Inc., 3.55%, 05/25/21		2,577	2,607,228
Molson Coors Brewing Co.:
5.00%, 05/01/42		1,379	1,336,905
4.20%, 07/15/46		1,500	1,340,856
PepsiCo, Inc.:
4.45%, 04/14/46		534	690,096
3.45%, 10/06/46		1,562	1,753,320
4.00%, 05/02/47		1,981	2,374,808

			75,100,281

Biotechnology — 0.5%
AbbVie, Inc.:
3.20%, 05/14/26		3,583	3,561,939
2.95%, 11/21/26(b)		4,542	4,562,833
3.20%, 11/21/29(b)		5,700	5,723,414
4.50%, 05/14/35		18,271	20,724,513
4.45%, 05/14/46		114	120,992
4.88%, 11/14/48		7,090	8,225,289
4.25%, 11/21/49(b)		940	998,601
Amgen, Inc.:
2.20%, 02/21/27		1,219	1,206,750
2.45%, 02/21/30		4,757	4,678,711
4.40%, 05/01/45		12,437	14,599,393
4.66%, 06/15/51		461	579,693
Elanco Animal Health, Inc.:
4.66%, 08/27/21		1,352	1,345,107
5.02%, 08/28/23		3,230	3,267,409
5.65%, 08/28/28		437	460,752
Gilead Sciences, Inc.:
3.50%, 02/01/25		6,155	6,494,519
3.65%, 03/01/26		565	610,973
4.60%, 09/01/35		1,584	1,961,756
4.80%, 04/01/44		4,346	5,575,254
4.50%, 02/01/45		1,042	1,266,584
4.75%, 03/01/46		679	867,097

			86,831,579

Building Products — 0.1%
Johnson Controls International PLC:
4.63%, 07/02/44		1,483	1,447,333

Security	Par (000)		Value

Building Products (continued)
Johnson Controls International PLC: (continued)
5.13%, 09/14/45	USD	7	$8,085
Masonite International Corp.:
5.75%, 09/15/26(b)		120	117,600
5.38%, 02/01/28(b)		1,697	1,667,812
Owens Corning:
3.95%, 08/15/29		1,900	1,793,598
4.30%, 07/15/47		1,312	1,119,843
Standard Industries, Inc.:
6.00%, 10/15/25(b)		657	645,700
5.00%, 02/15/27(b)		1,674	1,523,340
4.75%, 01/15/28(b)		597	549,807

			8,873,118

Capital Markets — 1.7%
Bank of New York Mellon Corp.:
3.65%, 02/04/24		134	141,210
2.80%, 05/04/26		708	725,926
(3 mo. LIBOR US + 1.069%), 3.44%, 02/07/28(i)		6,475	6,556,516
CCTI 2017 Ltd., 3.63%, 08/08/22		1,675	1,713,211
Charles Schwab Corp., 3.20%, 03/02/27		3,391	3,350,465
Cindai Capital Ltd., 0.00%, 02/08/23(j)(l)		2,461	2,337,672
Credit Suisse Group AG:
(3 mo. LIBOR US + 1.200%), 3.00%, 12/14/23(b)(i)		8,280	8,062,779
(3 mo. LIBOR US + 1.410%), 3.87%, 01/12/29(b)(i)		2,588	2,617,284
Credit Suisse Group Funding Guernsey Ltd.:
3.45%, 04/16/21		1,328	1,336,396
3.80%, 09/15/22		15,400	15,604,050
3.80%, 06/09/23		3,341	3,377,411
Deutsche Bank AG:
2.70%, 07/13/20		12,042	11,805,581
2.95%, 08/20/20		925	916,638
4.25%, 02/04/21		2,930	2,813,621
E*TRADE Financial Corp., 3.80%, 08/24/27		785	760,128
Goldman Sachs Group, Inc.:
2.35%, 11/15/21		13,827	13,810,134
5.75%, 01/24/22		2,338	2,477,017
(3 mo. LIBOR US + 0.990%), 2.91%, 07/24/23(i)		193	192,289
3.63%, 02/20/24		454	473,389
3.85%, 07/08/24		98	102,176
3.50%, 01/23/25		6,260	6,399,848
3.50%, 04/01/25		13,390	13,687,597
3.75%, 05/22/25		374	387,146
(3 mo. LIBOR US + 1.201%), 3.27%, 09/29/25(i)		8,757	8,899,572
3.75%, 02/25/26		3,474	3,588,974
(3 mo. LIBOR US + 1.170%), 2.86%, 05/15/26(a)		10,315	9,482,126
3.85%, 01/26/27		9,933	10,241,714
(3 mo. LIBOR US + 1.510%), 3.69%, 06/05/28(i)		22,253	22,848,515
Intercontinental Exchange, Inc.:
4.00%, 10/15/23		230	240,945
3.75%, 12/01/25		9	9,504
3.10%, 09/15/27		1,680	1,704,488
3.75%, 09/21/28		5,873	6,245,096
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17(c)(f)(h)		7,360	1
Moody’s Corp.:
2.75%, 12/15/21		470	466,570
4.88%, 02/15/24		1,978	2,137,892
3.25%, 01/15/28		4,450	4,505,821

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Capital Markets (continued)
Morgan Stanley:
(3 mo. LIBOR US + 0.847%), 3.74%, 04/24/24(i)	USD	1,026	$1,050,756
4.00%, 07/23/25		8,710	9,180,835
3.88%, 01/27/26		1,071	1,143,955
3.13%, 07/27/26		2,858	2,930,784
3.63%, 01/20/27		30,604	32,743,609
(3 mo. LIBOR US + 1.340%), 3.59%, 07/22/28(i)		3,563	3,617,777
(3 mo. LIBOR US + 1.140%), 3.77%, 01/24/29(i)		989	1,041,894
(3 mo. LIBOR US + 1.628%), 4.43%, 01/23/30(i)		9,980	11,079,303
(Secured Overnight Financing Rate + 3.120%), 3.62%, 04/01/31(i)		2,533	2,649,368
Nomura Holdings, Inc., 3.10%, 01/16/30		3,704	3,489,689
Northern Trust Corp.:
3.15%, 05/03/29		3,064	3,169,960
(3 mo. LIBOR US + 1.131%), 3.38%, 05/08/32(i)		4,795	4,643,004
Poseidon Finance 1 Ltd., 0.00%, 02/01/25(j)(l)		2,640	2,489,251
State Street Corp.:
2.65%, 05/19/26		2,996	3,040,805
(Secured Overnight Financing Rate + 2.650%), 3.15%, 03/30/31(b)(i)		224	229,142
UBS Group AG:
3.49%, 05/23/23(b)		3,000	3,032,938
(3 mo. LIBOR US + 0.954%), 2.86%, 08/15/23(b)(i)		18,674	18,517,171
4.13%, 09/24/25(b)		11,625	12,075,190
4.13%, 04/15/26(b)		4,551	4,610,386
4.25%, 03/23/28(b)		1,726	1,808,884

			292,564,403

Chemicals — 0.3%
Air Liquide Finance SA, 2.50%, 09/27/26(b)		1,050	1,026,976
Dow Chemical Co.:
9.00%, 04/01/21		3,960	4,155,730
3.15%, 05/15/24		181	165,423
4.55%, 11/30/25		1,962	2,040,458
3.63%, 05/15/26		6,474	6,334,613
1.88%, 03/15/40	EUR	9,429	8,271,147
DuPont de Nemours, Inc., 4.49%, 11/15/25	USD	17,273	18,601,929
LG Chem Ltd., 0.00%, 04/16/21(j)(l)	EUR	300	320,365
LYB International Finance BV, 4.88%, 03/15/44	USD	4,341	4,683,888
LYB International Finance III LLC, 4.20%, 10/15/49		245	240,254
Methanex Corp., 5.25%, 12/15/29		1,800	1,347,798
Mitsubishi Chemical Holdings Corp.:
0.00%, 03/30/22(j)(l)	JPY	150,000	1,388,893
0.00%, 03/29/24(j)(l)		40,000	350,616
RPM International, Inc., 4.25%, 01/15/48	USD	155	158,598
Sherwin-Williams Co.:
2.95%, 08/15/29		3,807	3,733,251
4.00%, 12/15/42		971	1,015,141
3.30%, 05/15/50		446	417,567

			54,252,647

Commercial Services & Supplies — 0.3%
Beijing Environment Bvi Co. Ltd., 5.30%, 10/18/21		680	680,741
Clean Harbors, Inc., 4.88%, 07/15/27(b)		2,288	2,239,723
Conservation Fund, 3.47%, 12/15/29		1,439	1,607,016
KAR Auction Services, Inc., 5.13%, 06/01/25(b)		2,696	2,574,680
Republic Services, Inc.:
3.55%, 06/01/22		2,050	2,090,613
4.75%, 05/15/23		5,974	6,308,390
2.90%, 07/01/26		2,994	3,031,603

Security	Par (000)		Value

Commercial Services & Supplies (continued)
Republic Services, Inc.: (continued)
3.38%, 11/15/27	USD	410	$416,213
3.95%, 05/15/28		11,362	12,284,118
Waste Management, Inc.:
2.95%, 06/15/24		9,540	9,698,830
3.13%, 03/01/25		1,035	1,071,576
3.90%, 03/01/35		492	541,247
4.00%, 07/15/39		8,400	9,129,419
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		1,398	1,297,064

			52,971,233

Communications Equipment — 0.1%
Cisco Systems, Inc., 2.95%, 02/28/26		309	328,840
Motorola Solutions, Inc.:
4.60%, 02/23/28		237	241,527
4.60%, 05/23/29		10,242	10,330,093
5.50%, 09/01/44		6,050	6,099,087

			16,999,547

Construction & Engineering — 0.0%
China City Construction International Co. Ltd., 5.35%, 07/03/17(f)(h)	CNH	340	2,634
IHS Netherlands Holdco BV, 8.00%, 09/18/27(b)	USD	2,135	1,793,827
Zhengzhou Real Estate Group Co. Ltd., 3.95%, 10/09/22		965	939,842

			2,736,303

Construction Materials — 0.0%
Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 07/15/23		1,708	1,690,920
U.S. Concrete, Inc., 6.38%, 06/01/24		1,627	1,468,368

			3,159,288

Consumer Finance — 0.9%
Alpha Holding SA de CV, 9.00%, 02/10/25(b)		3,084	2,066,280
American Express Co.:
2.50%, 08/01/22		2,604	2,620,882
3.70%, 08/03/23		6,764	7,014,860
3.40%, 02/22/24		6,282	6,551,208
2.50%, 07/30/24		8,596	8,695,318
4.20%, 11/06/25		2,799	3,063,277
3.13%, 05/20/26		9,388	9,726,661
American Express Credit Corp.:
2.38%, 05/26/20		563	562,977
2.60%, 09/14/20		48	47,974
2.25%, 05/05/21		4,191	4,202,031
2.70%, 03/03/22		437	436,009
Capital One Financial Corp.:
3.45%, 04/30/21		161	161,280
4.75%, 07/15/21		546	561,863
3.90%, 01/29/24		11,506	11,527,930
3.20%, 02/05/25		2,158	2,115,914
Discover Bank, 4.65%, 09/13/28		19,500	19,384,169
Discover Financial Services:
4.50%, 01/30/26		4,031	4,111,535
4.10%, 02/09/27		952	932,910
Ford Motor Credit Co. LLC:
3.16%, 08/04/20		250	243,788
3.20%, 01/15/21		2,007	1,939,264
5.75%, 02/01/21		7,810	7,575,700
3.34%, 03/18/21		1,500	1,439,700
3.34%, 03/28/22		2,303	2,142,481
2.98%, 08/03/22		3,495	3,250,350
4.13%, 08/04/25		504	447,048
General Motors Financial Co., Inc.:
5.10%, 01/17/24		2,093	1,922,021
4.00%, 01/15/25		11,830	10,512,081
4.35%, 04/09/25		4,890	4,242,598

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance (continued)
General Motors Financial Co., Inc.: (continued)
4.00%, 10/06/26	USD	300	$254,911
Hyundai Capital Services, Inc., 3.00%, 08/29/22(b)		7,790	7,741,313
Navient Corp.:
5.88%, 03/25/21		1,549	1,512,289
6.63%, 07/26/21		1,857	1,903,425
6.50%, 06/15/22		2,529	2,475,891
7.25%, 09/25/23		1,473	1,428,898
5.88%, 10/25/24		1,377	1,266,840
6.75%, 06/25/25		1,446	1,330,320
6.75%, 06/15/26		1,424	1,310,080
Synchrony Financial:
4.38%, 03/19/24		1,140	1,121,443
4.25%, 08/15/24		570	548,724
3.70%, 08/04/26		4	3,666
Toyota Motor Credit Corp.:
3.20%, 01/11/27		53	54,134
3.38%, 04/01/30		6,204	6,264,615
Unifin Financiera SAB de CV SOFOM ENR, (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 6.308%), 8.88%(b)(i)(k)		789	504,960

			145,219,618

Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.13%, 08/15/26(b)		299	297,505
5.25%, 08/15/27(b)		2,217	2,272,425
Ball Corp.:
5.25%, 07/01/25		597	649,118
4.88%, 03/15/26		448	465,920
International Paper Co.:
5.00%, 09/15/35		332	380,171
6.00%, 11/15/41		2,411	3,099,574
4.80%, 06/15/44		1,386	1,373,498
4.40%, 08/15/47		855	854,977
4.35%, 08/15/48		815	788,110
Owens-Brockway Glass Container, Inc.:
5.00%, 01/15/22(b)		1,379	1,372,105
5.88%, 08/15/23(b)		2,010	1,969,800
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg, 7.00%, 07/15/24(b)		155	157,519

			13,680,722

Diversified Consumer Services — 0.1%
American University, 3.67%, 04/01/49		6,416	6,902,552
Bright Scholar Education Holdings Ltd., 7.45%, 07/31/22		200	189,454
China Education Group Holdings Ltd., 2.00%, 03/28/24(j)	HKD	8,000	997,324
Claremont Mckenna College, 3.38%, 01/01/50	USD	4,913	5,087,178
George Washington University, 4.13%, 09/15/48		2,354	2,341,127
Massachusetts Institute of Technology, 3.96%, 07/01/38		1,385	1,526,321
University of Southern California, 3.03%, 10/01/39		246	236,849
Wesleyan University, 4.78%, 07/01/2116		1,285	1,551,532

			18,832,337

Diversified Financial Services — 1.0%
ANLLIAN Capital Ltd., 0.00%, 02/05/25(j)(l)	EUR	800	771,652
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)	USD	4,445	1,641,316
AXA Equitable Holdings, Inc., 3.90%, 04/20/23		880	872,133

Security		Par (000)	Value

Diversified Financial Services (continued)
Azul Investments LLP, 5.88%, 10/26/24(b)	USD	234	$125,263
Baoxin Auto Finance I Ltd., (3 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 8.909%), 5.63%(i)(k)		300	207,469
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(b)		4,232	3,808,800
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23		2,211	2,204,025
CK Hutchison International 17 II Ltd., 3.25%, 09/29/27		600	617,520
CNH Industrial Capital LLC, 4.38%, 11/06/20		13,090	12,966,756
Coastal Emerald Ltd.:
(5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 7.445%), 4.30%(i)(k)		1,190	1,102,981
3.95%, 08/01/22		695	683,133
Deutsche Telekom International Finance BV, 3.60%, 01/19/27(b)		5,182	5,359,107
Easy Tactic Ltd.:
9.13%, 07/28/22		200	181,748
8.63%, 02/27/24		630	530,775
8.13%, 07/11/24		800	654,500
Energuate Trust, 5.88%, 05/03/27(b)		547	524,710
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		9,466	10,100,985
GlaxoSmithKline Capital PLC, 3.38%, 06/01/29		2,842	3,067,038
GlaxoSmithKline Capital, Inc., 3.88%, 05/15/28		6,201	6,965,310
Grupo Aval Ltd., 4.38%, 02/04/30(b)		4,177	3,352,878
Guojing Capital BVI Ltd., 3.95%, 12/11/22		498	510,450
Holcim U.S. Finance S.a.r.l & Cie SCS, 5.15%, 09/12/23(b)		2,325	2,594,873
Hyundai Capital America:
2.55%, 04/03/20(b)		21,316	21,308,273
3.95%, 02/01/22(b)		3,655	3,634,441
2.38%, 02/10/23(b)		15,891	15,217,381
IBM Credit LLC, 3.45%, 11/30/20		4,243	4,291,218
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		2,174	1,423,970
8.50%, 10/15/24(b)		1,808	1,138,498
Intercorp Peru Ltd., 3.88%, 08/15/29(b)		789	677,431
Muthoot Finance Ltd.:
6.13%, 10/31/22(b)		2,411	2,053,871
4.40%, 09/02/23(b)		406	315,468
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		430	384,850
ORIX Corp., 2.90%, 07/18/22		4,137	4,243,698
Pacific National Finance Pty Ltd., 4.75%, 03/22/28		1,100	1,103,938
Pearl Holding III Ltd., 9.50%, 12/11/22		600	420,000
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		890	413,645
Quicken Loans, Inc.:
5.75%, 05/01/25(b)		3,385	3,368,075
5.25%, 01/15/28(b)		3,322	3,248,252
RELX Capital, Inc.:
3.50%, 03/16/23		6,730	7,007,276
4.00%, 03/18/29		8,959	9,246,562
Santos Finance Ltd., 5.25%, 03/13/29		1,500	1,540,324
Shell International Finance BV:
2.38%, 11/07/29		1,880	1,853,882
3.63%, 08/21/42		1,539	1,575,811
4.55%, 08/12/43		775	898,954
4.38%, 05/11/45		8,678	10,024,164
4.00%, 05/10/46		515	571,864
3.75%, 09/12/46		1,275	1,363,459
Total Capital International SA:
2.75%, 06/19/21		875	882,235
2.88%, 02/17/22		680	683,628
3.70%, 01/15/24		3,644	3,811,807

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Financial Services (continued)
Total Capital International SA: (continued)
3.75%, 04/10/24	USD	3,366	$3,529,535
2.43%, 01/10/25		4,468	4,469,185
Viva Incubator Investment Management Ltd., 2.50%, 02/11/25(j)		600	591,750

			170,136,867

Diversified Telecommunication Services — 1.2%
AT&T Inc.:
3.40%, 06/15/22		116	117,898
0.00%, 11/27/22(b)(l)		20,000	18,546,551
3.60%, 07/15/25		1,448	1,534,153
3.80%, 02/15/27		1,177	1,228,214
4.25%, 03/01/27		2,842	3,018,683
4.10%, 02/15/28		18	18,887
4.30%, 02/15/30		4,177	4,485,602
4.50%, 05/15/35		17,888	19,064,530
3.15%, 09/04/36	EUR	5,000	5,617,552
6.00%, 08/15/40	USD	7,343	8,976,295
5.35%, 09/01/40		1,682	1,940,738
5.55%, 08/15/41		265	301,419
5.15%, 03/15/42		2,188	2,515,330
4.90%, 06/15/42		2,043	2,251,221
4.65%, 06/01/44		2,343	2,456,813
4.80%, 06/15/44		6,319	6,890,566
4.35%, 06/15/45		1,290	1,362,296
4.85%, 07/15/45		4,680	4,978,149
5.15%, 11/15/46		2,587	3,038,495
5.45%, 03/01/47		1,286	1,542,245
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24		1,530	1,463,541
Connect Finco S.a.r.l/Connect U.S. Finco LLC, 6.75%, 10/01/26(b)		5,764	4,762,505
Empresa Nacional de Telecomunicaciones SA, 4.75%, 08/01/26(b)		2,110	1,993,950
Intelsat SA, 4.50%, 06/15/25(j)		3,270	643,575
Level 3 Financing, Inc.:
5.13%, 05/01/23		1,858	1,825,466
5.25%, 03/15/26		2,579	2,577,388
4.63%, 09/15/27(b)		597	593,358
Network i2i Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 4.274%), 5.65%(i)(k)		200	158,750
Oi SA, 10.00% (10.00% Cash or 12.00% PIK), 07/27/25(m)		2,402	1,639,365
Telefonica del Peru SAA, 7.38%, 04/10/27(b)	PEN	4,500	1,402,952
UPC Holding BV, 5.50%, 01/15/28(b)	USD	1,479	1,390,260
Verizon Communications, Inc.:
4.13%, 03/16/27		34,463	38,317,399
3.00%, 03/22/27		490	516,225
4.40%, 11/01/34		2,131	2,487,179
4.27%, 01/15/36		24,543	28,504,976
5.25%, 03/16/37		545	692,216
2.88%, 01/15/38	EUR	4,400	4,929,097
4.00%, 03/22/50	USD	4,870	5,759,435
Ziggo BV:
5.50%, 01/15/27(b)		5,252	5,252,000
4.88%, 01/15/30(b)		1,372	1,336,239

			196,131,513

Electric Utilities — 2.3%
Adani Electricity Mumbai Ltd.:
3.95%, 02/12/30		1,919	1,578,377
3.95%, 02/12/30(b)		2,519	2,071,878
Adani Transmission Ltd.:
4.00%, 08/03/26		662	584,993
4.25%, 05/21/36		1,654	1,546,589
AEP Texas, Inc.:
3.95%, 06/01/28		10,571	11,046,501

Security	Par (000)		Value

Electric Utilities (continued)
AEP Texas, Inc.: (continued)
4.15%, 05/01/49	USD	950	$974,377
3.45%, 01/15/50		1,440	1,253,402
AEP Transmission Co. LLC:
4.25%, 09/15/48		2,195	2,263,046
3.80%, 06/15/49		4,475	4,815,150
3.15%, 09/15/49		3,515	3,529,045
3.65%, 04/01/50		1,807	1,861,150
Alabama Power Co.:
3.55%, 12/01/23		885	913,560
6.00%, 03/01/39		215	277,869
4.15%, 08/15/44		290	272,109
3.75%, 03/01/45		4,887	5,026,746
Series A, 4.30%, 07/15/48		2,138	2,414,053
3.45%, 10/01/49		4,816	4,893,404
Baltimore Gas & Electric Co.:
3.50%, 08/15/46		4,197	4,189,430
3.75%, 08/15/47		2,530	2,699,358
4.25%, 09/15/48		1,490	1,700,902
3.20%, 09/15/49		2,000	1,817,048
Bi Hai Co. Ltd., 6.25%, 03/05/22		400	398,625
CenterPoint Energy Houston Electric LLC:
3.55%, 08/01/42		2,240	2,317,723
3.95%, 03/01/48		549	612,814
Commonwealth Edison Co., 2.95%, 08/15/27		1,200	1,176,930
Dayton Power & Light Co., 3.95%, 06/15/49(b)		4,998	5,039,843
DTE Electric Co., 4.05%, 05/15/48		6,639	7,457,908
Duke Energy Carolinas LLC:
3.05%, 03/15/23		1,085	1,110,979
3.95%, 11/15/28		1,701	1,881,952
2.45%, 08/15/29		5,675	5,560,434
2.45%, 02/01/30		6,078	6,035,515
5.30%, 02/15/40		415	524,544
4.25%, 12/15/41		248	280,956
4.00%, 09/30/42		1,150	1,293,339
3.75%, 06/01/45		465	509,054
3.88%, 03/15/46		1,550	1,740,670
3.70%, 12/01/47		3,085	3,360,142
3.95%, 03/15/48		831	935,393
3.20%, 08/15/49		2,416	2,414,422
Duke Energy Florida LLC:
3.80%, 07/15/28		2,807	3,019,121
2.50%, 12/01/29		16,896	16,580,315
6.40%, 06/15/38		3,550	5,163,507
3.40%, 10/01/46		2,103	2,155,958
4.20%, 07/15/48		851	953,220
Duke Energy Ohio, Inc., 3.65%, 02/01/29		10,872	11,653,471
Duke Energy Progress LLC:
3.00%, 09/15/21		1,710	1,737,469
3.25%, 08/15/25		7,497	7,990,422
3.70%, 09/01/28		10,090	10,784,357
3.45%, 03/15/29		4,103	4,336,883
4.10%, 05/15/42		2,372	2,732,276
4.10%, 03/15/43		2,695	2,978,517
4.38%, 03/30/44		625	717,142
4.20%, 08/15/45		260	295,862
3.70%, 10/15/46		49	52,438
Edison International:
2.40%, 09/15/22		1,019	983,605
3.13%, 11/15/22		10	9,815
3.55%, 11/15/24		3,527	3,502,832
Entergy Arkansas LLC, 4.20%, 04/01/49		1,197	1,357,253
Entergy Louisiana LLC:
5.40%, 11/01/24		1,470	1,664,862
4.20%, 09/01/48		7,609	8,536,137
2.90%, 03/15/51		7	6,133
Eversource Energy, 2.90%, 10/01/24		5,710	5,401,890
Exelon Corp.:
4.95%, 06/15/35		530	562,942

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Electric Utilities (continued)
Exelon Corp.: (continued)
5.10%, 06/15/45	USD	70	$75,443
FirstEnergy Corp.:
2.05%, 03/01/25		1,392	1,302,918
2.65%, 03/01/30		3,997	3,726,017
3.40%, 03/01/50		4,237	3,999,579
FirstEnergy Transmission LLC:
4.35%, 01/15/25(b)		13,860	14,421,316
5.45%, 07/15/44(b)		1,121	1,262,433
4.55%, 04/01/49(b)		4,870	4,861,040
Florida Power & Light Co.:
(3 mo. LIBOR US + 0.400%), 2.14%, 05/06/22(a)		26,545	25,033,307
3.25%, 06/01/24		60	60,948
2.85%, 04/01/25		1,814	1,891,276
3.95%, 03/01/48		6,190	7,377,208
3.15%, 10/01/49		8,150	8,441,666
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(b)		4,333	1,819,860
Huachen Energy Co. Ltd., 6.63%, 05/18/20(f)(h)		200	78,375
ITC Holdings Corp., 2.70%, 11/15/22		3,406	3,377,214
LLPL Capital Pte Ltd., 6.88%, 02/04/39		625	610,786
MidAmerican Energy Co.:
3.10%, 05/01/27		390	400,797
3.65%, 04/15/29		7,790	8,357,430
3.65%, 08/01/48		1,020	1,093,218
4.25%, 07/15/49		2,149	2,496,894
3.15%, 04/15/50		3,370	3,425,453
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(b)		992	1,042,895
Mong Duong Finance Holdings BV, 5.13%, 05/07/29		796	662,531
Northern States Power Co.:
3.40%, 08/15/42		3,707	3,431,029
4.00%, 08/15/45		1,610	1,647,506
3.60%, 09/15/47		1,658	1,767,535
2.90%, 03/01/50		2,475	2,354,389
NSTAR Electric Co.:
3.20%, 05/15/27		2,007	2,023,823
3.25%, 05/15/29		825	850,296
Ohio Power Co.:
Series G, 6.60%, 02/15/33		3,415	4,734,858
4.00%, 06/01/49		2,719	2,802,102
Oncor Electric Delivery Co. LLC:
3.70%, 11/15/28		5,350	5,724,254
5.75%, 03/15/29		480	585,315
4.55%, 12/01/41		1,420	1,627,793
3.80%, 09/30/47		2,314	2,315,620
3.80%, 06/01/49		947	996,666
3.10%, 09/15/49		3,583	3,475,150
Public Service Electric & Gas Co.:
2.38%, 05/15/23		990	992,473
3.65%, 09/01/28		6,843	7,225,112
3.20%, 05/15/29		1,531	1,621,408
Southern California Edison Co., 2.25%, 06/01/30		2,724	2,459,392
Southern Co., 2.75%, 06/15/20		5,840	5,845,055
Southern Co. Gas Capital Corp., 3.95%, 10/01/46		45	40,209
Tampa Electric Co.:
4.35%, 05/15/44		1,190	1,290,551
4.30%, 06/15/48		1,207	1,290,199
4.45%, 06/15/49		2,671	2,887,813
Tohoku Electric Power Co., Inc., 0.00%, 12/03/20(j)(l)	JPY	110,000	1,013,803
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(b)	USD	15,104	15,837,495

Security	Par (000)		Value

Electric Utilities (continued)
Vistra Operations Co. LLC:
3.55%, 07/15/24(b)	USD	9,226	$8,670,937
5.50%, 09/01/26(b)		4,297	4,425,910
5.63%, 02/15/27(b)		4,376	4,512,750
5.00%, 07/31/27(b)		3,804	3,861,060
4.30%, 07/15/29(b)		9,553	8,469,789

			392,155,553

Electrical Equipment — 0.0%
Otis Worldwide Corp., 2.06%, 04/05/25(b)		4,662	4,556,345
Suzlon Energy Ltd., 5.75%, 07/16/19(e)(f)(h)(j)		500	75,000

			4,631,345

Electronic Equipment, Instruments & Components — 0.0%
Corning, Inc.:
3.70%, 11/15/23		775	818,819
4.38%, 11/15/57		4,068	4,199,508
Hon Hai Precision Industry Co. Ltd., 0.00%, 11/06/22(j)(l)		600	594,539

			5,612,866

Energy Equipment & Services — 0.1%
Anton Oilfield Services Group/Hong Kong, 9.75%, 12/05/20		410	369,128
Hilong Holding Ltd., 8.25%, 09/26/22		250	162,500
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21(b)		612	564,173
Transocean Guardian Ltd., 5.88%, 01/15/24(b)		993	794,252
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(b)		8,137	7,018,071
Transocean Proteus Ltd., 6.25%, 12/01/24(b)		817	653,520

			9,561,644

Equity Real Estate Investment Trusts (REITs) — 0.9%
American Tower Corp.:
3.00%, 06/15/23		3	3,004
2.95%, 01/15/25		660	664,968
2.75%, 01/15/27		1,252	1,207,940
3.13%, 01/15/27		481	469,505
3.55%, 07/15/27		156	155,345
3.95%, 03/15/29		3,195	3,321,014
3.80%, 08/15/29		8,966	9,076,282
Boston Properties LP:
3.85%, 02/01/23		5,576	5,599,364
3.13%, 09/01/23		2,102	2,100,028
Crown Castle International Corp.:
2.25%, 09/01/21		80	78,892
4.88%, 04/15/22		144	148,022
3.15%, 07/15/23		2,323	2,331,660
3.20%, 09/01/24		17,943	17,887,046
4.45%, 02/15/26		1,243	1,317,348
3.70%, 06/15/26		5,925	6,054,243
3.80%, 02/15/28		474	484,552
4.30%, 02/15/29		139	143,993
3.10%, 11/15/29		13,566	12,995,451
5.20%, 02/15/49		581	643,755
4.15%, 07/01/50		1,362	1,347,018
Equinix, Inc., 2.63%, 11/18/24		4,960	4,730,650
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		7,734	7,424,640
4.50%, 09/01/26		1,730	1,435,900
5.75%, 02/01/27		2,736	2,380,320
MPT Operating Partnership LP/MPT Finance Corp.:
5.25%, 08/01/26		299	293,338
5.00%, 10/15/27		4,705	4,563,850
4.63%, 08/01/29		537	499,410
National Retail Properties, Inc., 2.50%, 04/15/30		4,195	3,732,197

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Prologis Euro Finance LLC, 1.50%, 09/10/49	EUR	3,600	$2,881,608
Realty Income Corp.:
4.65%, 08/01/23	USD	165	172,512
3.88%, 04/15/25		174	177,931
4.13%, 10/15/26		2,631	2,592,091
3.00%, 01/15/27		865	819,356
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(b)		2,358	1,768,500
Service Properties Trust, 4.35%, 10/01/24		1,505	1,104,739
VICI Properties LP/VICI Note Co., Inc.:
3.50%, 02/15/25(b)		26,650	24,851,125
4.25%, 12/01/26(b)		13,700	12,569,750
3.75%, 02/15/27(b)		4,326	4,077,255
4.63%, 12/01/29(b)		597	544,691
4.13%, 08/15/30(b)		5,173	4,843,221

			147,492,514

Food & Staples Retailing — 0.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC:
3.50%, 02/15/23(b)		3,289	3,238,021
6.63%, 06/15/24		3,405	3,456,075
5.75%, 03/15/25		7,645	7,724,508
7.50%, 03/15/26(b)		3,937	4,243,299
4.63%, 01/15/27(b)		806	801,970
5.88%, 02/15/28(b)		3,317	3,376,043
4.88%, 02/15/30(b)		597	595,508
Alimentation Couche-Tard, Inc., 3.55%, 07/26/27(b)		12,317	12,047,573
CVS Health Corp.:
2.63%, 08/15/24		1,713	1,737,274
4.10%, 03/25/25		11,756	12,435,877
3.88%, 07/20/25		1,869	1,963,393
3.75%, 04/01/30		19,940	20,531,324
4.88%, 07/20/35		720	821,618
4.78%, 03/25/38		2,355	2,604,019
5.30%, 12/05/43		1,240	1,461,670
5.13%, 07/20/45		8,395	9,659,381
Performance Food Group, Inc., 5.50%, 10/15/27(b)		3,012	2,793,630
Walmart, Inc.:
2.85%, 07/08/24		4,287	4,506,859
3.55%, 06/26/25		1,556	1,698,259
3.70%, 06/26/28		4,071	4,568,642

			100,264,943

Food Products — 0.3%
BRF GmbH, 4.35%, 09/29/26(b)		2,256	1,915,133
Campbell Soup Co., 8.88%, 05/01/21		2,350	2,460,226
Darling Ingredients, Inc., 5.25%, 04/15/27(b)		1,690	1,638,793
General Mills, Inc., 2.88%, 04/15/30		357	356,286
JBS Investments II GmbH:
7.00%, 01/15/26(b)		3,405	3,393,355
5.75%, 01/15/28(b)		2,508	2,434,014
JBS USA LUX SA/JBS USA Finance, Inc.:
5.75%, 06/15/25(b)		2,836	2,864,360
6.75%, 02/15/28(b)		4,011	4,273,640
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.:
6.50%, 04/15/29(b)		4,974	5,335,610
5.50%, 01/15/30(b)		746	770,245
Knight Castle Investments Ltd., 7.99%, 01/23/21		700	364,875
Lamb Weston Holdings, Inc.:
4.63%, 11/01/24(b)		2,776	2,734,360
4.88%, 11/01/26(b)		2,790	2,838,490
MHP Lux SA, 6.25%, 09/19/29(b)		345	282,900
Pilgrim’s Pride Corp., 5.88%, 09/30/27(b)		5,344	5,324,762
Post Holdings, Inc.:
5.75%, 03/01/27(b)		3,722	3,813,971

Security		Par (000)	Value

Food Products (continued)
Post Holdings, Inc.: (continued)
5.63%, 01/15/28(b)	USD	2,728	$2,768,920
5.50%, 12/15/29(b)		2,156	2,236,419
Simmons Foods, Inc., 5.75%, 11/01/24(b)		1,440	1,307,232

			47,113,591

Gas Utilities — 0.0%
Atmos Energy Corp., 3.38%, 09/15/49		2,607	2,517,874
Piedmont Natural Gas Co., Inc., 3.64%, 11/01/46		427	421,910

			2,939,784

Health Care Equipment & Supplies — 0.3%
Abbott Laboratories:
3.40%, 11/30/23		1,079	1,132,326
3.75%, 11/30/26		14,675	16,377,335
Baxter International, Inc., 1.70%, 08/15/21		500	498,450
Becton Dickinson and Co., 3.30%, 03/01/23		4,494	4,530,068
Boston Scientific Corp.:
3.45%, 03/01/24		12,317	12,635,464
4.55%, 03/01/39		154	169,123
Covidien International Finance SA, 2.95%, 06/15/23		3,090	3,223,384
Edwards Lifesciences Corp., 4.30%, 06/15/28		1,330	1,448,865
Medtronic Global Holdings SCA, 1.75%, 07/02/49	EUR	3,500	3,308,158
Teleflex, Inc., 4.63%, 11/15/27	USD	1,667	1,665,166

			44,988,339

Health Care Providers & Services — 1.7%
Aetna, Inc.:
4.50%, 05/15/42		2,558	2,661,279
4.13%, 11/15/42		10	9,915
4.75%, 03/15/44		1,023	1,104,557
AMN Healthcare, Inc., 5.13%, 10/01/24(b)		4,520	4,350,500
Anthem, Inc.:
2.38%, 01/15/25		2,647	2,620,964
4.10%, 03/01/28		2,442	2,613,434
2.88%, 09/15/29		851	829,090
Catholic Health Initiatives, 4.35%, 11/01/42		1,075	1,052,364
Centene Corp.:
5.25%, 04/01/25(b)		2,566	2,578,830
5.38%, 06/01/26(b)		12,003	12,364,410
5.38%, 08/15/26(b)		2,500	2,550,000
4.25%, 12/15/27(b)		8,294	8,128,120
4.63%, 12/15/29(b)		2,090	2,100,450
CHRISTUS Health, 4.34%, 07/01/28		15,081	17,168,790
Cigna Corp.:
3.20%, 09/17/20		5,035	5,042,383
3.25%, 04/15/25(b)		5,472	5,580,795
3.40%, 03/01/27(b)		822	831,909
3.05%, 10/15/27(b)		1,656	1,643,125
4.38%, 10/15/28		15,278	16,396,268
2.40%, 03/15/30		1,523	1,442,486
CommonSpirit Health:
3.35%, 10/01/29		2,474	2,324,666
3.82%, 10/01/49		6,640	6,843,147
4.19%, 10/01/49		2,568	2,412,181
Cottage Health Obligated Group, 3.30%, 11/01/49		10,759	10,953,374
DaVita, Inc., 5.00%, 05/01/25		4,898	4,891,584
DH Europe Finance II S.a.r.l:
1.35%, 09/18/39	EUR	2,045	1,853,153
1.80%, 09/18/49		3,600	3,165,872
Encompass Health Corp.:
4.50%, 02/01/28	USD	1,372	1,344,560
4.75%, 02/01/30		1,382	1,354,360
HCA, Inc.:
4.75%, 05/01/23		8,508	8,716,429
5.00%, 03/15/24		1,744	1,805,718

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	63

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
HCA, Inc.: (continued)
5.38%, 02/01/25	USD	1,552	$1,586,920
5.25%, 04/15/25		21,253	22,289,540
5.88%, 02/15/26		896	943,040
5.25%, 06/15/26		1,140	1,195,596
5.38%, 09/01/26		597	614,910
4.50%, 02/15/27		774	796,337
5.63%, 09/01/28		896	937,843
5.88%, 02/01/29		597	631,328
4.13%, 06/15/29		7,050	7,062,145
Humana, Inc., 4.88%, 04/01/30		4,050	4,342,293
Molina Healthcare, Inc., 5.38%, 11/15/22		2,368	2,308,800
Ochsner Clinic Foundation, 5.90%, 05/15/45		783	1,058,420
PeaceHealth Obligated Group, 4.79%, 11/15/48		462	580,936
RWJ Barnabas Health, Inc., 3.48%, 07/01/49		1,409	1,423,615
Select Medical Corp., 6.25%, 08/15/26(b)		1,590	1,590,000
Sutter Health, 3.70%, 08/15/28		3,083	3,235,046
Tenet Healthcare Corp.:
4.63%, 07/15/24		4,979	4,754,945
4.63%, 09/01/24(b)		9,353	8,958,303
5.13%, 05/01/25		8,459	8,078,345
4.88%, 01/01/26(b)		15,230	14,506,575
6.25%, 02/01/27(b)		9,396	9,161,100
5.13%, 11/01/27(b)		896	853,440
UnitedHealth Group, Inc.:
3.50%, 02/15/24		338	357,806
2.38%, 08/15/24		904	924,742
3.75%, 07/15/25		20,446	22,095,155
3.70%, 12/15/25		4,035	4,345,820
3.10%, 03/15/26		2,398	2,531,371
2.95%, 10/15/27		11,106	11,601,980
3.85%, 06/15/28		4,040	4,501,547
2.88%, 08/15/29		227	237,647
5.80%, 03/15/36		35	45,584
6.50%, 06/15/37		231	319,108
4.63%, 11/15/41		2,362	2,919,335
4.75%, 07/15/45		1,921	2,446,159
4.20%, 01/15/47		1,634	1,920,484
4.25%, 04/15/47		50	58,860
3.75%, 10/15/47		2,266	2,503,387
4.45%, 12/15/48		10	12,114
3.70%, 08/15/49		388	429,850

			290,895,139

Hotels, Restaurants & Leisure — 0.7%
1011778 BC ULC/New Red Finance, Inc.:
5.00%, 10/15/25(b)		8,681	8,290,268
3.88%, 01/15/28(b)		448	425,600
Aramark Services, Inc.:
4.75%, 06/01/26		1,657	1,561,391
5.00%, 02/01/28(b)		3,857	3,589,401
Boyd Gaming Corp.:
6.38%, 04/01/26		1,848	1,598,520
6.00%, 08/15/26		1,726	1,484,360
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25(b)		4,652	3,359,674
Cedar Fair LP, 5.25%, 07/15/29(b)		3,581	3,025,945
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.38%, 04/15/27		3,117	2,680,620
Churchill Downs, Inc.:
5.50%, 04/01/27(b)		3,722	3,508,618
4.75%, 01/15/28(b)		1,701	1,479,870
Eldorado Resorts, Inc., 6.00%, 09/15/26		1,525	1,376,313
Golden Nugget, Inc., 6.75%, 10/15/24(b)		3,550	2,236,110
Hilton Domestic Operating Co., Inc.:
5.13%, 05/01/26		4,106	3,859,640
4.88%, 01/15/30		597	507,450

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.63%, 04/01/25	USD	2,955	$2,748,150
4.88%, 04/01/27		2,561	2,432,950
HIS Co. Ltd., 0.00%, 11/15/24(j)(l)	JPY	40,000	348,756
International Game Technology PLC:
6.25%, 02/15/22(b)	USD	8,426	7,747,791
6.50%, 02/15/25(b)		3,936	3,482,927
6.25%, 01/15/27(b)		448	389,760
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		3,289	2,861,430
McDonald’s Corp.:
3.70%, 02/15/42		484	501,085
3.63%, 05/01/43		2,482	2,393,790
4.88%, 12/09/45		3,602	4,206,470
4.45%, 09/01/48		2,753	3,050,845
3.63%, 09/01/49		8,183	8,256,203
Melco Resorts Finance Ltd., 5.38%, 12/04/29(b)		537	451,751
MGM China Holdings Ltd.:
5.38%, 05/15/24(b)		2,481	2,260,811
5.88%, 05/15/26(b)		2,506	2,085,462
MGM Resorts International:
5.75%, 06/15/25		392	350,840
4.63%, 09/01/26		229	194,719
5.50%, 04/15/27		390	354,900
NCL Corp. Ltd., 3.63%, 12/15/24(b)		856	545,957
REXLot Holdings Ltd., 4.50%, 04/17/19(f)(h)(j)	HKD	1,161	16,845
Scientific Games International, Inc., 5.00%, 10/15/25(b)	USD	3,693	3,212,910
Station Casinos LLC, 5.00%, 10/01/25(b)		1,495	1,245,051
Studio City Finance Ltd., 7.25%, 02/11/24		200	174,350
Viking Cruises Ltd., 5.88%, 09/15/27(b)		2,359	1,380,274
Vinpearl JSC, 3.50%, 06/14/23(j)		800	785,880
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		1,681	1,462,470
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.50%, 03/01/25(b)		6,222	5,786,460
5.25%, 05/15/27(b)		3,101	2,806,405
Wynn Macau Ltd.:
4.88%, 10/01/24(b)		3,585	3,154,800
5.50%, 10/01/27		200	173,000
5.50%, 10/01/27(b)		2,511	2,172,015
5.13%, 12/15/29(b)		597	437,822
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)		5,182	4,715,620

			111,172,279

Household Durables — 0.4%
Ashton Woods USA LLC/Ashton Woods Finance Co.:
6.75%, 08/01/25(b)		1,069	855,200
9.88%, 04/01/27(b)		3,448	3,448,000
6.63%, 01/15/28(b)		6,260	4,945,400
Beazer Homes USA, Inc., 7.25%, 10/15/29		4,961	3,770,360
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.25%, 09/15/27(b)		6,893	5,978,988
Century Communities, Inc., 6.75%, 06/01/27		7,145	6,054,673
Harvest International Co., 0.00%, 11/21/22(j)(l)	HKD	8,000	1,021,077
Iida Group Holdings Co. Ltd., 0.00%, 06/18/20(j)(l)	JPY	100,000	924,058
KB Home, 7.63%, 05/15/23	USD	1,769	1,777,845
Lennar Corp.:
2.95%, 11/29/20		20	19,500
8.38%, 01/15/21		755	766,325
4.75%, 04/01/21		1,788	1,770,120
4.13%, 01/15/22		1,350	1,339,875
4.50%, 04/30/24		1,533	1,502,340

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables (continued)
Lennar Corp.: (continued)
5.88%, 11/15/24	USD	4,092	$4,139,058
4.75%, 05/30/25		299	285,545
5.25%, 06/01/26		60	61,050
4.75%, 11/29/27		537	535,658
LGI Homes, Inc., 6.88%, 07/15/26(b)		1,069	930,030
M/I Homes, Inc., 4.95%, 02/01/28(b)		5,263	4,466,971
Mattamy Group Corp.:
5.25%, 12/15/27(b)		3,110	2,892,300
4.63%, 03/01/30(b)		3,535	3,040,100
Newell Brands, Inc., 4.35%, 04/01/23		2,877	2,920,008
PulteGroup, Inc.:
4.25%, 03/01/21		152	148,200
5.50%, 03/01/26		418	411,088
5.00%, 01/15/27		562	560,764
6.00%, 02/15/35		53	53,398
Shea Homes LP/Shea Homes Funding Corp., 5.88%, 04/01/23(b)		58	58,852
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		299	277,702
Tempur Sealy International, Inc., 5.50%, 06/15/26		3,695	3,233,679
Toll Brothers Finance Corp.:
4.38%, 04/15/23		5,264	5,000,800
3.80%, 11/01/29		5,508	4,819,500
TRI Pointe Group, Inc., 5.25%, 06/01/27		2,378	2,115,707
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 02/01/23		2,274	2,137,560
William Lyon Homes, Inc., 6.00%, 09/01/23		3,857	3,702,720

			75,964,451

Household Products — 0.0%
Clorox Co., 3.10%, 10/01/27		900	937,535
Spectrum Brands, Inc., 5.75%, 07/15/25		2,442	2,283,270

			3,220,805

Independent Power and Renewable Electricity Producers — 0.3%
Adani Renewable Energy RJ Ltd./Kodangal Solar Parks Pvt Ltd./Wardha Solar Maharash, 4.63%, 10/15/39		459	426,103
Calpine Corp.:
5.50%, 02/01/24		1,399	1,329,050
5.25%, 06/01/26(b)		8,264	7,850,800
4.50%, 02/15/28(b)		15,793	15,307,365
China Singyes Solar Technologies Holdings Ltd., 6.00% (6.00% Cash or 6.00% PIK), 12/19/22(m)		333	266,664
Colbun SA, 3.15%, 03/06/30(b)		675	627,750
Inkia Energy Ltd., 5.88%, 11/09/27(b)		1,009	900,533
NRG Energy, Inc.:
7.25%, 05/15/26		8,865	9,286,088
6.63%, 01/15/27		5,276	5,487,040
5.75%, 01/15/28		2,783	2,838,660
5.25%, 06/15/29(b)		3,165	3,259,950
2.75%, 06/01/48(j)		2,906	2,767,965
Orazul Energy Egenor S en C por A, 5.63%, 04/28/27(b)		607	539,851
ReNew Power Synthetic, 6.67%, 03/12/24		800	636,250
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33(b)		184	167,285
Stoneway Capital Corp.:
10.00%, 03/01/27(h)		1,776	253,653
10.00%, 03/01/27(b)(h)		4,123	588,764
Talen Energy Supply LLC:
6.50%, 06/01/25		1,999	1,293,953
10.50%, 01/15/26(b)		1,956	1,408,320
7.25%, 05/15/27(b)		3,184	2,877,381
Vistra Energy Corp., 5.88%, 06/01/23		350	349,125

			58,462,550

Security		Par (000)	Value

Industrial Conglomerates — 0.1%
3M Co., 3.38%, 03/01/29	USD	880	$940,597
General Electric Co.:
5.88%, 01/14/38		6,469	7,453,318
6.88%, 01/10/39		2,321	2,871,285
Grupo KUO SAB de CV, 5.75%, 07/07/27(b)		2,432	1,758,640
Honeywell International, Inc., 2.70%, 08/15/29		1,451	1,455,511
Tyco Electronics Group SA:
3.45%, 08/01/24		865	882,945
3.13%, 08/15/27		1,669	1,722,865

			17,085,161

Insurance — 0.3%
Ambac Assurance Corp., 5.10%, 06/07/20(b)		462	637,840
Ambac LSNI LLC, (3 mo. LIBOR US + 5.000%), 6.45%, 02/12/23(a)(b)		2,567	2,438,867
Aon Corp.:
4.50%, 12/15/28		8,643	9,569,048
3.75%, 05/02/29		11,889	12,528,711
Aon PLC, 4.75%, 05/15/45		1,475	1,643,895
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22		1,311	1,324,110
Marsh & McLennan Cos., Inc.:
4.05%, 10/15/23		2,451	2,549,419
3.88%, 03/15/24		4,043	4,181,955
3.50%, 06/03/24		8,930	9,121,861
3.50%, 03/10/25		3,288	3,407,084
MetLife, Inc., 4.72%, 12/15/44		1,873	2,092,681
Principal Financial Group, Inc., 3.70%, 05/15/29		2,435	2,512,520
QBE Insurance Group Ltd., (USD Swap Rate 11:00 am NY 10Y + 4.395%), 5.88%, 06/17/46(i)		450	429,752
T&D Holdings, Inc., 0.00%, 06/05/20(j)(l)	JPY	80,000	739,422
Travelers Cos., Inc., 6.25%, 06/15/37	USD	65	91,639
Travelers Property Casualty Corp., 6.38%, 03/15/33		127	172,096
Trinity Acquisition PLC, 4.40%, 03/15/26		1,765	1,838,700
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		229	155,949
Willis North America, Inc.:
3.60%, 05/15/24		2,050	2,115,499
3.88%, 09/15/49		777	800,378

			58,351,426

Interactive Media & Services — 0.0%
Baidu, Inc., 4.38%, 05/14/24		3,320	3,510,502
YY, Inc., 0.75%, 06/15/25(b)(j)		166	149,964

			3,660,466

Internet & Direct Marketing Retail — 0.2%
Alibaba Group Holding Ltd., 3.60%, 11/28/24		5,095	5,346,438
Amazon.com, Inc.:
4.80%, 12/05/34		200	260,370
3.88%, 08/22/37		6,410	7,657,206
Baozun, Inc., 1.63%, 05/01/24(b)(j)		258	209,049
Expedia Group, Inc.:
3.80%, 02/15/28		2,973	2,569,836
3.25%, 02/15/30		11,435	9,572,182
Netflix, Inc.:
5.88%, 02/15/25		478	504,768
4.38%, 11/15/26		597	605,955
4.88%, 04/15/28		955	983,650
5.88%, 11/15/28		1,134	1,211,679
6.38%, 05/15/29		478	520,877
5.38%, 11/15/29(b)		537	557,218
4.88%, 06/15/30(b)		597	606,045

			30,605,273

IT Services — 0.7%
21Vianet Group, Inc., 7.88%, 10/15/21		685	575,427

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	65

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

IT Services (continued)
Fidelity National Information Services, Inc.:
3.00%, 08/15/26	USD	5,100	$5,141,507
2.95%, 05/21/39	EUR	4,400	4,872,426
Fiserv, Inc.:
4.75%, 06/15/21	USD	960	968,537
3.85%, 06/01/25		1,092	1,151,481
3.20%, 07/01/26		21,724	22,438,019
3.50%, 07/01/29		12,176	12,665,366
International Business Machines Corp.:
3.00%, 05/15/24		4,860	5,120,140
3.30%, 05/15/26		21,470	22,944,808
1.20%, 02/11/40	EUR	4,500	4,190,881
Mastercard, Inc.:
3.30%, 03/26/27	USD	5,080	5,534,771
2.95%, 06/01/29		5,750	6,120,068
3.35%, 03/26/30		6,098	6,753,101
3.85%, 03/26/50		335	410,525
PayPal Holdings, Inc., 2.65%, 10/01/26		3,510	3,436,131
Sabre GLBL, Inc., 5.25%, 11/15/23(b)		300	273,000
Total System Services, Inc.:
3.80%, 04/01/21		1,910	1,921,963
3.75%, 06/01/23		2,350	2,427,021
4.00%, 06/01/23		236	244,425
4.80%, 04/01/26		4,157	4,136,333
Transcosmos, Inc., 0.00%, 12/22/20(j)(l)	JPY	40,000	368,937
Visa, Inc.:
3.15%, 12/14/25	USD	7,348	8,003,128
2.75%, 09/15/27		3,727	3,831,359
2.70%, 04/15/40		3,155	3,131,779

			126,661,133

Leisure Products — 0.0%
Hasbro, Inc.:
2.60%, 11/19/22		3,298	3,254,444
3.90%, 11/19/29		1,450	1,293,891

			4,548,335

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.:
3.88%, 07/15/23		658	678,802
3.05%, 09/22/26		9,644	10,141,181
2.75%, 09/15/29		2,205	2,132,828
Avantor, Inc., 6.00%, 10/01/24(b)		1,212	1,269,812
Charles River Laboratories International, Inc.:
5.50%, 04/01/26(b)		1,408	1,450,240
4.25%, 05/01/28(b)		758	730,636
IQVIA, Inc.:
5.00%, 10/15/26(b)		3,518	3,588,360
5.00%, 05/15/27(b)		3,707	3,790,408
Thermo Fisher Scientific, Inc.:
4.50%, 03/25/30		917	1,030,834
1.88%, 10/01/49	EUR	7,400	6,397,527

			31,210,628

Machinery — 0.1%
China Conch Venture Holdings International Ltd., 0.00%, 09/05/23(j)(l)	HKD	6,000	827,380
CNH Industrial NV, 3.85%, 11/15/27	USD	790	760,752
Colfax Corp., 6.00%, 02/15/24(b)		2,044	1,972,460
Parker-Hannifin Corp., 3.25%, 06/14/29		3,985	4,016,877
Terex Corp., 5.63%, 02/01/25(b)		4,180	3,929,618

			11,507,087

Media — 2.0%
Altice France SA/France:
7.38%, 05/01/26(b)		15,115	15,003,905
8.13%, 02/01/27(b)		5,275	5,499,188
5.50%, 01/15/28(b)		3,005	2,813,582
AMC Networks, Inc.:
5.00%, 04/01/24		3,289	3,157,440
4.75%, 08/01/25		3,348	3,255,930

Security	Par (000)		Value

Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.75%, 02/15/26(b)	USD	5,720	$5,792,358
5.50%, 05/01/26(b)		3,389	3,439,835
5.13%, 05/01/27(b)		8,329	8,350,655
5.88%, 05/01/27(b)		1,819	1,873,570
5.00%, 02/01/28(b)		7,933	7,952,833
5.38%, 06/01/29(b)		3,505	3,601,738
4.75%, 03/01/30(b)		4,054	4,033,730
Charter Communications Operating LLC/Charter Communications Operating Capital: (3 mo. LIBOR US + 1.650%), 3.41%, 02/01/24(a)		208	202,031
4.50%, 02/01/24		6,149	6,335,720
4.91%, 07/23/25		6,901	7,326,056
4.20%, 03/15/28		209	213,730
6.38%, 10/23/35		9,751	11,573,784
6.48%, 10/23/45		18,019	21,736,683
5.38%, 05/01/47		1,865	2,012,905
5.75%, 04/01/48		4,883	5,536,750
5.13%, 07/01/49		6,519	6,829,232
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(b)		3,843	3,636,439
Comcast Corp.:
3.70%, 04/15/24		1,497	1,606,507
3.15%, 03/01/26		9,094	9,530,026
2.35%, 01/15/27		740	734,818
3.15%, 02/15/28		1,993	2,083,322
4.15%, 10/15/28		4,200	4,715,816
3.40%, 04/01/30		13,390	14,513,414
4.25%, 10/15/30		2,805	3,264,684
4.25%, 01/15/33		1,309	1,529,301
4.40%, 08/15/35		1,772	2,125,733
3.20%, 07/15/36		7,646	7,987,301
6.95%, 08/15/37		61	94,856
3.25%, 11/01/39		211	217,812
1.25%, 02/20/40	EUR	4,600	4,317,309
3.75%, 04/01/40	USD	1,217	1,373,868
4.75%, 03/01/44		8	10,160
3.40%, 07/15/46		6,345	6,855,756
3.97%, 11/01/47		1,300	1,478,493
4.70%, 10/15/48		8,412	10,897,748
4.00%, 11/01/49		945	1,114,651
Cox Communications, Inc.:
3.15%, 08/15/24(b)		19,141	19,537,395
3.35%, 09/15/26(b)		574	579,302
3.50%, 08/15/27(b)		284	277,241
CSC Holdings LLC:
10.88%, 10/15/25(b)		577	623,881
7.50%, 04/01/28(b)		3,177	3,384,839
5.75%, 01/15/30(b)		6,441	6,495,491
Diamond Sports Group LLC/Diamond Sports Finance Co.:
5.38%, 08/15/26(b)		1,821	1,479,599
6.63%, 08/15/27(b)		5,099	3,409,956
Discovery Communications LLC:
5.00%, 09/20/37		8,085	7,852,865
4.95%, 05/15/42		275	261,851
4.88%, 04/01/43		833	778,879
5.20%, 09/20/47		5,119	5,157,768
Fox Corp., 3.05%, 04/07/25		309	308,518
Gray Television, Inc.:
5.88%, 07/15/26(b)		1,994	1,919,823
7.00%, 05/15/27(b)		2,255	2,243,725
iHeartCommunications, Inc.:
6.38%, 05/01/26		3,559	3,367,504
5.25%, 08/15/27(b)		3,210	2,808,750
4.75%, 01/15/28(b)		299	269,100
Lamar Media Corp.:
5.75%, 02/01/26		2,213	2,246,195

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
Lamar Media Corp.: (continued) 3.75%, 02/15/28(b)	USD	358	$335,582
Meredith Corp., 6.88%, 02/01/26		3,573	3,134,593
NBCUniversal Media LLC:
6.40%, 04/30/40		89	133,356
5.95%, 04/01/41		4,160	5,708,151
Nexstar Broadcasting, Inc., 5.63%, 07/15/27(b)		3,217	3,144,618
Nielsen Co. Luxembourg S.a.r.l, 5.00%, 02/01/25(b)		1,349	1,251,198
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.00%, 08/15/27(b)		4,648	4,276,160
4.63%, 03/15/30(b)		299	266,110
Sirius XM Radio, Inc.:
4.63%, 07/15/24(b)		8,075	8,195,560
5.38%, 04/15/25(b)		2,706	2,733,033
5.38%, 07/15/26(b)		2,752	2,806,765
5.00%, 08/01/27(b)		6,435	6,530,882
5.50%, 07/01/29(b)		4,240	4,324,800
TEGNA, Inc.:
4.63%, 03/15/28(b)		4,459	3,918,346
5.00%, 09/15/29(b)		657	593,140
Time Warner Cable LLC:
4.00%, 09/01/21		911	912,802
6.55%, 05/01/37		990	1,110,634
5.50%, 09/01/41		1,583	1,653,568
4.50%, 09/15/42		314	294,835
Viacom, Inc., 6.88%, 04/30/36		3,442	3,877,062
ViacomCBS, Inc.:
4.38%, 03/15/43		3,795	3,363,197
5.85%, 09/01/43		1,012	1,036,882
Walt Disney Co.:
3.70%, 10/15/25		493	536,133
6.15%, 02/15/41		64	91,085
4.75%, 09/15/44		1,915	2,404,251
2.75%, 09/01/49		1,558	1,532,398
4.70%, 03/23/50		7,361	9,619,040
Ziggo Bond Co. BV, 6.00%, 01/15/27(b)		1,779	1,725,630

			343,142,162

Metals & Mining — 0.2%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24		200	163,700
ArcelorMittal:
3.60%, 07/16/24		789	719,156
6.13%, 06/01/25		4,902	4,852,527
4.55%, 03/11/26		675	605,333
Barrick Gold Corp., 5.25%, 04/01/42		2,356	2,779,426
FMG Resources August 2006 Pty Ltd.:
4.75%, 05/15/22(b)		2,474	2,464,723
5.13%, 03/15/23(b)		1,681	1,647,380
5.13%, 05/15/24(b)		2,530	2,492,050
4.50%, 09/15/27(b)		358	318,620
Freeport-McMoRan, Inc.:
5.00%, 09/01/27		358	332,385
5.25%, 09/01/29		358	337,343
Industrias Penoles SAB de CV, 4.15%, 09/12/29(b)		2,303	2,024,121
Minera Mexico SA de CV, 4.50%, 01/26/50(b)		1,533	1,287,720
Newmont Corp.:
2.80%, 10/01/29		4,682	4,352,725
2.25%, 10/01/30		3,364	3,125,680
Novolipetsk Steel Via Steel Funding DAC, 4.70%, 05/30/26(b)		2,149	2,145,642
Nucor Corp., 3.95%, 05/01/28		2,488	2,448,774
Steel Dynamics, Inc., 3.45%, 04/15/30		837	757,451
Teck Resources Ltd., 6.13%, 10/01/35		1,384	1,270,735
Vedanta Resources Finance II PLC, 8.00%, 04/23/23		500	189,375

Security	Par (000)		Value

Metals & Mining (continued)
Vedanta Resources Ltd., 6.13%, 08/09/24	USD	586	$222,314
Votorantim SA, 6.75%, 04/05/21(b)		1,349	1,329,574

			35,866,754

Multiline Retail — 0.0%
Dollar General Corp., 3.88%, 04/15/27		5	5,129
Future Retail Ltd., 5.60%, 01/22/25(b)		1,184	593,480

			598,609

Multi-Utilities — 0.3%
Ameren Illinois Co.:
3.80%, 05/15/28		3,671	3,962,317
3.70%, 12/01/47		100	100,864
3.25%, 03/15/50		3,650	3,651,697
Consumers Energy Co.:
3.95%, 05/15/43		5	5,338
3.25%, 08/15/46		628	628,715
3.95%, 07/15/47		287	332,983
4.05%, 05/15/48		1,325	1,529,627
3.75%, 02/15/50		5,099	5,517,364
3.10%, 08/15/50		4,745	4,620,046
3.50%, 08/01/51		3,600	3,908,589
Dominion Energy Gas Holdings LLC:
4.80%, 11/01/43		1,110	1,124,165
4.60%, 12/15/44		1,268	1,265,664
Virginia Electric & Power Co.:
Series C, 2.75%, 03/15/23		6,506	6,553,402
Series A, 3.50%, 03/15/27		4,909	5,136,637
4.00%, 01/15/43		4,961	5,257,529
Series C, 4.00%, 11/15/46		1,554	1,668,735
3.30%, 12/01/49		1,979	1,976,011

			47,239,683

Oil, Gas & Consumable Fuels — 2.1%
Boardwalk Pipelines LP, 4.80%, 05/03/29		640	482,230
BP Capital Markets America, Inc.:
3.79%, 02/06/24		5,853	6,000,284
3.80%, 09/21/25		4,072	4,166,760
3.41%, 02/11/26		1,629	1,627,665
3.12%, 05/04/26		2,440	2,456,356
3.94%, 09/21/28		574	613,110
BP Capital Markets PLC:
3.81%, 02/10/24		4,525	4,563,562
3.28%, 09/19/27		86	86,486
Bruin E&P Partners LLC, 8.88%, 08/01/23(b)		2,601	182,070
Buckeye Partners LP:
4.15%, 07/01/23		1,988	1,719,620
4.35%, 10/15/24		2,500	2,075,000
4.13%, 03/01/25(b)		1,160	977,880
3.95%, 12/01/26		358	293,453
Cameron LNG LLC:
3.30%, 01/15/35(b)		7,430	6,430,293
3.40%, 01/15/38(b)		11,339	8,863,985
Cheniere Corpus Christi Holdings LLC:
5.88%, 03/31/25		14,310	11,986,432
5.13%, 06/30/27		13,464	11,957,494
Cheniere Energy Partners LP:
5.25%, 10/01/25		4,139	3,807,880
5.63%, 10/01/26		2,955	2,718,600
4.50%, 10/01/29(b)		896	779,520
Cheniere Energy, Inc., 4.88% (4.88 Cash or 4.88% PIK), 05/28/21(b)(j)(m)		15,673	15,124,272
Chesapeake Energy Corp.:
6.63%, 08/15/20		623	180,670
6.13%, 02/15/21		9,090	1,272,600
5.38%, 06/15/21		425	68,000
4.88%, 04/15/22		2,446	244,600
5.75%, 03/15/23		33	3,218

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	67

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp.: (continued) 11.50%, 01/01/25(b)	USD	6,736	$1,145,120
5.50%, 09/15/26(j)		3,640	163,800
Chevron Corp., 2.36%, 12/05/22		130	131,781
Cimarex Energy Co.:
4.38%, 06/01/24		1,901	1,498,084
4.38%, 03/15/29		265	177,437
Concho Resources, Inc., 3.75%, 10/01/27		6,832	5,794,219
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		3,125	1,625,000
DCP Midstream Operating LP:
5.38%, 07/15/25		493	336,620
5.13%, 05/15/29		358	225,522
Diamondback Energy, Inc., 3.50%, 12/01/29		14,164	9,630,424
Enbridge Energy Partners LP, 7.38%, 10/15/45		658	723,513
Enbridge, Inc., 2.90%, 07/15/22		2,018	1,824,096
Endeavor Energy Resources LP/EER Finance, Inc.:
5.50%, 01/30/26(b)		2,375	1,639,249
5.75%, 01/30/28(b)		2,680	1,822,400
Energy Transfer Operating LP:
4.90%, 02/01/24		113	101,122
4.20%, 04/15/27		92	74,145
6.50%, 02/01/42		6,482	5,902,065
5.30%, 04/15/47		719	546,345
Energy Transfer Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22		3,780	3,442,187
Enterprise Products Operating LLC:
3.90%, 02/15/24		536	547,886
6.88%, 03/01/33		2,153	2,476,814
6.65%, 10/15/34		145	167,969
4.45%, 02/15/43		5,728	5,410,676
4.85%, 03/15/44		678	702,931
5.10%, 02/15/45		3,534	3,474,968
EOG Resources, Inc., 4.15%, 01/15/26		1,116	1,142,272
Exxon Mobil Corp.:
1.90%, 08/16/22		926	929,161
2.73%, 03/01/23		1,046	1,078,275
3.04%, 03/01/26		7,233	7,646,558
Gran Tierra Energy, Inc., 7.75%, 05/23/27(b)		286	71,500
Great Western Petroleum LLC/Great Western Finance Corp., 9.00%, 09/30/21(b)		7,127	4,561,280
Hammerhead Resources, Inc., 9.00%, 07/10/22		4,789	2,586,060
Hess Corp., 5.60%, 02/15/41		2,000	1,365,817
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26		200	152,000
Kinder Morgan Energy Partners LP:
5.80%, 03/15/35		896	952,014
6.50%, 02/01/37		6,083	6,266,020
6.95%, 01/15/38		121	125,852
6.38%, 03/01/41		2,148	2,159,596
5.00%, 03/01/43		267	253,115
Marathon Petroleum Corp.:
4.75%, 12/15/23		2,680	2,537,744
4.75%, 09/15/44		1,372	1,043,114
5.85%, 12/15/45		1,915	1,587,609
Matador Resources Co., 5.88%, 09/15/26		627	183,711
MPLX LP:
4.13%, 03/01/27		17,599	14,996,027
4.25%, 12/01/27(b)		3,595	2,903,852
NGPL PipeCo LLC:
4.38%, 08/15/22(b)		2,420	2,309,596
7.77%, 12/15/37(b)		1,336	1,330,006
Northwest Pipeline LLC, 4.00%, 04/01/27		10,855	10,761,267
NuStar Logistics LP, 4.80%, 09/01/20		5,090	4,428,300
Oasis Petroleum, Inc., 6.50%, 11/01/21		1,547	433,160
Occidental Petroleum Corp., 0.00%, 10/10/36(l)		30,220	11,710,250
Odebrecht Offshore Drilling Finance Ltd.: 6.72%, 12/01/22(b)		929	743,656

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Odebrecht Offshore Drilling Finance Ltd.: (continued)
7.72% (7.72% Cash or 7.72% PIK), 12/01/26(b)(m)	USD	40	$4,198
Odebrecht Oil & Gas Finance Ltd., 0.00%(b)(k)(l)		193	1,100
Parsley Energy LLC/Parsley Finance Corp.:
5.38%, 01/15/25(b)		2,984	2,305,080
5.25%, 08/15/25(b)		2,004	1,523,040
5.63%, 10/15/27(b)		2,138	1,507,290
PDC Energy, Inc., 5.75%, 05/15/26		358	200,480
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 06/01/22		184	168,172
Puma International Financing SA:
5.13%, 10/06/24(b)		725	257,374
5.00%, 01/24/26(b)		1,709	606,694
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21		165	160,056
5.63%, 04/15/23		6,227	5,794,212
5.75%, 05/15/24		11,201	10,371,646
5.63%, 03/01/25		28,150	25,838,659
5.88%, 06/30/26		6,070	5,492,137
4.20%, 03/15/28		8,265	7,091,697
Seven Generations Energy Ltd., 5.38%, 09/30/25(b)		1,061	591,508
Shelf Drilling Holdings Ltd., 8.50%, 11/15/24(c)		10,789	10,789,000
SM Energy Co.:
1.50%, 07/01/21(j)		938	338,734
5.63%, 06/01/25		299	81,480
6.75%, 09/15/26		299	89,700
6.63%, 01/15/27		299	87,028
Suncor Energy, Inc.:
6.80%, 05/15/38(n)		1,859	1,932,163
6.50%, 06/15/38		1,163	1,192,505
Sunoco Logistics Partners Operations LP, 5.35%, 05/15/45		582	456,423
Sunoco LP/Sunoco Finance Corp.:
4.88%, 01/15/23		1,721	1,643,555
5.50%, 02/15/26		1,394	1,206,200
6.00%, 04/15/27		1,057	909,020
Talos Production LLC/Talos Production Finance, Inc., 11.00%, 04/03/22		5,130	3,154,950
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.75%, 03/15/24		1,594	1,402,720
5.13%, 02/01/25		1,818	1,549,663
5.88%, 04/15/26		2,941	2,441,030
5.38%, 02/01/27		1,690	1,390,870
6.50%, 07/15/27		3,372	2,874,630
5.00%, 01/15/28		448	361,117
6.88%, 01/15/29		2,717	2,187,185
5.50%, 03/01/30(b)		597	461,123
Texas Eastern Transmission LP:
3.50%, 01/15/28(b)		4,737	4,342,026
4.15%, 01/15/48(b)		3,170	2,657,562
Total Capital Canada Ltd., 2.75%, 07/15/23		200	202,698
TransCanada PipeLines Ltd.:
4.88%, 01/15/26		2,446	2,673,260
4.63%, 03/01/34		1,501	1,441,100
5.85%, 03/15/36		1,026	1,094,976
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26		6,627	7,545,081
4.00%, 03/15/28		6,240	5,601,574
4.45%, 08/01/42		440	422,092
4.60%, 03/15/48		1,270	1,258,857
Valero Energy Corp.:
3.65%, 03/15/25		1,461	1,417,367
3.40%, 09/15/26		6,974	6,256,378

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Western Midstream Operating LP:
4.00%, 07/01/22	USD	940	$606,142
(3 mo. LIBOR US + 0.850%), 2.16%, 01/13/23(a)		5,566	2,936,065
Whiting Petroleum Corp., 1.25%, 04/01/20(j)		451	216,480
Williams Cos., Inc.:
3.90%, 01/15/25		1,098	1,011,006
7.50%, 01/15/31		2,180	2,533,041
WPX Energy, Inc.:
8.25%, 08/01/23		375	275,625
4.50%, 01/15/30		537	291,591
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		770	747,000

			362,516,585

Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, 4.25%, 04/30/29(b)		1,305	1,103,867
Daio Paper Corp., 0.00%, 09/17/20(j)(l)	JPY	40,000	376,972
Georgia-Pacific LLC:
5.40%, 11/01/20(b)	USD	3,718	3,753,532
3.73%, 07/15/23(b)		3,907	4,107,722
3.60%, 03/01/25(b)		1,475	1,558,213
7.38%, 12/01/25		3,288	4,157,077
7.75%, 11/15/29		1,275	1,817,873
8.88%, 05/15/31		528	806,786
Inversiones CMPC SA, 4.38%, 05/15/23(b)		827	793,920
Suzano Austria GmbH, 5.00%, 01/15/30		421	370,480

			18,846,442

Personal Products — 0.0%
Top Glove Labuan Ltd., 2.00%, 03/01/24(j)		800	867,268

Pharmaceuticals — 1.1%
Allergan Finance LLC, 3.25%, 10/01/22		975	977,614
Allergan Funding SCS:
3.80%, 03/15/25		14,329	14,670,662
4.55%, 03/15/35		7,054	7,758,438
Bausch Health Americas, Inc.:
9.25%, 04/01/26(b)		3,933	4,156,394
8.50%, 01/31/27(b)		4,589	4,795,505
Bausch Health Cos., Inc.:
5.50%, 11/01/25(b)		4,757	4,805,997
9.00%, 12/15/25(b)		3,992	4,208,366
5.75%, 08/15/27(b)		1,865	1,920,204
7.00%, 01/15/28(b)		1,897	1,947,081
7.25%, 05/30/29(b)		1,961	2,035,126
Bayer U.S. Finance II LLC:
2.85%, 04/15/25(b)		2,800	2,721,868
3.60%, 07/15/42(b)		2,845	2,375,826
Bristol-Myers Squibb Co.:
3.95%, 10/15/20(b)		840	848,243
2.25%, 08/15/21(b)		866	871,077
3.25%, 08/15/22(b)		4,110	4,267,417
3.55%, 08/15/22(b)		3,980	4,195,407
2.75%, 02/15/23(b)		4,938	5,105,238
3.25%, 02/20/23(b)		12,189	12,799,127
3.63%, 05/15/24(b)		48	50,720
3.20%, 06/15/26(b)		18,567	19,710,597
3.25%, 02/27/27		1,904	2,006,972
3.45%, 11/15/27(b)		1,977	2,103,701
3.90%, 02/20/28(b)		2,338	2,598,437
Eli Lilly & Co., 1.70%, 11/01/49	EUR	3,400	3,126,823
Horizon Therapeutics USA, Inc., 5.50%, 08/01/27(b)	USD	358	359,396
Luye Pharma Group Ltd., 1.50%, 07/09/24(j)		900	848,605
Merck & Co., Inc., 3.40%, 03/07/29		6,050	6,590,616
Novartis Capital Corp.:
3.40%, 05/06/24		4,558	4,881,626

Security	Par (000)		Value

Pharmaceuticals (continued)
Novartis Capital Corp.: (continued)
2.20%, 08/14/30	USD	3,733	$3,821,094
Pfizer, Inc.:
3.00%, 06/15/23		381	388,231
5.80%, 08/12/23		517	580,108
3.45%, 03/15/29		8,145	8,962,222
Shire Acquisitions Investments Ireland DAC:
2.88%, 09/23/23		4,400	4,431,968
3.20%, 09/23/26		13,592	13,749,422
Sino Biopharmaceutical Ltd., 0.00%, 02/17/25(j)(l)	EUR	924	895,295
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28	USD	17,125	19,521,982
Wyeth LLC, 5.95%, 04/01/37		6,252	8,859,880

			183,947,285

Real Estate Management & Development — 0.3%
Arrow Bidco LLC, 9.50%, 03/15/24(b)		2,177	979,650
Central China Real Estate Ltd.:
6.88%, 10/23/20		500	490,000
6.50%, 03/05/21		260	241,927
6.75%, 11/08/21		435	374,187
CFLD Cayman Investment Ltd.:
8.63%, 02/28/21		581	560,665
8.60%, 04/08/24		519	418,768
China Aoyuan Group Ltd.:
4.80%, 02/18/21		800	772,000
7.95%, 02/19/23		1,965	1,801,826
China Evergrande Group:
9.50%, 04/11/22		200	162,250
11.50%, 01/22/23		200	161,370
4.25%, 02/14/23(j)	HKD	17,000	1,742,536
10.00%, 04/11/23	USD	400	302,000
7.50%, 06/28/23		800	569,500
12.00%, 01/22/24		900	673,312
China SCE Group Holdings Ltd.:
7.25%, 04/19/23		1,000	860,000
7.38%, 04/09/24		800	701,500
CIFI Holdings Group Co. Ltd., 7.63%, 02/28/23		200	192,137
Country Garden Holdings Co. Ltd., 6.50%, 04/08/24		200	194,937
Esic Sukuk Ltd., 3.94%, 07/30/24		1,500	1,275,000
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		510	461,550
11.75%, 04/17/22		230	197,915
7.95%, 07/05/22		530	429,631
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)		4,330	3,723,800
Forestar Group, Inc.:
8.00%, 04/15/24(b)		9,456	9,550,560
5.00%, 03/01/28(b)		3,502	2,907,956
Future Land Development Holdings Ltd.:
6.50%, 09/12/20		300	288,281
7.50%, 01/22/21		700	681,625
Hopson Capital International Group Co. Ltd., 6.00%, 02/17/21		800	737,000
Howard Hughes Corp., 5.38%, 03/15/25(b)		3,322	3,214,035
Jingrui Holdings Ltd., 9.45%, 04/23/21		700	651,000
Kaisa Group Holdings Ltd.:
6.75%, 02/18/21		555	513,375
8.50%, 06/30/22		254	208,359
11.95%, 10/22/22		700	603,312
11.50%, 01/30/23		200	167,651
Logan Property Holdings Co. Ltd., 6.50%, 07/16/23		200	187,125
Longfor Group Holdings Ltd., 3.95%, 09/16/29		620	576,406
MAF Global Securities Ltd., 4.75%, 05/07/24		1,073	1,035,445

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	69

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
No Va Land Investment Group Corp., 5.50%, 04/27/23(j)	USD	1,285	$1,242,103
NWD MTN Ltd., 4.13%, 07/18/29		1,200	1,150,875
Powerlong Real Estate Holdings Ltd., 7.13%, 11/08/22		620	556,927
Realogy Group LLC/Realogy Co-Issuer Corp., 9.38%, 04/01/27(b)		410	345,544
Redsun Properties Group Ltd., 11.50%, 03/04/21		800	768,250
RKPF Overseas 2019 A Ltd., 7.88%, 02/01/23		300	286,500
Ronshine China Holdings Ltd.:
11.25%, 08/22/21		265	260,362
8.75%, 10/25/22		530	498,200
8.95%, 01/22/23		705	651,949
Scenery Journey Ltd.:
11.00%, 11/06/20		1,200	1,143,750
11.50%, 10/24/22		465	346,969
Shui On Development Holding Ltd.:
(5 yr. Swap Semi 30/360 US + 8.809%), 7.50%(i)(j)(k)		500	491,414
5.75%, 11/12/23		300	263,499
Singha Estate PCL, 2.00%, 07/20/22(j)		1,000	960,120
Sunac China Holdings Ltd., 7.50%, 02/01/24		900	809,325
Times China Holdings Ltd., 5.75%, 04/26/22		500	459,995
Vanke Real Estate Hong Kong Co. Ltd., 3.15%, 05/12/25		1,650	1,582,530
Wanda Group Overseas Ltd., 7.50%, 07/24/22	.	640	563,680
Yango Justice International Ltd., 6.80%, 03/11/21		795	764,194
Yanlord Land HK Co. Ltd.:
6.75%, 04/23/23		200	186,062
6.80%, 02/27/24		680	592,280
Yuzhou Properties Co. Ltd.:
6.00%, 10/25/23		620	510,000
8.50%, 02/26/24		700	621,687
Zhenro Properties Group Ltd.:
5.60%, 02/28/21		325	308,750
8.70%, 08/03/22		600	484,002
9.15%, 05/06/23		710	591,991

			55,049,549

Road & Rail — 0.5%
Burlington Northern Santa Fe LLC:
3.00%, 04/01/25		315	327,021
6.15%, 05/01/37		889	1,158,099
5.75%, 05/01/40		4,135	5,265,540
5.05%, 03/01/41		399	479,581
4.40%, 03/15/42		98	111,262
Canadian Pacific Railway Co., 2.05%, 03/05/30	.	913	848,755
CSX Corp.:
4.25%, 03/15/29		4,914	5,508,068
6.15%, 05/01/37		75	92,492
5.50%, 04/15/41		285	335,562
4.30%, 03/01/48		6,002	6,577,797
4.75%, 11/15/48		3,141	3,615,970
4.50%, 03/15/49		1,303	1,498,483
4.25%, 11/01/66		1,775	1,766,514
Norfolk Southern Corp.:
3.65%, 08/01/25		3,515	3,629,543
2.90%, 06/15/26		6,045	6,168,969
2.55%, 11/01/29		365	353,044
4.84%, 10/01/41		455	532,278
4.45%, 06/15/45		35	38,779
3.94%, 11/01/47		185	192,865
4.10%, 05/15/49		1,352	1,443,622
3.40%, 11/01/49		1,244	1,207,160

Security		Par (000)	Value

Road & Rail (continued)
Norfolk Southern Corp.: (continued)
4.05%, 08/15/52	USD	4,358	$4,678,593
Penske Truck Leasing Co. LP/PTL Finance Corp.:
4.45%, 01/29/26(b)		950	1,053,673
3.40%, 11/15/26(b)		839	886,951
3.35%, 11/01/29(b)		930	929,098
Ryder System, Inc., 2.50%, 09/01/22		345	324,803
Union Pacific Corp.:
3.15%, 03/01/24		2,009	2,088,291
2.75%, 03/01/26		4,737	4,768,221
2.15%, 02/05/27		1,214	1,185,547
3.38%, 02/01/35		2,074	2,131,737
3.60%, 09/15/37		4,179	4,315,762
4.50%, 09/10/48		7	7,924
3.95%, 08/15/59		2,134	2,259,346
3.84%, 03/20/60(b)		6,449	6,730,877
3.75%, 02/05/70		1,589	1,638,772
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 05/14/26		2,695	2,757,624

			76,908,623

Semiconductors & Semiconductor Equipment — 0.8%
Analog Devices, Inc., 3.50%, 12/05/26		1,332	1,347,079
Applied Materials, Inc.:
5.10%, 10/01/35		140	188,370
4.35%, 04/01/47		1,720	2,193,589
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		24,486	23,393,149
Broadcom, Inc., 4.25%, 04/15/26(b)		12,227	12,020,451
Intel Corp., 3.25%, 11/15/49		1,108	1,192,224
KLA Corp., 3.30%, 03/01/50		18,031	16,892,860
KLA-Tencor Corp., 4.10%, 03/15/29		7,170	7,531,444
Lam Research Corp.:
3.75%, 03/15/26		7,638	8,101,884
4.88%, 03/15/49		2,870	3,701,462
NVIDIA Corp.:
3.20%, 09/16/26		14,586	16,239,835
2.85%, 04/01/30		2,910	3,036,923
3.50%, 04/01/50		4,306	4,682,049
3.70%, 04/01/60		2,111	2,359,636
NXP BV/NXP Funding LLC:
4.13%, 06/01/21(b)		11,201	11,301,671
4.63%, 06/15/22(b)		2,582	2,671,376
4.63%, 06/01/23(b)		8,885	9,145,044
5.55%, 12/01/28(b)		2,008	2,260,007
NXP BV/NXP Funding LLC/NXP USA, Inc.:
3.88%, 06/18/26(b)		861	837,590
4.30%, 06/18/29(b)		6,513	6,674,367
QUALCOMM, Inc.:
4.65%, 05/20/35		253	319,693
4.80%, 05/20/45		3,152	4,118,200
4.30%, 05/20/47		2,155	2,585,933
Rohm Co. Ltd., 0.00%, 12/05/24(j)(l)	JPY	30,000	270,077
Texas Instruments, Inc.:
2.75%, 03/12/21	USD	360	361,960
2.90%, 11/03/27		30	31,667

			143,458,540

Software — 0.6%
Autodesk, Inc., 3.50%, 06/15/27		13,495	13,875,660
Microsoft Corp.:
3.50%, 02/12/35		5,054	5,943,487
4.20%, 11/03/35		3,239	4,033,566
3.45%, 08/08/36		6,695	7,458,997
3.75%, 02/12/45		4,746	5,713,722

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Microsoft Corp.: (continued)
4.45%, 11/03/45	USD	173	$227,492
3.70%, 08/08/46		3,741	4,490,840
Oracle Corp.:
2.65%, 07/15/26		5,569	5,683,679
3.25%, 11/15/27		2,554	2,630,932
3.90%, 05/15/35		9,232	9,980,573
3.85%, 07/15/36		1,295	1,361,615
3.80%, 11/15/37		6,303	6,493,057
3.60%, 04/01/40		9,373	9,373,905
5.38%, 07/15/40		3,170	4,234,194
3.60%, 04/01/50		18,752	18,752,473

			100,254,192

Specialty Retail — 0.1%
Home Depot, Inc.:
1.80%, 06/05/20		201	200,875
3.90%, 12/06/28		608	677,327
2.95%, 06/15/29		13,215	13,698,120
3.35%, 04/15/50		408	426,280
Lowe’s Cos., Inc.:
4.38%, 09/15/45		2,492	2,565,534
4.05%, 05/03/47		2,419	2,394,982

			19,963,118

Technology Hardware, Storage & Peripherals — 0.2%
Apple Inc.:
3.20%, 05/13/25		84	91,109
3.85%, 05/04/43		8,951	10,640,222
3.85%, 08/04/46		480	578,229
2.95%, 09/11/49		838	891,496
Dell International LLC/EMC Corp.:
6.02%, 06/15/26(b)		335	345,747
4.90%, 10/01/26(b)		2,737	2,693,733
8.10%, 07/15/36(b)		7,500	8,617,603
8.35%, 07/15/46(b)		5	5,936
Hewlett Packard Enterprise Co.:
3.60%, 10/15/20		58	58,070
4.40%, 10/15/22		56	57,072
6.35%, 10/15/45		2,210	2,622,691
HP, Inc., 6.00%, 09/15/41		1,215	1,308,225
Innolux Corp., 0.00%, 01/22/25(j)(l)		800	791,000
Seagate HDD Cayman:
4.25%, 03/01/22		643	644,391
5.75%, 12/01/34		1,250	1,167,661

			30,513,185

Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc.:
4.63%, 05/15/24(b)		3,828	3,789,720
4.88%, 05/15/26(b)		537	526,319
NIKE, Inc., 3.38%, 03/27/50		2,395	2,612,711
Under Armour, Inc., 3.25%, 06/15/26		358	303,472
William Carter Co., 5.63%, 03/15/27(b)		1,700	1,644,750

			8,876,972

Thrifts & Mortgage Finance — 0.1%
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22		800	636,750
Nationstar Mortgage Holdings, Inc.:
8.13%, 07/15/23(b)		2,745	2,684,061
9.13%, 07/15/26(b)		5,946	5,381,130

			8,701,941

Tobacco — 0.5%
Altria Group, Inc.:
4.40%, 02/14/26		13,029	13,710,822
4.80%, 02/14/29		9,006	9,373,069

Security		Par (000)	Value

Tobacco (continued)
Altria Group, Inc.: (continued)
5.80%, 02/14/39	USD	12,869	$14,087,970
6.20%, 02/14/59		305	335,493
BAT Capital Corp.:
3.22%, 08/15/24		377	362,785
3.22%, 09/06/26		1,960	1,863,730
4.70%, 04/02/27		7,055	7,169,056
4.91%, 04/02/30		5,365	5,495,863
4.54%, 08/15/47		4,377	3,983,675
Philip Morris International, Inc.:
2.88%, 05/01/24		3,333	3,395,188
1.45%, 08/01/39	EUR	5,100	4,459,797
Reynolds American, Inc.:
4.45%, 06/12/25	USD	11,807	11,877,514
5.85%, 08/15/45		7,619	8,183,947

			84,298,909

Trading Companies & Distributors — 0.2%
American Builders & Contractors Supply Co., Inc.:
5.88%, 05/15/26(b)		1,723	1,641,158
4.00%, 01/15/28(b)		2,286	2,080,260
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(b)		3,424	3,090,160
H&E Equipment Services, Inc., 5.63%, 09/01/25		5,888	5,461,120
HD Supply, Inc., 5.38%, 10/15/26(b)		2,094	2,035,619
Herc Holdings, Inc., 5.50%, 07/15/27(b)		3,403	3,164,790
United Rentals North America, Inc.:
4.63%, 10/15/25		2,451	2,352,960
5.88%, 09/15/26		3,421	3,464,789
6.50%, 12/15/26		3,779	3,835,685
5.50%, 05/15/27		3,428	3,459,709
3.88%, 11/15/27		4,513	4,264,785
4.88%, 01/15/28		7,036	6,824,920
5.25%, 01/15/30		448	447,866

			42,123,821

Transportation Infrastructure — 0.0%
Adani Ports & Special Economic Zone Ltd.:
4.00%, 07/30/27		203	160,557
4.38%, 07/03/29		1,275	1,046,137
Rumo Luxembourg S.a.r.l, 5.88%, 01/18/25(b)		728	682,500

			1,889,194

Wireless Telecommunication Services — 0.3%
Bharti Airtel Ltd., 1.50%, 02/17/25(j)		1,900	1,897,330
Digicel Group Two Ltd., 8.25%, 09/30/22(b)		3,096	403,467
Digicel Ltd.:
6.00%, 04/15/21(b)		2,289	1,236,060
6.75%, 03/01/23(b)		233	91,598
Kenbourne Invest SA, 6.88%, 11/26/24(b)		3,075	2,326,430
Millicom International Cellular SA, 6.63%, 10/15/26(b)		1,100	1,034,000
Sprint Corp.:
7.88%, 09/15/23		312	342,445
7.13%, 06/15/24		156	171,233
7.63%, 02/15/25		4,480	4,950,400
7.63%, 03/01/26		4,516	5,111,209
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 03/20/23(b)		6,193	6,162,159
Vodafone Group PLC:
3.75%, 01/16/24		3,254	3,387,606
4.13%, 05/30/25		2,361	2,513,841
5.00%, 05/30/38		2,968	3,205,550
4.38%, 02/19/43		4,046	4,172,952

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	71

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
Vodafone Group PLC: (continued)
5.25%, 05/30/48	USD	7,888	$9,506,635

			46,512,915

Total Corporate Bonds — 33.9% (Cost: $5,987,498,343)			5,787,693,696

Floating Rate Loan Interests(a) — 1.9%

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., Refinancing Term Loan (2018), (3 mo. LIBOR US + 2.000%, 0.000% Floor), 3.61%, 02/24/25		6,661	6,280,089

Airlines — 0.2%
Allegiant Travel Co., Replacement Term Loan, (3 mo. LIBOR US + 3.000%, 0.000% Floor), 4.71%, 02/05/24		14,176	10,986,260
Gol Luxco SA, Term Loan, (6 mo. FIXED US + 6.500%, 0.000% Floor), 6.50%, 08/31/20(c)(o)		7,462	6,715,800
Kestrel Bidco, Inc. (AKA WestJet Airlines), Term Loan, (1 mo. LIBOR US + 3.000%, 1.000% Floor), 4.00%, 12/11/26		14,730	11,194,863

			28,896,923

Banks — 0.1%
Goldman Sachs Bank USA:
Term Loan B (MFA), (1 mo. LIBOR US + 1.900%, 0.250% Floor), 2.85%, 09/17/20(c)		6,091	6,076,454
Term Loan B (MFA), (1 mo. LIBOR US + 1.750%, 0.250% Floor), 2.70%, 09/17/20(c)		4,478	4,468,071

			10,544,525

Biotechnology — 0.0%
Grifols Worldwide Operations Ltd., Dollar Tranche B Term Loan, (1 wk. LIBOR US + 2.000%, 0.000% Floor), 2.68%, 11/15/27		7,240	6,823,243

Building Products — 0.0%
Jeld-Wen, Inc., Term B-4 Loan, (3 mo. LIBOR US + 2.000%, 0.000% Floor), 3.45%, 12/14/24		2,905	2,546,707
TAMKO Building Products LLC:
Initial Term Loan, (1 mo. LIBOR US + 3.250%, 0.000% Floor), 4.24%, 05/29/26(c)		3,169	2,947,325
Initial Term Loan, (1 mo. LIBOR US + 3.250%, 0.000% Floor), 4.25%, 05/29/26(c)		615	571,781

			6,065,813

Capital Markets — 0.1%
LSTAR Securities Financing Vehicle LLC, Loan, (1 mo. LIBOR US + 2.000%, 0.000% Floor), 4.44%, 05/30/22(c)		22,383	22,382,696

Commercial Services & Supplies — 0.1%
621 17th Street Operating Co. LLC (633 17th Street Operating Co. LLC), Loan, (1 mo. LIBOR US + 2.900%, 0.000% Floor), 3.60%, 05/15/20(c)		8,600	8,539,800
KAR Auction Services, Inc., Tranche B-6 Term Loan, (1 mo. LIBOR US + 2.250%, 0.000% Floor), 3.19%, 09/19/26(c)		1,075	988,755

			9,528,555

Security		Par (000)	Value

Construction & Engineering — 0.0%
PLH Infrastructure Services, Inc., Term Loan, (3 mo. LIBOR US + 6.000%, 0.000% Floor), 7.74%, 08/07/23(c)	USD	2,627	$2,101,534
Ply Gem Midco, Inc., Initial Term Loan, (1 mo. LIBOR US + 3.750%, 0.000% Floor), 4.56%, 04/12/25(c)		2,347	1,983,345

			4,084,879

Construction Materials — 0.0%
Advanced Drainage Systems, Inc., Initial Term Loan, (1 mo. LIBOR US + 2.250%, 0.000% Floor), 3.81%, 07/31/26		1,104	1,015,567

Consumer Finance — 0.0%
Crédito Real SAB de CV, SOFOM, ENR (Marevalley Corp.), Tranche A Loan, (1 yr. LIBOR US + 3.750%, 0.000% Floor), 3.75%, 02/21/23(c)		815	815,000

Diversified Financial Services — 0.3%
18 Fremont Street Acquisition LLC, Term Loan, (1 mo. LIBOR US + 8.000%, 1.500% Floor), 9.50%, 08/09/25		12,000	9,720,221
BSREP II Houston Office 1HC Owner LLC, Mezzanine Loan, (1 mo. LIBOR US + 2.100%, 0.000% Floor), 2.81%, 01/09/21		9,760	9,760,202
Connect Finco S.a.r.l (AKA Inmarsat), Initial Term Loan, (1 mo. LIBOR US + 4.500%, 1.000% Floor), 5.49%, 12/11/26		2,535	1,983,637
Goldman Sachs Lending Partners LLC:
Term Loan A (MFA), (1 mo. LIBOR US + 1.750%, 0.250% Floor), 2.70%, 08/26/20(c)		4,314	4,302,937
Term Loan A (MFA), (1 mo. LIBOR US + 1.900%, 0.250% Floor), 2.85%, 08/26/20(c)		291	290,104
Intelsat Jackson Holdings SA:
Tranche B-3 Term Loan, (3 mo. LIBOR US + 3.750%, 1.000% Floor), 5.68%, 11/27/23		1,275	1,161,844
Tranche B-4 Term Loan, (6 mo. LIBOR US + 4.500%, 1.000% Floor), 6.43%, 01/02/24 .		1,458	1,332,913
Pretium Mortgage Credit Partners I LP, Term Loan B1, (1 mo. LIBOR US + 2.250%, 0.000% Floor), 3.20%, 10/21/20(c)		6,114	6,098,460
RNTR-1 LLC (AKA Seer Sylvan), Initial Term Loan, (1 mo. LIBOR US + 2.375%, 0.250% Floor), 3.08%, 12/20/21(c)		7,841	7,821,596
Stars Group Holdings BV, USD Term Loan, (3 mo. LIBOR US + 3.500%, 0.000% Floor), 4.95%, 07/10/25		5,494	5,223,705

			47,695,619

Electronic Equipment, Instruments & Components — 0.0%
Robertshaw U.S. Holding Corp. (FKA Fox U.S. Bidco Corp.), Initial Term Loan (Second Lien), (1 mo. LIBOR US + 8.000%, 1.000% Floor), 9.00%, 02/28/26		1,795	987,250

Energy Equipment & Services — 0.1%
Bristow Group, Inc.:
Term Loan, (1 mo. LIBOR US + 8.000%, 2.500% Floor), 8.99%, 05/10/22(c)		869	844,877

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Energy Equipment & Services (continued)
Bristow Group, Inc.: (continued)
Term Loan, (1 mo. LIBOR US + 8.000%, 2.500% Floor), 10.50%, 05/10/22(c)	USD	556	$540,721
Pioneer Energy Services Corp. (FKA Pioneer Drilling Co.), Term Loan, (3 mo. PRIME US + 6.750%, 1.000% Floor), 10.00%, 11/08/22(c)		6,928	6,512,499

			7,898,097

Equity Real Estate Investment Trusts (REITs) — 0.1%
VICI Properties 1 LLC, Term B Loan, (1 mo. LIBOR US + 1.750%, 0.000% Floor), 2.67%, 12/20/24		8,361	7,661,183

Food Products — 0.0%
JBS USA Lux SA (FKA JBS USA LLC), New Term Loan, (3 mo. LIBOR US + 2.000%, 0.000% Floor), 3.07%, 05/01/26		3,359	3,126,080

Health Care Providers & Services — 0.1%
Acadia Healthcare Co., Inc., Tranche B-4 Term Loan, (1 mo. LIBOR US + 2.500%, 0.000% Floor), 3.50%, 02/16/23		7,483	6,794,374
Select Medical Corp., Tranche B Term Loan, (1 mo. LIBOR US + 2.500%, 0.000% Floor), 3.43%, 03/06/25(c)		1,124	1,062,098

			7,856,472

Hotels, Restaurants & Leisure — 0.2%
Aimbridge Acquisition Co., Inc., Initial Term Loan (2019) (First Lien), (3 mo. LIBOR US + 3.750%, 0.000% Floor), 5.02%, 02/02/26(c)		3,933	2,753,366
DuPont Hotel Project Owner LLC, Loan, (1 mo. LIBOR US + 2.500%, 1.000% Floor), 3.51%, 04/01/24(c)		12,000	11,916,000
Golden Nugget, Inc. (AKA Landry’s, Inc.):
Initial B Term Loan, (1 mo. LIBOR US + 2.500%, 0.750% Floor), 3.49%, 10/04/23		3,533	2,738,151
Initial B Term Loan, (3 mo. LIBOR US + 2.500%, 0.750% Floor), 3.70%, 10/04/23		3,016	2,337,268
PCI Gaming Authority, Term B Facility Loan, (1 mo. LIBOR US + 2.500%, 0.000% Floor), 3.49%, 05/29/26		6,597	5,343,311
Spectacle Gary Holdings LLC, Closing Date Term Loan, (3 mo. LIBOR US + 9.000%, 2.000% Floor), 11.00%, 12/23/25(c)		13,889	11,527,522

			36,615,618

Machinery — 0.0%
Gates Global LLC, Initial B-2 Dollar Term Loan, (1 mo. LIBOR US + 2.750%, 1.000% Floor), 3.75%, 04/01/24		984	847,981

Media — 0.1%
Burlingame Point LLC, Term Loan, 0.00%, 05/09/23(c)(p)		8,080	8,079,965
Charter Communications Operating LLC (AKA CCO Safari LLC), Term A-4 Loan, (1 mo. LIBOR US + 1.250%, 0.000% Floor), 2.24%, 02/01/25(c)		4,348	3,826,255
CSC Holdings LLC (FKA CSC Holdings, Inc. (Cablevision)), September 2019 Initial Term Loan, (1 mo. LIBOR US + 2.500%, 0.000% Floor), 3.11%, 04/15/27(c)		4,549	4,336,615
Lamar Media Corp., Term B Loan, (1 mo. LIBOR US + 1.500%, 0.000% Floor), 2.52%, 02/05/27		477	452,120

			16,694,955

Security		Par (000)	Value

Metals & Mining — 0.0%
Samarco Mineracao SA, Term Loan, 1.40%, 12/02/18(f)(h)(p)	USD	1,122	$538,652
Zekelman Industries, Inc. (FKA JMC Steel Group, Inc.), 2020 Term Loan, (1 mo. LIBOR US + 2.250%, 0.000% Floor), 3.21%, 01/24/27		1,375	1,251,250

			1,789,902

Oil, Gas & Consumable Fuels — 0.1%
BCP Raptor II LLC, Initial Term Loan, (1 mo. LIBOR US + 4.750%, 0.000% Floor), 5.74%, 11/03/25		9,475	5,211,469
Buckeye Partners LP, Initial Term Loan, (1 mo. LIBOR US + 2.750%, 0.000% Floor), 4.27%, 11/01/26		11,636	10,612,032
California Resources Corp.:
Initial Loan, (3 mo. LIBOR US + 4.750%, 1.000% Floor), 6.36%, 12/31/22		8,708	1,915,760
Loan, (3 mo. LIBOR US + 10.375%, 1.000% Floor), 11.99%, 12/31/21		7,760	365,806
Chesapeake Energy Corp., Class A Term Loan, (1 mo. LIBOR US + 8.000%, 1.000% Floor), 9.00%, 06/24/24		15,648	6,024,480

			24,129,547

Real Estate Management & Development — 0.1%
BRE Park Avenue Tower Owner LLC, Mezzanine A Loan, (1 mo. LIBOR US + 2.053%, 0.000% Floor), 3.06%, 03/09/24(c)		16,472	16,471,936

Road & Rail — 0.0%
Genesee & Wyoming, Inc., Initial Term Loan, (3 mo. LIBOR US + 2.000%, 0.000% Floor), 3.45%, 12/30/26		4,258	4,058,428

Software — 0.1%
Interface Security Systems LLC, Initial Term Loan, (3 mo. LIBOR US + 7.000%, 1.750% Floor), 8.75%, 08/07/23(c)		5,536	5,404,797
Playtika Holding Corp., Term B Loan, (3 mo. LIBOR US + 6.000%, 1.000% Floor), 7.07%, 12/10/24		11,259	10,451,902

			15,856,699

Technology Hardware, Storage & Peripherals — 0.1%
Aligned Energy Data Centers (SLC) Propco LLC, Term Loan, (1 mo. LIBOR US + 3.500%, 0.000% Floor), 5.21%, 10/09/23(c)		12,682	12,681,697
Everi Payments, Inc., Term B Loan, (3 mo. LIBOR US + 2.750%, 1.000% Floor), 3.82%, 05/09/24		806	638,713

			13,320,410

Thrifts & Mortgage Finance — 0.1%
Caliber Home Loans, Inc.:
Term Loan, (1 mo. LIBOR US + 3.250%, 0.000% Floor), 4.91%, 04/24/21(c)		7,426	7,407,526
Term Loan, (1 mo. LIBOR US + 3.250%, 0.000% Floor), 4.66%, 04/24/21(c)		5,968	5,953,080
Roundpoint Mortgage Servicing Corp., Closing Date Term Loan, (1 mo. LIBOR US + 3.375%, 0.000% Floor), 4.98%, 08/27/20(c)		10,092	10,121,662

			23,482,268

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	73

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Trading Companies & Distributors — 0.0%
Foundation Building Materials Holding Company LLC, Term Loan, (1 mo. LIBOR US + 3.000%, 0.000% Floor), 3.99%, 08/13/25	USD	3,960	$3,415,392

Total Floating Rate Loan Interests — 1.9% (Cost: $381,699,364)			328,345,127

Foreign Agency Obligations — 0.5%

Brazil — 0.1%
Banco do Brasil SA/Cayman:
5.38%, 01/15/21(b)		670	666,650
5.88%, 01/26/22(b)		1,244	1,242,290
Centrais Eletricas Brasileiras SA:
5.75%, 10/27/21(b)		365	357,718
3.63%, 02/04/25(b)		3,660	3,257,400

			5,524,058

China — 0.1%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	800	872,119
China Construction Bank Corp., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 1.880%), 4.25%, 02/27/29(i)	USD	805	833,678
China Minmetals Corp., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 4.717%), 3.75%(i)(k)		339	327,029
China Resources Land Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 5.139%), 3.75%(i)(k)		1,450	1,451,812
Chinalco Capital Holdings Ltd.:
(5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 5.788%), 4.10%(i)(k)		735	684,928
4.25%, 04/21/22		1,025	986,562
CITIC Ltd., 2.85%, 02/25/30		1,140	1,114,093
CNAC HK Finbridge Co. Ltd., 4.63%, 03/14/23		327	336,401
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		2,857	2,861,500
Franshion Brilliant Ltd., 4.25%, 07/23/29		1,000	963,750
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		500	430,425
HBIS Group Hong Kong Co. Ltd., 4.25%, 04/07/20		492	487,387
Huarong Finance 2019 Co. Ltd.:
3.25%, 11/13/24		2,300	2,214,477
4.50%, 05/29/29		1,300	1,329,656
3.88%, 11/13/29		1,600	1,559,500
3.38%, 02/24/30		1,550	1,466,203
Inner Mongolia High-Grade High Way Construction And Development Co. Ltd., 4.38%, 12/04/20		300	293,991
Leader Goal International Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 6.919%), 4.25%(i)(k)		700	671,562
Rongshi International Finance Ltd., 3.75%, 05/21/29		1,945	2,130,991
Sino-Ocean Land Treasure IV Ltd.:
5.25%, 04/30/22		480	495,489
4.75%, 08/05/29		715	656,683

			22,168,236

Colombia — 0.0%
Ecopetrol SA, 7.38%, 09/18/43		1,116	1,105,830
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)		1,400	1,175,563

			2,281,393

Security		Par (000)	Value

Hong Kong — 0.0%
Joy Treasure Assets Holdings, Inc., 3.50%, 09/24/29	USD	351	$353,632

India — 0.0%
Greenko Solar Mauritius Ltd., 5.55%, 01/29/25		200	162,805
Oil India Ltd., 5.13%, 02/04/29		880	781,825
Power Finance Corp. Ltd.:
3.75%, 06/18/24		1,060	986,131
3.75%, 12/06/27		1,130	977,803
4.50%, 06/18/29		893	792,537
REC Ltd., 4.63%, 03/22/28		670	602,581

			4,303,682

Indonesia — 0.0%
Pertamina Persero PT:
4.70%, 07/30/49		625	569,669
4.18%, 01/21/50		2,800	2,394,994
Perusahaan Listrik Negara PT, 4.88%, 07/17/49		850	807,530

			3,772,193

Malaysia — 0.0%
1MDB Energy Ltd., 5.99%, 05/11/22		1,500	1,511,250

Mexico — 0.2%
Petroleos Mexicanos:
6.95%, 01/28/60(b)		2,818	1,902,150
5.50%, 01/21/21		600	577,350
6.50%, 03/13/27		22,497	16,538,811
5.95%, 01/28/31(b)		310	213,900
6.63%, 06/15/35		3,208	2,146,192
7.69%, 01/23/50(b)		18,520	12,593,600

			33,972,003

Saudi Arabia — 0.0%
SABIC Capital II BV, 4.00%, 10/10/23(b)		1,864	1,845,360
Saudi Arabian Oil Co., 2.88%, 04/16/24		820	797,450

			2,642,810

Singapore — 0.0%
BOC Aviation Ltd., 3.00%, 09/11/29		2,000	1,921,050

United Arab Emirates — 0.1%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47		1,100	1,108,250
DP World Crescent Ltd., 3.91%, 05/31/23		2,019	1,926,252
MDGH - GMTN BV:
2.50%, 11/07/24(b)		5,309	5,123,185
2.88%, 11/07/29(b)		1,779	1,679,409
3.70%, 11/07/49		1,875	1,741,875

			11,578,971

United States — 0.0%
Citgo Holding, Inc., 9.25%, 08/01/24(b)		1,775	1,446,625

Total Foreign Agency Obligations — 0.5% (Cost: $109,905,328)			91,475,903

Foreign Government Obligations — 1.6%

Argentina — 0.0%
Republic of Argentina:
5.00%, 01/15/27	EUR	1,160	328,237
5.88%, 01/11/28	USD	8,423	2,358,440
5.25%, 01/15/28	EUR	2,977	838,277
7.13%, 07/06/36	USD	3,371	882,781
6.88%, 01/11/48		5,442	1,447,232

			5,854,967

74	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China — 0.0%
People’s Republic of China, 3.30%, 07/04/23	CNH	3,500	$505,137

Colombia — 0.1%
Colombian TES, 7.25%, 10/18/34	COP	6,304,600	1,534,461
Republic of Colombia:
3.88%, 04/25/27	USD	16,282	16,032,682
5.20%, 05/15/49		7,440	7,818,975

			25,386,118

Egypt — 0.1%
Arab Republic of Egypt:
15.90%, 07/02/24	EGP	13,550	890,052
16.10%, 05/07/29		136,828	9,111,545
5.63%, 04/16/30	EUR	2,767	2,320,265
6.38%, 04/11/31(b)		2,459	2,143,353

			14,465,215

Hungary — 0.1%
Republic of Hungary, 5.38%, 03/25/24	USD	8,710	9,619,106

Indonesia — 0.2%
Republic of Indonesia:
4.10%, 04/24/28		9,523	9,722,388
6.63%, 05/15/33	IDR	25,942,000	1,375,037
7.50%, 06/15/35		153,315,000	8,807,857
8.38%, 04/15/39		222,188,000	13,479,769

			33,385,051

Israel — 0.0%
State of Israel, 3.88%, 07/03/50	USD	5,616	5,616,000

Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22		775	596,091

Mexico — 0.3%
United Mexican States:
4.15%, 03/28/27		28,228	28,739,633
4.50%, 01/31/50		14,420	14,340,690

			43,080,323

Panama — 0.1%
Republic of Panama:
3.88%, 03/17/28		16,318	17,495,956
4.50%, 04/01/56		2,093	2,276,138

			19,772,094

Peru — 0.1%
Republic of Peru:
4.13%, 08/25/27		14,574	16,418,522
5.35%, 08/12/40(b)	PEN	21,468	5,995,427

			22,413,949

Philippines — 0.2%
Republic of the Philippines, 3.00%, 02/01/28	USD	26,655	27,769,712

Russia — 0.2%
Russian Federation:
4.38%, 03/21/29		10,600	11,342,000
8.50%, 09/17/31	RUB	1,265,104	18,337,082

			29,679,082

Sri Lanka — 0.0%
Republic of Sri Lanka:
6.85%, 03/14/24	USD	425	251,591
7.55%, 03/28/30		1,000	551,250

			802,841

Ukraine — 0.1%
Ukraine Government:
6.75%, 06/20/26	EUR	2,600	2,530,605
9.75%, 11/01/28	USD	11,527	11,228,018

Security		Par (000)	Value

Ukraine (continued)
Ukraine Government: (continued)
7.38%, 09/25/32	USD	1,805	$1,634,653
5.10%, 06/18/50		3,180	3,624,206

			19,017,482

United Arab Emirates — 0.0%
Emirate of Abu Dhabi, 3.13%, 09/30/49		1,925	1,790,250

Uruguay — 0.1%
Republic of Uruguay, 4.38%, 10/27/27		9,858	10,619,295

Total Foreign Government Obligations — 1.6% (Cost: $292,861,236)			270,372,713

		Shares

Investment Companies — 0.0%
SPDR S&P Homebuilders ETF		40,853	1,217,011

Total Investment Companies — 0.0% (Cost: $1,117,391)			1,217,011

		Par (000)

Non-Agency Mortgage-Backed Securities — 4.4%

Collateralized Mortgage Obligations — 1.3%
American Home Mortgage Assets Trust:
Series 2006-3, Class 2A11, (12 mo. Federal Reserve Cumulative Average US + 0.940%), 2.91%, 10/25/46(a)	USD	895	642,450
Series 2006-4, Class 1A12, (1 mo. LIBOR US + 0.210%), 1.16%, 10/25/46(a)		2,512	1,469,909
Series 2006-5, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.920%), 2.89%, 11/25/46(a)		3,552	1,398,696
Series 2007-1, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.700%), 2.67%, 02/25/47(a)		793	344,744
APS Resecuritization Trust:
Series 2016-1, Class 1MZ, 4.21%, 07/31/57(b)(d)		7,171	2,398,461
Series 2016-3, Class 3A, (1 mo. LIBOR US + 2.850%), 3.80%, 09/27/46(a)(b)		5,184	4,940,217
Series 2016-3, Class 4A, (1 mo. LIBOR US + 2.600%), 3.55%, 04/27/47(a)(b)		973	945,712
ARI Investments LLC:
Series 2017-1, Class A, 5.13%, 01/06/25(c)(d)		2,821	2,821,162
Series 2019-1, 0.00%, 01/30/25(c)(d)		3,178	3,177,920
Banc of America Funding Trust:
Series 2014-R2, Class 1C, 0.00%, 11/26/36(b)(d)		4,043	764,326
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(b)(d)		1,441	1,341,410
Bear Stearns ALT-A Trust, Series 2007-1, Class 1A1, (1 mo. LIBOR US + 0.320%), 1.27%, 01/25/47(a)		1,494	1,129,895
Bear Stearns Asset-Backed Securities I Trust, Series 2005-AC9, Class A5, 6.25%, 12/25/35(e)		241	201,632
Bear Stearns Mortgage Funding Trust:
Series 2006-SL1, Class A1, (1 mo. LIBOR US + 0.280%), 1.23%, 08/25/36(a)		1,399	1,319,963

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	75

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Bear Stearns Mortgage Funding Trust: (continued)
Series 2007-AR2, Class A1, (1 mo. LIBOR US + 0.170%), 1.12%, 03/25/37(a)	USD	448	$379,253
Series 2007-AR3, Class 1A1, (1 mo. LIBOR US + 0.140%), 1.09%, 03/25/37(a)		677	550,837
Series 2007-AR4, Class 2A1, (1 mo. LIBOR US + 0.210%), 1.16%, 06/25/37(a)		721	626,836
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.29%, 12/25/35(b)(d)(v)		3	3,104
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		24,740	15,996,156
Citicorp Mortgage Securities Trust:
Series 2007-9, Class 1A1, 6.25%, 12/25/37		1,880	1,551,661
Series 2008-2, Class 1A1, 6.50%, 06/25/38		6,094	4,899,636
Citigroup Mortgage Loan Trust, Series 2007-2, Class 2A, 6.00%, 11/25/36		15	14,555
Countrywide Alternative Loan Trust:
Series 2005-22T1, Class A1, (1 mo. LIBOR US + 0.350%), 1.30%, 06/25/35(a)		4,087	2,823,838
Series 2005-72, Class A3, (1 mo. LIBOR US + 0.600%), 1.55%, 01/25/36(a)		651	526,575
Series 2005-76, Class 2A1, (12 mo. Federal Reserve Cumulative Average US + 1.000%), 2.97%, 02/25/36(a)		823	671,122
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		1,745	1,226,331
Series 2006-15CB, Class A1, 6.50%, 06/25/36		421	271,214
Series 2006-23CB, Class 2A5, (1 mo. LIBOR US + 0.400%), 1.35%, 08/25/36(a)		5,802	1,207,522
Series 2006-OA14, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 1.730%), 3.70%, 11/25/46(a)		3,424	2,488,452
Series 2006-OA16, Class A4C, (1 mo. LIBOR US + 0.340%), 1.29%, 10/25/46(a)		4,101	2,380,373
Series 2006-OA21, Class A1, (1 mo. LIBOR US + 0.190%), 0.96%, 03/20/47(a)		9,193	6,652,194
Series 2006-OA8, Class 1A1, (1 mo. LIBOR US + 0.190%), 1.14%, 07/25/46(a)		480	357,217
Series 2006-OC10, Class 2A3, (1 mo. LIBOR US + 0.230%), 1.18%, 11/25/36(a)		1,611	1,033,957
Series 2006-OC7, Class 2A3, (1 mo. LIBOR US + 0.250%), 1.20%, 07/25/46(a)		2,383	1,826,368
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		364	228,478
Series 2007-OA3, Class 1A1, (1 mo. LIBOR US + 0.140%), 1.09%, 04/25/47(a)		1,111	900,234
Series 2007-OA3, Class 2A2, (1 mo. LIBOR US + 0.180%), 1.13%, 04/25/47(a)		85	16,758
Series 2007-OA8, Class 2A1, (1 mo. LIBOR US + 0.180%), 1.13%, 06/25/47(a)		387	259,361
Series 2007-OH2, Class A2A, (1 mo. LIBOR US + 0.240%), 1.19%, 08/25/47(a)		480	380,073
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, (1 mo. LIBOR US + 0.540%), 1.49%, 02/25/35(a)		276	226,765
Series 2006-OA4, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.960%), 2.93%, 04/25/46(a)		1,477	597,414
Series 2006-OA5, Class 3A1, (1 mo. LIBOR US + 0.200%), 1.15%, 04/25/46(a)		723	577,972

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Countrywide Home Loan Mortgage Pass-Through Trust: (continued)
Series 2007-15, Class 2A2, 6.50%, 09/25/37	USD	9,552	$5,769,235
Credit Suisse Commercial Mortgage Trust:
Series 19-JR1, Class A1, 4.10%, 09/27/66(b)(d)		36,576	36,246,706
Series 2009-12R, Class 3A1, 6.50%, 10/27/37(b)		8,103	4,139,769
Series 2009-5R, Class 4A4, 4.01%, 06/25/36(b)(d)		1,720	1,359,149
Series 2014-11R, Class 16A1, 3.94%, 09/27/47(b)(d)		1,484	1,416,927
Series 2014-4R, Class 16A3, (1 mo. LIBOR US + 0.200%), 0.00%, 02/27/36(a)(b)(c)		746	703,574
Series 2014-9R, Class 9A1, (1 mo. LIBOR US + 0.120%), 1.75%, 08/27/36(a)(b)		1,433	1,283,898
Series 2015-6R, Class 5A1, (1 mo. LIBOR US + 0.180%), 1.99%, 03/27/36(a)(b)		19	19,294
Series 2015-6R, Class 5A2, (1 mo. LIBOR US + 0.180%), 1.99%, 03/27/36(a)(b)		2,721	2,138,053
Series 2019-RPL4, Class A1, 3.55%, 08/26/58(b)		6,049	6,284,215
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, (1 mo. LIBOR US + 1.350%), 2.30%, 11/25/35(a)		1,301	263,529
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, (1 mo. LIBOR US + 0.170%), 1.12%, 08/25/47(a)		1,299	778,199
Deutsche Alt-A Securities, Inc., Series 2007-RS1, Class A2, (1 mo. LIBOR US + 0.500%), 2.11%, 01/27/37(a)(b)		62	58,605
Deutsche Alt-B Securities Mortgage Loan Trust:
Series 2006-AB3, Class A3, 6.51%, 07/25/36(d)		476	402,231
Series 2006-AB3, Class A8, 6.36%, 07/25/36(d)		303	256,506
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, (12 mo. Federal Reserve Cumulative Average US + 2.000%), 3.97%, 03/25/36(a)		889	765,780
GSR Mortgage Loan Trust:
Series 2006-OA1, Class 1A1, (1 mo. LIBOR US + 0.220%), 1.17%, 08/25/46(a)		17,986	5,535,797
Series 2007-1F, Class 2A4, 5.50%, 01/25/37 .		251	264,924
HarborView Mortgage Loan Trust:
Series 2006-12, Class 1A1A, (1 mo. LIBOR US + 0.205%), 0.96%, 12/19/36(a)		14,501	10,324,519
Series 2007-4, Class 2A2, (1 mo. LIBOR US + 0.250%), 1.00%, 07/19/47(a)		782	578,485
Impac CMB Trust:
Series 2004-11, Class 1A2, (1 mo. LIBOR US + 0.520%), 1.47%, 03/25/35(a)		1,294	1,098,635
Series 2005-6, Class 1A1, (1 mo. LIBOR US + 0.500%), 1.45%, 10/25/35(a)		1,029	853,217
IndyMac Index Mortgage Loan Trust:
Series 2006-AR15, Class A1, (1 mo. LIBOR US + 0.120%), 1.07%, 07/25/36(a)		551	433,167
Series 2007-AR19, Class 3A1, 3.61%, 09/25/37(d)		3,204	2,007,123
Series 2007-FLX5, Class 2A2, (1 mo. LIBOR US + 0.240%), 1.19%, 08/25/37(a)		1,078	808,868

76	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
JPMorgan Alternative Loan Trust:
Series 2007-A1, Class 1A4, (1 mo. LIBOR US + 0.210%), 1.16%, 03/25/37(a)	USD	1,669	$1,406,827
Series 2007-A2, Class 2A1, 3.93%, 05/25/37(d)		369	286,479
Legacy Mortgage Asset Trust, Series 2019-SL1, Class A 4.00%, 12/25/54(b)(d)		8,337	8,326,496
Lehman XS Trust, Series 2007-20N, Class A1, (1 mo. LIBOR US + 1.150%), 2.10%, 12/25/37(a)		998	804,789
LSTAR Securities Investment Trust, Series 2019-1, Class A1, (1 mo. LIBOR US + 1.700%), 2.69%, 03/01/24(a)(b)		3,049	3,003,360
MASTR Resecuritization Trust, Series 2008-3, Class A1, 2.06%, 08/25/37(b)(d)		1,174	692,582
MCM Trust:
Series 2018-NPL1, Class A, 4.00%, 06/25/58(b)(d)		1,614	1,622,266
Series 2018-NPL1, Class B, 0.00%, 06/25/58(b)(c)(d)		8,314	1,171,465
Series 2018-NPL2, Class A, 4.00%, 10/25/28(b)(c)(e)		4,765	4,807,254
Series 2018-NPL2, Class B, 0.00%, 10/25/28(b)(c)		13,778	4,415,697
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, (1 mo. LIBOR US + 0.210%), 1.16%, 04/25/37(a)		2,425	1,833,619
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 6A1, 3.83%, 05/25/36(d)		1,375	1,168,841
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, (1 mo. LIBOR US + 0.340%), 1.92%, 04/16/36(a)(b)		8,047	6,495,829
New Residential Mortgage Loan Trust, Series 2019-2A, Class A1, 4.25%, 12/25/57(b)(d)		2,103	2,127,721
Nomura Asset Acceptance Corp. Alternative Loan Trust:
Series 2001-R1A, Class A, 7.00%, 02/19/30(b)(d)		468	454,450
Series 2006-AF1, Class 1A4, 6.63%, 05/25/36(e)		590	190,420
Series 2007-2, Class A4, (1 mo. LIBOR US + 0.420%), 1.37%, 06/25/37(a)		427	314,768
Paragon Mortgages No. 13 PLC, Series 13X, Class A2C, (3 mo. LIBOR US + 0.180%), 2.01%, 01/15/39(a)		324	289,379
PRPM LLC, Series 2019-1A, Class A1, 4.50%, 01/25/24(b)(e)		3,140	3,169,435
RALI Trust, Series 2007-QH9, Class A1, 3.20%, 11/25/37(d)		825	581,460
Reperforming Loan REMIC Trust:
Series 2005-R2, Class 1AF1, (1 mo. LIBOR US + 0.340%), 1.29%, 06/25/35(a)(b)		485	431,202
Series 2005-R3, Class AF, (1 mo. LIBOR US + 0.400%), 1.35%, 09/25/35(a)(b)		158	134,505
Seasoned Credit Risk Transfer Trust:
Series 2017-3, Class M2, 4.75%, 07/25/56(b)(d)		1,550	1,342,907
Series 2018-1, Class BX, 3.98%, 05/25/57(d)		547	246,381
Sequoia Mortgage Trust, Series 2007-3, Class 2AA1, 3.98%, 07/20/37(d)		1,617	1,309,428

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 3.86%, 04/25/36(d)	USD	978	$679,369
Structured Asset Mortgage Investments II Trust:
Series 2006-AR4, Class 3A1, (1 mo. LIBOR US + 0.190%), 1.14%, 06/25/36(a)		2,948	2,328,248
Series 2006-AR5, Class 2A1, (1 mo. LIBOR US + 0.210%), 1.16%, 05/25/46(a)		579	449,916
Thornburg Mortgage Securities Trust, Series 2007-3, Class 4A1, (12 mo. LIBOR US + 1.250%), 2.19%, 06/25/47(a)		372	317,328
TVC Mortgage Trust, Series 2020-RTL1, Class A1, 3.47%, 09/25/24(b)		1,960	1,560,996
Washington Mutual Mortgage Pass-Through Certificates Trust:
Series 2005-AR2, Class B1, (1 mo. LIBOR US + 0.530%), 1.48%, 01/25/45(a)		591	324,856
Series 2006-1, Class 4CB, 6.50%, 02/25/36		1,435	1,050,139
Series 2006-4, Class 1A1, 6.00%, 04/25/36		4,412	3,983,411
Series 2006-4, Class 3A1, 6.50%, 05/25/36(e)		1,418	1,191,360
Series 2006-4, Class 3A5, 6.35%, 05/25/36(e)		550	461,943
Series 2007-OA5, Class 2A, (Cost of Funds for the 11th District of San Francisco + 1.250%), 2.23%, 06/25/47(a)		1,980	1,492,055

			215,828,339

Commercial Mortgage-Backed Securities — 2.9%
1211 Avenue of the Americas Trust:
Series 2015-1211, Class D, 4.14%, 08/10/35(b)(d)		660	614,500
Series 2015-1211, Class E, 4.14%, 08/10/35(b)(d)		1,110	870,271
245 Park Avenue Trust:
Series 2017-245P, Class D, 3.78%, 06/05/37(b)(d)		480	472,895
Series 2017-245P, Class E, 3.78%, 06/05/37(b)(d)		1,699	1,273,102
280 Park Avenue Mortgage Trust:
Series 2017-280P, Class D, (1 mo. LIBOR US + 1.537%), 2.24%, 09/15/34(a)(b)		2,920	2,547,336
Series 2017-280P, Class E, (1 mo. LIBOR US + 2.119%), 2.82%, 09/15/34(a)(b)		5,835	4,929,723
Series 2017-280P, Class F, (1 mo. LIBOR US + 2.827%), 3.53%, 09/15/34(a)(b)		630	408,240
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 01/14/29(b)		700	699,656
AOA Mortgage Trust, Series 2015-1177, Class C, 3.01%, 12/13/29(b)(d)		1,340	1,326,734
Arizona Industrial Development Authority, Series 2019-2, Class A, 3.63%, 05/20/33		1,937	1,981,440
Ashford Hospitality Trust, Series 2018-ASHF, Class D, (1 mo. LIBOR US + 2.100%), 2.81%, 04/15/35(a)(b)		961	800,695
Atrium Hotel Portfolio Trust:
Series 2017-ATRM, Class D, (1 mo. LIBOR US + 1.950%), 2.66%, 12/15/36(a)(b)		4,840	3,875,491
Series 2017-ATRM, Class E, (1 mo. LIBOR US + 3.050%), 3.76%, 12/15/36(a)(b)		568	440,893

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	77

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Atrium Hotel Portfolio Trust: (continued)
Series 2018-ATRM, Class E, (1 mo. LIBOR US + 3.400%), 4.11%, 06/15/35(a)(b)	USD	781	$570,569
Aventura Mall Trust, Series 2013-AVM, Class D, 3.87%, 12/05/32(b)(d)		300	296,192
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2015-200P, Class F, 3.60%, 04/14/33(b)(d)		1,241	907,619
Series 2016-ISQ, Class C, 3.61%, 08/14/34(b)(d)		445	390,400
Series 2016-ISQ, Class E, 3.61%, 08/14/34(b)(d)		5,287	3,594,379
Series 2017-SCH, Class BF, (1 mo. LIBOR US + 1.400%), 2.11%, 11/15/33(a)(b)		2,870	2,707,900
Series 2017-SCH, Class CL, (1 mo. LIBOR US + 1.500%), 2.21%, 11/15/32(a)(b)		970	837,304
Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.000%), 2.71%, 11/15/32(a)(b)		1,930	1,539,252
Series 2018-DSNY, Class D, (1 mo. LIBOR US + 1.700%), 2.41%, 09/15/34(a)(b)		3,275	2,564,139
Bancorp Commercial Mortgage Trust, Series 2018-CR3, Class A, (1 mo. LIBOR US + 0.850%), 1.56%, 01/15/33(a)(b)		885	832,291
BANK, Series 2019-BN19, Class C, 4.04%, 08/15/61(d)		686	558,498
Barclays Commercial Mortgage Trust:
Series 2015-STP, Class E, 4.28%, 09/10/28(b)(d)		100	96,873
Series 2018-TALL, Class A, (1 mo. LIBOR US + 0.722%), 1.43%, 03/15/37(a)(b)		918	851,363
Series 2018-TALL, Class D, (1 mo. LIBOR US + 1.449%), 2.15%, 03/15/37(a)(b)		1,120	912,580
Bayview Commercial Asset Trust:
Series 2005-2A, Class A1, (1 mo. LIBOR US + 0.310%), 1.26%, 08/25/35(a)(b)		1,217	989,603
Series 2005-4A, Class A1, (1 mo. LIBOR US + 0.300%), 1.25%, 01/25/36(a)(b)		297	262,396
Series 2005-4A, Class A2, (1 mo. LIBOR US + 0.390%), 1.34%, 01/25/36(a)(b)		84	74,105
Series 2005-4A, Class M1, (1 mo. LIBOR US + 0.450%), 1.40%, 01/25/36(a)(b)		223	197,466
Series 2006-1A, Class A2, (1 mo. LIBOR US + 0.360%), 1.31%, 04/25/36(a)(b)		298	226,628
Series 2006-3A, Class A1, (1 mo. LIBOR US + 0.250%), 1.20%, 10/25/36(a)(b)		533	440,685
Series 2006-3A, Class A2, (1 mo. LIBOR US + 0.300%), 1.25%, 10/25/36(a)(b)		371	303,392
Series 2006-4A, Class A1, (1 mo. LIBOR US + 0.230%), 1.18%, 12/25/36(a)(b)		778	639,993
Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.500%), 2.45%, 12/25/37(a)(b)		1,980	1,621,665
BBCMS Mortgage Trust:
Series 2018-CHRS, Class E, 4.41%, 08/05/38(b)(d)		980	638,579
Series 2019-BWAY, Class D, (1 mo. LIBOR US + 2.160%), 2.87%, 11/25/34(a)(b)		2,450	2,245,389
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)		2,730	2,673,107

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BB-UBS Trust, Series 2012-SHOW, Class E, 4.16%, 11/05/36(b)(d)	USD	790	$605,995
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PWR7, Class B, 5.12%, 02/11/41(d)		396	391,694
Series 2007-T26, Class AM, 5.44%, 01/12/45(d)		761	703,845
Benchmark Mortgage Trust:
Series 2018-B3, Class A5, 4.03%, 12/15/72		2,890	3,196,212
Series 2018-B3, Class D, 3.06%, 04/10/51(b)(d)		210	135,524
Series 2019-B10, Class 3CCA, 3.90%, 12/15/72(b)(d)		3,610	2,516,567
Series 2019-B14, Class 225C, 3.29%, 12/15/62(b)(d)		3,974	3,005,736
Series 2020-B16, Class B, 3.18%, 02/15/53		401	343,449
Series 2020-B16, Class C, 3.54%, 02/15/53(d)		623	432,716
Series 2020-B16, Class D, 2.50%, 02/15/53(b)		957	528,801
BHMS, Series 2018-ATLS, Class A, (1 mo. LIBOR US + 1.250%), 1.96%, 07/15/35(a)(b)		5,970	4,994,414
BWAY Mortgage Trust:
Series 2013-1515, Class A2, 3.45%, 03/10/33(b)		5,084	5,207,983
Series 2013-1515, Class D, 3.63%, 03/10/33(b)		1,400	1,276,803
Series 2013-1515, Class E, 3.72%, 03/10/33(b)		250	218,935
Series 2013-1515, Class F, 3.93%, 03/10/33(b)(d)		250	207,341
Series 2015-1740, Class E, 4.45%, 01/10/35(b)(d)		1,365	1,123,374
BX Commercial Mortgage Trust:
Series 2018-IND, Class H, (1 mo. LIBOR US + 3.000%), 3.71%, 11/15/35(a)(b)		10,976	7,952,755
Series 2019-XL, Class G, (1 mo. LIBOR US + 2.300%), 3.01%, 10/15/36(a)(b)		18,727	15,726,867
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.650%), 3.36%, 10/15/36(a)(b)		18,955	15,941,316
Series 2020-BXLP, Class F, (1 mo. LIBOR US + 2.000%), 2.71%, 12/15/36(a)(b)		17,284	14,861,341
BX Trust:
Series 2019-OC11, Class A, 3.20%, 12/09/41(b)		530	478,548
Series 2019-OC11, Class D, 4.08%, 12/09/41(b)(d)		9,585	7,521,044
Series 2019-OC11, Class E, 4.08%, 12/09/41(b)(d)		13,376	9,960,266
BXP Trust:
Series 2017-CC, Class D, 3.55%, 08/13/37(b)(d)		750	637,235
Series 2017-CC, Class E, 3.55%, 08/13/37(b)(d)		1,450	931,122
Series 2017-GM, Class D, 3.43%, 06/13/39(b)(d)		590	563,197

78	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BXP Trust: (continued)
Series 2017-GM, Class E, 3.43%, 06/13/39(b)(d)	USD	1,240	$1,085,390
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, (1 mo. LIBOR US + 1.750%), 2.46%, 12/15/37(a)(b)		6,011	5,495,407
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 04/10/29(b)(d)		560	540,617
CD Mortgage Trust, Series 2017-CD6, Class A5, 3.46%, 11/13/50		2,840	3,016,760
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class A3, 3.87%, 01/10/48		410	430,596
Series 2018-TAN, Class C, 5.30%, 02/15/33(b)		1,160	1,080,372
CFK Trust, Series 2019-FAX, Class D, 4.64%, 01/15/39(b)(d)		2,643	2,473,174
CGDBB Commercial Mortgage Trust:
Series 2017-BIOC, Class A, (1 mo. LIBOR US + 0.790%), 1.50%, 07/15/32(a)(b)		3,956	3,547,462
Series 2017-BIOC, Class D, (1 mo. LIBOR US + 1.600%), 2.31%, 07/15/32(a)(b)		4,348	3,875,308
Series 2017-BIOC, Class E, (1 mo. LIBOR US + 2.150%), 2.86%, 07/15/32(a)(b)		6,395	5,357,223
CHC Commercial Mortgage Trust, Series 2019-CHC, Class B, (1 mo. LIBOR US + 1.500%), 2.21%, 06/15/34(a)(b)		7,262	6,845,520
Citigroup Commercial Mortgage Trust:
Series 2014-GC19, Class C, 5.09%, 03/10/47(d)		440	400,060
Series 2015-SHP2, Class F, (1 mo. LIBOR US + 5.200%), 5.91%, 07/15/27(a)(b)		88	81,022
Series 2016-C1, Class D, 4.95%, 05/10/49(b)(d)		450	381,995
Series 2016-GC37, Class C, 4.92%, 04/10/49(d)		640	551,055
Series 2016-P3, Class C, 4.89%, 04/15/49(d)		120	102,973
Series 2016-P3, Class D, 2.80%, 04/15/49(b)(d)		137	95,104
Series 2017-C4, Class A4, 3.47%, 10/12/50		1,220	1,263,936
Series 2019-C7, Class A4, 3.10%, 12/15/72		7,150	7,403,217
Series 2019-PRM, Class E, 4.89%, 05/10/36(b)		4,801	4,229,615
Series 2019-SMRT, Class D, 4.75%, 01/10/24(b)(d)		7,200	6,298,385
Series 2019-SMRT, Class E, 4.75%, 01/10/24(b)(d)		419	358,784
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		3,173	3,250,239
Series 2017-CD3, Class A4, 3.63%, 02/10/50		850	909,109
Series 2017-CD4, Class A4, 3.51%, 05/10/50(d)		50	53,777
Commercial Mortgage Pass-Through Certificates:
Series 2005-C6, Class F, 5.73%, 06/10/44(b)(d)		346	344,115
Series 2014-CR14, Class A4, 4.24%, 02/10/47(d)		855	911,222
Series 2014-CR15, Class C, 4.75%, 02/10/47(d)		260	236,706

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Pass-Through Certificates: (continued)
Series 2014-CR16, Class A4, 4.05%, 04/10/47	USD	4,806	$5,085,674
Series 2014-CR17, Class A5, 3.98%, 05/10/47		2,642	2,774,782
Series 2014-CR18, Class A4, 3.55%, 07/15/47		388	404,130
Series 2014-CR19, Class A5, 3.80%, 08/10/47		1,391	1,463,848
Series 2015-CR24, Class A5, 3.70%, 07/10/25		1,370	1,461,875
Series 2015-CR25, Class A4, 3.76%, 08/10/48		3,505	3,698,170
Series 2015-CR25, Class C, 4.54%, 08/10/48(d)		1,010	862,952
Series 2015-LC19, Class A4, 3.18%, 02/10/48		1,785	1,853,807
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		126	94,598
Series 2015-LC21, Class C, 4.36%, 07/10/48(d)		1,600	1,360,072
Series 2017-COR2, Class A3, 3.51%, 09/10/50		1,180	1,256,647
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		860	566,180
Series 2018-HCLV, Class B, (1 mo. LIBOR US + 1.400%), 2.11%, 09/15/33(a)(b)		1,420	1,269,881
Commercial Mortgage Trust:
Series 2013-GAM, Class A2, 3.37%, 02/10/28(b)		1,656	1,637,700
Series 2013-GAM, Class E, 3.42%, 02/10/28(b)(d)		2,270	2,173,795
Series 2014-LC15, Class A4, 4.01%, 04/10/47		2,350	2,497,737
Series 2014-UBS4, Class C, 4.64%, 08/10/47(d)		2,395	2,118,328
Series 2015-CR23, Class A4, 3.50%, 05/10/48		810	852,510
Series 2015-LC23, Class A4, 3.77%, 10/10/48		1,040	1,113,247
Series 2016-667M, Class D, 3.18%, 10/10/36(b)(d)		630	528,701
Credit Suisse Commercial Mortgage Trust:
Series 2017-PFHP, Class A, (1 mo. LIBOR US + 0.950%), 1.66%, 12/15/30(a)(b)		900	760,969
Series 2017-TIME, Class A, 3.65%, 11/13/39(b)		850	696,718
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class A4, 3.50%, 06/15/57		1,160	1,201,347
Series 2015-C2, Class B, 4.19%, 06/15/57(d)		2,020	1,945,755
Series 2018-C14, Class C, 4.89%, 11/15/51(d)		300	242,855
Series 2018-CX12, Class A4, 4.22%, 08/15/51(d)		970	1,047,766
Series 2019-C15, Class C, 4.98%, 03/15/52(d)		2,755	2,227,336
Series 2019-C15, Class D, 3.00%, 03/15/52(b)		1,285	783,984
Series 2019-C16, Class A3, 3.33%, 06/15/52		2,650	2,752,051
Series 2019-C16, Class C, 4.24%, 06/15/52(d)		3,600	2,700,228
Series 2019-C17, Class C, 3.93%, 09/15/52		3,158	2,290,311

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	79

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CSAIL Commercial Mortgage Trust: (continued)
Series 2019-C17, Class D, 2.50%, 09/15/52(b)	USD	2,481	$1,395,271
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.20%, 04/10/37(b)(d)		1,144	673,278
Del Amo Fashion Center Trust, Series 2017-AMO, Class D, 3.76%, 06/05/35(b)(d)		962	752,429
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C1, Class A4, 3.28%, 02/10/26		1,430	1,504,949
Deutsche Bank UBS Mortgage Trust:
Series 2017-BRBK, Class A, 3.45%, 10/10/34(b)		2,540	2,507,566
Series 2017-BRBK, Class D, 3.53%, 10/10/34(b)(d)		1,800	1,472,707
Series 2017-BRBK, Class E, 3.53%, 10/10/34(b)(d)		4,290	3,309,156
Series 2017-BRBK, Class F, 3.53%, 10/10/34(b)(d)		1,740	1,224,184
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.56%, 09/10/35(b)(d)		1,190	1,176,285
Exantas Capital Corp. Ltd., Series 2019-RSO7, Class AS, (1 mo. LIBOR US + 1.500%), 2.30%, 04/15/36(a)(b)		3,495	3,221,343
FREMF Mortgage Trust:
Series 2017-K64, Class B, 3.98%, 05/25/50(b)(d)		766	735,560
Series 2017-KGX1, Class BFX, 3.59%, 10/25/27(b)(d)		1,190	1,017,331
Series 2018-K74, Class B, 4.09%, 02/25/51(b)(d)		120	114,888
Series 2018-K77, Class B, 4.16%, 05/25/51(b)(d)		770	738,564
Series 2018-K80, Class B, 4.23%, 08/25/50(b)(d)		1,510	1,451,828
Series 2019-K103, Class B, 3.57%, 12/25/51(b)(d)		996	881,685
FRESB Mortgage Trust:
Series 2018-SB52, Class A10F, 3.48%, 06/25/28(d)		2,369	2,492,530
Series 2018-SB53, Class A10F, 3.66%, 06/25/28(d)		1,394	1,486,483
GPMT Ltd., Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.900%), 1.67%, 11/21/35(a)(b)		781	724,612
Grace Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28(b)(d)		1,662	1,638,397
GS Mortgage Securities Corp Trust:
Series 2017-500K, Class D, (1 mo. LIBOR US + 1.300%), 2.01%, 07/15/32(a)(b)		230	203,588
Series 2017-500K, Class E, (1 mo. LIBOR US + 1.500%), 2.21%, 07/15/32(a)(b)		480	420,734
Series 2017-500K, Class F, (1 mo. LIBOR US + 1.800%), 2.51%, 07/15/32(a)(b)		549	455,414
Series 2017-500K, Class G, (1 mo. LIBOR US + 2.500%), 3.21%, 07/15/32(a)(b)		170	139,363
GS Mortgage Securities Corp. II:
Series 2005-ROCK, Class A, 5.37%, 05/03/32(b)		2,750	2,928,823
Series 2012-TMSQ, Class D, 3.46%, 12/10/30(b)(d)		1,210	1,012,145

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Corp. Trust:
Series 2017-GPTX, Class A, 2.86%, 05/10/34(b)	USD	2,290	$2,224,112
Series 2018-HULA, Class D, (1 mo. LIBOR US + 1.800%), 2.51%, 07/15/25(a)(b)		1,204	862,534
Series 2019-BOCA, Class A, (1 mo. LIBOR US + 1.200%), 1.91%, 06/15/38(a)(b)		1,431	1,154,931
Series 2019-SOHO, Class A, (1 mo. LIBOR US + 0.900%), 1.61%, 06/15/36(a)(b)		3,715	3,513,067
Series 2019-SOHO, Class E, (1 mo. LIBOR US + 1.875%), 2.58%, 06/15/36(a)(b)		4,020	3,786,629
GS Mortgage Securities Trust:
Series 2014-GC20, Class B, 4.53%, 04/10/47(d)		140	139,666
Series 2014-GC24, Class A5, 3.93%, 09/10/47		882	922,590
Series 2015-590M, Class E, 3.81%, 10/10/35(b)(d)		1,790	1,290,486
Series 2015-GC28, Class B, 3.98%, 02/10/48		680	660,342
Series 2015-GC32, Class C, 4.43%, 07/10/48(d)		1,370	1,166,461
Series 2015-GS1, Class A3, 3.73%, 11/10/48		670	719,697
Series 2016-RENT, Class C, 4.07%, 02/10/29(b)(d)		1,070	1,049,878
Series 2017-GS6, Class A3, 3.43%, 05/10/50		1,290	1,312,273
Series 2017-GS7, Class A4, 3.43%, 08/10/50		3,001	3,100,495
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		530	350,424
Series 2017-GS7, Class E, 3.00%, 08/10/50(b)		180	110,316
Series 2019-GSA1, Class C, 3.81%, 11/10/52(d)		520	374,067
GSCG Trust, Series 2019-600C, Class F, 4.12%, 09/06/34(b)(d)		1,950	1,515,521
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(b)		3,390	3,171,855
Hudson Yards Mortgage Trust:
Series 2016-10HY, Class A, 2.84%, 08/10/38(b)		2,640	2,702,255
Series 2019-30HY, Class E, 3.44%, 07/10/39(b)(d)		2,178	1,951,823
Series 2019-55HY, Class F, 2.94%, 12/10/41(b)(d)		4,179	3,469,351
IMT Trust:
Series 2017-APTS, Class AFX, 3.48%, 06/15/34(b)		1,540	1,516,014
Series 2017-APTS, Class DFX, 3.50%, 06/15/34(b)(d)		1,600	1,415,856
Series 2017-APTS, Class EFX, 3.50%, 06/15/34(b)(d)		810	677,297
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C26, Class A4, 3.49%, 01/15/48		1,247	1,306,823
Series 2015-C33, Class D1, 4.12%, 12/15/48(b)(d)		1,873	1,412,723
JPMDB Commercial Mortgage Securities Trust:
Series 2017-C5, Class A5, 3.69%, 03/15/50		1,880	2,035,680
Series 2018-C8, Class A4, 4.21%, 06/15/51		965	1,080,345

80	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class A4FL, (1 mo. LIBOR US + 1.300%), 2.10%, 06/15/45(a)(b)	USD	410	$412,344
Series 2013-C16, Class C, 5.03%, 12/15/46(d)		1,580	1,439,941
Series 2014-C20, Class A5, 3.81%, 07/15/47		1,990	2,100,677
Series 2014-C21, Class A5, 3.78%, 08/15/47		1,420	1,499,195
Series 2014-C22, Class A4, 3.80%, 09/15/47		563	595,792
Series 2015-JP1, Class A5, 3.91%, 01/15/49		339	364,780
Series 2015-JP1, Class C, 4.74%, 01/15/49(d)		710	606,938
Series 2015-UES, Class C, 3.74%, 09/05/32(b)(d)		2,463	2,431,797
Series 2015-UES, Class E, 3.74%, 09/05/32(b)(d)		3,880	3,761,305
Series 2015-UES, Class F, 3.74%, 09/05/32(b)(d)		350	337,678
Series 2016-NINE, Class A, 2.95%, 10/06/38(b)(d)		3,510	3,592,125
Series 2017-FL10, Class E, (1 mo. LIBOR US + 3.900%), 4.61%, 06/15/32(a)(b)		560	474,186
Series 2017-FL10, Class F, (1 mo. LIBOR US + 4.600%), 5.31%, 06/15/32(a)(b)		810	573,845
Series 2017-JP5, Class D, 4.63%, 03/15/50(b)(d)		1,650	1,322,252
Series 2017-JP6, Class A5, 3.49%, 07/15/50		1,180	1,253,062
Series 2017-JP7, Class B, 4.05%, 09/15/50		320	318,638
Series 2019-BKWD, Class E, (1 mo. LIBOR US + 2.600%), 3.31%, 09/15/29(a)(b)		4,580	4,348,187
Series 2019-COR5, Class C, 3.75%, 06/13/52		988	712,216
Series 2019-MFP, Class E, (1 mo. LIBOR US + 2.160%), 2.87%, 07/15/36(a)(b)		2,460	2,046,685
Series 2019-MFP, Class F, (1 mo. LIBOR US + 3.000%), 3.71%, 07/15/36(a)(b)		891	529,891
Series 2019-OSB, Class E, 3.91%, 06/05/39(b)(d)		1,384	912,013
Series 2020-MKST, Class E, (1 mo. LIBOR US + 2.250%), 2.96%, 12/15/36(a)(b)		4,341	4,074,157
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, (1 mo. LIBOR US + 1.800%), 2.51%, 05/15/36(a)(b)		11,283	8,913,339
Lehman Brothers Small Balance Commercial Mortgage Trust:
Series 2006-2A, Class M2, (1 mo. LIBOR US + 0.390%), 2.02%, 09/25/36(a)(b)		568	536,571
Series 2007-1A, Class 1A, (1 mo. LIBOR US + 0.250%), 1.77%, 03/25/37(a)(b)		856	795,731
LSTAR Commercial Mortgage Trust, Series 2015-3, Class AS, 3.14%, 04/20/48(b)(d)		1,620	1,604,100
MAD Mortgage Trust:
Series 2017-330M, Class D, 3.84%, 08/15/34(b)(d)		1,085	961,591
Series 2017-330M, Class E, 3.90%, 08/15/34(b)(d)		3,010	2,333,424
MFT Trust:
Series 2020-ABC, Class C, 3.48%, 02/06/30(b)(d)		6,719	5,649,390
Series 2020-ABC, Class D, 3.48%, 02/06/30(b)(d)		4,800	2,037,000

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47	USD	3,880	$4,038,606
Series 2015-C23, Class A4, 3.72%, 07/15/50		1,016	1,076,833
Series 2015-C23, Class D, 4.16%, 07/15/50(b)(d)		412	324,148
Series 2015-C24, Class A4, 3.73%, 05/15/48		840	891,170
Series 2015-C25, Class C, 4.53%, 10/15/48(d)		430	366,082
Series 2015-C26, Class A5, 3.53%, 10/15/48		1,144	1,182,893
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		372	270,464
Series 2016-C31, Class A5, 3.10%, 11/15/49		2,903	2,938,655
Series 2017-C33, Class C, 4.56%, 05/15/50(d)		840	682,384
Morgan Stanley Capital Barclays Bank Trust,
Series 2016-MART, Class A, 2.20%, 09/13/31(b)		820	765,627
Morgan Stanley Capital I Trust:
Series 2006-IQ11, Class C, 6.06%, 10/15/42(d)		1,601	1,567,876
Series 2007-T27, Class AJ, 5.95%, 06/11/42(d)		1,800	1,796,225
Series 2014-150E, Class F, 4.30%, 09/09/32(b)(d)		1,120	960,926
Series 2014-CPT, Class E, 3.45%, 07/13/29(b)(d)		250	246,581
Series 2014-CPT, Class F, 3.45%, 07/13/29(b)(d)		2,059	2,030,838
Series 2014-CPT, Class G, 3.45%, 07/13/29(b)(d)		1,290	1,272,356
Series 2015-MS1, Class A4, 3.78%, 05/15/48(d)		420	438,593
Series 2015-MS1, Class C, 4.03%, 05/15/48(d)		1,000	835,897
Series 2015-MS1, Class D, 4.03%, 05/05/48(b)(d)		310	242,427
Series 2017-CLS, Class F, (1 mo. LIBOR US + 2.600%), 3.31%, 11/15/34(a)(b)		6,092	5,131,044
Series 2017-H1, Class C, 4.28%, 06/15/50(d)		560	467,830
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		4,190	2,684,710
Series 2017-HR2, Class D, 2.73%, 12/15/50		430	271,645
Series 2018-H3, Class A5, 4.18%, 07/15/51		175	192,363
Series 2018-H3, Class C, 4.85%, 07/15/51(d)		1,060	859,048
Series 2018-MP, Class E, 4.28%, 07/11/40(b)(d)		3,789	2,475,074
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.550%), 3.26%, 07/15/35(a)(b)		417	304,729
Series 2019-AGLN, Class D, (1 mo. LIBOR US + 1.750%), 2.46%, 03/15/34(a)(b)		3,605	3,033,401
Series 2019-AGLN, Class F, (1 mo. LIBOR US + 2.600%), 3.31%, 03/15/34(a)(b)		3,840	2,976,005
Series 2019-H6, Class A4, 3.42%, 06/15/52		1,858	1,962,320
Series 2019-L2, Class A4, 4.07%, 03/15/52		1,485	1,664,308
Series 2019-NUGS, Class E, (1 mo. LIBOR US + 2.244%), 3.74%, 12/15/36(a)(b)		1,400	1,343,882
Series 2020-L4, Class D, 2.50%, 02/15/53(b)		4,269	2,348,590
Morgan Stanley Capital I, Inc., Series 2018-H3, Class D, 3.00%, 07/15/51(b)		960	605,095
Natixis Commercial Mortgage Securities Trust:
Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.950%), 2.61%, 06/15/35(a)(b)		757	704,627

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	81

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Natixis Commercial Mortgage Securities Trust: (continued)
Series 2018-FL1, Class MCR1, (1 mo. LIBOR US + 2.350%), 4.01%, 06/15/35(a)(b)	USD	646	$593,115
Series 2019-10K, Class D, 4.14%, 05/15/39(b)(d)		4,070	3,659,490
Series 2019-LVL, Class D, 4.44%, 08/15/38(b)(d)		1,550	1,314,523
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 3.95%, 05/10/39(b)(d)		2,910	1,952,598
PFP Ltd.:
Series 2019-5, Class A, (1 mo. LIBOR US + 0.970%), 1.68%, 04/14/36(a)(b)		1,533	1,395,555
Series 2019-5, Class AS, (1 mo. LIBOR US + 1.420%), 2.13%, 04/14/36(a)(b)		900	809,928
Prima Capital CRE Securitization Ltd.:
Series 2015-4A, Class C, 4.00%, 08/24/49(b)(c)		1,590	1,635,792
Series 2016-6A, Class C, 4.00%, 08/24/40(b)(c)		7,170	7,156,377
Scorpio European Loan Conduit No. 34 DAC, Series 34A, Class C, (3 mo. LIBOR GBP + 2.100%), 2.86%, 05/17/29(a)(b)	GBP	1,185	1,438,891
SG Commercial Mortgage Securities Trust, Series 2019-PREZ, Class D, 3.59%, 09/15/39(b)(d)	USD	2,200	2,053,663
U.S.:
Series 2018-USDC, Class E, 4.49%, 05/13/38(b)(d)		1,890	1,565,164
Series 2018-USDC, Class F, 4.49%, 05/09/38(b)(d)		1,420	950,405
Velocity Commercial Capital Loan Trust:
Series 2014-1, Class M7, 8.35%, 09/25/44(b)(d)		2,399	1,967,343
Series 2016-1, Class M4, 8.93%, 04/25/46(b)(d)		370	347,142
Series 2016-2, Class M2, 4.46%, 10/25/46(d)		200	198,887
Series 2016-2, Class M3, 5.50%, 10/25/46(d)		800	734,393
Series 2016-2, Class M4, 7.23%, 10/25/46(d)		370	333,297
Series 2017-1, Class M2, 4.45%, 05/25/47(b)(d)		410	401,557
Series 2017-1, Class M3, 5.35%, 05/25/47(b)(d)		410	355,358
Series 2017-2, Class M3, 4.24%, 11/25/47(b)(d)		571	461,615
Series 2017-2, Class M4, 5.00%, 11/25/47(b)(d)		343	274,238
Series 2018-1, Class M2, 4.26%, 04/25/48(b)		324	276,513
VNDO Mortgage Trust, Series 2013-PENN, Class D, 3.95%, 12/13/29(b)(d)		550	541,154
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class A5, 3.41%, 12/15/47		550	563,988
Series 2015-C27, Class C, 3.89%, 02/15/48		902	753,003
Series 2015-C28, Class A4, 3.54%, 05/15/48		930	960,576
Series 2015-C30, Class A4, 3.66%, 09/15/48		1,715	1,783,501
Series 2015-C31, Class A4, 3.70%, 11/15/48		590	615,126
Series 2015-NXS1, Class A5, 3.15%, 05/15/48		399	404,757
Series 2015-NXS2, Class A5, 3.77%, 07/15/58(d)		3,050	3,185,063

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust: (continued)
Series 2015-NXS4, Class A4, 3.72%, 12/15/48	USD	608	$636,616
Series 2015-NXS4, Class D, 3.67%, 12/15/48(d)		95	71,671
Series 2015-P2, Class A4, 3.81%, 12/15/48		2,150	2,255,608
Series 2015-P2, Class D, 3.24%, 12/15/48(b)		1,784	1,299,659
Series 2017-C39, Class D, 4.35%, 09/15/50(b)(d)		594	434,660
Series 2017-C41, Class C, 4.51%, 11/15/50(d)		900	721,710
Series 2017-C41, Class D, 2.60%, 11/15/50(b)(d)		1,772	1,112,099
Series 2017-HSDB, Class A, (1 mo. LIBOR US + 0.850%), 1.65%, 12/13/31(a)(b)		1,508	1,411,081
Series 2018-1745, Class A, 3.75%, 05/15/51(b)(d)		930	917,627
Series 2018-BXI, Class E, (1 mo. LIBOR US + 2.157%), 2.86%, 12/15/36(a)(b)		827	649,655
Series 2018-C44, Class D, 3.00%, 05/15/51(b)		348	221,176
Series 2018-C45, Class C, 4.73%, 06/15/51		530	424,014
Series 2019-C52, Class C, 3.56%, 08/15/52		1,880	1,321,038
Series 2020-SDAL, Class D, (1 mo. LIBOR US + 2.090%), 3.74%, 02/15/37(a)(b)		1,530	1,207,048
Series 2020-SDAL, Class E, (1 mo. LIBOR US + 2.740%), 4.39%, 02/15/37(a)(b)		1,300	949,736
WFRBS Commercial Mortgage Trust:
Series 2014-C21, Class A5, 3.68%, 08/15/47		1,515	1,592,794
Series 2014-C24, Class B, 4.20%, 11/15/47(d)		770	745,032

			495,838,482

Interest Only Collateralized Mortgage Obligations — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class BIO, 0.91%, 07/25/56(b)(d)		3,243	431,812
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 3.55%, 02/25/38(b)(d)		14,307	4,455,786

			4,887,598

Interest Only Commercial Mortgage-Backed Securities — 0.2%
245 Park Avenue Trust, Series 2017-245P, Class XA, 0.27%, 06/05/37(b)(d)		13,000	158,815
Banc of America Commercial Mortgage Trust:
Series 2017-BNK3, Class XB, 0.63%, 02/15/50(d)		11,850	444,746
Series 2017-BNK3, Class XD, 1.29%, 02/15/50(b)(d)		5,000	372,200
BANK:
Series 2019-BN20, Class XA, 0.84%, 09/15/61(d)		11,541	702,622
Series 2019-BN20, Class XB, 0.36%, 09/15/61(d)		39,279	1,188,092
Barclays Commercial Mortgage Trust:
Series 2015-SRCH, Class XA, 0.96%, 08/10/35(b)(d)		17,710	951,027
Series 2019-C3, Class XA, 1.35%, 05/15/52(d)		9,966	909,952

82	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Benchmark Mortgage Trust:
Series 2019-B13, Class XA, 1.27%, 08/15/57(d)	USD	58,291	$4,390,844
Series 2019-B9, Class XA, 1.05%, 03/15/52(d)		20,977	1,522,683
Series 2020-B17, Class XB, 0.65%, 03/15/53(d)		7,100	296,659
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class XD, 1.70%, 01/10/48(b)(d)		5,497	469,114
Series 2016-C4, Class XB, 0.73%, 05/10/58(d)		5,810	234,608
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR6, Class XA, 1.04%, 03/10/46(d)		16,618	352,202
Series 2015-3BP, Class XA, 0.06%, 02/10/35(b)(d)		150,000	676,500
Series 2015-CR25, Class XA, 0.84%, 08/10/48(d)		4,762	167,578
Series 2018-COR3, Class XD, 1.75%, 05/10/51(b)(d)		3,200	345,981
CSAIL Commercial Mortgage Trust:
Series 2017-CX10, Class XB, 0.14%, 11/15/50(d)		12,490	183,130
Series 2019-C16, Class XA, 1.57%, 06/15/52(d)		41,539	4,554,872
Series 2019-C17, Class XA, 1.37%, 09/15/52(d)		39,681	3,675,378
Series 2019-C17, Class XB, 0.56%, 09/15/52(d)		19,090	853,107
DBGS Mortgage Trust, Series 2019-1735, Class X, 0.29%, 04/10/37(b)(d)		21,535	544,620
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(b)(d)		5,780	322,293
GS Mortgage Securities Corp. II, Series 2005-ROCK, Class X1, 0.40%, 05/03/32(b)(d)		21,000	281,411
GS Mortgage Securities Trust, Series 2019-GSA1, Class XA, 0.83%, 11/10/52(d)		14,717	901,467
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class XA, 0.84%, 09/15/47(d)		1,964	59,048
Series 2014-C23, Class XA, 0.63%, 09/15/47(d)		29,002	659,365
Series 2015-C29, Class XA, 0.74%, 05/15/48(d)		2,190	55,291
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)(d)		4,940	200,266
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class XB, 0.51%, 04/15/46(d)		4,570	68,697

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust: (continued)
Series 2016-JP3, Class XC, 0.75%, 08/15/49(b)(d)	USD	13,040	$519,276
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.00%, 03/10/50(b)(d)		3,254	119,982
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XF, 1.21%, 12/15/47(b)(d)		4,370	212,076
Series 2015-C26, Class XD, 1.34%, 10/15/48(b)(d)		4,490	297,642
Morgan Stanley Capital I Trust:
Series 2016-UBS9, Class XD, 1.61%, 03/15/49(b)(d)		13,984	1,167,664
Series 2017-H1, Class XD, 2.20%, 06/15/50(b)(d)		3,293	435,137
Series 2019-H6, Class XB, 0.72%, 06/15/52(d)		23,510	1,327,229
Series 2019-L2, Class XA, 1.03%, 03/15/52(d)		8,847	635,945
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.38%, 05/10/39(b)(d)		36,697	942,746
One Market Plaza Trust:
Series 2017-1MKT, Class XCP, 0.09%, 02/10/32(b)(d)		53,230	144,253
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(b)(c)(d)		10,646	106
UBS Commercial Mortgage Trust:
Series 2019-C17, Class XA, 1.64%, 10/15/52(d)		32,733	3,329,359
Series 2019-C18, Class XA, 1.05%, 12/15/52(d)		35,877	2,478,427
Wells Fargo Commercial Mortgage Trust:
Series 2015-NXS4, Class XA, 0.87%, 12/15/48(d)		2,753	116,804
Series 2016-BNK1, Class XD, 1.26%, 08/15/49(b)(d)		4,420	288,449
Series 2019-C50, Class XA, 1.42%, 05/15/52(d)		20,780	1,926,487

			39,484,150

Principal Only Collateralized Mortgage Obligations — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/25/56(b)(l)		1,582	153,583

Total Non-Agency Mortgage-Backed Securities — 4.4% (Cost: $856,392,935)			756,192,152

Preferred Securities — 0.6%

Capital Trusts — 0.6%

Banks — 0.2%
Bank of America Corp., (3 mo. LIBOR US + 2.931%), 5.88%(i)(k)		8,450	8,562,723

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	83

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Emirates NBD PJSC, (6 yr. Swap Semi 30/360 US + 3.656%), 6.13%(i)(k)	USD	1,850	$1,562,094
Itau Unibanco Holding SA:
(5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 3.981%), 6.13%(b)(i)(k)		1,607	1,489,488
(5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 3.863%), 6.50%(b)(i)(k)		946	875,618
JPMorgan Chase & Co.:
(Secured Overnight Financing Rate + 3.125%), 4.60%(i)(k)		2,915	2,551,208
(Secured Overnight Financing Rate + 3.380%), 5.00%(i)(k)		11,190	10,510,096
Kookmin Bank, (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 2.639%), 4.35%(i)(k)		1,700	1,628,281
Lehman Brothers Holdings Capital Trust VII, 5.86%(c)(f)(h)(k)		1,888	—
Nanyang Commercial Bank Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 3.205%), 5.00%(i)(k)		200	181,605
Shinhan Financial Group Co. Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 3.051%), 5.88%(i)(k)		900	936,000

			28,297,113

Capital Markets — 0.3%
Bank of New York Mellon Corp.:
Series F, (3 mo. LIBOR US + 3.131%), 4.63%(i)(k)		9,722	8,774,105
(3 mo. LIBOR US + 3.420%), 4.95%(i)(k)		4,380	3,810,600
State Street Corp.:
(3 mo. LIBOR US + 3.597%), 5.25%(i)(k)		4,015	3,774,100
(3 mo. LIBOR US + 2.539%), 5.63%(i)(k)		19,655	17,296,400
UBS Group AG, (5 yr. Swap Semi 30/360 US + 4.344%), 7.00%(b)(i)(k)		15,350	14,429,000

			48,084,205

Commercial Services & Supplies — 0.0%
King Talent Management Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 3.521%), 5.60%(i)(k)		600	511,125

Insurance — 0.0%
Heungkuk Life Insurance Co. Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 2.472%), 4.48%(i)(k)		1,000	956,562
KDB Life Insurance Co. Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 4.658%), 7.50%(i)(k)		900	868,500

			1,825,062

Machinery — 0.0%
Weichai International Hong Kong Energy Group Co. Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 6.084%), 3.75%(i)(k)		278	273,135

Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25%(b)(k)		13,680	13,680,000

Real Estate Management & Development — 0.0%
Agile Group Holdings Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 9.216%), 6.88%(i)(k)		200	165,000

Security		Par (000)	Value

Real Estate Management & Development (continued)
MAF Global Securities Ltd., (5 yr. Swap Semi 30/360 US + 3.476%), 5.50%(i)(k)	USD	1,341	$989,407

			1,154,407

Total Capital Trusts — 0.6% (Cost: $102,068,019)			93,825,047

		Shares

Preferred Stocks — 0.0%

Energy Equipment & Services — 0.0%
Bristow Group, Inc.,(c)		5,492	239,232
Bristow Group, Inc.,(b)(c)		12,995	566,062

Total Preferred Stocks — 0.0% (Cost: $898,678)			805,294

Total Preferred Securities — 0.6% (Cost: $102,966,697)			94,630,341

		Par (000)

Taxable Municipal Bonds — 4.2%

Arizona — 0.0%
Arizona Health Facilities Authority RB, 1.77%, 01/01/37(d)	USD	1,355	1,246,095
Salt River Project Agricultural Improvement & Power District RB, 5.00%, 12/01/45		5,310	6,141,440

			7,387,535

California — 1.1%
Bay Area Toll Authority RB:
2.43%, 04/01/26		7,195	7,507,551
6.92%, 04/01/40		3,145	4,623,496
7.04%, 04/01/50		13,280	21,841,616
California Health Facilities Financing Authority RB:
2.93%, 06/01/32		980	957,421
5.00%, 08/15/33		1,190	1,431,665
5.00%, 08/15/47		1,650	1,861,481
California Pollution Control Financing Authority RB, 5.00%, 11/21/45(b)		1,000	1,008,770
California State University RB, 2.98%, 11/01/51		10,130	9,847,170
City of Riverside, CA Electric Revenue RB, 7.61%, 10/01/40		1,325	2,082,224
Contra Costa Community College District GO, 6.50%, 08/01/34		570	777,885
Foothill-Eastern Transportation Corridor Agency RB, 4.09%, 01/15/49		1,515	1,500,805
Los Angeles Community College District GO, 6.60%, 08/01/42		3,990	6,194,874
Los Angeles Unified School District GO:
5.75%, 07/01/34		415	529,503
6.76%, 07/01/34		7,405	10,056,138
Orange County Local Transportation Authority RB, 6.91%, 02/15/41		2,790	4,238,066
Regents of the University of California Medical Center Pooled Revenue RB, 6.58%, 05/15/49		2,180	3,092,308
Sacramento County Sanitation Districts Financing Authority RB, 1.59%, 12/01/35(d)		3,500	3,301,269

84	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

California (continued)
San Diego Public Facilities Financing Authority Sewer Revenue RB, 5.00%, 05/15/39	USD	1,250	$1,492,175
San Francisco City & County Airport Comm-San Francisco International Airport RB, 5.00%, 05/01/50		2,695	3,207,077
San Jose Redevelopment Agency Successor Agency TA:
3.18%, 08/01/26		2,025	2,082,996
3.13%, 08/01/28		4,275	4,272,691
3.25%, 08/01/29		3,585	3,582,526
State of California GO:
2.65%, 04/01/26		15,890	16,581,056
7.50%, 04/01/34		2,210	3,376,681
4.60%, 04/01/38		22,215	24,235,899
7.55%, 04/01/39		4,565	7,468,432
7.30%, 10/01/39		2,575	3,977,500
7.35%, 11/01/39		720	1,129,766
University of California RB:
3.35%, 07/01/29		15,580	16,939,043
4.60%, 05/15/31		3,755	4,379,081
5.77%, 05/15/43		11,870	15,613,323
4.86%, 05/15/2112		1,940	2,582,062

			191,772,550

Colorado — 0.0%
Colorado Health Facilities Authority RB, 5.25%, 02/01/31		785	811,400

Connecticut — 0.2%
Connecticut State Health & Educational Facility Authority RB, 5.00%, 07/01/45		1,700	1,896,163
State of Connecticut GO:
3.31%, 01/15/26		4,655	4,986,436
5.09%, 10/01/30		7,910	9,281,831
5.85%, 03/15/32		9,225	11,353,761

			27,518,191

District of Columbia — 0.0%
District of Columbia RB:
5.00%, 07/15/34		775	894,699
5.00%, 07/15/35		775	892,397
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB:
7.46%, 10/01/46		1,060	1,463,118
5.00%, 10/01/53		1,000	1,026,140

			4,276,354

Florida — 0.1%
Canaveral Port Authority RB:
5.00%, 06/01/45		1,890	2,142,372
5.00%, 06/01/48		1,890	2,170,816
County of Broward, FL Airport System Revenue RB:
2.81%, 10/01/31		1,610	1,630,028
2.91%, 10/01/32		1,435	1,461,447
County of Miami-Dade, FL Aviation RB:
3.35%, 10/01/29		560	602,767
2.53%, 10/01/30		5,705	5,803,411
3.45%, 10/01/30		1,030	1,110,855
3.50%, 10/01/31		965	1,039,913
4.06%, 10/01/31		1,765	1,943,636
5.00%, 10/01/38		1,600	1,773,184
5.00%, 10/01/40		1,650	1,852,719
Sumter Landing Community Development District RB, 4.17%, 10/01/47		920	969,726

			22,500,874

Georgia — 0.1%
City of Atlanta, GA Water & Wastewater Revenue RB, 5.00%, 11/01/40		885	1,025,635

Security		Par (000)	Value

Georgia (continued)
Metropolitan Atlanta Rapid Transit Authority RB, 5.00%, 07/01/41	USD	2,220	$2,594,603
Municipal Electric Authority of Georgia RB:
6.64%, 04/01/57		2,512	3,319,759
6.66%, 04/01/57		1,895	2,491,963

			9,431,960

Idaho — 0.0%
Idaho Health Facilities Authority RB, 5.00%, 12/01/47		1,155	1,319,518

Illinois — 0.1%
State of Illinois GO, 5.10%, 06/01/33		13,140	13,079,950

Indiana — 0.0%
Indiana Finance Authority RB, 5.00%, 10/01/45		3,120	3,565,942
Indiana Housing & Community Development Authority RB GNMA Collateral, 3.80%, 07/01/38		845	896,139

			4,462,081

Louisiana — 0.0%
Louisiana Public Facilities Authority RB, 5.00%, 07/01/48		1,240	1,432,200
New Orleans Aviation Board RB, 5.00%, 01/01/40		1,140	1,235,680

			2,667,880

Maryland — 0.0%
Maryland Health & Higher Educational Facilities Authority RB:
5.00%, 08/15/25		2,080	2,384,221
5.25%, 07/01/27		815	951,064
5.00%, 08/15/27		1,305	1,492,985

			4,828,270

Massachusetts — 0.2%
Commonwealth of Massachusetts GO:
5.46%, 12/01/39		430	566,155
2.90%, 09/01/49		1,980	1,854,112
Massachusetts Bay Transportation Authority RB, 5.00%, 07/01/31		1,090	1,471,249
Massachusetts Development Finance Agency RB:
5.00%, 07/01/43		2,390	2,749,575
5.00%, 07/01/47		1,260	1,432,557
5.00%, 07/01/48		2,535	2,899,964
Massachusetts Educational Financing Authority RB, 5.00%, 01/01/22		500	529,140
Massachusetts Housing Finance Agency RB:
4.50%, 12/01/39		925	960,677
4.60%, 12/01/44		980	1,038,055
4.50%, 12/01/48		1,160	1,213,534
Massachusetts School Building Authority RB:
2.87%, 10/15/31		6,940	7,101,702
2.97%, 10/15/32		4,300	4,395,933
Massachusetts Water Resources Authority RB, 5.00%, 08/01/40		920	1,085,002

			27,297,655

Michigan — 0.1%
Great Lakes Water Authority Water Supply System Revenue RB, 5.25%, 07/01/33		755	906,355
Michigan Finance Authority RB:
5.00%, 11/15/28		1,380	1,608,128
5.00%, 06/01/39		840	935,962
5.00%, 11/15/41		850	961,894
5.00%, 12/01/47		5,290	5,815,720
2.86%, 09/01/49(d)		6,090	6,222,823

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	85

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Michigan (continued)
Michigan State Housing Development Authority RB:
3.55%, 10/01/33	USD	1,055	$1,131,329
4.00%, 10/01/43		1,010	1,080,841
4.05%, 10/01/48		465	497,992
4.15%, 10/01/53		2,400	2,572,872
Royal Oak Hospital Finance Authority RB, 5.00%, 09/01/39		1,160	1,286,602

			23,020,518

Mississippi — 0.0%
Mississippi Hospital Equipment & Facilities Authority RB, 5.00%, 09/01/46		1,610	1,753,049

Missouri — 0.0%
Health & Educational Facilities Authority of the State of Missouri RB:
5.00%, 11/15/29		840	988,655
3.23%, 05/15/50(q)		2,610	2,697,879

			3,686,534

New Jersey — 0.1%
New Jersey State Turnpike Authority RB, 7.41%, 01/01/40		2,329	3,396,823
New Jersey Transportation Trust Fund Authority RB:
5.75%, 12/15/28		3,350	3,944,458
4.13%, 06/15/42		2,490	2,446,475
Rutgers The State University of New Jersey RB, 3.27%, 05/01/43		4,555	4,522,978

			14,310,734

New York — 0.8%
City of New York, NY GO:
3.76%, 12/01/27		2,675	2,931,452
2.85%, 08/01/31		5,380	5,176,098
2.90%, 08/01/32		9,025	8,873,109
6.27%, 12/01/37		2,095	2,757,586
Dutchess County Local Development Corp. RB, 5.00%, 07/01/46		2,685	3,004,112
Metropolitan Transportation Authority RB:
5.87%, 11/15/39		735	918,596
6.67%, 11/15/39		350	466,690
6.81%, 11/15/40		860	1,170,056
AGM, 5.00%, 11/15/41		1,860	2,237,524
New York City Housing Development Corp. RB:
3.70%, 11/01/38		1,090	1,153,089
3.85%, 11/01/43		3,300	3,481,236
4.00%, 11/01/53		2,510	2,671,619
New York City Transitional Finance Authority Future Tax Secured Revenue RB:
3.55%, 05/01/25		5,040	5,413,867
3.75%, 11/01/25		4,050	4,292,068
3.05%, 05/01/27		4,675	4,904,355
3.35%, 11/01/30		6,190	6,486,810
3.90%, 08/01/31		4,860	5,250,501
New York City Water & Sewer System RB:
5.75%, 06/15/41		385	545,626
6.01%, 06/15/42		665	970,587
5.38%, 06/15/43		2,920	3,013,820
5.38%, 06/15/43		1,490	1,530,796
5.44%, 06/15/43		3,400	4,679,352
5.50%, 06/15/43		5,285	5,455,970
5.88%, 06/15/44		1,240	1,805,192
New York Convention Center Development Corp. RB, 5.00%, 11/15/40		930	1,045,543
New York Liberty Development Corp. RB, 5.00%, 11/15/44(b)		2,200	2,237,642

Security		Par (000)	Value

New York (continued)
New York State Dormitory Authority RB:
5.39%, 03/15/40	USD	1,470	$1,923,319
3.19%, 02/15/43		4,315	4,351,505
3.14%, 07/01/43		3,080	3,120,656
New York State Urban Development Corp. RB:
3.25%, 03/15/25		2,325	2,445,086
2.35%, 03/15/27		5,870	5,888,256
3.32%, 03/15/29		4,035	4,263,744
New York Transportation Development Corp. RB:
5.00%, 08/01/20		2,200	2,202,772
5.00%, 07/01/46		730	741,512
5.25%, 01/01/50		9,190	9,542,896
Port Authority of New York & New Jersey RB:
5.65%, 11/01/40		2,165	2,799,756
4.96%, 08/01/46		4,300	5,026,743
4.93%, 10/01/51		4,360	5,202,439
4.46%, 10/01/62		2,890	3,189,288
State of New York GO, 2.80%, 02/15/32		5,195	5,148,661
TSASC, Inc. RB, 5.00%, 06/01/41		1,700	1,779,271

			140,099,200

Ohio — 0.2%
American Municipal Power, Inc. RB:
7.83%, 02/15/41		1,500	2,297,340
6.45%, 02/15/44		4,635	6,446,173
8.08%, 02/15/50		2,650	4,425,553
JobsOhio Beverage System RB:
3.99%, 01/01/29		8,385	9,224,758
2.83%, 01/01/38		5,440	5,302,586

			27,696,410

Oklahoma — 0.0%
Oklahoma Development Finance Authority RB:
5.25%, 08/15/43		1,000	1,140,460
5.50%, 08/15/57		4,760	5,346,670

			6,487,130

Oregon — 0.2%
Oregon School Boards Association GO:
AMBAC, 4.76%, 06/30/28		5,785	6,049,490
5.55%, 06/30/28		7,175	8,020,502
5.68%, 06/30/28		10,105	12,338,711
State of Oregon GO, 5.89%, 06/01/27		8,145	9,504,726

			35,913,429

Pennsylvania — 0.2%
Berks County Industrial Development Authority RB, 5.00%, 11/01/47		1,780	1,949,848
City of Philadelphia, PA Airport Revenue RB, 5.00%, 07/01/42		1,000	1,113,110
Commonwealth Financing Authority RB:
3.86%, 06/01/38		1,180	1,342,392
4.14%, 06/01/38		1,730	2,121,395
3.81%, 06/01/41		16,520	19,365,074
DuBois Hospital Authority RB, 5.00%, 07/15/43		1,290	1,474,302
Pennsylvania Economic Development Financing Authority RB:
5.00%, 12/31/22		1,000	1,089,580
5.00%, 12/31/38		320	350,230
Pennsylvania Turnpike Commission RB:
5.00%, 12/01/46		1,120	1,273,362
5.00%, 12/01/48		2,805	3,302,439

			33,381,732

Puerto Rico — 0.1%
Commonwealth of Puerto Rico GO, 8.00%, 07/01/35(f)(h)		5,625	3,392,086

86	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue RB:
Series A-1, 0.00%, 07/01/46(l)	USD	18,457	$4,328,351
Series A-1, 0.00%, 07/01/51(l)		56,359	9,648,661

			17,369,098

South Carolina — 0.1%
Lexington County Health Services District, Inc. RB, 5.00%, 11/01/41		960	1,092,672
South Carolina Public Service Authority RB:
2.39%, 12/01/23		4,067	4,129,998
6.45%, 01/01/50		2,270	3,533,414
Spartanburg County School District No. 7 GO, SCSDE, 5.00%, 03/01/48		645	776,838

			9,532,922

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB:
5.00%, 07/01/40		930	1,028,487
5.00%, 07/01/46		1,800	1,968,120
Tennessee Housing Development Agency RB:
3.75%, 07/01/38		975	1,046,848
3.85%, 07/01/43		460	491,630
3.95%, 01/01/49		360	383,116

			4,918,201

Texas — 0.3%
City of San Antonio TX Electric & Gas Systems Revenue RB, 5.72%, 02/01/41		3,180	4,311,667
City Public Service Board of San Antonio, TX RB, 5.81%, 02/01/41		3,260	4,506,950
Dallas Area Rapid Transit RB:
5.00%, 12/01/41		1,780	2,087,655
5.00%, 12/01/46		2,410	2,807,409
Dallas/Fort Worth International Airport RB:
5.00%, 11/01/42		2,025	2,124,266
Series A, 5.00%, 11/01/43		60	61,306
3.14%, 11/01/45		2,420	2,391,275
5.00%, 11/01/45		3,670	3,748,795
5.00%, 11/01/45		2,650	2,763,499
New Hope Cultural Education Facilities Finance Corp. RB, 5.00%, 08/15/47		1,380	1,588,946
San Antonio Water System RB, 5.00%, 05/15/39		1,520	1,767,912
State of Texas GO, 5.52%, 04/01/39		10,740	14,578,798
Texas A&M University RB, 2.84%, 05/15/27		2,240	2,356,749
Texas Municipal Gas Acquisition & Supply Corp. RB, 6.25%, 12/15/26		720	798,343
Texas Private Activity Bond Surface Transportation Corp. RB:
5.00%, 12/31/55		370	391,608
5.00%, 06/30/58		2,185	2,330,718
University of Texas System RB, 5.00%, 08/15/30(q)		4,000	5,372,560

			53,988,456

Virginia — 0.1%
Chesapeake Bay Bridge & Tunnel District RB, 5.00%, 07/01/51		700	776,657
Tobacco Settlement Financing Corp. RB, 6.71%, 06/01/46		4,135	3,528,147
Virginia Small Business Financing Authority RB:
5.00%, 12/31/52		2,535	2,564,786

Security		Par (000)	Value

Virginia (continued)
Virginia Small Business Financing Authority RB: (continued)
5.00%, 12/31/56	USD	2,190	$2,208,133

			9,077,723

Washington — 0.1%
Central Puget Sound Regional Transit Authority RB, 5.00%, 11/01/50		1,730	2,002,164
Grant County Public Utility District No. 2 RB, 4.58%, 01/01/40		600	712,554
Port of Seattle, WA RB, 5.00%, 05/01/43		930	1,030,821
State of Washington GO:
5.00%, 08/01/40		2,720	3,174,947
5.00%, 08/01/40		1,120	1,356,510
5.00%, 02/01/41		1,880	2,255,549

			10,532,545

West Virginia — 0.1%
Tobacco Settlement Finance Authority RB,
7.47%, 06/01/47		6,515	6,277,137
West Virginia Hospital Finance Authority RB:
5.00%, 06/01/20		965	970,076
5.00%, 06/01/21		960	995,645
5.00%, 06/01/22		1,050	1,121,085
5.00%, 06/01/23		870	954,155
5.00%, 06/01/24		935	1,050,912

			11,369,010

Total Taxable Municipal Bonds — 4.2% (Cost: $701,375,655)			720,490,909

U.S. Government Sponsored Agency Securities — 85.7%

Agency Obligations — 0.0%
Fannie Mae 6.63%, 11/15/30		1,450	2,202,657

Collateralized Mortgage Obligations — 0.0%
Fannie Mae Series 2003-W5, Class A, (1 mo. LIBOR US + 0.110%), 1.85%, 04/25/33(a)		2	1,665
Freddie Mac:
Series 2015-DN1, Class B, (1 mo. LIBOR US + 11.500%), 12.45%, 01/25/25(a)		490	369,713
Series 2015-HQ2, Class B, (1 mo. LIBOR US + 7.950%), 8.90%, 05/25/25(a)		522	324,781
Series 2017-DNA2, Class B1, (1 mo. LIBOR US + 5.150%), 6.10%, 10/25/29(a)		590	302,604
Series 2017-DNA3, Class B1, (1 mo. LIBOR US + 4.450%), 5.40%, 03/25/30(a)		1,860	937,036
Series 2017-HRP1, Class M2, (1 mo. LIBOR US + 2.450%), 3.40%, 12/25/42(a)		592	549,682

			2,485,481

Commercial Mortgage-Backed Securities — 0.0%
Fannie Mae Series 2006-M2, Class A2A, 5.27%, 10/25/32(d)		956	1,083,526
Freddie Mac:
Series KL4F, Class A2AS, 3.68%, 10/25/25(d)		1,664	1,873,209
Series KW06, Class A2, 3.80%, 06/25/28(d)		1,040	1,234,874
Ginnie Mae:
Series 2015-97, Class VA, 2.25%, 12/16/38		1,035	1,030,558

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	87

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Ginnie Mae: (continued)
Series 2016-158, Class VA, 2.00%, 03/16/35	USD	677	$659,647

			5,881,814

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Ginnie Mae:
Series 2012-23, Class IO, 0.34%, 06/16/53(d)		2,784	35,355
Series 2013-191, Class IO, 0.72%, 11/16/53(d)		2,758	75,710
Series 2013-30, Class IO, 0.77%, 09/16/53(d)		11,795	403,141
Series 2013-63, Class IO, 0.79%, 09/16/51(d)		16,689	707,086
Series 2013-78, Class IO, 0.75%, 10/16/54(d)		12,736	451,890
Series 2014-40, Class AI, 1.00%, 02/16/39		1,227	6,836
Series 2014-52, Class AI, 0.83%, 08/16/41		2,410	37,526
Series 2015-173, Class IO, 0.87%, 09/16/55(d)		6,249	354,421
Series 2015-22, Class IO, 0.66%, 03/16/55(d)		7,844	285,320
Series 2015-37, Class IO, 0.72%, 10/16/56(d)		2,131	102,273
Series 2015-48, Class IO, 0.66%, 02/16/50(d)		5,194	196,516
Series 2016-110, Class IO, 1.01%, 05/16/58(d)		5,875	374,896
Series 2016-113, Class IO, 1.15%, 02/16/58(d)		7,693	582,116
Series 2016-125, Class IO, 0.99%, 12/16/57(d)		7,799	510,367
Series 2016-128, Class IO, 0.95%, 09/16/56(d)		12,814	848,883
Series 2016-152, Class IO, 0.88%, 08/15/58(d)		8,107	509,424
Series 2016-162, Class IO, 0.98%, 09/16/58(d)		25,303	1,796,683
Series 2016-165, Class IO, 0.96%, 12/16/57(d)		6,485	416,234
Series 2016-26, Class IO, 0.93%, 02/16/58(d)		31,820	1,777,943
Series 2016-36, Class IO, 0.88%, 08/16/57(d)		3,710	220,990
Series 2016-67, Class IO, 1.11%, 07/16/57(d)		3,821	244,530
Series 2016-92, Class IO, 0.96%, 04/16/58(d)		7,714	477,560
Series 2016-96, Class IO, 0.98%, 12/16/57(d)		16,604	1,015,849
Series 2018-85, Class IO, 0.50%, 07/16/60(d)		11,126	574,089

			12,005,638

Mortgage-Backed Securities — 85.6%
Fannie Mae Mortgage-Backed Securities:
4.50%, 02/01/25-05/01/49		297,135	327,467,586
2.50%, 09/01/27-02/01/33		80,345	83,678,548
3.00%, 04/01/28-04/01/50		958,677	1,007,373,740
3.50%, 08/01/28-04/01/48		217,924	233,412,107
4.00%, 08/01/31-03/01/50		205,145	222,626,579
2.00%, 10/01/31-03/01/32		15,884	16,358,990
5.00%, 11/01/32-06/01/45		25,263	27,894,103
5.50%, 12/01/32-04/01/41		20,969	23,631,434
6.00%, 02/01/34-06/01/41		12,419	14,455,107
6.50%, 05/01/40		2,490	2,905,481

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities:
2.50%, 04/01/27-04/01/31	USD	20,166	$21,006,609
3.00%, 09/01/27-04/01/50		350,659	367,994,896
3.50%, 09/01/30-03/01/48		123,863	132,737,476
5.50%, 02/01/35-06/01/41		2,900	3,279,501
5.00%, 07/01/35-11/01/41		9,622	10,613,588
4.50%, 02/01/39-04/01/49		149,322	163,323,435
4.00%, 08/01/40-11/01/48		75,973	81,642,569
Ginnie Mae Mortgage-Backed Securities:
5.00%, 04/15/33-04/15/50(r)		49,950	53,425,752
4.00%, 04/20/39-04/15/50(r)		223,315	238,025,543
4.50%, 12/20/39-04/15/50(r)		159,654	170,169,797
3.50%, 01/15/42-04/15/50(r)		424,031	448,670,556
3.00%, 12/20/44-04/15/50(r)		877,678	930,037,386
2.50%, 04/15/50(r)		199,574	208,570,423
5.50%, 04/15/50(r)		5,800	6,239,758
Uniform Mortgage-Backed Securities:
2.00%, 04/01/35(r)		43,355	44,509,157
2.50%, 04/01/35-04/01/50(r)		2,182,861	2,261,342,839
3.00%, 04/01/35-04/01/50(r)		3,504,938	3,673,840,632
3.50%, 04/01/35-04/01/50(r)		1,268,626	1,340,562,522
4.00%, 04/01/35-04/01/50(r)		1,782,068	1,900,351,972
4.50%, 04/01/35-04/01/50(r)		477,478	513,626,082
5.00%, 04/01/50(r)		42,159	45,477,375
6.00%, 04/01/50(r)		9,938	11,008,276

			14,586,259,819

Total U.S. Government Sponsored Agency Securities — 85.7% (Cost: $14,275,206,398)			14,608,835,409

U.S. Treasury Obligations — 12.3%
U.S. Treasury Bonds:
4.25%, 05/15/39		9	13,999
4.50%, 08/15/39		9	14,424
4.38%, 11/15/39		9	14,257
3.13%, 02/15/43		7	9,588
2.88%, 05/15/43-11/15/46		12,103	16,374,277
3.63%, 08/15/43		7	10,334
3.75%, 11/15/43		12,582	18,941,808
3.00%, 02/15/48		12,096	16,792,650
2.25%, 08/15/49		16	19,492
U.S. Treasury Inflation Indexed Notes:
0.63%, 04/15/23		16,126	16,243,329
0.50%, 04/15/24		1,440,268	1,461,072,965
0.13%, 10/15/24		318,452	322,333,604
0.25%, 01/15/25		238,231	240,369,628
U.S. Treasury Notes:
2.00%, 07/31/20-02/15/25		62	63,762
2.50%, 12/31/20		30	30,548
1.13%, 07/31/21		42	42,535
1.75%, 07/31/21-07/31/24		99	102,831
1.50%, 01/31/22-08/15/26		69	71,600
2.13%, 12/31/22-05/15/25		56	60,097
2.75%, 05/31/23		16	17,237
2.25%, 08/15/27		16	17,952
2.88%, 08/15/28		7	8,278
3.13%, 11/15/28		7	8,451
1.63%, 08/15/29		7	7,597

Total U.S. Treasury Obligations — 12.3% (Cost: $2,070,984,041)			2,092,641,243

88	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value

Warrants — 0.0%

Real Estate Management & Development — 0.0%
Target Hospitality Corp. (Issued/Exercisable 3/05/18, 1 Share for 1 Warrant, Expires 3/15/24, Strike Price USD 11.50)(f)		8,280	$1,242

Total Warrants — 0.0% (Cost: $11,817)			1,242

Total Long-Term Investments — 155.4% (Cost: $26,694,919,320)			26,495,380,906

Short-Term Securities — 10.4%

		Par (000)

Foreign Government Obligations — 0.1%
Arab Republic of Egypt Treasury Bill, 13.75%, 08/18/20(s)	EGP	155,500	9,397,673

Total Foreign Government Obligations — 0.1% (Cost: $9,475,441)			9,397,673

		Shares

Mutual Funds — 10.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%(t)(v)		1,763,782,828	1,763,782,828
SL Liquidity Series, LLC, Money Market Series, 0.88%(t)(u)(v)		641,893	641,764

Total Mutual Funds — 10.3% (Cost — $1,764,424,594)			1,764,424,592

Total Short-Term Investments — 10.4% (Cost: $1,773,900,035)			1,773,822,265

Options Purchased — 0.1% (Cost: $10,743,502)			14,128,438

Total Investments Before Options Written and TBA Sale Commitments — 165.9% (Cost: $28,479,562,857)			28,283,331,609

Security		Par (000)	Value

TBA Sale Commitments — (55.5)%(r)

Mortgage-Backed Securities — (55.5)%
Ginnie Mae Mortgage-Backed Securities:
2.50%, 04/15/50	USD	174,263	$(182,118,450)
3.00%, 04/15/50		430,674	(455,252,699)
3.50%, 04/15/50		30,935	(32,605,224)
4.00%, 04/15/50		18,221	(19,357,160)
4.50%, 04/15/50		36,225	(38,443,781)
5.00%, 04/15/50		12,250	(13,030,938)
Uniform Mortgage-Backed Securities:
2.00%, 04/01/35		43,355	(44,509,157)
2.50%, 04/01/35-04/01/50		2,061,055	(2,135,131,382)
3.00%, 04/01/35-04/01/50		4,071,514	(4,267,508,100)
3.50%, 04/01/50		540,993	(571,733,281)
4.00%, 04/01/50		1,459,065	(1,555,971,647)
4.50%, 04/01/50		137,751	(148,227,610)
5.50%, 04/01/50		1,113	(1,218,257)

Total TBA Sale Commitments — (55.5)% (Proceeds: $9,345,836,670)			(9,465,107,686)

Options Written — (0.1)% (Premiums Received: $6,686,861)			(18,522,096)

Total Investments Net of Options Written and TBA Sale Commitments — 110.3% (Cost: $19,127,039,326)			18,799,701,827

Liabilities in Excess of Other Assets — (10.3)%			(1,753,576,494)

Net Assets — 100.0%			$17,046,125,333

(a)	Variable rate security. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Non-income producing security.
(g)	Security, or a portion of the security, is on loan.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(j)	Convertible security.
(k)	Perpetual security with no stated maturity date.
(l)	Zero-coupon bond.
(m)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(n)	Issuer is a U.S. branch of a foreign domiciled bank.
(o)	Fixed rate.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	When-issued security.
(r)	Represents or includes a TBA transaction.
(s)	Rates are discount rates or a range of discount rates as of period end.
(t)	Annualized 7-day yield as of period end.
(u)	Security was purchased with the cash collateral from loaned securities.

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	89

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

(v)

Investments in issuers considered to be an affiliate/affiliates of the Master Portfolio during the six months ended March 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Par/Shares Held at 09/30/19	Par/Shares Purchased		Par/Shares Sold		Par/Shares Held at 03/31/20	Value at 03/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Capital Finance LP, Series 1997-R2, Class AP	$3,374	$—		$—		$3,374	$3,104	$—		$—	$47
BlackRock Liquidity Funds, T-Fund, Institutional Class	205,577,418	1,558,205,410	(b)	—		1,763,782,828	1,763,782,828	7,836,799		2,436	—
iShares China Large-Cap ETF	—	248,821		(248,821)		—	—	—		(137,505)	—
iShares MSCI Emerging Markets ETF	138,000	—		(138,000)		—	—	—		245,218	128,478
SL Liquidity Series, LLC, Money Market Series	1,616,527	—		(974,634	)(b)	641,893	641,764	3,479	(c)	—	(2)

							$1,764,427,696	$7,840,278		$110,149	$128,523

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Bonds (30 Year)	946	06/19/20	$169,393	$1,286,769
U.S. Ultra Treasury Bonds	5,722	06/19/20	1,269,569	129,964,901
U.S. Ultra Treasury Bonds (10 Year)	1,363	06/19/20	212,671	5,505,247
U.S. Treasury Notes (2 Year)	6,565	06/30/20	1,446,813	10,215,194
U.S. Treasury Notes (5 Year)	10,658	06/30/20	1,336,080	5,990,740

				152,962,851

Short Contracts
Euro-Bund	38	06/08/20	7,230	5,779
Euro-Buxl	260	06/08/20	60,190	2,537,580
Euro-Schatz	4	06/08/20	495	2,216
E-Mini S&P 500 Index	1,039	06/19/20	133,496	1,094,191
U.S. Treasury Notes (10 Year)	211	06/19/20	29,263	30,293

				3,670,059

				$156,632,910

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	209,312,700,000	USD	12,802,000	JPMorgan Chase Bank N.A.	04/02/20	$28,906
JPY	107,758	USD	1,000	Morgan Stanley & Co. International PLC	04/02/20	2
USD	1,989,500	BRL	10,079,802	Citibank N.A.	04/02/20	49,889
USD	1,989,500	BRL	10,055,928	Citibank N.A.	04/02/20	54,483
USD	1,989,500	BRL	9,983,311	Citibank N.A.	04/02/20	68,456
USD	3,714,000	BRL	17,808,630	Citibank N.A.	04/02/20	287,166
USD	2,667,000	BRL	11,800,142	Citibank N.A.	04/02/20	396,352
USD	1,989,500	BRL	10,015,143	Deutsche Bank AG	04/02/20	62,331
USD	4,597,000	BRL	20,824,870	Morgan Stanley & Co. International PLC	04/02/20	589,764

90	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,331,000	GBP	1,040,363	Standard Chartered Bank	04/02/20	$38,707
USD	1,331,000	HUF	408,182,429	HSBC Bank PLC	04/02/20	83,024
USD	3,967,316	IDR	57,113,482,288	Bank of America N.A.	04/02/20	466,250
USD	3,967,316	IDR	57,244,403,574	BNP Paribas S.A.	04/02/20	458,224
USD	4,867,368	IDR	71,014,896,932	JPMorgan Chase Bank N.A.	04/02/20	514,142
USD	1,000	JPY	107,188	State Street Bank and Trust Co.	04/02/20	3
USD	666,000	MXN	12,939,557	Bank of America N.A.	04/02/20	120,712
USD	665,000	MXN	12,966,336	Goldman Sachs International	04/02/20	118,583
USD	1,000	MXN	19,732	UBS AG	04/02/20	168
USD	1,330,000	SEK	12,865,800	State Street Bank and Trust Co.	04/02/20	29,381
USD	3,312,000	ZAR	58,759,848	Bank of America N.A.	04/02/20	27,722
USD	12,751,916	ZAR	224,888,965	Bank of America N.A.	04/02/20	182,145
USD	3,339,000	ZAR	57,982,486	Deutsche Bank AG	04/02/20	98,171
USD	665,000	ZAR	10,261,283	Goldman Sachs International	04/02/20	91,464
USD	666,000	ZAR	10,250,134	Morgan Stanley & Co. International PLC	04/02/20	93,087
USD	4,248,000	ZAR	68,577,354	Morgan Stanley & Co. International PLC	04/02/20	414,990
AUD	320,000	USD	196,015	Goldman Sachs International	04/03/20	821
AUD	320,000	USD	193,279	JPMorgan Chase Bank N.A.	04/03/20	3,557
EUR	4,085,000	JPY	476,859,615	Citibank N.A.	04/03/20	70,313
USD	421,202	AUD	640,000	Morgan Stanley & Co. International PLC	04/03/20	27,530
USD	1,576,353	EUR	1,384,000	Morgan Stanley & Co. International PLC	04/03/20	49,750
USD	429,569	EUR	385,000	UBS AG	04/03/20	4,900
USD	89,897,218	EUR	80,720,000	UBS AG	04/03/20	860,081
USD	45,012,840	EUR	39,662,000	UBS AG	04/03/20	1,264,191
USD	666,000	IDR	9,461,622,240	BNP Paribas S.A.	04/03/20	86,057
USD	665,000	IDR	9,454,970,000	JPMorgan Chase Bank N.A.	04/03/20	85,465
USD	1,000	IDR	14,507,500	Royal Bank of Canada	04/03/20	111
USD	1,000	RUB	67,016	Credit Suisse International	04/03/20	147
USD	664,000	RUB	44,036,791	Goldman Sachs International	04/03/20	103,612
USD	666,000	RUB	44,135,067	Goldman Sachs International	04/03/20	104,362
USD	3,335,000	BRL	17,088,840	JPMorgan Chase Bank N.A.	04/06/20	47,578
USD	4,152,000	KRW	4,915,968,000	BNP Paribas S.A.	04/06/20	112,950
USD	5,605,000	MXN	117,993,658	BNP Paribas S.A.	04/06/20	635,653
USD	4,597,000	MXN	93,358,565	Goldman Sachs International	04/06/20	665,169
USD	665,000	INR	49,267,190	JPMorgan Chase Bank N.A.	04/07/20	14,311
USD	1,000	INR	74,075	Royal Bank of Canada	04/07/20	22
USD	665,000	INR	48,977,383	TD Securities, Inc.	04/07/20	18,139
CAD	5,255,652	USD	3,707,000	Morgan Stanley & Co. International PLC	04/09/20	27,986
KRW	5,179,240,500	USD	4,234,000	BNP Paribas S.A.	04/09/20	21,779
KRW	3,290,192,000	USD	2,603,000	JPMorgan Chase Bank N.A.	04/09/20	100,549
USD	7,414,000	CAD	10,090,602	Morgan Stanley & Co. International PLC	04/09/20	243,004
USD	3,695,000	ZAR	57,460,258	Citibank N.A.	04/09/20	486,971
USD	4,627,000	RUB	317,805,495	Citibank N.A.	04/10/20	587,904
USD	4,634,000	RUB	346,067,120	JPMorgan Chase Bank N.A.	04/10/20	235,718
JPY	476,095,386	USD	4,339,000	Citibank N.A.	04/13/20	91,884
JPY	231,263,302	USD	2,080,000	HSBC Bank PLC	04/13/20	72,302
JPY	474,699,269	USD	4,339,000	JPMorgan Chase Bank N.A.	04/13/20	78,891
JPY	474,900,512	USD	4,339,000	JPMorgan Chase Bank N.A.	04/13/20	80,764
JPY	475,092,947	USD	4,339,000	JPMorgan Chase Bank N.A.	04/13/20	82,555
JPY	474,879,251	USD	4,339,000	UBS AG	04/13/20	80,566
RUB	326,563,200	USD	4,140,000	Citibank N.A.	04/13/20	8,149
RUB	198,266,720	USD	2,504,000	Citibank N.A.	04/13/20	14,471

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	91

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,671,000	JPY	477,019,288	BNP Paribas S.A.	04/13/20	$231,517
USD	4,671,000	JPY	478,879,794	JPMorgan Chase Bank N.A.	04/13/20	214,202
USD	14,628,000	JPY	1,523,426,916	JPMorgan Chase Bank N.A.	04/13/20	449,900
USD	4,545,000	JPY	483,706,170	Morgan Stanley & Co. International PLC	04/13/20	43,284
USD	4,545,000	JPY	484,284,021	Standard Chartered Bank	04/13/20	37,907
USD	4,558,000	RUB	327,925,310	Bank of America N.A.	04/13/20	392,548
USD	3,737,000	RUB	270,558,800	Deutsche Bank AG	04/13/20	300,243
USD	1,754,571	ZAR	29,004,812	JPMorgan Chase Bank N.A.	04/14/20	136,520
USD	2,259,381	ZAR	37,275,260	JPMorgan Chase Bank N.A.	04/14/20	179,958
USD	2,374,619	ZAR	38,986,502	JPMorgan Chase Bank N.A.	04/14/20	199,734
USD	2,887,429	ZAR	47,732,090	JPMorgan Chase Bank N.A.	04/14/20	224,666
USD	3,737,000	ZAR	61,114,151	UBS AG	04/14/20	327,711
IDR	133,654,807,918	USD	8,110,122	Goldman Sachs International	04/15/20	72,617
IDR	99,448,378,241	USD	6,010,781	Goldman Sachs International	04/15/20	77,740
USD	18,913,118	IDR	276,944,791,540	Bank of America N.A.	04/15/20	1,957,747
USD	2,506,645	IDR	36,872,743,891	JPMorgan Chase Bank N.A.	04/15/20	249,187
EUR	3,903,000	USD	4,194,194	HSBC Bank PLC	04/16/20	113,265
EUR	2,419,000	USD	2,616,435	JPMorgan Chase Bank N.A.	04/16/20	53,240
EUR	3,213,000	USD	3,463,583	JPMorgan Chase Bank N.A.	04/16/20	82,372
USD	2,653,000	ZAR	43,749,814	Bank of America N.A.	04/17/20	213,565
USD	3,337,000	COP	13,558,231,000	JPMorgan Chase Bank N.A.	04/20/20	4,011
CNH	17,850,263	USD	2,515,000	Goldman Sachs International	04/24/20	1,021
MXN	60,157,464	USD	2,515,000	JPMorgan Chase Bank N.A.	04/24/20	11,595
AUD	5,567,000	USD	3,319,853	JPMorgan Chase Bank N.A.	04/27/20	104,963
MXN	61,235,552	USD	2,540,000	Bank of America N.A.	04/27/20	30,697
MXN	40,889,124	USD	1,656,000	JPMorgan Chase Bank N.A.	04/27/20	60,545
MXN	60,827,746	USD	2,504,000	UBS AG	04/27/20	49,577
USD	11,353,916	ZAR	202,860,417	BNP Paribas S.A.	04/29/20	64,402
EUR	3,028,000	USD	3,325,577	Bank of America N.A.	04/30/20	18,137
GBP	2,073,000	USD	2,504,901	JPMorgan Chase Bank N.A.	04/30/20	71,791
AUD	5,553,000	USD	3,404,000	Deutsche Bank AG	05/04/20	12,272
EUR	815,000	USD	899,564	JPMorgan Chase Bank N.A.	05/04/20	540
EUR	815,000	USD	899,564	JPMorgan Chase Bank N.A.	05/04/20	541
EUR	2,293,000	USD	2,531,894	UBS AG	05/04/20	549
EUR	2,293,000	USD	2,531,894	UBS AG	05/04/20	549
USD	47,112,200	EUR	42,643,000	UBS AG	05/05/20	14,569
USD	7,612,000	RUB	507,111,440	Deutsche Bank AG	05/06/20	1,195,187
USD	3,563,192	EUR	3,139,000	JPMorgan Chase Bank N.A.	06/12/20	91,515
USD	5,677,585	EUR	5,001,678	JPMorgan Chase Bank N.A.	06/12/20	145,819
JPY	49,902,000	USD	452,999	Bank of America N.A.	06/16/20	12,622
USD	522,420	CNH	3,634,112	HSBC Bank PLC	06/16/20	10,506
USD	1,577,697	COP	6,404,503,000	NatWest Markets PLC	06/16/20	9,812
USD	4,679,963	EUR	4,171,421	Bank of America N.A.	06/16/20	65,774
USD	3,546,326	JPY	379,253,013	JPMorgan Chase Bank N.A.	06/16/20	7,626
USD	3,545,348	JPY	379,253,013	UBS AG	06/16/20	6,648
USD	1,300,460	TWD	38,600,260	HSBC Bank PLC	06/16/20	18,121
AUD	13,175,000	CAD	11,208,697	Citibank N.A.	06/17/20	135,067
AUD	62,176,065	CAD	52,911,210	Citibank N.A.	06/17/20	627,026
AUD	64,290,000	CAD	54,696,003	JPMorgan Chase Bank N.A.	06/17/20	658,403
CNH	186,877,872	USD	26,241,732	HSBC Bank PLC	06/17/20	82,123
CNH	186,972,037	USD	26,244,268	HSBC Bank PLC	06/17/20	92,851
CNH	432,685,182	USD	60,939,000	JPMorgan Chase Bank N.A.	06/17/20	9,585

92	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	5,821,200	USD	6,435,660	Barclays Bank PLC	06/17/20	$3,656
GBP	143,964,733	EUR	158,012,000	Morgan Stanley & Co. International PLC	06/17/20	4,271,283
JPY	1,251,433,936	USD	11,552,000	Goldman Sachs International	06/17/20	125,226
USD	221,866,000	CNH	1,557,011,215	Citibank N.A.	06/17/20	2,543,419
USD	3,355,629	EUR	3,002,800	Citibank N.A.	06/17/20	33,981
USD	30,082,722	IDR	433,958,310,949	JPMorgan Chase Bank N.A.	06/17/20	3,664,377
USD	54,469,773	RUB	3,685,152,508	Citibank N.A.	06/17/20	8,109,289
USD	29,697,746	IDR	433,958,310,948	JPMorgan Chase Bank N.A.	07/15/20	3,357,063
USD	1,790,749	EUR	1,591,408	UBS AG	11/27/20	21,772

						41,944,767

BRL	11,940,159	USD	2,667,000	Citibank N.A.	04/02/20	(369,409)
BRL	32,753,301	USD	7,329,000	Deutsche Bank AG	04/02/20	(1,026,430)
BRL	8,844,980	USD	1,868,000	Deutsche Bank AG	04/02/20	(166,000)
BRL	17,085,739	USD	3,335,000	JPMorgan Chase Bank N.A.	04/02/20	(47,268)
BRL	17,389,008	USD	3,737,000	Morgan Stanley & Co. International PLC	04/02/20	(390,912)
EUR	597,247	USD	665,000	Bank of America N.A.	04/02/20	(6,242)
EUR	594,633	USD	665,000	Morgan Stanley & Co. International PLC	04/02/20	(9,125)
GBP	518,853	USD	665,000	Morgan Stanley & Co. International PLC	04/02/20	(20,504)
GBP	520,086	USD	666,000	TD Securities, Inc.	04/02/20	(19,972)
HUF	200,332,800	USD	666,000	Bank of America N.A.	04/02/20	(53,503)
HUF	200,637,749	USD	665,000	HSBC Bank PLC	04/02/20	(51,570)
JPY	71,259,982	USD	666,000	Morgan Stanley & Co. International PLC	04/02/20	(3,199)
JPY	71,311,594	USD	665,000	Morgan Stanley & Co. International PLC	04/02/20	(1,719)
MXN	19,539	USD	1,000	NatWest Markets PLC	04/02/20	(177)
MXN	26,457,702	USD	1,331,000	Royal Bank of Canada	04/02/20	(216,042)
SEK	6,279,317	USD	665,000	Morgan Stanley & Co. International PLC	04/02/20	(30,216)
SEK	6,308,332	USD	665,000	State Street Bank and Trust Co.	04/02/20	(27,283)
USD	1,330,000	EUR	1,207,547	JPMorgan Chase Bank N.A.	04/02/20	(1,915)
USD	1,331,000	JPY	143,349,232	TD Securities, Inc.	04/02/20	(2,316)
ZAR	55,034,791	USD	3,580,500	Bank of America N.A.	04/02/20	(504,428)
ZAR	57,842,603	USD	3,353,000	Bank of America N.A.	04/02/20	(119,990)
ZAR	88,859,148	USD	5,605,000	BNP Paribas S.A.	04/02/20	(638,375)
ZAR	202,054,289	USD	11,353,916	BNP Paribas S.A.	04/02/20	(60,448)
ZAR	40,784,375	USD	2,650,000	Deutsche Bank AG	04/02/20	(370,429)
ZAR	58,417,254	USD	3,339,000	JPMorgan Chase Bank N.A.	04/02/20	(73,871)
ZAR	21,024,685	USD	1,331,000	NatWest Markets PLC	04/02/20	(155,862)
EUR	84,174,000	USD	92,951,740	Morgan Stanley & Co. International PLC	04/03/20	(104,714)
EUR	49,012,000	USD	54,850,751	Northern Trust Corp.	04/03/20	(788,707)
EUR	42,643,000	USD	47,048,022	UBS AG	04/03/20	(11,220)
IDR	14,221,000	USD	1,000	JPMorgan Chase Bank N.A.	04/03/20	(128)
IDR	19,420,754,100	USD	1,331,000	Morgan Stanley & Co. International PLC	04/03/20	(140,620)
JPY	482,587,479	EUR	4,085,000	JPMorgan Chase Bank N.A.	04/03/20	(17,034)
RUB	89,885,772	USD	1,331,000	NatWest Markets PLC	04/03/20	(187,163)
USD	3,405,165	EUR	3,130,000	BNP Paribas S.A.	04/03/20	(47,340)
USD	2,578,474	EUR	2,374,000	Goldman Sachs International	04/03/20	(40,135)
USD	2,227,421	EUR	2,042,000	Morgan Stanley & Co. International PLC	04/03/20	(24,980)
USD	704,771	EUR	646,000	Morgan Stanley & Co. International PLC	04/03/20	(7,791)
USD	3,274,293	EUR	2,975,000	Morgan Stanley & Co. International PLC	04/03/20	(7,241)
USD	1,347,844	EUR	1,246,000	Standard Chartered Bank	04/03/20	(26,540)
USD	1,388,321	EUR	1,280,000	Standard Chartered Bank	04/03/20	(23,566)
USD	8,767,282	EUR	8,083,000	State Street Bank and Trust Co.	04/03/20	(148,565)
USD	295,036	EUR	271,000	State Street Bank and Trust Co.	04/03/20	(3,887)

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	93

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	34,570,322	EUR	31,442,000	UBS AG	04/03/20	$(111,364)
USD	191,294	EUR	174,000	UBS AG	04/03/20	(634)
KRW	4,975,756,800	USD	4,152,000	JPMorgan Chase Bank N.A.	04/06/20	(63,827)
MXN	114,889,609	USD	5,605,000	Citibank N.A.	04/06/20	(766,382)
MXN	364,033,416	USD	17,288,000	UBS AG	04/06/20	(1,956,598)
MXN	88,655,540	USD	4,597,000	UBS AG	04/06/20	(863,239)
MXN	96,337,881	USD	4,575,100	UBS AG	04/06/20	(517,794)
INR	97,235,540	USD	1,331,000	TD Securities, Inc.	04/07/20	(46,776)
CAD	5,130,371	USD	3,707,000	JPMorgan Chase Bank N.A.	04/09/20	(61,046)
KRW	4,379,380,200	USD	3,636,000	JPMorgan Chase Bank N.A.	04/09/20	(37,466)
USD	3,724,000	KRW	4,552,605,157	BNP Paribas S.A.	04/09/20	(16,873)
USD	2,515,000	KRW	3,141,235,000	JPMorgan Chase Bank N.A.	04/09/20	(66,151)
ZAR	58,887,215	USD	3,695,000	Bank of America N.A.	04/09/20	(407,303)
RUB	194,034,960	USD	2,504,000	Citibank N.A.	04/10/20	(37,945)
JPY	957,775,605	USD	9,285,000	HSBC Bank PLC	04/13/20	(371,255)
RUB	199,542,400	USD	2,540,000	Citibank N.A.	04/13/20	(5,325)
ZAR	75,318,771	USD	4,642,000	Bank of America N.A.	04/14/20	(440,297)
ZAR	60,634,694	USD	3,737,000	Bank of America N.A.	04/14/20	(354,457)
ZAR	74,378,480	USD	4,634,000	Citibank N.A.	04/14/20	(484,752)
IDR	170,044,636,000	USD	11,747,471	Bank of America N.A.	04/15/20	(1,336,840)
IDR	57,285,509,367	USD	4,160,168	Bank of America N.A.	04/15/20	(652,981)
IDR	116,204,895,000	USD	7,610,013	Bank of America N.A.	04/15/20	(495,609)
IDR	61,650,094,514	USD	4,480,059	BNP Paribas S.A.	04/15/20	(705,660)
IDR	133,654,810,000	USD	8,735,609	Deutsche Bank AG	04/15/20	(552,870)
IDR	57,188,560,579	USD	4,159,773	JPMorgan Chase Bank N.A.	04/15/20	(658,522)
IDR	68,013,095,000	USD	4,687,326	JPMorgan Chase Bank N.A.	04/15/20	(523,365)
JPY	3,398,353,133	CAD	44,835,000	Goldman Sachs International	04/15/20	(233,946)
USD	12,802,000	IDR	209,914,394,000	JPMorgan Chase Bank N.A.	04/15/20	(49,574)
USD	2,647,112	EUR	2,419,000	BNP Paribas S.A.	04/16/20	(22,564)
USD	7,796,921	EUR	7,116,000	Morgan Stanley & Co. International PLC	04/16/20	(56,494)
USD	2,540,000	ZAR	45,639,827	Deutsche Bank AG	04/17/20	(4,820)
ZAR	88,198,472	USD	5,454,000	HSBC Bank PLC	04/17/20	(536,163)
COP	10,357,342,000	USD	2,558,000	Deutsche Bank AG	04/20/20	(11,879)
USD	2,657,000	COP	11,092,975,000	Citibank N.A.	04/20/20	(69,960)
KZT	237,293,000	USD	622,000	Citibank N.A.	04/24/20	(97,075)
KZT	238,080,000	USD	620,000	Goldman Sachs International	04/24/20	(93,334)
USD	2,515,000	MXN	61,119,530	Citibank N.A.	04/24/20	(52,001)
MXN	60,629,046	USD	2,558,000	UBS AG	04/27/20	(12,764)
USD	3,374,448	AUD	5,567,000	UBS AG	04/27/20	(50,367)
USD	3,312,000	CAD	4,808,176	UBS AG	04/27/20	(105,755)
USD	1,656,000	MXN	41,730,475	UBS AG	04/27/20	(95,865)
IDR	40,286,856,000	USD	2,504,000	JPMorgan Chase Bank N.A.	04/30/20	(41,102)
USD	3,337,938	EUR	3,028,000	HSBC Bank PLC	04/30/20	(5,776)
USD	2,536,382	GBP	2,073,000	UBS AG	04/30/20	(40,310)
USD	2,504,000	IDR	41,153,240,000	JPMorgan Chase Bank N.A.	04/30/20	(11,864)
USD	196,044	AUD	320,000	Goldman Sachs International	05/05/20	(824)
USD	193,300	AUD	320,000	JPMorgan Chase Bank N.A.	05/05/20	(3,568)
RUB	507,111,440	USD	7,612,000	Citibank N.A.	05/06/20	(1,195,187)
USD	1,135,198	EUR	1,056,693	UBS AG	06/12/20	(33,484)
EUR	93,000	USD	102,963	Standard Chartered Bank	06/16/20	(91)
JPY	29,919,000	USD	279,180	Goldman Sachs International	06/16/20	(15)
JPY	80,000,000	USD	747,718	Morgan Stanley & Co. International PLC	06/16/20	(1,261)

94	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	9,725,000	USD	91,474	Morgan Stanley & Co. International PLC	06/16/20	$(733)
USD	5,907,215	HKD	45,904,082	Bank of America N.A.	06/16/20	(12,045)
CNH	288,343,035	USD	40,626,000	Bank of America N.A.	06/17/20	(9,633)
CNH	240,075,123	USD	33,910,353	HSBC Bank PLC	06/17/20	(93,065)
CNH	119,838,702	USD	16,953,908	HSBC Bank PLC	06/17/20	(73,276)
CNH	119,884,101	USD	16,950,739	HSBC Bank PLC	06/17/20	(63,712)
IDR	81,316,920,000	USD	4,953,818	Barclays Bank PLC	06/17/20	(31,595)
JPY	2,111,542,000	USD	20,000,000	Deutsche Bank AG	06/17/20	(297,040)
RUB	221,950,000	USD	2,908,150	Bank of America N.A.	06/17/20	(115,943)
RUB	308,100,000	USD	4,180,461	Barclays Bank PLC	06/17/20	(304,457)
RUB	120,975,000	USD	1,645,694	Credit Suisse International	06/17/20	(123,787)
RUB	120,934,965	USD	1,634,477	Credit Suisse International	06/17/20	(113,074)
RUB	110,970,000	USD	1,474,880	Credit Suisse International	06/17/20	(78,840)
RUB	111,248,914	USD	1,462,262	Credit Suisse International	06/17/20	(62,713)
RUB	110,185,000	USD	1,445,334	Credit Suisse International	06/17/20	(59,168)
RUB	111,468,276	USD	1,456,911	Credit Suisse International	06/17/20	(54,602)
RUB	118,654,642	USD	1,550,534	Goldman Sachs International	06/17/20	(57,818)
RUB	219,645,000	USD	2,965,251	HSBC Bank PLC	06/17/20	(202,041)
RUB	120,975,000	USD	1,645,963	HSBC Bank PLC	06/17/20	(124,056)
RUB	210,420,000	USD	2,764,955	HSBC Bank PLC	06/17/20	(117,799)
RUB	111,820,000	USD	1,512,655	HSBC Bank PLC	06/17/20	(105,921)
RUB	119,425,000	USD	1,567,916	HSBC Bank PLC	06/17/20	(65,508)
USD	11,455,407	EUR	10,582,000	NatWest Markets PLC	06/17/20	(250,229)
USD	6,200,037	EUR	5,723,800	UBS AG	06/17/20	(131,537)
USD	6,469,245	EUR	5,870,000	UBS AG	06/17/20	(24,053)
USD	3,188,725	EUR	2,888,000	UBS AG	06/17/20	(5,934)
USD	3,320,367	EUR	3,002,800	UBS AG	06/17/20	(1,281)
USD	5,000,000	JPY	547,051,150	Citibank N.A.	06/17/20	(104,576)
KZT	241,335,000	USD	620,000	Goldman Sachs International	07/24/20	(99,079)
KZT	254,121,780	USD	650,760	NatWest Markets PLC	07/24/20	(102,239)

						(23,193,964)

Net Unrealized Appreciation						$18,750,803

Interest Rate Caps Purchased

Reference Entity	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
10Y-2Y CMS Index Cap	0.50%	Morgan Stanley & Co. International PLC	05/06/20	USD	1,998,039	$313,672	$899,118	$(585,446)

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	95

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Amazon.com, Inc.	102	05/15/20	USD	2,400.00	USD	19,887	$65,280
Amazon.com, Inc.	53	05/15/20	USD	2,200.00	USD	10,334	136,210
iShares FTSE/Xinhua China 25 Index ETF	2,495	05/15/20	USD	46.00	USD	9,366	6,238
EURO STOXX Banks Index	2,492	06/19/20	EUR	105.00	EUR	6,770	27,484
SPDR S&P 500 ETF Trust	519	06/30/20	USD	335.00	USD	13,377	8,564
SPDR S&P 500 ETF Trust	807	09/18/20	USD	310.00	USD	20,800	216,276
SPDR S&P 500 ETF Trust	1,017	12/17/21	USD	315.00	USD	26,213	975,812

							1,435,864

Put
SPDR S&P 500 ETF Trust	1,751	04/01/20	USD	250.00	USD	45,132	250,393
SPDR S&P 500 ETF Trust	577	04/03/20	USD	240.00	USD	14,872	87,704
iShares 20 Year Treasury Bond ETF	1,164	04/17/20	USD	160.00	USD	19,203	176,346
iShares 20 Year Treasury Bond ETF	468	05/15/20	USD	138.00	USD	7,721	26,910
CBOE Volatility Index	1,672	05/20/20	USD	21.00	USD	8,952	58,520

							599,873

							$2,035,737

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value

Put
USD Currency(a)	Down-and-Out	Bank of America N.A.	—	04/02/20	MXN	19.50	MXN	18.85	USD	7,329	$1
EUR Currency	One-Touch	Citibank N.A.	—	04/14/20	USD	1.05	USD	1.05	EUR	806	69,669
USD Currency	One-Touch	JPMorgan Chase Bank N.A.	—	04/14/20	CNH	6.73	CNH	6.73	USD	512	1,348
EUR Currency	One-Touch	Citibank N.A.	—	04/16/20	USD	1.01	USD	1.01	EUR	834	25,049
USD Currency	Down-and-Out	Deutsche Bank AG	—	04/24/20	RUB	65.30	RUB	63.20	USD	9,086	84
USD Currency	One-Touch	Citibank N.A.	—	04/27/20	JPY	102.00	JPY	102.00	USD	578	118,227
USD Currency	Down-and-Out	Deutsche Bank AG	—	04/29/20	MXN	23.40	MXN	22.50	USD	5,928	3,672
USD Currency	One-Touch	JPMorgan Chase Bank N.A.	—	07/03/20	CNH	6.70	CNH	6.70	USD	2,040	50,298

											$268,348

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Deutsche Bank AG	—	04/07/20	KRW	1,200.00	USD	7,389	$139,031
USD Currency	Citibank N.A.	—	04/08/20	ZAR	15.60	USD	12,461	1,566,132
EUR Currency	Bank of America N.A.	—	05/11/20	GBP	0.86	EUR	66,401	2,454,026
EUR Currency	Bank of America N.A.	—	05/11/20	GBP	0.88	EUR	34,359	688,294
EUR Currency	JPMorgan Chase Bank N.A.	—	05/11/20	GBP	0.88	EUR	66,401	1,330,173
EUR Currency	JPMorgan Chase Bank N.A.	—	05/11/20	GBP	0.86	EUR	34,359	1,269,828
USD Currency	JPMorgan Chase Bank N.A.	—	05/21/20	MXN	25.50	USD	3,312	74,781

96	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	Deutsche Bank AG	—	06/04/20	ZAR	15.80	USD	13,792	$1,697,015

								9,219,280
Put
EUR Currency	Bank of America N.A.	—	04/01/20	JPY	118.00	EUR	8,204	12,348
EUR Currency(a)	Bank of America N.A.	—	04/02/20	NOK	10.20	EUR	8,258	1
EUR Currency	Credit Suisse International	—	04/02/20	MXN	21.25	EUR	26,828	610
USD Currency	Deutsche Bank AG	—	04/02/20	JPY	107.00	USD	24,295	68,474
USD Currency(a)	Deutsche Bank AG	—	04/02/20	BRL	4.20	USD	7,058	1
USD Currency(a)	HSBC Bank PLC	—	04/02/20	MXN	19.75	USD	9,162	1
USD Currency(a)	Deutsche Bank AG	—	04/03/20	RUB	63.00	USD	7,058	1
USD Currency	Bank of America N.A.	—	04/10/20	RUB	62.50	USD	7,040	116
USD Currency	Deutsche Bank AG	—	04/10/20	RUB	62.50	USD	13,305	219
CAD Currency	Deutsche Bank AG	—	04/13/20	JPY	82.00	CAD	15,000	789,518
EUR Currency	Deutsche Bank AG	—	04/14/20	USD	1.11	EUR	6,451	84,566
EUR Currency	Deutsche Bank AG	—	04/14/20	USD	1.11	EUR	6,451	84,566
EUR Currency	JPMorgan Chase Bank N.A.	—	04/14/20	USD	1.08	EUR	12,902	32,496
USD Currency	Citibank N.A.	—	04/24/20	RUB	65.30	USD	12,720	2,521
EUR Currency	JPMorgan Chase Bank N.A.	—	04/29/20	USD	1.11	EUR	29,665	405,254
USD Currency	Deutsche Bank AG	—	04/29/20	ZAR	17.50	USD	11,855	173,599
USD Currency	Deutsche Bank AG	—	04/30/20	RUB	65.30	USD	13,742	3,342
USD Currency	Deutsche Bank AG	—	05/01/20	JPY	104.00	USD	8,098	52,319
USD Currency	Deutsche Bank AG	—	05/22/20	RUB	78.00	USD	4,396	130,659
USD Currency	Deutsche Bank AG	—	05/22/20	ZAR	17.50	USD	2,867	54,010
USD Currency	Morgan Stanley & Co. International PLC	—	05/27/20	JPY	108.00	USD	12,513	258,356
USD Currency	Bank of America N.A.	—	05/28/20	RUB	65.00	USD	14,048	7,853
USD Currency	BNP Paribas S.A.	—	07/03/20	CNH	6.90	USD	27,170	70,189
USD Currency	BNP Paribas S.A.	—	07/21/20	CNH	6.85	USD	25,275	60,382

								2,291,401

								$11,510,681

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	97

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
iShares iBoxx $ Investment Grade Corp. Bond Fund	700	06/19/20	USD	136.00	USD	8,646	$(31,500)
Put
SPDR S&P 500 ETF Trust	423	04/17/20	USD	290.00	USD	10,903	(1,429,317)
SPDR S&P 500 ETF Trust	581	09/18/20	USD	230.00	USD	14,975	(918,852)

							(2,348,169)

							$(2,379,669)

OTC Barrier Options Written

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	Down-and-Out	Deutsche Bank AG	—	04/24/20	RUB	64.00	RUB	63.20	USD	9,086	$(4)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Deutsche Bank AG	—	04/02/20	BRL	4.35	USD	4,411	$(713,703)
USD Currency	HSBC Bank PLC	—	04/02/20	MXN	20.00	USD	2,748	(419,938)
USD Currency	Citibank N.A.	—	04/08/20	ZAR	17.00	USD	6,230	(307,234)
USD Currency	Bank of America N.A.	—	04/10/20	RUB	66.00	USD	4,400	(677,166)
USD Currency	Deutsche Bank AG	—	04/10/20	RUB	64.00	USD	2,661	(477,667)
USD Currency	Deutsche Bank AG	—	04/30/20	RUB	67.50	USD	6,413	(887,445)
EUR Currency	Bank of America N.A.	—	05/11/20	GBP	0.88	EUR	66,401	(1,330,173)
EUR Currency	Bank of America N.A.	—	05/11/20	GBP	0.86	EUR	34,359	(1,269,828)
EUR Currency	JPMorgan Chase Bank N.A.	—	05/11/20	GBP	0.86	EUR	66,401	(2,454,028)
EUR Currency	JPMorgan Chase Bank N.A.	—	05/11/20	GBP	0.88	EUR	34,359	(688,294)
USD Currency	Deutsche Bank AG	—	05/21/20	MXN	25.50	USD	3,312	(74,781)
USD Currency	Deutsche Bank AG	—	06/04/20	ZAR	17.00	USD	20,229	(1,323,314)

								(10,623,571)

Put
USD Currency(a)	HSBC Bank PLC	—	04/02/20	MXN	19.25	USD	13,742	(1)
USD Currency	Deutsche Bank AG	—	04/10/20	RUB	61.00	USD	26,611	(256)
CAD Currency	Bank of America N.A.	—	04/13/20	JPY	82.00	CAD	15,000	(789,518)
CAD Currency	Deutsche Bank AG	—	04/13/20	JPY	80.00	CAD	65,000	(2,259,680)
EUR Currency	Deutsche Bank AG	—	04/14/20	USD	1.08	EUR	6,451	(16,248)
EUR Currency	Deutsche Bank AG	—	04/14/20	USD	1.08	EUR	6,451	(16,248)

98	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	Citibank N.A.	—	04/24/20	RUB	63.50	USD	12,720	$(1,382)
EUR Currency	Citibank N.A.	—	04/29/20	USD	1.11	EUR	29,665	(405,254)
USD Currency	Citibank N.A.	—	04/29/20	MXN	23.00	USD	3,387	(76,687)
USD Currency	Deutsche Bank AG	—	04/29/20	ZAR	17.00	USD	17,783	(113,966)
USD Currency	Citibank N.A.	—	05/01/20	JPY	104.00	USD	8,098	(52,319)
USD Currency	Deutsche Bank AG	—	05/22/20	RUB	75.00	USD	6,594	(86,285)
USD Currency	Deutsche Bank AG	—	05/22/20	ZAR	16.50	USD	4,300	(19,928)
USD Currency	Morgan Stanley & Co. International PLC	—	05/27/20	JPY	103.00	USD	16,684	(130,486)
USD Currency	Bank of America N.A.	—	05/28/20	RUB	61.00	USD	14,048	(2,569)
USD Currency	Bank of America N.A.	—	05/28/20	RUB	63.00	USD	14,048	(4,421)
USD Currency	JPMorgan Chase Bank N.A.	—	07/03/20	CNH	6.90	USD	27,170	(70,189)

								(4,045,437)

								$(14,669,008)

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 09/26/30	0.74%	Semi- Annual	3-month LIBOR, 1.45%	Quarterly	BNP Paribas S.A.	09/24/20	0.74%	USD	21,510	$(517,155)
10-Year Interest Rate Swap, 10/02/30	0.65%	Semi- Annual	3-month LIBOR, 1.45%	Quarterly	BNP Paribas S.A.	09/30/20	0.65%	USD	10,878	(215,849)

										(733,004)

Put
10-Year Interest Rate Swap, 09/26/30	3-month LIBOR, 1.45%	Quarterly	0.74%	Semi-Annual	BNP Paribas S.A.	09/24/20	0.74%	USD	21,510	(454,721)
10-Year Interest Rate Swap, 10/02/30	3-month LIBOR, 1.45%	Quarterly	0.65%	Semi-Annual	BNP Paribas S.A.	09/30/20	0.65%	USD	10,878	(285,690)

										(740,411)

										$(1,473,415)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.33.V1	5.00%	Quarterly	12/20/24	USD 39,044	$2,409,078	$(3,041,002)	$5,450,080

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	99

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	BBB+	USD	91,280	$(286,588)	$(309,960)	$23,372
CDX.NA.IG.34.V1	1.00%	Quarterly	06/20/25	BBB+	USD	20,115	(127,181)	(84,110)	(43,071)

							$(413,769)	$(394,070)	$(19,699)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount (000)			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date			Value	(Received)	(Depreciation)
1.59%	At Termination	1-day CORRA, 0.19%	At Termination	6/03/20(a)	07/15/20	CAD	421,526	$(477,170)	$—	$(477,170)
1.57%	At Termination	1-day CORRA, 0.19%	At Termination	6/03/20(a)	07/15/20	CAD	412,484	(458,839)	—	(458,839)
1-day CORRA, 0.19%	At Termination	1.69%	At Termination	7/15/20(a)	09/09/20	CAD	625,952	1,020,618	286	1,020,332
28-day MXIBTIIE, 6.71%	Monthly	6.88%	Monthly	N/A	12/15/20	MXN	614,867	169,237	560	168,677
28-day MXIBTIIE, 6.71%	Monthly	6.88%	Monthly	N/A	12/16/20	MXN	1,189,610	327,155	1,081	326,074
2.58%	Semi-Annual	3-month Canadian Bankers Acceptances, 1.24%	Semi-Annual	N/A	12/03/21	CAD	5,241	(122,107)	85	(122,192)
6-month CIBOR, 0.01%	Semi-Annual	0.12%	Annual	N/A	12/06/21	DKK	30,903	21,275	475	20,800
6-month STIBOR, 0.40%	Quarterly	0.17%	Annual	N/A	12/06/21	SEK	42,984	5,496	374	5,122
3.01%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	N/A	12/07/21	USD	3,970	(206,276)	(1,047)	(205,229)
28-day MXIBTIIE, 6.71%	Monthly	6.52%	Monthly	N/A	12/14/21	MXN	933,381	488,849	1,445	487,404
28-day MXIBTIIE, 6.71%	Monthly	6.51%	Monthly	N/A	12/15/21	MXN	795,231	412,253	1,231	411,022
28-day MXIBTIIE, 6.71%	Monthly	7.00%	Monthly	N/A	08/11/22	MXN	347,829	404,624	614	404,010
7.11%	Monthly	28-day MXIBTIIE, 6.71%	Monthly	N/A	10/14/22	MXN	146,271	(193,472)	69	(193,541)
7.11%	Monthly	28-day MXIBTIIE, 6.71%	Monthly	N/A	10/14/22	MXN	110,975	(147,368)	52	(147,420)
1.92%	Annual	6-month NIBOR, 1.00%	Semi-Annual	N/A	11/01/22	NOK	23,450	(65,693)	(2)	(65,691)
6-month EURIBOR, (0.29)%	Semi-Annual	(0.26)%	Annual	N/A	01/09/23	EUR	4,690	8,569	(138)	8,707
(0.75)%	Annual	6-month CHF LIBOR, (0.57)%	Semi-Annual	2/21/22(a)	02/21/23	CHF	85,130	160,113	—	160,113

100	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

Paid by the Fund		Received by the Fund		Effective		Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	(000)		Value	(Received)	(Depreciation)
28-day MXIBTIIE, 6.71%	Monthly	6.77%	Monthly	N/A		03/09/23	MXN	409,258	$424,056	$242	$423,814
28-day MXIBTIIE, 6.71%	Monthly	6.36%	Monthly	N/A		03/23/23	MXN	716,793	411,057	—	411,057
2.62%	Semi-Annual	3-month Canadian Bankers Acceptances, 1.24%	Semi-Annual	N/A		12/03/23	CAD	3,218	(148,664)	(274)	(148,390)
6-month CIBOR, 0.01%	Semi-Annual	0.42%	Annual	N/A		12/06/23	DKK	18,668	53,942	1,192	52,750
6-month STIBOR, 0.40%	Quarterly	0.51%	Annual	N/A		12/06/23	SEK	26,069	39,176	674	38,502
3.00%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	N/A		12/07/23	USD	2,449	(252,617)	(1,224)	(251,393)
6-month CHF LIBOR, (0.57)%	Semi-Annual	(0.66)%	Annual	2/20/23	(a)	02/20/24	CHF	84,595	(194,910)	—	(194,910)
1.77%	Annual	6-month NIBOR, 1.00%	Semi-Annual	N/A		06/05/24	NOK	20,100	(90,778)	23	(90,801)
28-day MXIBTIIE, 6.71%	Monthly	6.73%	Monthly	N/A		08/09/24	MXN	117,510	103,860	791	103,069
28-day MXIBTIIE, 6.71%	Monthly	6.67%	Monthly	N/A		08/12/24	MXN	258,548	202,125	617	201,508
28-day MXIBTIIE, 6.71%	Monthly	6.72%	Monthly	N/A		08/13/24	MXN	222,465	190,454	514	189,940
28-day MXIBTIIE, 6.71%	Monthly	6.59%	Monthly	N/A		11/08/24	MXN	169,474	91,889	1,248	90,641
6-month CHF LIBOR, (0.57)%	Semi-Annual	(0.60)%	Annual	N/A		02/04/25	CHF	2,546	(10,655)	61	(10,716)
28-day MXIBTIIE, 6.71%	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	73,475	(17,966)	296	(18,262)
2.91%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	N/A		08/23/26	USD	3,692	(550,434)	(46)	(550,388)
2.93%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	N/A		08/24/28	USD	8,170	(1,543,952)	128	(1,544,080)
3.16%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	N/A		10/03/28	USD	4,519	(994,305)	71	(994,376)
6-month CIBOR, 0.01%	Semi-Annual	1.03%	Annual	N/A		12/06/28	DKK	9,626	117,373	2,405	114,968
3.08%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	N/A		12/07/28	USD	1,312	(283,987)	(716)	(283,271)
1.86%	Annual	6-month NIBOR, 1.00%	Semi-Annual	N/A		06/05/29	NOK	10,720	(85,250)	21	(85,271)
6-month CHF LIBOR, (0.57)%	Semi-Annual	(0.59)%	Annual	N/A		09/05/29	CHF	1,440	(52,489)	24	(52,513)
6-month EURIBOR, (0.29)%	Semi-Annual	0.06%	Annual	N/A		11/06/29	EUR	1,206	15,353	22	15,331

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	101

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.07%	Semi-Annual	3-month Canadian Bankers Acceptances, 1.24%	Semi-Annual	N/A	01/09/30	CAD	1,675	$(106,726)	$—	$(106,726)
28-day MXIBTIIE, 6.71%	Monthly	7.14%	Monthly	N/A	03/15/30	MXN	226,442	93,663	—	93,663
2.91%	Semi-Annual	3-month Canadian Bankers Acceptances, 1.24%	Semi-Annual	N/A	12/03/48	CAD	726	(187,898)	(149)	(187,749)
6-month EURIBOR, (0.29)%	Semi-Annual	1.46%	Annual	N/A	12/04/48	EUR	508	208,444	30	208,414
1.73%	Semi-Annual	6-month GBP LIBOR, 0.73%	Semi-Annual	N/A	12/04/48	GBP	380	(146,525)	565	(147,090)
6-month CIBOR, 0.01%	Semi-Annual	1.53%	Annual	N/A	12/06/48	DKK	3,732	204,235	229	204,006
6-month STIBOR, 0.40%	Quarterly	1.68%	Annual	N/A	12/06/48	SEK	5,412	171,530	754	170,776
3.19%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	N/A	12/07/48	USD	568	(348,195)	(500)	(347,695)

								$(1,340,930)	$12,083	$(1,353,013)

(a)	Forward swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Beazer Homes USA, Inc.	5.00%	Quarterly	Barclays Bank PLC	06/20/20	USD	2,050	$(7,182)	$(18,763)	$11,581
HCA, Inc.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/20	USD	3,095	(33,921)	(31,312)	(2,609)
HCA, Inc.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/20	USD	930	(10,193)	(9,452)	(741)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/20	USD	7,452	(7,571)	2,875	(10,446)
United Mexican States	1.00%	Quarterly	Bank of America N.A.	09/20/20	USD	7,452	(9,074)	8,831	(17,905)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	1,205	(7,690)	(810)	(6,880)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	1,000	(6,383)	(52)	(6,331)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	795	(5,076)	(589)	(4,487)
Chesapeake Energy Corp.	5.00%	Quarterly	Goldman Sachs International	12/20/20	USD	563	401,321	142,073	259,248
Chesapeake Energy Corp.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	3,660	2,596,282	796,730	1,799,552
Commonwealth Bank of Australia	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	1,150	(7,590)	(608)	(6,982)
Commonwealth Bank of Australia	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	1,000	(6,600)	(390)	(6,210)
Itochu Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	32,023	(1,974)	(190)	(1,784)
Itochu Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	29,326	(1,808)	(177)	(1,631)
Itochu Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	29,326	(1,808)	(167)	(1,641)
Itochu Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	29,326	(1,807)	(143)	(1,664)
Mitsubishi Corp.	1.00%	Quarterly	Barclays Bank PLC	12/20/20	JPY	47,573	(3,070)	(706)	(2,364)
Mitsubishi Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	29,326	(1,892)	(346)	(1,546)

102	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Mitsui & Co. Ltd.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	58,651	$(3,746)	$(272)	$(3,474)
Mitsui & Co. Ltd.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	29,326	(1,873)	(110)	(1,763)
National Australia Bank Ltd.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	1,000	(6,654)	(197)	(6,457)
Standard Chartered Bank	1.00%	Quarterly	BNP Paribas S.A.	12/20/20	EUR	810	(5,304)	2,881	(8,185)
Standard Chartered Bank	1.00%	Quarterly	BNP Paribas S.A.	12/20/20	EUR	460	(3,014)	1,706	(4,720)
Standard Chartered Bank	1.00%	Quarterly	Goldman Sachs International	12/20/20	EUR	610	(3,997)	967	(4,964)
Standard Chartered Bank	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/20	EUR	240	(1,573)	908	(2,481)
Sumitomo Corp.	1.00%	Quarterly	Barclays Bank PLC	12/20/20	JPY	24,938	(1,549)	103	(1,652)
Sumitomo Corp.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	JPY	25,316	(1,572)	193	(1,765)
Westpac Banking Corp.	1.00%	Quarterly	Citibank N.A.	12/20/20	USD	1,000	(6,440)	(458)	(5,982)
Frontier Communications Corp.	5.00%	Quarterly	Barclays Bank PLC	06/20/21	USD	1,661	1,213,811	264,694	949,117
Frontier Communications Corp.	5.00%	Quarterly	Barclays Bank PLC	06/20/21	USD	725	529,809	115,535	414,274
DISH DBS Corp.	5.00%	Quarterly	Goldman Sachs International	12/20/23	USD	2,168	(55,331)	83,184	(138,515)
KB Home	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	USD	2,138	(79,152)	(133,718)	54,566
Realogy Group LLC	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	USD	1,069	117,547	(7,816)	125,363
RR Donnelley & Sons Co.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	USD	1,070	128,613	40,430	88,183
Beazer Homes USA, Inc.	5.00%	Quarterly	Barclays Bank PLC	06/20/24	USD	1,199	87,894	(67,635)	155,529
Beazer Homes USA, Inc.	5.00%	Quarterly	BNP Paribas S.A.	06/20/24	USD	1,103	80,856	(59,285)	140,141
Beazer Homes USA, Inc.	5.00%	Quarterly	BNP Paribas S.A.	06/20/24	USD	1,000	73,306	(49,808)	123,114
Tenet Healthcare Corp.	5.00%	Quarterly	Barclays Bank PLC	06/20/24	USD	1,000	90,967	(9,940)	100,907
Tenet Healthcare Corp.	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	1,223	111,252	(14,706)	125,958
Tenet Healthcare Corp.	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	1,175	106,885	(35,861)	142,746
Tenet Healthcare Corp.	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	1,175	106,886	(35,829)	142,715
Tenet Healthcare Corp.	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	1,150	104,611	(35,067)	139,678
Tenet Healthcare Corp.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	USD	500	45,483	(5,820)	51,303
Avis Budget Group, Inc.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	1,680	239,263	133,011	106,252
Avis Budget Group, Inc.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	750	106,814	59,930	46,884
Boeing Co.	1.00%	Quarterly	BNP Paribas S.A.	12/20/24	USD	2,250	305,787	(42,401)	348,188
Boeing Co.	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/24	USD	5,950	808,638	(66,372)	875,010
Broadcom, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	1,325	6,609	38,380	(31,771)
Wells Fargo & Co.	1.00%	Quarterly	Bank of America N.A.	12/20/24	USD	2,262	(1,392)	(58,211)	56,819
Wells Fargo & Co.	1.00%	Quarterly	Citibank N.A.	12/20/24	USD	5,655	(3,481)	(145,265)	141,784
Wells Fargo & Co.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	6,786	(4,177)	(171,497)	167,320
Wells Fargo & Co.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	5,655	(3,481)	(147,876)	144,395
Wells Fargo & Co.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	2,262	(1,392)	(58,152)	56,760
Avis Budget Group, Inc.	5.00%	Quarterly	Barclays Bank PLC	06/20/25	USD	2,520	394,667	364,635	30,032
Avis Budget Group, Inc.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/25	USD	2,540	397,799	329,336	68,463
Federative Republic of Brazil	1.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/25	USD	8,081	629,817	1,185,352	(555,535)
Federative Republic of Brazil	1.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/25	USD	6,047	471,321	801,431	(330,110)
Republic of Chile	1.00%	Quarterly	Citibank N.A.	06/20/25	USD	31,551	393,231	1,035,909	(642,678)
Republic of Colombia	1.00%	Quarterly	Barclays Bank PLC	06/20/25	USD	3,593	215,719	423,684	(207,965)
Republic of South Africa	1.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/25	USD	23,518	3,375,769	3,311,461	64,308

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	103

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of the Philippines	1.00%	Quarterly	Citibank N.A.	06/20/25	USD	11,217	$17,582	$397,140	$(379,558)
State of Qatar	1.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/25	USD	4,095	54,248	151,063	(96,815)
United Mexican States	1.00%	Quarterly	Citibank N.A.	06/20/25	USD	33,787	2,163,149	3,485,707	(1,322,558)
CMBX.NA.9.AAA	0.50%	Monthly	Credit Suisse International	09/17/58	USD	4,540	29,305	52,047	(22,742)
CMBX.NA.9.AAA	0.50%	Monthly	Deutsche Bank AG	09/17/58	USD	3,620	23,367	42,101	(18,734)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	5,570	35,955	70,065	(34,110)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	3,050	19,688	34,966	(15,278)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	2,530	16,331	29,004	(12,673)
CMBX.NA.9.BBB-	3.00%	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	2,080	529,140	71,645	457,495
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	204	51,897	11,505	40,392
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	5,410	(913)	(1,690)	777
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	2,226	(376)	415	(791)
CMBX.NA.6.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	05/11/63	USD	850	187,572	80,314	107,258

							$15,970,135	$12,358,520	$3,611,615

OTC Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)			Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

United Mexican States	1.00%	Quarterly	Bank of America N.A.	06/20/20	BBB	USD	7,452		$7,572	$(3,332)	$10,904

People’s Republic of China	1.00%	Quarterly	Barclays Bank PLC	09/20/20	A+	USD	1,000		4,705	(766)	5,471

People’s Republic of China	1.00%	Quarterly	Goldman Sachs International	09/20/20	A+	USD	1,000		4,707	(808)	5,515

United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank N.A.	09/20/20	BBB	USD	7,452		9,075	(7,693)	16,768

ITRAXX.ASIA.XJ.IG.24.V1	1.00%	Quarterly	Goldman Sachs International	12/20/20	A	USD	1,825		12,002	(7,347)	19,349

Broadcom, Inc.	1.00%	Quarterly	Citibank N.A.	06/20/24	BBB-	USD	14,931		(1,094,855)	(965,359)	(129,496)

CMBX.NA.7.AAA	0.50%	Monthly	Morgan Stanley & Co. International PLC	01/17/47	AAA	USD	4,965		(2,355)	(144,196)	141,841

CMBX.NA.3.AM	0.50%	Monthly	Credit Suisse International	12/13/49	Not Rated	USD	—	(c)	—	(10)	10

CMBX.NA.3.AM	0.50%	Monthly	Goldman Sachs International	12/13/49	Not Rated	USD	—	(c)	—	(25)	25

CMBX.NA.3.AM	0.50%	Monthly	JPMorgan Chase Bank N.A.	12/13/49	Not Rated	USD	1		—	(52)	52

CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	Not Rated	USD	906		(230,481)	(105,653)	(124,828)

CMBX.NA.9.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	09/17/58	Not Rated	USD	438		(111,424)	(37,678)	(73,746)

CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	1,200		(305,273)	(1,517)	(303,756)

CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	1,060		(269,658)	(52,206)	(217,452)

CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	231		(58,765)	(13,677)	(45,088)

CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	3,340		(446,579)	(141,338)	(305,241)

CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	1,670		(223,289)	(71,856)	(151,433)

CMBX.NA.10.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	60		(16,696)	(5,024)	(11,672)

CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	05/11/63	BB+	USD	850		(187,572)	(65,038)	(122,534)

									$(2,908,886)	$(1,623,575)	$(1,285,311)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.
(c)	Notional amount is less than USD 500.

104	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

OTC Interest Rate Swaps

						Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund		Counterparty	Termination Date
Rate	Frequency	Rate	Frequency					Value
3.27%	Semi-Annual	3-month LIBOR, 1.45%	Quarterly	Deutsche Bank AG	05/16/21	USD	9,510	$(380,478)	$—	$(380,478)
1-day BZDIOVER, 0.01%	At Termination	4.53%	At Termination	UBS AG	01/03/22	BRL	249,416	401,088	—	401,088
1-day BZDIOVER, 0.01%	At Termination	5.69%	At Termination	UBS AG	01/03/22	BRL	122,088	674,629	—	674,629
5.73%	Monthly	28-day MXIBTIIE, 6.71%	Monthly	Bank of America N.A.	01/03/25	MXN	23,376	25,520	262	25,258
28-day MXIBTIIE, 6.71%	Monthly	6.33%	Monthly	Citibank N.A.	06/09/25	MXN	14,869	(2,514)	(58)	(2,456)
28-day MXIBTIIE, 6.71%	Monthly	6.33%	Monthly	Citibank N.A.	07/17/25	MXN	36,610	(8,586)	(114)	(8,472)
28-day MXIBTIIE, 6.71%	Monthly	6.32%	Monthly	Goldman Sachs International	08/06/25	MXN	109,616	(26,520)	(333)	(26,187)
6.31%	Monthly	28-day MXIBTIIE, 6.71%	Monthly	Bank of America N.A.	08/11/25	MXN	36,783	9,808	154	9,654
6.31%	Monthly	28-day MXIBTIIE, 6.71%	Monthly	Bank of America N.A.	08/11/25	MXN	36,783	9,808	154	9,654
6.31%	Monthly	28-day MXIBTIIE, 6.71%	Monthly	Deutsche Bank AG	08/11/25	MXN	136,536	37,168	571	36,597
28-day MXIBTIIE, 6.71%	Monthly	6.27%	Monthly	Bank of America N.A.	12/05/25	MXN	4,348	(2,312)	(37)	(2,275)
1-day BZDIOVER, 0.02%	At Termination	7.20%	At Termination	Citibank N.A.	01/04/27	BRL	65,220	(241,860)	—	(241,860)
1-day BZDIOVER, 0.01%	At Termination	7.55%	At Termination	Citibank N.A.	01/04/27	BRL	42,936	162,549	—	162,549
1-day BZDIOVER, 0.01%	At Termination	7.40%	At Termination	JPMorgan Chase Bank N.A.	01/04/27	BRL	60,293	109,478	—	109,478
1-day BZDIOVER, 0.01%	At Termination	7.45%	At Termination	JPMorgan Chase Bank N.A.	01/04/27	BRL	21,432	52,952	—	52,952
1-day BZDIOVER, 0.01%	At Termination	7.52%	At Termination	JPMorgan Chase Bank N.A.	01/04/27	BRL	10,712	36,319	—	36,319

								$857,049	$599	$856,450

OTC Total Return Swaps

						Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund		Counterparty	Termination Date
Rate	Frequency	Rate	Frequency					Value
Intelsat SA	Quarterly	3-month LIBOR minus 0.52%, 1.45%	Quarterly	Credit Suisse International	06/11/20	USD	146	$71,577	$—	$71,577
SPDR S&P Oil & Gas Exploration & Production ETF	Quarterly	3-month LIBOR minus 0.63%, 1.45%	Quarterly	BNP Paribas S.A.	08/05/20	USD	667	241,697	—	241,697

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	105

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

Paid by the Fund		Received by the Fund			Termination	Notional Amount			Premium Appreciation Paid	Upfront Unrealized
Rate	Frequency	Rate	Frequency	Counterparty	Date	(000)		Value	(Received)	(Depreciation)
3-month LIBOR, 1.45%	Quarterly	Goldman Sachs Systematic Skew U.S. Series 10 Excess Return Strategy	Quarterly	Goldman Sachs International	09/09/20	USD	1,108	$112,151	$—	$112,151
3-month LIBOR, 1.45%	Quarterly	Goldman Sachs Systematic Skew U.S. Series 10 Excess Return Strategy	Quarterly	Goldman Sachs International	09/09/20	USD	274	27,788	—	27,788
Tidewater, Inc.	Quarterly	3-month LIBOR minus 0.30%, 1.45%	Quarterly	BNP Paribas S.A.	09/29/20	USD	122	211,049	—	211,049
Tidewater, Inc.	Quarterly	3-month LIBOR minus 0.30%, 1.45%	Quarterly	BNP Paribas S.A.	09/29/20	USD	107	185,722	—	185,722
Berry Petroleum Corp.	Quarterly	3-month LIBOR minus 0.45%, 1.45%	Quarterly	Credit Suisse International	11/05/20	USD	156	321,669	—	321,669
Antero Resources Corp.	Quarterly	3-month LIBOR minus 0.50%, 1.45%	Quarterly	Citibank N.A.	02/12/21	USD	340	446,301	—	446,301
EQT Corp.	At Termination	3-month LIBOR minus 0.15%, 1.45%	At Termination	Citibank N.A.	02/12/21	USD	1,292	(406,207)	—	(406,207)
iShares iBoxx High Yield Corp. Bond Index	Quarterly	3-month LIBOR minus 3.25%, 1.45%	Quarterly	Citibank N.A.	02/12/21	USD	17,491	(1,936,892)	—	(1,936,892)

								$(725,145)	$—	$(725,145)

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$16,179	$(3,439,168)	$10,804,152	$(6,726,784)	$—
OTC Swaps	13,571,352	(2,835,808)	10,872,179	(8,414,570)	—
Options Written	N/A	N/A	1,029,994	(12,865,229)	(18,522,096)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

106	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	Unrealized appreciation on futures contracts(a)	$—	$—	$1,094,191	$—	$155,538,719	$—	$156,632,910
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	41,944,767	—	—	41,944,767
Options purchased	Investments at value — unaffiliated(b)	—	—	2,035,737	11,779,029	313,672	—	14,128,438
Swaps — centrally cleared	Unrealized appreciation on centrally cleared swaps(a)	—	5,473,452	—	—	5,330,700	—	10,804,152
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	21,306,258	1,617,954	—	1,519,319	—	24,443,531

		$—	$26,779,710	$4,747,882	$53,723,796	$162,702,410	$—	$247,953,798

Liabilities — Derivative Financial Instruments

Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$23,193,964	$—	$—	$23,193,964
Options written	Options written at value	—	—	2,379,669	14,669,012	1,473,415	—	18,522,096
Swaps — centrally cleared	Unrealized depreciation on centrally cleared swaps(a)	—	43,071	—	—	6,683,713	—	6,726,784
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	8,245,009	2,343,099	—	662,270	—	11,250,378

		$—	$8,288,080	$4,722,768	$37,862,976	$8,819,398	$—	$59,693,222

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended March 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$1,102,725	$—	$187,590,872	$—	$188,693,597
Forward foreign currency exchange contracts	—	—	—	(7,558,188)	—	—	(7,558,188)
Options purchased(a)	—	—	13,889,353	(14,867,137)	(8,400,108)	—	(9,377,892)
Options written	—	—	(1,809,258)	8,996,244	4,719,274	—	11,906,260
Swaps	—	10,449,086	11,787,164	—	1,953,041	7,732,599	31,921,890

	$—	$10,449,086	$24,969,984	$(13,429,081)	$185,863,079	$7,732,599	$215,585,667

(a)	Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$733,733	$—	$159,616,862	$—	$160,350,595
Forward foreign currency exchange contracts	—	—	—	5,480,761	—	—	5,480,761
Options purchased(a)	—	—	248,123	5,502,019	551,499	—	6,301,641
Options written	—	—	(2,361,774)	(10,525,593)	(153,652)	—	(13,041,019)
Swaps	—	7,092,557	(1,029,978)	—	(1,540,742)	(168,005)	4,353,832

	$—	$7,092,557	$(2,409,896)	$457,187	$158,473,967	$(168,005)	$163,445,810

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	107

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,405,122,304
Average notional value of contracts — short	935,963,365
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	1,144,400,032
Average amounts sold — in USD	863,991,346
Options:
Average value of option contracts purchased	15,164,362
Average value of option contracts written	9,823,024
Average notional value of swaption contracts purchased	299,662,500
Average notional value of swaption contracts written	456,843,000
Credit default swaps:
Average notional value — buy protection	575,576,148
Average notional value — sell protection	104,931,500
Interest rate swaps:
Average notional value — pays fixed rate	5,040,775,828
Average notional value — receives fixed rate	5,711,649,592
Total return swaps:
Average notional value	63,621,270

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$3,650,498		$21,459,103
Forward foreign currency exchange contracts	41,944,767		23,193,964
Options	14,128,438	(a)	18,522,096
Swaps — Centrally cleared	2,125,124		—
Swaps — OTC(b)	24,443,531		11,250,378

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$86,292,358		$74,425,541
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,811,359)		(23,838,772)

Total derivative assets and liabilities subject to an MNA	$78,480,999		$50,586,769

(a)

Includes interest rate caps purchased at value and options purchased at value which are included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

108	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

The following tables present the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Bank of America N.A	$6,772,248	$(6,772,248)	$—	$—	$—
Barclays Bank PLC	2,839,218	(645,843)	—	(2,193,375)	—
BNP Paribas S.A	2,995,651	(2,995,651)	—	—	—
Citibank N.A	21,015,808	(10,212,901)	—	(9,940,000)	862,907
Citigroup Global Markets, Inc.	529,140	—	—	(529,140)	—
Credit Suisse International	446,060	(446,060)	—	—	—
Deutsche Bank AG	5,029,741	(5,029,741)	—	—	—
Goldman Sachs International	2,562,012	(839,701)	—	(770,000)	952,311
HSBC Bank PLC	472,193	(472,193)	—	—	—
J.P. Morgan Securities LLC	187,572	(128,120)	—	(59,452)	—
JPMorgan Chase Bank N.A	18,740,262	(5,529,925)	—	(10,090,000)	3,120,337
Morgan Stanley & Co.
International PLC	13,050,014	(2,821,261)	—	(4,760,000)	5,468,753
NatWest Markets PLC	9,812	(9,812)	—	—	—
Royal Bank of Canada	133	(133)	—	—	—
Standard Chartered Bank	76,614	(50,197)	—	—	26,417
State Street Bank and Trust Co.	29,384	(29,384)	—	—	—
TD Securities, Inc.	18,139	(18,139)	—	—	—
UBS AG	3,706,998	(3,706,998)	—	—	—

	$78,480,999	$(39,708,307)	$—	$(28,341,967)	$10,430,725

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(d)(e)
Bank of America N.A	$8,664,706	$(6,772,248)	$—	$(540,000)	$1,352,458
Barclays Bank PLC	645,843	(645,843)	—	—	—
BNP Paribas S.A	3,129,074	(2,995,651)	—	—	133,423
Citibank N.A	10,212,901	(10,212,901)	—	—	—
Credit Suisse International	702,508	(446,060)	—	—	256,448
Deutsche Bank AG	9,721,035	(5,029,741)	—	(2,860,000)	1,831,294
Goldman Sachs International	839,701	(839,701)	—	—	—
HSBC Bank PLC	2,230,081	(472,193)	—	(720,958)	1,036,930
J.P. Morgan Securities LLC	128,120	(128,120)	—	—	—
JPMorgan Chase Bank N.A	5,529,925	(5,529,925)	—	—	—
Morgan Stanley & Co.
International PLC	2,821,261	(2,821,261)	—	—	—
NatWest Markets PLC	695,670	(9,812)	—	—	685,858
Northern Trust Corp.	788,707	—	—	—	788,707
Royal Bank of Canada	216,042	(133)	—	—	215,909
Standard Chartered Bank	50,197	(50,197)	—	—	—
State Street Bank and Trust Co.	179,735	(29,384)	—	—	150,351
TD Securities, Inc.	69,064	(18,139)	—	—	50,925
UBS AG	3,962,199	(3,706,998)	—	—	255,201

	$50,586,769	$(39,708,307)	$—	$(4,120,958)	$6,757,504

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	109

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,513,546,332	$217,495,526	$1,731,041,858
Common Stocks(a)	12,184,583	—	258,719	12,443,302
Corporate Bonds(a)	—	5,747,936,261	39,757,435	5,787,693,696
Floating Rate Loan Interests(a)	—	142,800,853	185,544,274	328,345,127
Foreign Agency Obligations	—	91,475,903	—	91,475,903
Foreign Government Obligations	—	270,372,713	—	270,372,713
Investment Companies	1,217,011	—	—	1,217,011
Non-Agency Mortgage-Backed Securities	—	730,302,805	25,889,347	756,192,152
Preferred Securities(a)	—	93,825,047	805,294	94,630,341
Taxable Municipal Bonds	—	720,490,909	—	720,490,909
U.S. Government Sponsored Agency Securities	—	14,608,835,409	—	14,608,835,409
U.S. Treasury Obligations	—	2,092,641,243	—	2,092,641,243
Warrants(a)	1,242	—	—	1,242
Short-Term Securities:
Foreign Government Obligations	—	9,397,673	—	9,397,673
Money Market Funds	1,763,782,828	—	—	1,763,782,828
Options Purchased:
Equity contracts	2,035,737	—	—	2,035,737
Foreign currency exchange contracts	—	11,779,024	5	11,779,029
Interest rate contracts	—	313,672	—	313,672
Liabilities:
TBA Sale Commitments	—	(9,465,107,686)	—	(9,465,107,686)
Unfunded floating rate loan interests(b)	—	—	(173,671)	(173,671)

Subtotal	$1,779,221,401	$16,568,610,158	$469,576,929	$18,817,408,488

Investments Valued at NAV(c)				641,764

Total Investments				$18,818,050,252

(a)	See above Schedule of Investments for values in each industry.

(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

(c)	Certain investments of the Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$13,209,499	$—	$13,209,499
Equity contracts	1,094,191	1,617,954	—	2,712,145
Foreign currency exchange contracts	—	41,944,767	—	41,944,767
Interest rate contracts	155,538,719	6,848,878	—	162,387,597
Liabilities:
Credit contracts	—	(5,452,814)	—	(5,452,814)
Equity contracts	(2,379,669)	(2,343,099)	—	(4,722,768)
Foreign currency exchange contracts	—	(37,862,975)	(1)	(37,862,976)
Interest rate contracts	—	(8,818,856)	—	(8,818,856)

	$154,253,241	$9,143,354	$(1)	$163,396,594

(a)

Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

110	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

A reconciliation of Level 3 investments is presented when the Master Portfolio had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities

Assets:
Opening Balance, as of September 30, 2019	$119,808,152	$—	$24,565,099	$143,255,372	$36,178,812
Transfers into Level 3	20,903,138	—	—	59,225,383	—
Transfers out of Level 3	(9,090,995)	—	—	(12,785,807)	(7,467,384)
Accrued discounts/premiums	83,343	—	—	(12,678)	(94,769)
Net realized gain (loss)	(277,967)	(32)	—	(638,513)	(1,143,117)
Net change in unrealized appreciation (depreciation)(a)(b)	(7,675,923)	(1,089,488)	(4,065)	(6,294,867)	1,681,404
Purchases	111,241,373	1,348,239	15,669,000	53,953,201	3,177,920
Sales	(17,495,595)	—	(472,599)	(51,157,817)	(6,443,519)

Closing Balance, as of March 31, 2020	$217,495,526	$258,719	$39,757,435	$185,544,274	$25,889,347

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2020(b)	$(7,612,901)	$(1,089,488)	$(4,065)	$(6,085,666)	$1,681,404

	Preferred Securities	Options Purchased	Unfunded Floating Rate Loan Interests	Total

Assets/Liabilities:
Opening Balance, as of September 30, 2019	$—	$1	$—	$323,807,436
Transfers into Level 3	—	—	(4,404)	80,124,117
Transfers out of Level 3	—	—	—	(29,344,186)
Accrued discounts/premiums	—	—	—	(24,104)
Net realized gain (loss)	(75)	(8,550)	—	(2,068,254)
Net change in unrealized appreciation (depreciation)(a)(b)	(93,384)	(354,012)	(169,267)	(13,999,602)
Purchases	898,753	362,566	—	186,651,052
Sales	—	—	—	(75,569,530)

Closing Balance, as of March 31, 2020	$805,294	$5	$(173,671)	$469,576,929

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2020(b)	$(93,384)	$(362,562)	$(169,267)	$(13,737,753)

(a)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2020, is generally due to investments no longer held or categorized as Level 3 at period end.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

MASTER PORTFOLIO SCHEDULE OF INVESTMENTS	111

Schedule of Investments (unaudited) (continued) March 31, 2020	Master Total Return Portfolio

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Foreign Currency Exchange Contracts

	Assets	Liabilities

Opening Balance, as of September 30, 2019	$—	$(1)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Accrued discounts/premiums	—	—
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	—	93,473
Purchases	—	—
Issues	—	—
Sales	—	(93,473)
Settlements	—	—

Closing Balance, as of March 31, 2020	$—	$(1)

Net change in unrealized appreciation (depreciation) on derivative financial instruments still held at March 31, 2020(b)	$—	$93,473

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The Master Portfolio’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

112	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

March 31, 2020

Master Total Return Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $624,635) (cost — $26,715,134,902)	$26,518,903,913
Investments at value — affiliated (cost — $1,764,427,955)	1,764,427,696
Cash	31,930,768
Cash pledged:
Collateral — OTC derivatives	4,120,958
Futures contracts	123,132,010
Centrally cleared swaps	10,365,630
Foreign currency at value (cost — $76,343,279)	76,199,965
Receivables:
Investments sold	173,095,675
Options written.	572,644
Securities lending income — affiliated	11
Swaps	370,796
TBA sale commitments	9,345,836,670
Contributions from investors	74,449,848
Dividends — affiliated.	978,722
Interest — unaffiliated.	114,001,821
Variation margin on futures contracts	3,650,498
Variation margin on centrally cleared swaps	2,125,124
Swap premiums paid	13,571,352
Unrealized appreciation on:
Forward foreign currency exchange contracts	41,944,767
OTC swaps	10,872,179
Prepaid expenses	176,266

Total assets	38,310,727,313

LIABILITIES
Cash received:
Collateral — OTC derivatives	29,170,520
Collateral — TBA commitments	108,477,703
Cash collateral on securities loaned at value	641,766
Options written at value (premiums received — $6,686,861)	18,522,096
TBA sale commitments at value (proceeds — $9,345,836,670)	9,465,107,686
Payables:
Investments purchased	11,486,668,128
Swaps	362,600
Investment advisory fees	688,639
Options written.	850,000
Other accrued expenses	868,857
Other affiliates	77,855
Variation margin on futures contracts	21,459,103
Withdrawals to investors	97,089,014
Swap premiums received	2,835,808
Unrealized depreciation on:
Forward foreign currency exchange contracts	23,193,964
OTC swaps	8,414,570
Unfunded floating rate loan interests	173,671

Total liabilities	21,264,601,980

NET ASSETS	$17,046,125,333

NET ASSETS CONSIST OF
Investors’ capital	$17,187,515,081
Net unrealized appreciation (depreciation)	(141,389,748)

NET ASSETS	$17,046,125,333

See notes to financial statements.

MASTER PORTFOLIO FINANCIAL STATEMENTS	113

Statement of Operations  (unaudited)

Six Months Ended March 31, 2020

Master Total Return Portfolio

INVESTMENT INCOME
Interest — unaffiliated.	$250,115,341
Dividends — affiliated.	7,836,799
Dividends — unaffiliated	1,375,748
Securities lending income — affiliated — net	3,479
Foreign taxes withheld	(300,784)

Total investment income	259,030,583

EXPENSES
Investment advisory	4,468,308
Accounting services	342,362
Custodian	238,528
Professional	96,120
Directors	76,055
Printing	30,652
Miscellaneous	316,358

Total expenses	5,568,383
Less fees waived and/or reimbursed by the Manager	(428,481)

Total expenses after fees waived and/or reimbursed	5,139,902

Net investment income.	253,890,681

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated (net of $534,130 foreign capital gain tax)	59,125,763
Investments — affiliated	107,713
Capital gain distributions from investment companies — affiliated	2,436
Foreign currency transactions	1,193,180
Forward foreign currency exchange contracts	(7,558,188)
Futures contracts.	188,693,597
Options written	11,906,260
Swaps	31,921,890

285,392,651

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(698,402,467)
Investments — affiliated	128,523
Foreign currency translations	5,097,139
Forward foreign currency exchange contracts	5,480,761
Futures contracts.	160,350,595
Options written	(13,041,019)
Swaps	4,353,832
Unfunded floating rate loan interests	(159,429)

(536,192,065)

Net realized and unrealized loss	(250,799,414)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,091,267

See notes to financial statements.

114	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	Master Total Return Portfolio
	Six Months Ended 03/31/20 (unaudited)	Year Ended 09/30/19(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$253,890,681	$509,537,884
Net realized gain	285,392,651	232,728,084
Net change in unrealized appreciation (depreciation)	(536,192,065)	657,550,089

Net increase in net assets resulting from operations	3,091,267	1,399,816,057

CAPITAL TRANSACTIONS
Proceeds from contributions.	4,690,291,449	5,976,173,038
Value of withdrawals	(3,360,088,787)	(4,727,004,752)

Net increase in net assets derived from capital transactions.	1,330,202,662	1,249,168,286

NET ASSETS
Total increase in net assets	1,333,293,929	2,648,984,343
Beginning of period	15,712,831,404	13,063,847,061

End of period	$17,046,125,333	$15,712,831,404

(a)	Consolidated Statement of Changes in Net Assets.

See notes to financial statements.

MASTER PORTFOLIO FINANCIAL STATEMENTS	115

Financial Highlights

	Master Total Return Portfolio
	Six Months Ended 03/31/20		Year Ended September 30,
	(unaudited)		2019(a)	2018(a)		2017(a)	2016(a)	2015(a)

Total Return
Total return	0.16	%(b)	10.60%	(1.19	)%(c)	1.90%	5.75%	3.13%

Ratios to Average Net Assets(d)
Total expenses	0.07	%(e)	0.07%	0.34%		0.32%	0.21%	0.14%

Total expenses after fees waived	0.06	%(e)	0.07%	0.34%		0.32%	0.21%	0.14%

Total expenses after fees waived and excluding interest expense	0.06	%(e)	0.07%	0.07%		0.08%	0.08%	0.09%

Net investment income	3.02	%(e)	3.70%	3.67%		3.30%	3.03%	3.07%

Supplemental Data
Net assets, end of period (000)	$17,046,125		$15,712,831	$13,063,847		$11,601,109	$9,309,960	$7,418,036

Portfolio turnover rate(f)	327%		574%	734%		806%	841%	1,015%

(a)	Consolidated Financial Highlights.
(b)	Aggregate total return.
(c)	Includes payment received from an affiliate, which had no impact on the Master Portfolio’s total return.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/20	Year Ended September 30,
	(unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	—

(e)	Annualized.
(f)	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 03/31/20	Year Ended September 30,
	(unaudited)	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding mortgage dollar roll transactions)	166%	241%	350%	540%	598%	725%

See notes to financial statements.

116	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited)	Master Total Return Portfolio

1.	ORGANIZATION

Master Total Return Portfolio (the “Master Portfolio”), a series of Master Bond LLC, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master Bond LLC is organized as a Delaware limited liability company. The Master Portfolio is classified as diversified. The Master Bond LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master Bond LLC (the “Board”) to issue nontransferable interests in the Master Bond LLC, subject to certain limitations.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Master Portfolio include the accounts of BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”). Effective December 26, 2019, the Subsidiary, which was wholly-owned by the Master Portfolio, was dissolved. The Subsidiary enabled Master Portfolio to hold commodity-related instruments and other derivatives and satisfy Regulated Investment Company (“RIC”) tax requirements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and structured options) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Master Portfolio’s Board, the directors who are not “interested persons” of the Master Bond LLC, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Master Portfolio, as applicable. Deferred compensation liabilities are included in the Directors’ fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Master Portfolio until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Master Portfolio has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Master Portfolio has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Master Portfolio applied the amendments on a modified retrospective basis beginning with the fiscal period ended March 31, 2020. The adjusted cost basis of securities at September 30, 2019 is $18,319,844,109.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

MASTER PORTFOLIO NOTES TO FINANCIAL STATEMENTS	117

Notes to Financial Statements (unaudited) (continued)	Master Total Return Portfolio

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master Portfolio may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Master Portfolio may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Master Portfolio values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

118	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)	Master Total Return Portfolio

•

Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2020, certain investments of the Master Portfolio were fair valued using NAV (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

MASTER PORTFOLIO NOTES TO FINANCIAL STATEMENTS	119

Notes to Financial Statements (unaudited) (continued)	Master Total Return Portfolio

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Master Portfolio’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative

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Notes to Financial Statements (unaudited) (continued)	Master Total Return Portfolio

payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for the Master Portfolio to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Master Portfolio to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Master Portfolio’s investment policies.

When the Master Portfolio purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Master Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Master Portfolio upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Master Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Master Portfolio may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Master Portfolio having a contractual relationship only with the lender, not with the borrower. The Master Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Master Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Master Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Master Portfolio assumes the credit risk of both the borrower and the lender that is selling the Participation. The Master Portfolio’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Master Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Master Portfolio having a direct contractual relationship with the borrower, and the Master Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Master Portfolio may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Master Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Master Portfolio had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BRE Park Avenue Tower Owner LLC, Mezzanine A Loan	$528,064	$528,064	$528,064	$—
BSREP II Houston Office 1HC Owner LLC, Mezzanine Loan	3,239,798	3,239,798	3,239,798	—
Burlingame Point LLC, Term Loan	4,724,301	4,726,881	4,724,301	(2,580)
Spectacle Gary Holdings LLC, Delayed Draw Term Loan	1,006,419	1,006,419	835,328	(171,091)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the Master Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

MASTER PORTFOLIO NOTES TO FINANCIAL STATEMENTS	121

Notes to Financial Statements (unaudited) (continued)	Master Total Return Portfolio

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Master Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, TBA commitments may be entered into by the Master Portfolio under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Master Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Typically, the Master Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Master Portfolio are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Citigroup Global Markets, Inc	$ 468	$ (468)	$—
Credit Suisse Securities (USA) LLC	4,156	(4,156)	—
Goldman Sachs & Co	620,011	(620,011)	—

	$624,635	$(624,635)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

122	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)	Master Total Return Portfolio

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Master Portfolio writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Master Portfolio purchases and writes swaptions primarily to preserve a return or spread on a particular investment or portion of the Master Portfolio’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

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Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Master Portfolio would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

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Foreign currency options — The Master Portfolio purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

MASTER PORTFOLIO NOTES TO FINANCIAL STATEMENTS	123

Notes to Financial Statements (unaudited) (continued)	Master Total Return Portfolio

•	Barrier options — The Master Portfolio may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Master Portfolio may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

•	Structured options — The Master Portfolio invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk).

These options may consist of single or multiple OTC options which are priced as a single instrument. They may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Master Portfolio will receive a payment from, or be required to remit a payment to, the counterparty depending on the value of the underlying index at exercise.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Master Portfolio and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Master Portfolio’s counterparty on the swap agreement becomes the CCP. The Master Portfolio is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

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Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Master Portfolio receives payment from or makes a payment to the counterparty.

124	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)	Master Total Return Portfolio

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Master Portfolio has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the Master Portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Master Portfolio and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Master Portfolio and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Correlation swaps — Correlation swaps are entered into to gain or mitigate exposure to the underlying reference securities.

Correlation swaps involve two parties agreeing to exchange cash flows based on the measured correlation of two specified underlying securities. At inception, the strike correlation rate is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is based on the difference between the realized price correlation of the underlying securities and the strike correlation rate. As a receiver (or payor) of the realized price correlation rate, a fund would receive (or owe) the payoff amount when the realized price correlation rate of the underlying securities is greater than the strike correlation rate and would owe (or receive) the payoff amount when the realized price correlation rate of the underlying securities is less than the strike correlation rate. This type of agreement is essentially a forward contract on the future realized price correlation of the underlying securities.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Master Portfolio enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

MASTER PORTFOLIO NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements (unaudited) (continued)	Master Total Return Portfolio

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master Bond LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fee

First $250 Million	0.16%
$250 Million — $ 500 Million	0.12
$500 Million — $ 750 Million	0.08
Greater than $750 Million	0.05

With respect to the Master Portfolio, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide, for that portion of the Master Portfolio for which BIL and BRS, as applicable, act as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers and Reimbursements: With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to January 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2020, the amount waived was $427,987.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2020, the Manager waived $494 in investment advisory fees pursuant to this arrangement.

For the six months ended March 31, 2020, the Master Bond LLC reimbursed the Manager $87,312 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Master Portfolio. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2020, the Master Portfolio retained 82% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeded a specified threshold, the Master Portfolio would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

126	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)	Master Total Return Portfolio

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended March 31, 2020, the Master Portfolio paid BIM $642 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2020, the Master Portfolio did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master Bond LLC are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended March 31, 2020, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss

$258,709	$11,576,073	$(1,014,523)

7.	PURCHASES AND SALES

For the six months ended March 31, 2020, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$59,752,398,658	$61,216,362,396
U.S. Government Securities	2,488,613,951	1,708,671,890

For the six months ended March 31, 2020, purchases and sales related to mortgage dollar rolls were as follows:

Purchases	$30,694,402,135
Sales	30,687,775,525

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of March 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of March 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$28,487,501,716

Gross unrealized appreciation	$750,173,265
Gross unrealized depreciation	(903,530,933)

Net unrealized depreciation	$(153,357,668)

9. BANK BORROWINGS

The Master Bond LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in

MASTER PORTFOLIO NOTES TO FINANCIAL STATEMENTS	127

Notes to Financial Statements (unaudited) (continued)	Master Total Return Portfolio

April 2020 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2020, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Master Portfolio’s ability to buy or sell bonds. As a result, the Master Portfolio may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Master Portfolio needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Master Portfolio.

For OTC options purchased, the Master Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Master Portfolio should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not typically give rise to counterparty credit risk, as options written generally obligate the Master Portfolio, and not the counterparty, to perform. The Master Portfolio may be exposed to counterparty credit risk with respect

128	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)	Master Total Return Portfolio

to options written to the extent the Master Portfolio deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Master Portfolio’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 16, 2020, the credit agreement was extended until April 2021 under the same terms.

MASTER PORTFOLIO NOTES TO FINANCIAL STATEMENTS	129

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Directors (the “Board”) of BlackRock Balanced Capital Fund, Inc., met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

130	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information of Master Bond LLC

Richard E. Cavanagh, Co-Chair of the Board and Director

Karen P. Robards, Co-Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective February 19, 2020, Henry Gabbay resigned as a Director of the Master Bond LLC.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Sub-Advisors

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Master Bond LLC

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION OF MASTER BOND LLC	131

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC/Master Bond LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s/Master LLC’s/Master Bond LLC’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s/Master LLC’s/Master Bond LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC/Master Bond LLC use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC/Master Bond LLC voted proxies relating to securities held in the Fund’s/Master LLC’s/Master Bond LLC’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

132	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	133

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNH	Chinese Yuan Offshore

COP	Colombian Peso

DKK	Danish Krone

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

KZT	Kazakhstani Tenge

MXN	Mexican Peso

NOK	Norwegian Krone

PEN	Peruvian Sol

RUB	Russian Ruble

SEK	Swedish Krona

TWD	Taiwan New Dollar

USD	US Dollar

ZAR	South African Rand

Portfolio Abbreviations

ABS	Asset-Backed Security

AGM	Assurance Guaranty Municipal Corp.

AKA	Also Known As

AMBAC	AMBAC Assurance Corp.

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CIBOR	Copenhagen Interbank Offered Rate

CLO	Collateralized Loan Obligation

CMS	Constant Maturity Swap

CORRA	Canadian Overnight Repo Rate Average

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FKA	Formerly Known As

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

MXIBTIIE	Mexico Interbank TIIE 28-Day

NIBOR	Norwegian Interbank Offered Rate

OTC	Over-the-counter

PIK	Payment-in-kind

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SCSDE	South Carolina State Department of Education

SPDR	Standard & Poor’s Depositary Receipts

STIBOR	Stockholm Interbank Offered Rate

TBA	To-be-announced

134	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BC-3/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: June 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: June 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: June 4, 2020

4